UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 812-13797

AB ACTIVE ETFs, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2024

Date of reporting period: November 30, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

ILOW

November 30, 2024

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Fund  Information

AB International Low Volatility Equity ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB International Low Volatility Equity ETF (the “Fund ”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund  at https://www.abfunds.com/link/AB/ILOW-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund  costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB International Low Volatility Equity ETF	$53	0.52%

Prior to commencing operations, the Fund acquired the assets and liabilities of AB International Low Volatility Equity Portfolio (a "Predecessor Fund"), a series of AB Cap Fund, Inc., and adopted the accounting and performance history of that fund (a "Reorganization"), as of the close of business on July 12, 2024.The Fund has the same investment objective, strategies, policies and portfolio management team as the Predecessor Fund.

The performance of the Predecessor Fund shown below has not been adjusted to reflect the lower fees and expenses that will be incurred by the Fund. The advisory fees paid, disclosed below includes the impact of advisory fee waiver arrangement of the Predecessor Fund. The Predecessor Fund was a mutual fund, and the average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF share as traded on an exchange. Predecessor Fund performance is based on the performance of Advisor Class shares. Prior to the Fund's acquisition of the Predecessor Fund, the other share classes of the Predecessor Fund were converted into Advisor Class shares.

How did the Fund  perform last year? What affected the Fund’s performance?

During the 12-month period ended November 30, 2024, the Fund outperformed the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (the "benchmark"), before sales charges.. Overall sector allocation and security selection contributed to performance, relative to the benchmark. Security selection within consumer staples and consumer discretionary contributed the most, while selection within real estate and health care detracted. In terms of sector allocation, an overweight to financials and an underweight to materials added to gains and offset losses from an overerweight to energy and an underweight to health care. Country allocation (a result of bottom-up security analysis combined with fundamental research) contributed, led by an overweight to Japan; an underweight to Australia detracted.

Performance Highlights

Top contributors to performance:

  During the 12-month period, country allocation and security selction within consumer staples, consumer discretionary and technology contributed to performance.

Top detractors from performance:

  During the 12-month period, security selection with real estate and health care detracted.

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1

Fund  Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund  and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund , or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB International Low Volatility Equity ETF	MSCI EAFE Index (net)
07/15	$10,000	$10,000
11/15	$9,760	$9,706
11/16	$9,734	$9,351
11/17	$12,093	$11,901
11/18	$11,710	$10,956
11/19	$12,900	$12,319
11/20	$13,296	$13,104
11/21	$14,713	$14,515
11/22	$13,185	$13,042
11/23	$14,366	$14,655
11/24	$17,037	$15,920

Average Annual Total Returns

AATR	1 Year	5 Years	Since Inception 07/29/15
AB International Low Volatility Equity ETF	18.59%	5.72%	5.87%
MSCI EAFE Index (net)	11.88%	5.89%	-3.49%

The Fund ’s past performance is not a good predictor of the Fund ’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund  distributions or the redemption or sale of Fund  shares.

Visit https://www.abfunds.com/link/AB/ILOW-A for the most recent performance information.

Key Fund  Statistics

Net Assets	$825,953,183
# of Portfolio Holdings	89
Portfolio Turnover Rate	14%
Total Advisory Fees Paid	$1,770,709

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2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Novo Nordisk A/S - Class B	$24,980,497	3.0%
Shell PLC	$21,667,521	2.6%
Constellation Software, Inc./Canada	$20,780,736	2.5%
Oversea-Chinese Banking Corp., Ltd.	$18,894,830	2.3%
RELX PLC (London)	$17,858,995	2.2%
SAP SE	$16,793,566	2.0%
NatWest Group PLC	$16,585,087	2.0%
London Stock Exchange Group PLC	$16,261,440	2.0%
Tesco PLC	$15,784,385	1.9%
Prysmian SpA	$15,560,466	1.9%
Total	$185,167,523	22.4%

Sector Breakdown

Value	Value
Financials	26.0%
Industrials	18.8%
Information Technology	10.7%
Health Care	10.2%
Consumer Staples	9.3%
Consumer Discretionary	8.6%
Communication Services	5.1%
Energy	4.5%
Utilities	3.0%
Real Estate	0.8%
Materials	0.6%
Short-Term Investments	1.5%
Other assets less liabilities	0.9%

Country Breakdown

Value	Value
United Kingdom	20.6%
Japan	15.8%
Netherlands	7.5%
Germany	6.5%
United States	6.3%
Canada	6.1%
Italy	5.0%
Singapore	4.2%
France	4.2%
Switzerland	3.6%
Denmark	3.0%
Spain	2.8%
Finland	2.4%
Australia	1.8%
Others	7.8%
Short-Term Investments	1.5%
Other assets less liabilities	0.9%

Availability of Additional Information

You can find additional information on the Fund ’s website at https://www.abfunds.com/link/AB/ILOW-A, including the Fund 's:

•   Prospectus

•   Financial information

•   Fund  holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

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3

Information Regarding the Review and Approval of the Fund ’s Advisory Agreement

Information regarding the Fund ’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund ’s website https://www.abfunds.com/link/AB/ILOW-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Fund  Information

ETF-ILVE-0153-1124

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4

SYFI

November 30, 2024

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Fund Information

AB Short Duration High Yield ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB Short Duration High Yield ETF (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/SYFI-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Short Duration High Yield ETF	$39	0.39%

Prior to commencing operations, the Fund acquired the assets and liabilities of AB Short Duration High Yield Portfolio (a “Predecessor Fund”), a series of AB Bond Fund, Inc., and adopted the accounting and performance history of that fund (a “Reorganization”), as of the close of business on June 7, 2024.

The Fund has the same investment objective, strategies, policies and portfolio management team as the Predecessor Fund.

The performance of the Predecessor Fund shown below has not been adjusted to reflect the lower fees and expenses that will be incurred by the Fund. The Predecessor Fund was a mutual fund, and the average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF share as traded on an exchange. Predecessor Fund performance is based on the performance of Advisor Class shares. Prior to the Fund's acquisition of the Predecessor Fund, the other share classes of the Predecessor Fund were converted into Advisor Class shares.

How did the Fund perform last year? What affected the Fund’s performance?

Over the 12-month period, the portfolio underperformed the Bloomberg US High Yield 1-5 Year Cash Pay 2% Total Return Index (the “benchmark“), before sales charges. Security selection detracted the most from relative performance, mainly from selections in consumer non-cyclicals, media, telecommunications and services that outweighed gains from selections in energy, other consumer cyclicals and finance. Yield-curve positioning in the US also detracted, particularly from underweights to the six-month and two-year parts of the curve, which were partially offset by a gain from an overweight to the five-year part of the curve. At the country allocation level, off-benchmark exposure to the eurozone contributed to relative performance. Currency decisions did not impact investment results during the period.

Treasury futures were used to manage duration and yield-curve positioning, while currency forwards were used to hedge currency risk. Credit default swaps were used to maintain overall account risk relative to benchmark and to actively take single issuer exposure. Purchased options were used to hedge tail risk; written options were utilized to hedge tail risk via put spreads.

Performance Highlights

Top contributors to performance:

  During the 12-month period, country allocation and several security selection decisions added to results.

Top detractors from performance:

  During the 12-month period, security selection and overall US yield-curve positioning detracted from results.

SYFI

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Short Duration High Yield ETF	Bloomberg U.S. Corporate Bond Index	Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Total Return Index
11/14	$10,000	$10,000	$10,000
11/15	$10,033	$10,016	$9,590
11/16	$10,724	$10,475	$10,697
11/17	$11,235	$11,120	$11,541
11/18	$11,305	$10,782	$11,843
11/19	$12,188	$12,491	$12,509
11/20	$12,677	$13,710	$13,075
11/21	$13,152	$13,637	$13,930
11/22	$12,221	$11,529	$13,337
11/23	$13,286	$11,939	$14,465
11/24	$14,647	$12,972	$16,216

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
AB Short Duration High Yield ETF	10.25%	3.67%	3.89%
Bloomberg U.S. Corporate Bond Index	8.66%	0.76%	2.64%
Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Total Return Index	12.10%	5.33%	4.95%

The addition of the Bloomberg U.S. Corporate Bond Index broad-based benchmark provides a comparison of the Fund's performance against the broader market as regulatorily required.

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/SYFI-A for the most recent performance information.

Key Fund Statistics

Net Assets	$754,350,983
# of Portfolio Holdings	666
Portfolio Turnover Rate	4%
Total Advisory Fees Paid	$465,670

SYFI

2

Graphical Representation of Holdings

Security Type Breakdown

Corporates - Non-Investment Grade	74.0%
Corporates - Investment Grade	15.0%
Emerging Markets - Corporate Bonds	2.8%
Bank Loans	1.9%
Emerging Markets - Sovereigns	0.8%
Collateralized Loan Obligations	0.4%
Quasi-Sovereigns	0.3%
Commercial Mortgage-Backed Securities	0.2%
Short-Term Investments	3.3%
Other assets less liabilities	1.3%

Country Breakdown

Value	Value
United States	71.3%
United Kingdom	4.6%
Canada	3.6%
Germany	2.4%
Italy	1.7%
France	1.4%
Spain	1.4%
Netherlands	0.9%
Australia	0.8%
Luxembourg	0.8%
Ireland	0.7%
Israel	0.6%
Hong Kong	0.6%
Others	4.6%
Short-Term Investments	3.3%
Other assets less liabilities	1.3%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/SYFI-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

SYFI

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/SYFI-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Fund Information

ETF-SDHY-0154-1124

SYFI

4

SDFI

November 30, 2024

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Fund Information

AB Short Duration Income ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB Short Duration Income ETF (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https:/www.abfunds.com/link/AB/SDFI-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Short Duration Income ETF	$30	0.30%

Prior to commencing operations, the Fund acquired the assets and liabilities of AB Short Duration Income Portfolio (a "Predecessor Fund"), a series of AB Bond Fund, Inc., and adopted the accounting and performance history of that fund (a "Reorganization"), as of the close of business on June 7, 2024.The Fund has the same investment objective, strategies, policies and portfolio management team as the Predecessor Fund.

The performance of the Predecessor Fund shown below has not been adjusted to reflect the lower fees and expenses that will be incurred by the Fund. The Predecessor Fund was a mutual fund, and the average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF share as traded on an exchange. Predecessor Fund performance is based on the performance of Advisor Class shares. Prior to the Fund's acquisition of the Predecessor Fund, the other share classes of the Predecessor Fund were converted into Advisor Class shares.

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, all share chasses of the Fund outperformed the Bloomberg 1-5 Year US Government/Credit Index (the “benchmark”), before sales charges. Industry allocation was the primary contributor to performance, relative to the benchmark, from an underweight to US Treasuries and off-benchmark exposure to collateralized mortgage obligations, commercial mortgage-backed securities and collateral loan obligations that were partially offset by losses from exposure to investment-grade credit default swaps in the US. Security selection also contributed from selections in other asset-backed securities and energy. Overall yield-curve positioning in the US detracted from performance. Off-benchmark country allocation to the eurozone also added to performance. Currency decisions did not impact performance during the period.

The Fund used derivatives in the form of interest rate swaps, currency forwards and credit default swaps. Interest rate futures were used to manage and hedge duration risk and/or take active yield-curve positioning, while currency forwards were used to hedge foreign currency exposure. Credit default swaps were also used to effectively obtain high yield credit/sector exposure.

Performance Highlights

Top contributors to performance:

  During the 12-month period, industry allocation, security selection and yield-curve positioning added to results.

Top detractors from performance:

  During the 12-month period, overall yield-curve positioning detracted from results.

SDFI

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Short Duration Income ETF	Bloomberg U.S. Aggregate Bond Index	Bloomberg 1-5 Year U.S. Government/Credit Index
12/18	$10,000	$10,000	$10,000
11/19	$10,704	$10,244	$10,565
11/20	$11,049	$10,990	$11,067
11/21	$11,106	$10,863	$10,995
11/22	$10,392	$9,468	$10,369
11/23	$10,914	$9,580	$10,707
11/24	$11,673	$10,989	$11,302

Average Annual Total Returns

AATR	1 Year	5 Years	Since Inception 12/12/18
AB Short Duration Income ETF	6.95%	1.68%	2.63%
Bloomberg U.S. Aggregate Bond Index	6.88%	-0.01%	1.59%
Bloomberg 1-5 Year U.S. Government/Credit Index	5.56%	1.36%	2.07%

The addition of the Bloomberg U.S. Aggregate Bond Index broad-based benchmark provides a comparison of the Fund's performance against the broader market as regulatorily required.

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https:/www.abfunds.com/link/AB/SDFI-A for the most recent performance information.

Key Fund Statistics

Net Assets	$88,503,364
# of Portfolio Holdings	383
Portfolio Turnover Rate	1%
Total Advisory Fees Paid	$21,800

SDFI

2

Graphical Representation of Holdings

Security Type Breakdown

Value	Value
Corporates - Investment Grade	36.9%
Governments - Treasuries	30.3%
Asset-Backed Securities	12.0%
Collateralized Loan Obligations	9.2%
Corporates - Non-Investment Grade	6.7%
Commercial Mortgage-Backed Securities	1.8%
Emerging Markets - Sovereigns	1.0%
Collateralized Mortgage Obligations	0.4%
Bank Loans	0.3%
Short-Term Investments	0.6%
Other assets less liabilities	0.8%

Availability of Additional Information

You can find additional information on the Fund’s website at https:/www.abfunds.com/link/AB/SDFI-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

SDFI

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https:/www.abfunds.com/link/AB/SDFI-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Fund Information

ETF-SDI-0153-1124

SDFI

4

BUFC

November 30, 2024

AB Conservative Buffer ETF

Principal Listing Exchange: NASDAQ

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Conservative Buffer ETF (the “Fund”) for the period of December 13, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/BUFC-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Conservative Buffer ETF	$71	0.69%

How did the Fund perform last year? What affected the Fund’s performance?

Since inception, the Fund returned 12.31% versus the Standard & Poor’s (“S&P”) 500 Index (the "benchmark") return of 31.65%, achieving its objective of providing market participation, up to a return cap and protecting against market declines of up to 15% over each three-month outcome period. The Fund holds a basket of options on the SPDR S&P 500 ETF, which reflects the S&P 500 Index with no active bets on sectors or asset classes.

The Fund used derivatives in the form of purchased options for hedging and investment purposes, which added to performance. Writing options were used for investment purposes, which detracted from performance.

Performance Highlights

Top contributors to performance:

  As the reference asset, the SPDR S&P 500 ETF, appreciated over the inception period, the Fund participated up to the return cap, which resets at each three-month outcome period.

Top detractors from performance:

  The short call option (ie, the return cap) limits returns over each three-month outcome period, while allowing the Fund to provide up to 15% protection against market declines.

BUFC

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Conservative Buffer ETF	S&P 500 Index
12/23	$10,000	$10,000
11/24	$11,220	$13,165

Average Annual Total Returns

AATR	Since Inception 12/13/23
AB Conservative Buffer ETF	12.31%
S&P 500 Index	31.65%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/BUFC-A for the most recent performance information.

Key Fund Statistics

Net Assets	$696,738,691
# of Portfolio Holdings	3
Portfolio Turnover Rate	0%
Total Advisory Fees Paid	$3,417,651

BUFC

2

Graphical Representation of Holdings

Sector Breakdown

Value	Value
Options on Equity Indices	101.4%
Short-Term Investments	0.5%
Other assets less liabilities	-1.9%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/BUFC-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

BUFC

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/BUFC-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Fund Information

BUFC

4

ETF-CB-0153-1124

CPLS

November 30, 2024

AB Core Plus Bond ETF

Principal Listing Exchange: NASDAQ

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Core Plus Bond ETF (the “Fund”) for the period of December 13, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/CPLS-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Core Plus Bond ETF	$32	0.32%

How did the Fund perform last year? What affected the Fund’s performance?

Since inception, the Fund has outperformed the Bloomberg U.S. Aggregate Bond Index (the “benchmark”). Security selection among investment-grade corporate bonds, underweight in mortgage-backed securities, and out-of-benchmark allocation to high-yield corporate bonds contributed, relative to the benchmark. Yield-curve positioning detracted marginally with portfolio running similar benchmark interest rate exposures. Country allocation and currency decisions did not impact performance during the period.

The fund used derivatives in the form of treasury futures for hedging purposes.

Performance Highlights

Top contributors to performance:

  Security selection within investment-grade and high-yield corporate bonds contributed.

Top detractors from performance:

  An underweight to commercial mortgage-backed securities detracted from overall performance.

CPLS

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Core Plus Bond ETF	Bloomberg U.S. Aggregate Bond Index
12/23	$10,000	$10,000
11/24	$10,618	$10,561

Average Annual Total Returns

AATR	Since Inception 12/13/23
AB Core Plus Bond ETF	6.19%
Bloomberg U.S. Aggregate Bond Index	5.61%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/CPLS-A for the most recent performance information.

Key Fund Statistics

Net Assets	$55,382,988
# of Portfolio Holdings	458
Portfolio Turnover Rate	232%
Total Advisory Fees Paid	$140,742

CPLS

2

Graphical Representation of Holdings

Sector Breakdown

Value	Value
Governments - Treasuries	46.2%
Industrial	25.4%
Financial Institutions	17.5%
Agency Fixed Rate 30-Year	6.5%
Utility	2.4%
Agency Fixed Rate 15-Year	0.2%
Short-Term Investments	7.6%
Other assets less liabilities	-5.8%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/CPLS-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

CPLS

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/CPLS-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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CPLS

4

ETF-CPB-0153-1124

EYEG

November 30, 2024

AB Corporate Bond ETF

Principal Listing Exchange: NASDAQ

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Corporate Bond ETF (the “Fund”) for the period of December 13, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/EYEG-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Corporate Bond ETF	$30	0.30%

How did the Fund perform last year? What affected the Fund’s performance?

Since inception, the Fund has outperformed the Bloomberg US Corporate Bond Index (the “benchmark”). Security selection among investment-grade corporate bonds was the largest contributor, relative to the benchmark. Overall yield-curve positioning detracted, mostly from overweights to the five- to 20-year parts of the curve, which were partially offset by gains to the six-month and two-year parts of the curve. Currency decisions did not impact performance during the period.

The Fund used to treasury futures to hedge duration.

Performance Highlights

Top contributors to performance:

  Investment-grade corporate bonds was the largest contributor to overall performance.

Top detractors from performance:

  Yield-curve positioning and security selection within treasury futures detracted from performance.

EYEG

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Corporate Bond ETF	Bloomberg U.S. Corporate Bond Index
12/23	$10,000	$10,000
11/24	$10,845	$10,711

Average Annual Total Returns

AATR	Since Inception 12/13/23
AB Corporate Bond ETF	8.24%
Bloomberg U.S. Corporate Bond Index	7.11%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/EYEG-A for the most recent performance information.

Key Fund Statistics

Net Assets	$25,358,442
# of Portfolio Holdings	364
Portfolio Turnover Rate	175%
Total Advisory Fees Paid	$71,874

EYEG

2

Graphical Representation of Holdings

Sector Breakdown

Value	Value
Industrial	52.3%
Financial Institutions	39.7%
Utility	4.8%
Short-Term Investments	2.0%
Other assets less liabilities	1.2%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/EYEG-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

EYEG

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/EYEG-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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EYEG

4

ETF-COB-0153-1124

FWD

November 30, 2024

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Fund Information

AB Disruptors ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB Disruptors ETF (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/FWD-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Disruptors ETF	$79	0.65%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended November 30, 2024, the Fund outperformed the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) Growth (the “benchmark“), before sales charges. Overall security selection drove the outperformance led by selection within technology and industrials; selection within health care and real estate were the only negative sectors. Sector allocation also contributed: an underweight to consumer staples and an overweight to technology offset losses from underweight to communication services and an overweight to health care.

Performance Highlights

Top contributors to performance:

  During the 12-month period, although overall security selection was positive, allocation to some sectors also contributed to performance.

Top detractors from performance:

  During the 12-month period, selection within, and allocation to, some sectors detracted from performance.

FWD

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Disruptors ETF	MSCI ACWI Index (net)	MSCI ACWI Growth Index
03/23	$10,000	$10,000	$10,000
11/23	$11,546	$11,210	$11,633
11/24	$16,660	$14,138	$15,004

Average Annual Total Returns

AATR	1 Year	Since Inception 03/22/23
AB Disruptors ETF	43.99%	34.95%
MSCI ACWI Index (net)	26.12%	22.61%
MSCI ACWI Growth Index	28.98%	26.98%

The addition of the MSCI ACWI Index (net) broad-based benchmark provides a comparison of the Fund's performance against the broader market as regulatorily required.

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/FWD-A for the most recent performance information.

Key Fund Statistics

Net Assets	$488,789,797
# of Portfolio Holdings	104
Portfolio Turnover Rate	163%
Total Advisory Fees Paid	$2,112,143

FWD

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
NVIDIA Corp.	$20,134,592	4.1%
Tesla, Inc.	$14,858,103	3.0%
Vistra Corp.	$12,113,315	2.5%
GE Vernova, Inc.	$9,217,369	1.9%
Oracle Corp.	$8,542,565	1.7%
Amazon.com, Inc.	$8,424,534	1.7%
Arista Networks, Inc.	$7,943,115	1.6%
Intuitive Surgical, Inc.	$7,816,724	1.6%
Netflix, Inc.	$7,642,529	1.6%
Shopify, Inc. - Class A	$7,174,945	1.5%
Total	$103,867,791	21.2%

Sector Breakdown

Value	Value
Information Technology	46.8%
Industrials	16.0%
Health Care	13.1%
Communication Services	7.5%
Consumer Discretionary	6.9%
Utilities	3.3%
Financials	2.8%
Energy	0.9%
Real Estate	0.7%
Materials	0.4%
Short-Term Investments	1.3%
Other assets less liabilities	0.3%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/FWD-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

FWD

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/FWD-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Fund Information

FWD

4

ETF-DR-0153-1124

HYFI

November 30, 2024

AB High Yield ETF

Principal Listing Exchange: NYSE Arca

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB High Yield ETF (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/HYFI-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB High Yield ETF	$42	0.40%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund underperformed the Bloomberg US Corporate HY 2% Issuer Capped Index (the “benchmark”), before sales charges. Security selection was the largest detractor, relative to the benchmark, from selections in telecommunications, services and banking, which were partially offset by gains from selections in energy. Industry allocation contributed, mainly from an overweight to banking. Yield-curve positioning also contributed, mostly from overweights to the five- and 10-year parts of the curve which partially offset losses from underweights in the six month- and two-year parts of the curve. Currency decisions did not have an impact performance during the period.

During the 12-month period, the Fund utilized derivatives in the form of treasury futures to manage duration and yield-curve positioning. Currency forwards were utilized to hedge currency risk. Credit default swaps were used to maintain overall account risk relative to the benchmark and to actively take a single issuer exposure.

Performance Highlights

Top contributors to performance:

  During the 12-month period, industry allocation and overall yield-curve positioning added to performance.

Top detractors from performance:

  During the 12-month period, security selection and some yield-curve positioning detracted from performance.

HYFI

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB High Yield ETF	Bloomberg U.S. Corporate Bond Index	Bloomberg U.S. Corporate HY 2% Issuer Capped Index
11/14	$10,000	$10,000	$10,000
11/15	$9,632	$10,016	$9,662
11/16	$10,639	$10,475	$10,832
11/17	$11,463	$11,120	$11,824
11/18	$11,521	$10,782	$11,867
11/19	$12,676	$12,491	$13,015
11/20	$13,725	$13,710	$13,948
11/21	$14,697	$13,637	$14,683
11/22	$13,335	$11,529	$13,368
11/23	$14,391	$11,939	$14,530
11/24	$16,244	$12,972	$16,377

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
AB High Yield ETF	12.21%	4.96%	4.91%
Bloomberg U.S. Corporate Bond Index	8.66%	0.76%	2.64%
Bloomberg U.S. Corporate HY 2% Issuer Capped Index	12.71%	4.70%	5.06%

The addition of the Bloomberg U.S. Corporate Bond Index broad-based benchmark provides a comparison of the Fund's performance against the broader market as regulatorily required.

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/HYFI-A for the most recent performance information.

Key Fund Statistics

Net Assets	$175,106,687
# of Portfolio Holdings	772
Portfolio Turnover Rate	75%
Total Advisory Fees Paid	$510,547

HYFI

2

Graphical Representation of Holdings

Sector Breakdown

Value	Value
Industrial	82.4%
Financial Institutions	12.3%
Utility	2.9%
Technology	0.0%
Consumer Staples	0.0%
Financials	0.0%
Industrials	0.0%
Consumer Discretionary	0.0%
Short-Term Investments	1.2%
Other assets less liabilities	1.2%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/HYFI-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

HYFI

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/HYFI-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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HYFI

4

ETF-HY-0153-1124

TAFM

November 30, 2024

AB Tax-Aware Intermediate Municipal ETF

Principal Listing Exchange: NYSE Arca

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Tax-Aware Intermediate Municipal ETF (the “Fund”) for the period of December 13, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/TAFM-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Tax-Aware Intermediate Municipal ETF	$28	0.28%

How did the Fund perform last year? What affected the Fund’s performance?

Since inception, the Fund outperformed the Bloomberg Municipal Bond Index (the “benchmark”). Industry allocation and security selection contributed to performance, relative to the benchmark. Overweights to prepay energy and not-for-profit health care contributed, while underweights to single-family housing and toll roads/transit detracted. Security selection within not-for-profit health care and electric utility contributed, while an underweight to state general obligation and an overweight to local general obligation detracted. Yield-curve positioning detracted from performance.

The Fund used derivatives in the form of interest rate swaps for hedging purposes, which contributed to performance.

Performance Highlights

Top contributors to performance:

  Industry allocation and security selection within not-for-profit health care contributed.

Top detractors from performance:

  Yield-curve positioning detracted from the Fund's performance.

TAFM

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Tax-Aware Intermediate Municipal ETF	Bloomberg Municipal Bond Index
12/23	$10,000	$10,000
11/24	$10,602	$10,433

Average Annual Total Returns

AATR	Since Inception 12/13/23
AB Tax-Aware Intermediate Municipal ETF	5.81%
Bloomberg Municipal Bond Index	4.33%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/TAFM-A for the most recent performance information.

Key Fund Statistics

Net Assets	$92,476,022
# of Portfolio Holdings	196
Portfolio Turnover Rate	9%
Total Advisory Fees Paid	$99,610

TAFM

2

Graphical Representation of Holdings

Sector Breakdown

Value	Value
Municipal Obligations	98.2%
Short-Term Investments	1.8%
Other assets less liabilities	0.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/TAFM-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

TAFM

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/TAFM-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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TAFM

4

ETF-TAIM-0153-1124

TAFL

November 30, 2024

AB Tax-Aware Long Municipal ETF

Principal Listing Exchange: NYSE

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Tax-Aware Long Municipal ETF (the “Fund”) for the period of December 13, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/TAFL-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Tax-Aware Long Municipal ETF	$28	0.28%

How did the Fund perform last year? What affected the Fund’s performance?

Since inception the Fund outperformed the Bloomberg Municipal Bond Index (the “benchmark”). Industry allocation and security selection, particularly allocations to state general obligation, not-for-profit health care and public higher education, contributed to performance, relative to the benchmark. Yield-curve positioning and security selection within single-family housing detracted from overall performance.

The Fund used derivatives in the form of interest rate swaps and credit default swaps for hedging purposes. Interest rate swaps contributed to performance, while credit default swaps detracted.

Performance Highlights

Top contributors to performance:

  Overall security selection contributed to the Fund's performance.

Top detractors from performance:

  An overweight to the 10-year part of the yield-curve detracted from overall performance.

TAFL

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Tax-Aware Long Municipal ETF	Bloomberg Municipal Bond Index	Bloomberg 20 Year (17-22) Municipal Index
12/23	$10,000	$10,000	$10,000
11/24	$10,650	$10,433	$10,561

Average Annual Total Returns

AATR	Since Inception 12/13/23
AB Tax-Aware Long Municipal ETF	6.19%
Bloomberg Municipal Bond Index	4.33%
Bloomberg 20 Year (17-22) Municipal Index	5.61%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/TAFL-A for the most recent performance information.

Key Fund Statistics

Net Assets	$29,526,762
# of Portfolio Holdings	82
Portfolio Turnover Rate	12%
Total Advisory Fees Paid	$75,051

TAFL

2

Graphical Representation of Holdings

Sector Breakdown

Value	Value
Municipal Obligations	98.5%
Short-Term Investments	0.9%
Other assets less liabilities	0.6%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/TAFL-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

TAFL

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/TAFL-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Fund Information

TAFL

4

ETF-TALM-0153-1124

TAFI

November 30, 2024

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Fund Information

AB Tax-Aware Short Duration Municipal ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB Tax-Aware Short Duration Municipal ETF (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/TAFI-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Tax-Aware Short Duration Municipal ETF	$28	0.27%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the Bloomberg 1-5 Year Municipal Bond Index (the “benchmark”). Industry allocation and security selection, particularly allocation to corporate financials, state general obligation and miscellaneous revenue contributed to performance, relative to the benchmark. Yield-curve positioning detracted from performance.

The Fund used derivatives in the form of interest rate swaps for hedging purposes which added to performance.

Performance Highlights

Top contributors to performance:

  Industry allocation and security selection contributed to overall performance.

Top detractors from performance:

  Yield-curve positioning and security selection within MSA Tobacco securitization detracted.

TAFI

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Tax-Aware Short Duration Municipal ETF	Bloomberg Municipal Bond Index	Bloomberg 1-5 Year Municipal Bond Index
09/22	$10,000	$10,000	$10,000
11/22	$10,022	$10,106	$10,031
11/23	$10,364	$10,539	$10,308
11/24	$10,791	$11,058	$10,657

Average Annual Total Returns

AATR	1 Year	Since Inception 09/14/22
AB Tax-Aware Short Duration Municipal ETF	4.14%	3.50%
Bloomberg Municipal Bond Index	4.93%	4.64%
Bloomberg 1-5 Year Municipal Bond Index	3.39%	2.91%

The addition of the Bloomberg Municipal Bond Index broad-based benchmark provides a comparison of the Fund's performance against the broader market as regulatorily required.

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/TAFI-A for the most recent performance information.

Key Fund Statistics

Net Assets	$650,593,636
# of Portfolio Holdings	418
Portfolio Turnover Rate	29%
Total Advisory Fees Paid	$1,331,301

TAFI

2

Graphical Representation of Holdings

Credit Rating BreakdownFootnote Reference*

Value	Value
AAA	6.8%
AA	34.8%
A	30.5%
BBB	7.9%
BB	3.1%
B	0.9%
A-1+	0.6%
A-1	0.9%
SP-1+	1.3%
SP-1	1.4%
Pre-refunded	7.9%
Not Rated	3.9%
Footnote	Description
Footnote*	The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by AllianceBernstein L.P. (the "Adviser"). If applicable, Not Applicable (N/A) includes non-credit worthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

Portfolio Breakdown

Local Governments - US Municipal Bonds	96.2%
Short-Term Municipal Notes	1.7%
Corporates - Investment Grade	0.4%
Collateralized Mortgage Obligations	0.3%
Asset-Backed Securities	0.3%
Other assets less liabilities	1.1%

TAFI

3

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/TAFI-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/TAFI-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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TAFI

4

ETF-TASDM-0153-1124

YEAR

November 30, 2024

AB Ultra Short Income ETF

Principal Listing Exchange: NYSE Arca

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Annual Shareholder Report

This annual shareholder report contains important information about the AB Ultra Short Income ETF (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/YEAR-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Ultra Short Income ETF	$25	0.24%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the FTSE 3-Month US T-Bill Index (the “benchmark”), before sales charges. Sector allocation contributed to relative performance, from overweights to investment-grade corporate bonds and asset-backed securities. Yield-curve positioning was a minor detractor to overall performance.

During the 12-month period, the Fund used derivatives in the form of futures for hedging and investment purposes, which had no material impact

Performance Highlights

Top contributors to performance:

  During the 12-month period, sector allocation added to performance.

Top detractors from performance:

  During the 12-month period, yield-curve positioning detracted from performance.

YEAR

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Ultra Short Income ETF	Bloomberg U.S. Aggregate Bond Index	FTSE 3-Month US T-Bill Index
09/22	$10,000	$10,000	$10,000
11/22	$10,046	$9,942	$10,065
11/23	$10,616	$10,059	$10,580
11/24	$11,243	$10,750	$11,165

Average Annual Total Returns

AATR	1 Year	Since Inception 09/14/22
AB Ultra Short Income ETF	5.87%	5.43%
Bloomberg U.S. Aggregate Bond Index	6.88%	3.32%
FTSE 3-Month US T-Bill Index	5.53%	5.10%

The addition of the Bloomberg U.S. Aggregate Bond Index broad-based benchmark provides a comparison of the Fund's performance against the broader market as regulatorily required.

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/YEAR-A for the most recent performance information.

Key Fund Statistics

Net Assets	$1,143,129,074
# of Portfolio Holdings	190
Portfolio Turnover Rate	59%
Total Advisory Fees Paid	$2,360,963

YEAR

2

Graphical Representation of Holdings

Sector Breakdown

Value	Value
Governments - Treasuries	34.1%
Financial Institutions	25.9%
Industrial	17.7%
Other ABS - Fixed Rate	5.6%
Autos - Fixed Rate	4.4%
Utility	2.4%
Credit Cards - Fixed Rate	0.9%
Short-Term Investments	8.7%
Other assets less liabilities	0.3%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/YEAR-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

YEAR

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/YEAR-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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YEAR

4

ETF-USI-0153-1124

HIDV

November 30, 2024

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Fund Information

AB US High Dividend ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB US High Dividend ETF (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/HIDV-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB US High Dividend ETF	$53	0.45%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund out performed Standarad & Poor's ("S&P") 500 Total Return Index (the "benchmark"). Both security and sector selection contributed, relative to the benchmark. Within security selection, positions within Broadcom and Unum were the largest contributors, while holdings within Civitas Resources and LyondellBasell detracted the most. Overweights to utilities and financials contributed, while an underweight to technology and an overweight to materials detracted from overall performance.

Performance Highlights

Top contributors to performance:

  Overweights within security and sector selection contributed to the Fund's outperformance.

Top detractors from performance:

  Security selection with Civitas Resources, LyondellBasell, and HollyFrontier detracted from performance.

HIDV

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB US High Dividend ETF	S&P 500 Index
03/23	$10,000	$10,000
11/23	$11,374	$11,541
11/24	$15,585	$15,452

Average Annual Total Returns

AATR	1 Year	Since Inception 03/22/23
AB US High Dividend ETF	36.89%	29.83%
S&P 500 Index	33.89%	29.20%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/HIDV-A for the most recent performance information.

Key Fund Statistics

Net Assets	$25,457,354
# of Portfolio Holdings	108
Portfolio Turnover Rate	175%
Total Advisory Fees Paid	$61,235

HIDV

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Apple, Inc.	$1,852,361	7.3%
NVIDIA Corp.	$1,714,715	6.7%
Microsoft Corp.	$1,405,887	5.5%
Amazon.com, Inc.	$759,006	3.0%
Alphabet, Inc. - Class A	$480,494	1.9%
Meta Platforms, Inc. - Class A	$439,929	1.7%
Netflix, Inc.	$402,612	1.6%
Oracle Corp.	$341,954	1.3%
Merck & Co., Inc.	$335,209	1.3%
Tesla, Inc.	$326,521	1.3%
Total	$8,058,688	31.6%

Sector Breakdown

Value	Value
Information Technology	27.0%
Financials	19.2%
Health Care	8.9%
Communication Services	8.5%
Consumer Discretionary	8.4%
Consumer Staples	6.6%
Real Estate	6.2%
Materials	4.5%
Industrials	3.6%
Utilities	3.4%
Energy	3.3%
Short-Term Investments	0.2%
Other assets less liabilities	0.2%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/HIDV-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

HIDV

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/HIDV-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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HIDV

4

ETF-UHD-0153-1124

LRGC

November 30, 2024

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AB US Large Cap Strategic Equities ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB US Large Cap Strategic Equities ETF (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/LRGC-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB US Large Cap Strategic Equities ETF	$56	0.48%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended November 30, 2024, the Fund outperformed the Standard & Poor’s (“S&P”) 500 Index (the "benchmark"), before sales charges. Overall security selection was positive, while sector allocation was negative. Security selection within consumer staples and industrials added to gains, while selection within consumer discretionary and health care detracted. In terms of sector allocation, gains from an overweight to communication services and an underweight to energy were offset by an overweight to health care and an underweight to consumer discretionary, which detracted.

Performance Highlights

Top contributors to performance:

  During the 12-month period, although security selection was positive overall, allocation to some sectors also contributed to performance.

Top detractors from performance:

  During the 12-month period, overall sector allocation was negative; security selection within some sectors also detracted from performance.

LRGC

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB US Large Cap Strategic Equities ETF	S&P 500 Index
09/23	$10,000	$10,000
11/23	$10,392	$10,313
11/24	$13,954	$13,808

Average Annual Total Returns

AATR	1 Year	Since Inception 09/20/23
AB US Large Cap Strategic Equities ETF	34.20%	32.02%
S&P 500 Index	33.89%	30.85%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/LRGC-A for the most recent performance information.

Key Fund Statistics

Net Assets	$259,957,424
# of Portfolio Holdings	72
Portfolio Turnover Rate	19%
Total Advisory Fees Paid	$610,152

LRGC

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Microsoft Corp.	$19,507,955	7.5%
NVIDIA Corp.	$18,422,504	7.1%
Alphabet, Inc. - Class C	$11,884,176	4.6%
Apple, Inc.	$11,819,034	4.5%
Amazon.com, Inc.	$10,999,460	4.2%
Visa, Inc. - Class A	$9,418,371	3.6%
Meta Platforms, Inc. - Class A	$8,837,062	3.4%
UnitedHealth Group, Inc.	$7,900,259	3.0%
Walmart, Inc.	$6,295,088	2.4%
Oracle Corp.	$5,711,741	2.2%
Total	$110,795,650	42.5%

Sector Breakdown

Value	Value
Information Technology	29.1%
Financials	13.6%
Health Care	12.3%
Communication Services	11.9%
Consumer Discretionary	8.0%
Industrials	7.9%
Consumer Staples	5.8%
Energy	3.7%
Materials	2.8%
Real Estate	1.6%
Utilities	1.5%
Short-Term Investments	1.7%
Other assets less liabilities	0.1%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/LRGC-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

LRGC

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/LRGC-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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LRGC

4

ETF-ULCSE-0153-1124

LOWV

November 30, 2024

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AB US Low Volatility Equity ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB US Low Volatility Equity ETF (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/LOWV-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB US Low Volatility Equity ETF	$54	0.48%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended November 30, 2024, the Fund underperformed the Standard & Poor's (“S&P”) 500 Index (the “benchmark”). Overall security selection drove the underperformance. Selection within technology and financials detracted the most, while selection within health care and consumer staples contributed and offset some losses. Sector allocation was also negative. Gains from underweights to materials and energy were offset by losses from overweights to health care and utilities.

Performance Highlights

Top contributors to performance:

  During the 12-month period, although overall security selection was negative, selection within and allocation to some sectors contributed to performance.

Top detractors from performance:

  During the 12-month period, selection within and allocation to some sectors detracted from performance.

LOWV

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB US Low Volatility Equity ETF	S&P 500 Index
03/23	$10,000	$10,000
11/23	$11,609	$11,541
11/24	$14,690	$15,452

Average Annual Total Returns

AATR	1 Year	Since Inception 03/22/23
AB US low Volatility Equity ETF	26.47%	25.41%
S&P 500 Index	33.89%	29.20%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/LOWV-A for the most recent performance information.

Key Fund Statistics

Net Assets	$76,717,855
# of Portfolio Holdings	79
Portfolio Turnover Rate	30%
Total Advisory Fees Paid	$203,598

LOWV

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Microsoft Corp.	$6,214,276	8.1%
Alphabet, Inc. - Class C	$3,546,704	4.6%
Apple, Inc.	$3,081,255	4.0%
Broadcom, Inc.	$2,406,402	3.1%
Fiserv, Inc.	$1,920,584	2.5%
AbbVie, Inc.	$1,686,614	2.2%
NVIDIA Corp.	$1,652,779	2.2%
UnitedHealth Group, Inc.	$1,621,301	2.1%
Oracle Corp.	$1,495,540	1.9%
Visa, Inc. - Class A	$1,479,931	1.9%
Total	$25,105,386	32.6%

Sector Breakdown

Value	Value
Information Technology	29.4%
Financials	16.3%
Health Care	13.0%
Industrials	10.0%
Communication Services	9.3%
Consumer Discretionary	8.2%
Consumer Staples	6.5%
Energy	2.2%
Utilities	2.1%
Real Estate	1.1%
Materials	1.1%
Short-Term Investments	0.7%
Other assets less liabilities	0.1%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/LOWV-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

LOWV

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/LOWV-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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LOWV

4

ETF-ULVE-0153-1124

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Tax Aware Short Duration Municipal ETF	2023	$23,000	$—	$13,025
	2024	$25,000	$—	$15,788
AB Ultra Short Income ETF	2023	$23,000	$—	$14,150
	2024	$25,000	$—	$17,543
AB Disruptors ETF	2023	$23,000	$—	$13,286
	2024	$23,000	$—	$17,361
AB US Low Volatility Equity ETF	2023	$23,000	$—	$13,000
	2024	$23,000	$—	$18,647
AB High Yield ETF	2023	$129,450	$—	$25,836
	2024	$60,000	$—	$23,710
AB US High Dividend ETF	2023	$23,000	$—	$13,000
	2024	$23,000	$—	$21,753
AB US Large Cap Strategic Equities ETF	2023	$23,000	$—	$11,700
	2024	$23,000	$—	$30,043
AB Conservative Buffer ETF	2024	$23,000	$—	$13,646
AB Core Plus Bond ETF	2024	$29,000	$—	$16,014
AB Corporate Bond ETF	2024	$25,000	$—	$16,014
AB Tax-Aware Intermediate Municipal ETF	2024	$29,000	$—	$13,336
AB Tax-Aware Long Municipal ETF	2024	$29,000	$—	$13,336
AB Short Duration High Yield ETF*	2023	$117,058	$—	$21,418
	2024	$99,000	$—	$35,074
AB Short Duration Income ETF*	2023	$43,345	$—	$17,632
	2024	$95,700	$—	$39,574
AB International Low Volatility Equity ETF*	2023	$47,201	$—	$19,527
	2024	$76,201	$—	$38,367

*	These fees include fees for services provided to the Acquired Portfolio and the Fund.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Tax Aware Short Duration Municipal ETF	2023	$2,124,488	$13,025
			$—
			$(13,025)
	2024	$1,732,246	$15,788
			$—
			$(15,788)
AB Ultra Short Income ETF	2023	$2,125,613	$14,150
			$—
			$(14,150)
	2024	$1,734,001	$17,543
			$—
			$(17,543)
AB Disruptors ETF	2023	$2,124,749	$13,286
			$—
			$(13,286)
	2024	$1,733,819	$17,361
			$—
			$(17,361)
AB US Low Volatility Equity ETF	2023	$2,124,463	$13,000
			$—
			$(13,000)
	2024	$1,735,105	$18,647
			$—
			$(18,647)
AB US High Dividend ETF	2023	$2,124,463	$13,000
			$—
			$(13,000)
	2024	$1,738,211	$21,753
			$—
			$(21,753)
AB High Yield ETF	2023	$2,133,574	$25,836
			$—
			$(25,836)
	2024	$1,740,168	$23,710
			$—
			$(23,710)
AB US Large Cap Strategic Equities ETF	2023	$2,123,163	$11,700
			$—
			$(11,700)
	2024	$1,746,501	$30,043
			$—
			$(30,043)
AB Conservative Buffer ETF	2024	$1,730,104	$13,646
			$—
			$(13,646)
AB Core Plus Bond ETF	2024	$1,732,472	$16,014
			$—
			$(16,014)
AB Corporate Bond ETF	2024	$1,732,472	$16,014
			$—
			$(16,014)
AB Tax-Aware Intermediate Municipal ETF	2024	$1,729,794	$13,336
			$—
			$(13,336)
AB Tax-Aware Long Municipal ETF	2024	$1,729,794	$13,336
			$—
			$(13,336)
AB Short Duration High Yield ETF	2023	$1,702,448	$21,418
			$—
			$(21,418)
	2024	$1,751,532	$35,074
			$—
			$(35,074)
AB Short Duration Income ETF	2023	$1,778,662	$17,632
			$—
			$(17,632)
	2024	$1,756,032	$39,574
			$—
			$(39,574)
AB International Low Volatility Equity ETF	2023	$1,562,496	$19,527
			$—
			$(19,527)
	2024	$1,754,825	$38,367
			$—
			$(38,367)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB TAX-AWARE SHORT DURATION MUNICIPAL ETF

(NYSE: TAFI)

AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 96.2%
Alabama – 4.9%
Black Belt Energy Gas District (BP PLC) Series 2024-D 5.00%, 03/01/2055(a)	$1,500	$1,632,180
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021-B 4.00%, 10/01/2052	1,200	1,208,029
Series 2023-D 4.92% (SOFR + 1.85%), 06/01/2049(b)	1,000	1,028,285
Series 2024-B 5.00%, 10/01/2055	2,750	2,944,429
Black Belt Energy Gas District (Morgan Stanley) Series 2019-A 4.00%, 12/01/2049	2,000	2,008,029
Black Belt Energy Gas District (Royal Bank of Canada) Series 2022-D 4.00%, 12/01/2025	650	652,705
City of Huntsville AL Series 2016-B 5.00%, 05/01/2028	470	484,773
County of Jefferson AL Sewer Revenue Series 2024 5.00%, 10/01/2034	1,000	1,133,525
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2024 5.00%, 06/01/2049	1,000	1,070,256
Southeast Alabama Gas Supply District (The) (Pacific Mutual Holding Co.) Series 2024-A 5.00%, 08/01/2054	6,000	6,448,678
Southeast Energy Authority A Cooperative District (Deutsche Bank AG) Series 2024-A 5.00%, 11/01/2035	1,000	1,051,768
Southeast Energy Authority A Cooperative District (Goldman Sachs Group, Inc. (The)) Series 2022-B 5.00%, 05/01/2053	1,000	1,044,814

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2022-A 5.50%, 01/01/2053	$2,000	$2,159,717
Southeast Energy Authority A Cooperative District (Pacific Mutual Holding Co.) Series 2024-C 5.00%, 11/01/2055	1,500	1,620,752
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	3,110	3,322,816
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.00%, 07/01/2027	1,500	1,549,202
5.25%, 01/01/2054	2,500	2,660,424

		32,020,382

Arizona – 2.4%
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	3,000	3,081,360
5.00%, 09/01/2052	1,000	1,027,256
Series 2024 4.00%, 06/01/2049	3,000	3,033,066
City of Glendale AZ Water & Sewer Revenue Series 2022-B 5.00%, 07/01/2026	1,000	1,034,396
Industrial Development Authority of the City of Phoenix Arizona (The) (AZ GFF Tiyan LLC Lease) Series 2014 5.00%, 02/01/2029	1,000	984,518
Maricopa County Industrial Development Authority (HonorHealth Obligated Group) Series 2024-D 5.00%, 12/01/2025	2,000	2,036,851
Maricopa County Special Health Care District Series 2021-D 5.00%, 07/01/2025	1,325	1,340,409
Scottsdale Municipal Property Corp. (Pre-refunded – US Treasuries) Series 2015 4.00%, 07/01/2031	3,000	3,016,709

		15,554,565

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arkansas – 0.0%
Arkansas Development Finance Authority (Hybar LLC) Series 2023 6.875%, 07/01/2048(c)	$115	$127,097

California – 9.1%
Bay Area Toll Authority Series 2021 3.59% (MUNIPSA + 0.41%), 04/01/2056(b)	3,000	2,960,331
California Community Choice Financing Authority (American General Life Insurance Co.) Series 2024 5.00%, 08/01/2055	1,500	1,624,898
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	5,000	5,347,549
California Community Choice Financing Authority (Apollo Global Management, Inc.) Series 2024 5.00%, 11/01/2055	2,000	2,161,999
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	1,000	1,076,440
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	1,000	1,020,980
California Community Choice Financing Authority (Morgan Stanley) Series 2024 5.00%, 05/01/2054	3,500	3,797,603
California Community Choice Financing Authority (Pacific Mutual Holding Co.) Series 2024-F 5.00%, 02/01/2055	1,750	1,909,792
California Municipal Finance Authority (Azusa Pacific University) Series 2015-B 5.00%, 04/01/2026	1,000	999,388
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 06/30/2029	1,000	1,043,621
5.00%, 12/31/2033	1,500	1,556,904

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Pollution Control Financing Authority Series 2024 4.25%, 11/01/2038	$1,000	$1,028,439
California School Finance Authority (KIPP SoCal Public Schools) Series 2014-A 5.00%, 07/01/2034(c)	600	600,220
5.125%, 07/01/2044(c)	750	750,307
California State Public Works Board (California State Public Works Board Lease) Series 2017-H 5.00%, 04/01/2031	1,425	1,493,848
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2016 5.00%, 05/15/2025	1,500	1,511,149
California Statewide Communities Development Authority (Southern California Edison Co.) Series 2023 4.50%, 11/01/2033	1,000	1,067,243
City of Los Angeles Department of Airports Series 2017-A 5.00%, 05/15/2030	3,385	3,503,454
Series 2022 5.00%, 05/15/2025	475	478,453
Series 2023 5.00%, 05/15/2028	1,610	1,703,095
County of Los Angeles CA Series 2024 5.00%, 06/30/2025	2,000	2,025,841
Newport Mesa Unified School District NATL Series 2007 Zero Coupon, 08/01/2031	2,000	1,639,427
Oakland Unified School District/Alameda County Series 2016 5.00%, 08/01/2025	1,000	1,014,240
Port of Los Angeles Series 2014-A 5.00%, 08/01/2044	2,000	2,002,164
Port of Oakland Series 2021 5.00%, 11/01/2029	1,575	1,697,181
San Diego County Regional Airport Authority Series 2023 5.00%, 07/01/2029	1,610	1,726,385

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

San Francisco Intl Airport Series 2018 5.00%, 05/01/2027	$1,530	$1,594,811
Series 2019-H 5.00%, 05/01/2027	1,500	1,563,541
Series 2024 5.00%, 05/01/2029	2,500	2,674,949
Southern California Public Power Authority (American International Group, Inc.) Series 2024-A 5.00%, 04/01/2055	1,000	1,071,701
State of California Series 2015-C 5.00%, 09/01/2030	2,000	2,024,747
Stockton Public Financing Authority (Pre-refunded – Others) BAM Series 2014 5.00%, 09/01/2028	1,475	1,475,081
Sweetwater Union High School District (Pre-refunded – US Treasuries) BAM Series 2014 5.00%, 08/01/2026	1,075	1,075,053
5.00%, 08/01/2029	1,115	1,115,055
Washington Township Health Care District Series 2020-A 5.00%, 07/01/2031	650	700,266

		59,036,155

Colorado – 3.9%
Adams & Weld Counties School District No. 27J Brighton/CO Series 2016-A 2.50%, 12/01/2027	1,500	1,465,165
City & County of Broomfield CO Sales & Use Tax Revenue Series 2017 5.00%, 12/01/2034	2,000	2,118,023
City & County of Denver CO Airport System Revenue Series 2020-B 5.00%, 11/15/2031	700	709,034
Series 2022-D 5.25%, 11/15/2026	1,020	1,055,290
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2025	1,000	1,014,779

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 12/01/2029	$3,000	$3,171,694
5.00%, 12/01/2031	2,000	2,107,003
Colorado Educational & Cultural Facilities Authority (Ascent Classical Academy Charter Schools, Inc.) Series 2024 4.75%, 04/01/2034(c)	1,000	1,044,873
Colorado State Education Loan Program Series 2024-A 5.00%, 06/30/2025	2,000	2,023,919
Crowfoot Valley Ranch Metropolitan District No. 2 Series 2018-A 5.75%, 12/01/2048	3,000	3,061,965
Denver City & County School District No. 1 Series 2022-B 5.00%, 12/01/2024	1,225	1,225,000
Douglas County School District No. Re-1 Douglas & Elbert Counties Series 2019 5.00%, 12/15/2025	4,480	4,578,079
E-470 Public Highway Authority Series 2024-B 3.819% (SOFR + 0.75%), 09/01/2039(b)	2,000	2,000,593

		25,575,417

Connecticut – 1.6%
City of New Haven CT AGM Series 2016-A 5.00%, 08/15/2027	1,875	1,940,925
State of Connecticut Series 2015-A 4.50%, 03/15/2033	2,500	2,504,884
Series 2018-F 5.00%, 09/15/2025	2,000	2,031,463
Series 2019-B 5.00%, 02/15/2025	2,000	2,007,544
State of Connecticut Special Tax Revenue Series 2023-B 5.00%, 01/01/2025	2,000	2,002,822

		10,487,638

District of Columbia – 1.4%
District of Columbia Series 2016-A 5.00%, 06/01/2027	2,500	2,583,266

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.00%, 02/28/2026	$1,485	$1,513,152
Metropolitan Washington Airports Authority Aviation Revenue Series 2017 5.00%, 10/01/2026	465	479,115
Series 2018-A 5.00%, 10/01/2034	1,075	1,123,006
Series 2019-A 5.00%, 10/01/2027	1,000	1,045,563
Series 2020-A 5.00%, 10/01/2032	2,000	2,149,246

		8,893,348

Florida – 6.7%
Citizens Property Insurance, Inc. Series 2015-A 5.00%, 06/01/2025	3,850	3,850,000
City of Jacksonville FL (Genesis Health, Inc. Obligated Group) Series 2017 5.00%, 11/01/2026	600	617,738
City of Port St. Lucie FL Utility System Revenue Series 2016 4.00%, 09/01/2032	3,560	3,591,177
City of Venice FL Series 2024 4.25%, 01/01/2030(a)(c)	900	902,815
Collier County Industrial Development Authority (NCH Healthcare System, Inc. Obligated Group) Series 2024 5.00%, 10/01/2054	2,000	2,183,630
County of Brevard FL (County of Brevard FL Fuel Tax) AGM Series 2016 5.00%, 08/01/2028	1,445	1,494,220
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2015-A 5.00%, 10/01/2025	930	941,641
County of Broward FL Professional Sports Facilities Tax Revenue Series 2016 5.00%, 09/01/2025	1,265	1,266,835

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Charlotte FL Series 2015 5.00%, 10/01/2027	$1,080	$1,096,739
County of Miami-Dade FL Series 2016 5.00%, 07/01/2032	1,000	1,027,634
County of Miami-Dade FL Aviation Revenue Series 2024-A 5.00%, 10/01/2030	1,500	1,612,027
5.00%, 10/01/2034	1,000	1,097,065
Florida Development Finance Corp. (GFL Solid Waste Southeast LLC) Series 2024 4.375%, 10/01/2054(c)	1,950	1,971,128
Florida Insurance Assistance Interlocal Agency, Inc. (Florida Insurance Guaranty Association, Inc.) Series 2023-A 5.00%, 09/01/2028	1,000	1,032,476
Greater Orlando Aviation Authority Series 2019-A 5.00%, 10/01/2025	1,000	1,013,586
Series 2022-A 5.00%, 10/01/2029	1,020	1,092,024
Series 2022-C 5.00%, 10/01/2025	1,350	1,368,341
Hernando County School District (Hernando County School District COP) AGM Series 2016-A 5.00%, 07/01/2025	1,350	1,365,284
Hillsborough County Aviation Authority Series 2024 5.00%, 10/01/2033	1,425	1,579,866
Lee County Industrial Development Authority/FL (Shell Point Obligated Group) Series 2024 4.125%, 11/15/2029	1,000	1,006,794
Miami-Dade County Expressway Authority Series 2016-A 5.00%, 07/01/2028	1,625	1,669,964
5.00%, 07/01/2033	1,000	1,023,784
Mid-Bay Bridge Authority Series 2015-A 5.00%, 10/01/2025	1,250	1,265,372
Palm Beach County School District Series 2015-D 5.00%, 08/01/2028	3,000	3,032,884

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

School Board of Miami-Dade County (The) Series 2016-A 5.00%, 05/01/2030	$1,340	$1,372,768
Series 2024 4.50%, 01/07/2025	2,000	2,002,695
Village Community Development District No. 15 Series 2024 3.75%, 05/01/2029(c)	700	701,677
West Palm Beach Community Redevelopment Agency (West Palm Beach Community Redevelopment Agency City Center Community Redev Area) Series 2015 5.00%, 03/01/2026	2,590	2,628,812

		43,808,976

Georgia – 4.7%
Augusta Development Authority (WellStar Health System Obligated Group) Series 2018 5.00%, 07/01/2025	200	201,747
City of Atlanta GA Airport Passenger Facility Charge Series 2023 5.00%, 07/01/2030	2,000	2,159,075
City of Atlanta GA Department of Aviation Series 2023-G 5.00%, 07/01/2027	1,000	1,041,370
City of Atlanta GA Water & Wastewater Revenue Series 2015 5.00%, 11/01/2025	1,000	1,008,034
Development Authority of Burke County (The) (Georgia Power Co.) Series 2023 3.875%, 10/01/2032	2,250	2,269,640
Series 2024 3.30%, 12/01/2049	1,500	1,505,316
Fayette County Development Authority (United States Soccer Federation, Inc.) Series 2024 5.00%, 10/01/2033	1,000	1,111,036
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(c)	3,500	3,506,629

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2019-C 4.00%, 03/01/2050	$1,000	$1,008,623
Series 2022-B 5.00%, 12/01/2052	4,000	4,241,240
Series 2024-C 5.00%, 12/01/2054	3,500	3,750,229
Main Street Natural Gas, Inc. (Pre-refunded – Others) Series 2019-B 4.00%, 08/01/2049	2,800	2,800,000
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023 4.769% (SOFR + 1.70%), 12/01/2053(b)	1,000	1,030,978
Municipal Electric Authority of Georgia Series 2016-A 5.00%, 01/01/2028	1,820	1,871,701
Series 2019-A 5.00%, 01/01/2033	1,200	1,279,600
Series 2020 5.00%, 01/01/2029	500	539,573
Series 2024 5.00%, 01/01/2030	1,000	1,095,666

		30,420,457

Guam – 1.1%
Guam Government Waterworks Authority (Guam Waterworks Authority Water And Wastewater System) Series 2024-B 5.00%, 07/01/2027	1,000	1,045,659
Territory of Guam Series 2019 5.00%, 11/15/2031	815	833,887
Territory of Guam (Guam Section 30 Income Tax)
Series 2016-A 5.00%, 12/01/2026	2,000	2,059,121
5.00%, 12/01/2031	3,000	3,067,891

		7,006,558

Hawaii – 0.7%
City & County of Honolulu HI Series 2015-B 5.00%, 10/01/2027	1,000	1,017,244
Series 2019-D 5.00%, 08/01/2026	1,050	1,089,796

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Hawaii Harbor System Revenue Series 2020-A 4.00%, 07/01/2035	$2,250	$2,263,904

		4,370,944

Idaho – 0.2%
Idaho Health Facilities Authority (St Luke’s Health System Ltd Obligated Group/ID) Series 2018 5.00%, 03/01/2027	1,000	1,043,465

Illinois – 6.4%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2030	1,000	1,020,624
Series 2019-A 5.00%, 12/01/2030	1,575	1,637,764
AGM Series 2018-C 5.00%, 12/01/2031	1,000	1,047,370
Chicago O’Hare International Airport Series 2024-C 5.00%, 01/01/2028	3,000	3,138,205
Chicago O’Hare International Airport (Pre-refunded – US Treasuries) Series 2015 5.00%, 01/01/2027	1,000	1,001,117
Chicago Transit Authority Series 2017 5.00%, 06/01/2026	1,695	1,735,529
Chicago Transit Authority Capital Grant Receipts Revenue (City of Chicago IL Fed Hwy Grant) Series 2017 5.00%, 06/01/2025	1,000	1,007,035
Series 2021 5.00%, 06/01/2027	1,750	1,825,507
City of Chicago IL Series 2020-A 5.00%, 01/01/2026	2,125	2,159,051
City of Chicago IL Waterworks Revenue AMBAC Series 2001 5.75%, 11/01/2030	755	809,802
Illinois State Toll Highway Authority Series 2019-A 5.00%, 01/01/2026	1,000	1,022,104

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Pier & Exposition Authority Series 2023 5.00%, 12/15/2027	$1,000	$1,054,264
Metropolitan Water Reclamation District of Greater Chicago Series 2016-A 5.00%, 12/01/2030	2,595	2,690,027
Northern Illinois University BAM Series 2020-B 5.00%, 04/01/2031	725	777,340
Sangamon County School District No. 186 Springfield AGM Series 2020-B 5.00%, 02/01/2032	690	749,650
State of Illinois Series 2014 5.25%, 02/01/2030	2,800	2,805,846
Series 2017-D 5.00%, 11/01/2026	2,000	2,071,113
Series 2019-A 5.00%, 11/01/2029	685	742,579
Series 2020 5.50%, 05/01/2030	2,000	2,153,567
Series 2021-B 5.00%, 03/01/2025	1,375	1,380,511
Series 2022-A 5.00%, 03/01/2025	2,570	2,580,301
Series 2024 5.00%, 02/01/2031	2,000	2,199,927
Series 2024-B 5.00%, 05/01/2026	1,000	1,025,971
State of Illinois Sales Tax Revenue Series 2021 5.00%, 06/15/2025	1,300	1,311,000
Series 2021-A 4.00%, 06/15/2028	605	627,629
Series 2024-A 5.00%, 06/15/2025	1,000	1,008,462
5.00%, 06/15/2030	1,790	1,970,291

		41,552,586

Indiana – 1.0%
City of Valparaiso IN (Pratt Paper IN LLC) Series 2024 4.50%, 01/01/2034(c)	900	920,591

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2020 3.00%, 11/01/2030	$500	$481,187
Series 2022-A 4.25%, 11/01/2030	2,000	2,062,812
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2024-B 3.916% (SOFR + 0.71%), 11/01/2046(b)(d)	2,000	2,003,454
Indianapolis Local Public Improvement Bond Bank Series 2021-A 5.00%, 06/01/2025	1,000	1,009,101

		6,477,145

Iowa – 0.1%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018-B 5.00%, 02/15/2025	500	501,313

Kansas – 0.2%
Seward County Unified School District No. 480 Liberal Series 2017-B 5.00%, 09/01/2026	1,500	1,522,905

Kentucky – 0.8%
Kentucky Public Energy Authority (BP PLC) Series 2024-B 5.00%, 01/01/2055	1,000	1,075,696
Kentucky Public Energy Authority (Morgan Stanley) Series 2023-A 5.25%, 04/01/2054	2,000	2,172,284
Western Kentucky University Series 2016-A 5.00%, 09/01/2025	1,660	1,679,652

		4,927,632

Louisiana – 1.1%
City of Shreveport LA BAM Series 2016 5.00%, 03/01/2027	1,400	1,445,111

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Insurance Guaranty Association) Series 2022 5.00%, 08/15/2029	$665	$694,986
Louisiana Public Facilities Authority (ElementUS Minerals LLC) Series 2023 5.00%, 10/01/2043(c)	1,900	1,915,993
New Orleans Aviation Board Series 2015-B 5.00%, 01/01/2040	1,960	1,962,270
Series 2024 5.00%, 01/01/2029	1,000	1,053,954

		7,072,314

Maine – 0.2%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2018-R2 4.375%, 08/01/2035(c)	1,500	1,504,858

Maryland – 1.5%
County of Montgomery MD Series 2017-B 5.00%, 06/01/2026	1,520	1,570,778
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 11/12/2028	2,000	2,038,139
Maryland Stadium Authority Series 2024 5.00%, 06/01/2044	400	445,650
Maryland Stadium Authority (Maryland Stadium Authority State Lease) Series 2023-A 5.00%, 03/01/2025	1,850	1,858,820
State of Maryland Series 2017-A 5.00%, 08/01/2025	1,765	1,789,277
State of Maryland Department of Transportation AGC Series 2024 5.00%, 08/01/2027	950	990,861
State of Maryland Department of Transportation (Baltimore/Washington International Thurgood Marshall Airport) Series 2021 5.00%, 08/01/2030	1,000	1,076,733

		9,770,258

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 2.1%
City of Quincy MA Series 2024 5.00%, 07/25/2025	$2,000	$2,024,692
Massachusetts Development Finance Agency Series 2015-H 5.00%, 07/01/2025	415	419,078
Series 2016 5.00%, 07/01/2025	1,250	1,261,804
Massachusetts Development Finance Agency (Beth Israel Lahey Health Obligated Group) Series 2019 5.00%, 07/01/2025	1,000	1,009,827
5.00%, 07/01/2031	870	948,662
Massachusetts Development Finance Agency (Pre-refunded – US Treasuries) Series 2015 5.00%, 07/01/2025	1,085	1,095,982
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2030	1,295	1,324,080
Massachusetts Port Authority Series 2017-A 5.00%, 07/01/2027	1,120	1,170,541
Series 2019-A 5.00%, 07/01/2027	2,250	2,352,671
Series 2019-C 5.00%, 07/01/2025	2,000	2,015,728

		13,623,065

Michigan – 0.8%
City of Detroit MI Series 2018 5.00%, 04/01/2026	1,000	1,020,192
Detroit Downtown Development Authority (Detroit Downtown Development Authority Catalyst Development Area) Series 2024 5.00%, 07/01/2048	1,000	1,060,027
Great Lakes Water Authority Water Supply System Revenue Series 2018-A 5.00%, 07/01/2028	1,000	1,075,861
Michigan Finance Authority Series 2024-A 5.00%, 07/21/2025	2,000	2,022,876

		5,178,956

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota – 1.1%
City of St. Cloud MN Series 2016-A 5.00%, 05/01/2026	$1,225	$1,256,541
Metropolitan Council Series 2016-A 5.00%, 03/01/2025	1,000	1,004,390
State of Minnesota Series 2016-D 5.00%, 08/01/2025	2,700	2,739,464
Series 2022-A 5.00%, 08/01/2025	1,000	1,014,616
University of Minnesota Series 2017-A 5.00%, 09/01/2032	1,000	1,052,115

		7,067,126

Missouri – 0.8%
City of St. Louis MO Airport Revenue AGM Series 2017-B 5.00%, 07/01/2025	2,130	2,148,847
County of St. Louis MO (County of St Louis MO Lease) Series 2020-A 4.00%, 12/01/2030	755	779,643
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-B 4.00%, 05/01/2051	2,000	2,022,171

		4,950,661

Nebraska – 0.8%
Metropolitan Utilities District of Omaha Gas System Revenue Series 2022 5.00%, 12/01/2024	2,710	2,710,000
Public Power Generation Agency Series 2015 5.00%, 01/01/2025	2,525	2,528,519

		5,238,519

Nevada – 0.8%
County of Clark Department of Aviation Series 2021-B 5.00%, 07/01/2025	3,100	3,125,111

16 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2024 8.125%, 01/01/2050	$1,000	$1,030,464
Tahoe-Douglas Visitors Authority Series 2020 5.00%, 07/01/2033	1,000	1,055,252

		5,210,827

New Hampshire – 1.8%
New Hampshire Business Finance Authority Series 2024 5.00%, 12/01/2028(c)	1,000	1,001,984
New Hampshire Business Finance Authority (Brazoria-Fort Bend County Municipal Utility District No. 3) Series 2024 4.875%, 12/01/2033(c)	700	701,150
New Hampshire Business Finance Authority (Bridgeland Water & Utility Districts 490, 491 & 158) Series 2024 5.375%, 12/15/2035(c)	2,000	2,011,030
New Hampshire Business Finance Authority (Tamarron Project) Series 2024 5.25%, 12/01/2035(c)	900	900,433
New Hampshire Business Finance Authority (The Highlands Project) Series 2024 5.125%, 12/15/2030	1,000	1,000,088
New Hampshire Business Finance Authority (Valencia Project) Series 2024 5.30%, 12/01/2032(c)	1,500	1,508,665
State of New Hampshire Series 2020-A 5.00%, 12/01/2025	4,405	4,500,071

		11,623,421

New Jersey – 5.9%
City of Jersey City NJ Series 2024-D 4.50%, 10/22/2025	2,500	2,531,472
Garden State Preservation Trust AGM Series 2005-A 5.75%, 11/01/2028	2,465	2,630,747

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Brunswick Parking Authority BAM Series 2016-A 5.00%, 09/01/2030	$2,000	$2,064,733
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015-X 5.00%, 06/15/2025	3,950	3,986,671
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) Series 2017-B 5.00%, 11/01/2025	1,400	1,423,791
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2023 3.75%, 11/01/2034	2,000	2,010,288
New Jersey Economic Development Authority (State of New Jersey Lease) Series 2015-A 5.00%, 06/15/2025	1,000	1,009,284
Series 2015-X 5.25%, 06/15/2027	1,395	1,408,658
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.75%, 09/15/2027	1,805	1,807,606
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2021 5.00%, 07/01/2025	2,000	2,021,963
New Jersey Transportation Trust Fund Authority (Pre-refunded – US Treasuries) Series 2019 5.00%, 12/15/2024	2,000	2,001,218
5.00%, 06/15/2030	250	272,511
New Jersey Transportation Trust Fund Authority (State of New Jersey Lease) Series 2021-A 5.00%, 06/15/2025	1,950	1,968,727
New Jersey Turnpike Authority (Pre-refunded – US Treasuries) Series 2015-E 5.00%, 01/01/2034	3,000	3,004,214
Newark Board of Education BAM Series 2021 5.00%, 07/15/2029	1,210	1,319,775

18 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Jersey Transportation Authority AGM Series 2019-A 5.00%, 11/01/2030	$1,675	$1,812,402
State of New Jersey Series 2014 5.00%, 06/01/2031	3,500	3,532,603
Series 2020 5.00%, 06/01/2025	1,000	1,009,600
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2029	2,645	2,792,913

		38,609,176

New York – 7.8%
City of New York NY Series 2020-A 5.00%, 08/01/2025	1,500	1,521,118
Series 2024-A 5.00%, 08/01/2025	2,000	2,028,157
City of Rochester NY Series 2024-I 5.00%, 07/31/2025	2,000	2,025,858
Metropolitan Transportation Authority Series 2017 5.00%, 11/15/2025	2,000	2,036,237
5.00%, 11/15/2028	2,000	2,156,646
Series 2017-C 5.00%, 11/15/2025	630	641,415
5.00%, 11/15/2029	1,000	1,061,809
New York City Municipal Water Finance Authority Series 2018-E 5.00%, 06/15/2032	1,410	1,436,279
New York City Municipal Water Finance Authority (Pre-refunded – US Treasuries) Series 2015-G 5.00%, 06/15/2027	4,000	4,042,454
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2015 5.00%, 02/01/2033	2,625	2,632,477
Series 2016-F 4.00%, 02/01/2034	2,000	2,012,147
New York State Dormitory Authority Series 2018 5.00%, 08/01/2028	1,000	1,055,968
Series 2024 5.00%, 11/01/2026	900	926,662
5.00%, 10/01/2029	750	802,891

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2018 5.00%, 10/01/2031	$1,765	$1,822,110
New York State Dormitory Authority (Pre-refunded – US Treasuries) Series 2014 5.00%, 07/01/2030	1,000	1,001,513
New York State Energy Research & Development Authority Series 2018 3.00%, 08/01/2032	1,000	998,137
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2020 2.75%, 09/01/2050	1,500	1,487,710
New York State Urban Development Corp. (Pre-refunded – US Treasuries) Series 2015-A 5.00%, 03/15/2026	1,000	1,017,228
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2031	1,000	1,069,196
Series 2022 5.00%, 12/01/2030	2,000	2,144,889
Port Authority of New York & New Jersey Series 2016 5.00%, 10/01/2025	1,000	1,012,106
Series 2018-2 5.00%, 09/15/2029	1,530	1,597,722
5.00%, 09/15/2030	2,500	2,610,097
5.00%, 09/15/2031	1,075	1,119,813
Series 2021-2 3.00%, 10/01/2028	3,950	3,861,035
5.00%, 07/15/2027	2,445	2,550,358
Suffolk Regional Off-Track Betting Co. Series 2024 5.00%, 12/01/2034	1,500	1,562,691
Triborough Bridge & Tunnel Authority Series 2017-B 5.00%, 11/15/2033	1,205	1,260,758
Troy Capital Resource Corp. Series 2015 5.00%, 08/01/2025	1,000	1,010,922

		50,506,403

20 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina – 1.2%
County of Gaston NC Series 2023 4.00%, 05/01/2025	$2,600	$2,602,923
County of New Hanover NC Series 2018 5.00%, 09/01/2026	1,010	1,050,013
County of Wake NC Series 2021 5.00%, 04/01/2025	1,000	1,006,891
North Carolina Department of Transportation Series 2015 5.00%, 12/31/2037	1,405	1,409,981
State of North Carolina Series 2013-B 5.00%, 06/01/2025	1,000	1,010,392
State of North Carolina (State of North Carolina Lease) Series 2014-C 3.00%, 05/01/2028	1,000	999,973

		8,080,173

Ohio – 2.6%
American Municipal Power, Inc. (American Municipal Power Combined Hydroelectric Revenue) Series 2020 5.00%, 02/15/2026	1,035	1,059,707
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2028	1,425	1,500,069
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2023 5.00%, 12/01/2053(c)	1,000	1,026,141
Lancaster Port Authority (Royal Bank of Canada) Series 2024-A 5.00%, 02/01/2055	1,000	1,072,084
Ohio Air Quality Development Authority (American Electric Power Co., Inc.) Series 2019 2.40%, 12/01/2038	500	466,419
Series 2024 3.70%, 07/01/2028	4,000	3,975,698
Ohio Higher Educational Facility Commission Series 2024 5.00%, 05/01/2033	650	717,843

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund Series 2016 5.00%, 06/01/2025	$4,915	$4,964,618
Reynoldsburg City School District Series 2013 4.919%, 09/01/2030	800	822,017
State of Ohio (University Hospitals Health System, Inc. Obligated Group) Series 2016 5.00%, 01/15/2030	1,090	1,110,440

		16,715,036

Oklahoma – 0.5%
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.00%, 08/15/2029	1,000	1,040,983
Oklahoma Municipal Power Authority Series 2014-B 5.00%, 01/01/2025	1,000	1,001,124
Oklahoma Turnpike Authority Series 2017-D 5.00%, 01/01/2025	1,090	1,091,520

		3,133,627

Oregon – 0.7%
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2027	1,000	1,049,427
Port of Portland OR Airport Revenue Series 2022-2 5.00%, 07/01/2030	1,000	1,078,483
Port of Portland OR Airport Revenue (Portland Intl Airport) Series 2017-2 5.00%, 07/01/2029	1,000	1,029,079
5.00%, 07/01/2031	1,100	1,130,524

		4,287,513

Pennsylvania – 5.1%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2022 3.56% (MUNIPSA + 0.70%), 11/15/2047(b)	1,000	991,651

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2032	$500	$534,333
City of Philadelphia PA Airport Revenue Series 2020-C 5.00%, 07/01/2030	1,220	1,312,541
Series 2021 5.00%, 07/01/2025	945	953,416
Commonwealth of Pennsylvania Series 2017 5.00%, 01/01/2025	4,580	4,587,290
AGM Series 2018 4.00%, 03/01/2034	1,000	1,027,881
County of Allegheny PA Series 2016-C 5.00%, 11/01/2025	4,400	4,480,162
General Authority of Southcentral Pennsylvania Series 2015 5.00%, 12/01/2027	1,275	1,290,423
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2030	1,000	1,056,089
5.00%, 09/01/2031	1,500	1,582,354
Montgomery County Industrial Development Authority/PA (Pre-refunded – US Treasuries) Series 2015 5.25%, 01/15/2045	2,000	2,004,155
Pennsylvania Economic Development Financing Authority Series 2020 4.00%, 01/01/2026	1,220	1,227,152
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.00%, 12/31/2032	2,000	2,162,222
Pennsylvania Turnpike Commission Series 2019 5.00%, 12/01/2024	1,000	1,000,000

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission Registration Fee Revenue Series 2023 4.03% (MUNIPSA + 0.85%), 07/15/2041(b)	$1,000	$1,000,282
Philadelphia Authority for Industrial Development (Temple University-of The Commonwealth System of Higher Education) Series 2015-2 5.00%, 04/01/2029	1,375	1,382,512
Series 2016-2 5.00%, 04/01/2028	1,550	1,558,828
Philadelphia Gas Works Co Series 2015 5.00%, 08/01/2025	1,900	1,923,244
Philadelphia Municipal Authority (City of Philadelphia PA) Series 2017 5.00%, 04/01/2025	1,325	1,331,054
Reading School District BAM Series 2019-D 5.00%, 04/01/2025	1,500	1,509,040

		32,914,629

Puerto Rico – 0.7%
Commonwealth of Puerto Rico Series 2021-A 5.625%, 07/01/2027	1,108	1,159,211
5.625%, 07/01/2029	675	728,224
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(c)	1,000	1,060,115
Series 2021-C 3.75%, 07/01/2027(c)	2,000	1,877,999

		4,825,549

South Carolina – 2.1%
Clover School District No. 2 Series 2024 5.00%, 10/01/2025	4,000	4,068,937
Orangeburg County School District Series 2024 5.00%, 08/13/2025	2,000	2,026,137
SCAGO Educational Facilities Corp. for Pickens School District (Pickens County School District/SC) Series 2015 5.00%, 12/01/2030	1,000	1,007,157

24 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2029	$1,500	$1,510,950
South Carolina Jobs-Economic Development Authority (Novant Health Obligated Group) Series 2024 5.00%, 11/01/2031	2,000	2,249,302
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2034	1,500	1,535,975
AGM Series 2014-C 5.00%, 12/01/2025	1,500	1,501,019

		13,899,477

Tennessee – 0.8%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2023 5.00%, 07/01/2028	1,000	1,070,180
Metropolitan Nashville Airport Authority (The) Series 2019-B 5.00%, 07/01/2030	1,000	1,071,662
State of Tennessee Series 2016-B 5.00%, 08/01/2025	1,015	1,029,163
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.00%, 05/01/2053	2,000	2,082,034

		5,253,039

Texas – 4.7%
Central Texas Regional Mobility Authority
Series 2016 5.00%, 01/01/2028	1,065	1,082,978
Series 2020-F 5.00%, 01/01/2025	1,315	1,317,380
City of San Antonio TX Series 2023 5.00%, 02/01/2025	1,000	1,003,155
City of San Antonio TX Airport System Series 2019-A 5.00%, 07/01/2029	550	583,987

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Crowley Independent School District (Pre-refunded – US Govt Agencies) Series 2016-B 4.00%, 08/01/2037	$1,855	$1,867,104
Harris County Cultural Education Facilities Finance Corp (Memorial Hermann Health System Obligated Group) Series 2024 5.00%, 07/01/2054	3,000	3,234,757
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2033	1,000	1,017,480
McKinney Independent School District Series 2024 5.00%, 02/15/2025	2,000	2,007,927
North Texas Tollway Authority Series 2016-A 5.00%, 01/01/2028	1,000	1,020,004
North Texas Tollway Authority (North Texas Tollway System) Series 2014-A 5.00%, 01/01/2025	1,000	1,001,206
Port of Beaumont Navigation District (Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group) Series 2024 10.00%, 07/01/2026(c)	1,000	1,021,975
Rockwall Independent School District (Pre-refunded – US Govt Agencies) Series 2016 5.00%, 02/15/2041	1,850	1,856,701
Texas Municipal Gas Acquisition & Supply Corp. II (JPMorgan Chase & Co.) Series 2012-C 4.117% (CME Term SOFR 3 Month + 0.86%), 09/15/2027(b)	2,390	2,389,854
Texas Municipal Gas Acquisition & Supply Corp. III (Macquarie Group Ltd.) Series 2021 5.00%, 12/15/2032	2,000	2,163,263
Texas Municipal Gas Acquisition & Supply Corp. IV (BP PLC) Series 2023-A 5.50%, 01/01/2054	4,000	4,328,432

26 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-B 5.50%, 01/01/2054	$1,500	$1,688,501
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2019 5.00%, 12/31/2030	1,000	1,076,498
Texas Water Development Board Series 2023-A 5.00%, 10/15/2026	1,000	1,041,268
Texas Water Development Board (Texas Water Development Board State Revolving Fund) Series 2018 5.00%, 08/01/2025	1,000	1,013,225

		30,715,695

Utah – 0.9%
Grapevine Wash Local District (Grapevine Wash Local District Assessment Area No. 1) Series 2024-A 5.25%, 12/01/2044(c)	1,000	986,579
Utah Board of Higher Education (University of Utah (The)) NATL Series 1998 5.50%, 04/01/2029	1,440	1,535,692
Utah Infrastructure Agency Series 2017-A 5.00%, 10/15/2029	1,000	1,034,608
Series 2022 5.00%, 10/15/2032	1,135	1,213,454
Series 2024 5.00%, 10/15/2026	440	450,599
Utah Transit Authority (Pre-refunded – US Treasuries) Series 2015-A 4.00%, 06/15/2033	1,000	1,005,708

		6,226,640

Virginia – 0.8%
County of Fairfax Series 2021-A 4.00%, 10/01/2025	1,245	1,255,776
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 06/15/2025	1,800	1,817,574

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia College Building Authority (Commonwealth of Virginia State Lease) Series 2022 5.00%, 02/01/2025	$1,000	$1,003,086
Virginia College Building Authority (Marymount University) Series 2015 5.25%, 07/01/2030(c)	1,000	961,617

		5,038,053

Washington – 2.6%
Energy Northwest Series 2024-B 5.00%, 07/01/2025	1,000	1,011,726
Pierce County School District No. 10 Tacoma (Pre-refunded – US Govt Agencies) Series 2015 5.00%, 12/01/2033	2,190	2,233,625
Port of Seattle WA Series 2017-C 5.00%, 05/01/2028	1,260	1,303,906
Series 2018-A 5.00%, 05/01/2030	2,185	2,254,486
5.00%, 05/01/2036	1,010	1,032,728
Series 2018-B 5.00%, 05/01/2027	1,000	1,038,110
Snohomish County School District No. 13 Monroe Series 2015 5.00%, 12/01/2032	1,000	1,008,911
State of Washington Series 2024-R 5.00%, 07/01/2025	2,000	2,023,800
State of Washington (Pre-refunded – US Treasuries) Series 2014-R 5.00%, 07/01/2028	1,500	1,502,168
Tacoma Metropolitan Park District Series 2014-B 5.00%, 12/01/2024	1,610	1,610,000
Series 2015 5.00%, 12/01/2024	1,720	1,720,000

		16,739,460

West Virginia – 1.3%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	295	283,274

28 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia Economic Development Authority (Appalachian Power Co.) Series 2024 3.375%, 03/01/2040	$3,000	$2,986,887
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	1,250	1,250,396
West Virginia Economic Development Authority (Provident Group – Marshall Properties LLC) AGM Series 2023 5.00%, 07/01/2030	2,665	2,913,714
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2016A 5.00%, 06/01/2025	1,360	1,370,782

		8,805,053

Wisconsin – 2.3%
City of Milwaukee AGM Series 2023-N 5.00%, 04/01/2028	1,690	1,801,512
City of Milwaukee WI Series 2020-N 5.00%, 04/01/2027	1,000	1,042,176
AGM Series 2023 5.00%, 04/01/2031	1,000	1,115,651
City of Milwaukee WI Sewerage System Revenue Series 2016-S 4.00%, 06/01/2028	350	354,222
State of Wisconsin Series 2021-2 5.00%, 05/01/2025	1,730	1,744,438
Wisconsin Health & Educational Facilities Authority (Forensic Science & Protective Medicine Collaboration, Inc.) Series 2024 5.00%, 08/01/2027(c)	2,000	2,042,865
Wisconsin Public Finance Authority (Alpha Ranch Water Control & Improvement District of Denton & Wise Counties) Series 2024 Zero Coupon, 12/15/2038(a)(c)	2,000	870,116
Wisconsin Public Finance Authority (North San Gabriel Municipal Utility District No. 1) Series 2023 Zero Coupon, 09/01/2029(c)	2,000	1,433,559

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Renown Regional Medical Center Obligated Group) Series 2020 5.00%, 06/01/2029	$755	$806,706
Wisconsin Public Finance Authority (Signorelli Projects) Series 2024 5.375%, 12/15/2032(c)	2,000	2,003,021
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 5.00%, 02/01/2030	1,000	1,000,341
Wisconsin Public Finance Authority (Waterstone Projects) Series 2024 5.50%, 12/15/2038(c)	1,000	1,005,761

		15,220,368

Total Long-Term Municipal Bonds (cost $621,524,181)		625,536,479

Short-Term Municipal Notes – 1.7%
California – 0.5%
California Statewide Communities Development Authority Series 2018 1.80%, 08/15/2047(e)	2,195	2,195,000
Nuveen California AMT-Free Quality Municipal Income Fund Series 2017 3.31%, 10/01/2047(c)(e)	1,000	1,000,000

		3,195,000

Colorado – 0.3%
Colorado Educational & Cultural Facilities Authority
Series 2008 3.25%, 02/01/2038(e)	1,190	1,190,000
Series 2012 3.25%, 01/01/2039(e)	500	500,000

		1,690,000

Indiana – 0.1%
Indiana Finance Authority (Parkview Health System Obligated Group)
Series 2009-D 3.15%, 11/01/2039(e)	1,000	1,000,000

30 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.0%
Health & Educational Facilities Authority of the State of Missouri Series 2013-B 3.20%, 10/01/2035(e)	$250	$250,000

Other – 0.3%
Nuveen AMT-Free Municipal Credit Income Fund Series 2019 3.31%, 03/01/2029(e)	1,000	1,000,000
Nuveen AMT-Free Quality Municipal Income Fund Series 2021 3.31%, 03/01/2029(e)	1,000	1,000,000

		2,000,000

Pennsylvania – 0.1%
Delaware Valley Regional Finance Authority Series 2024-B 3.15%, 09/01/2059(e)	470	470,000

Tennessee – 0.1%
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group) Series 2018-B 2.80%, 07/01/2045(e)	700	700,000

Virginia – 0.3%
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2020 2.95%, 07/01/2052(e)	2,000	2,000,000

Total Short-Term Municipal Notes (cost $11,305,000)		11,305,000

Total Municipal Obligations (cost $632,829,181)		636,841,479

CORPORATES - INVESTMENT GRADE – 0.4%
Financial Institutions – 0.2%
Banking – 0.2%
Citigroup, Inc. Series AA 7.625%, 11/15/2028(f)	184	194,968
UBS AG/Stamford CT 7.95%, 01/09/2025	850	852,338

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. 7.625%, 09/15/2028(f)	$27	$28,848

		1,076,154

Finance – 0.0%
Aviation Capital Group LLC 1.95%, 01/30/2026(c)	290	279,963

Industrial – 0.2%
Consumer Non-Cyclical – 0.1%
Altria Group, Inc. 3.40%, 05/06/2030	215	200,221
BAT Capital Corp. 4.906%, 04/02/2030	230	229,864
Philip Morris International, Inc. 5.625%, 11/17/2029	250	260,387

		690,472

Technology – 0.1%
CDW LLC/CDW Finance Corp. 2.67%, 12/01/2026	370	353,687

		1,044,159

Total Corporates - Investment Grade (cost $2,356,488)		2,400,276

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Connecticut Avenue Securities Trust Series 2024-R03, Class 2M1 5.875% (CME Term SOFR + 1.15%), 03/25/2044(b)(c)	1,145	1,144,645
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2023-DNA1, Class M1A 6.825% (CME Term SOFR + 2.10%), 03/25/2043(b)(c)	709	719,317
Series 2023-DNA2, Class M1A 6.825% (CME Term SOFR + 2.10%), 04/25/2043(b)(c)	366	373,417

Total Collateralized Mortgage Obligations (cost $2,219,562)		2,237,379

ASSET-BACKED SECURITIES – 0.3%
Autos - Fixed Rate – 0.1%
Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(c)	208	209,971

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Carvana Auto Receivables Trust Series 2023-N1, Class A 6.36%, 04/12/2027(c)	$86	$86,186
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(c)	513	521,025
Santander Bank Auto Credit-Linked Notes Series 2023-A, Class B 6.493%, 06/15/2033(c)	105	105,647

		922,829

Other ABS - Fixed Rate – 0.2%
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(c)	307	309,487
Marlette Funding Trust Series 2024-1A, Class A 5.95%, 07/17/2034(c)	591	593,719
Pagaya AI Debt Trust Series 2023-3, Class A 7.60%, 12/16/2030(c)	217	217,699
Series 2024-1, Class A 6.66%, 07/15/2031(c)	53	54,084
Theorem Funding Trust Series 2023-1A, Class A 7.58%, 04/15/2029(c)	35	35,201

		1,210,190

Total Asset-Backed Securities (cost $2,115,523)		2,133,019

	Shares
SHORT-TERM INVESTMENTS – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(g)(h)(i) (cost $138,209)	138,209	138,209

Total Investments – 98.9% (cost $639,658,963)		643,750,362
Other assets less liabilities – 1.1%		6,843,274

Net Assets – 100.0%		$650,593,636

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 33

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	6,580	10/15/2028	CPI#	2.565%	Maturity	$29,563	$	– 0	–	$29,563
USD	4,503	10/15/2029	2.516%	CPI#	Maturity	(15,754)		– 0	–	(15,754)
USD	4,499	10/15/2029	2.451%	CPI#	Maturity	(2,334)		– 0	–	(2,334)
USD	4,498	10/15/2029	2.499%	CPI#	Maturity	(12,214)		– 0	–	(12,214)
USD	6,920	10/15/2030	CPI#	2.531%	Maturity	36,772		– 0	–	36,772

						$36,033	$	– 0	–	$36,033

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	4,800	03/31/2025	1 Day SOFR	4.099%	Annual	$(43,010)	$	– 0	–	$(43,010)
USD	3,700	03/31/2025	1 Day SOFR	4.013%	Annual	(36,375)		– 0	–	(36,375)
USD	15,700	05/15/2026	1 Day SOFR	4.202%	Annual	(23,147)		160		(23,307)
USD	8,310	05/15/2026	1 Day SOFR	4.479%	Annual	10,679		– 0	–	10,679
USD	2,400	05/15/2026	1 Day SOFR	4.012%	Annual	(18,837)		– 0	–	(18,837)
USD	5,600	10/15/2029	1 Day SOFR	3.785%	Annual	7,297		– 0	–	7,297
USD	2,336	10/15/2029	1 Day SOFR	3.814%	Annual	6,040		– 0	–	6,040
USD	2,332	10/15/2029	1 Day SOFR	3.740%	Annual	(1,971)		– 0	–	(1,971)
USD	2,332	10/15/2029	1 Day SOFR	3.761%	Annual	194		– 0	–	194
USD	2,000	04/15/2032	3.275%	1 Day SOFR	Annual	78,806		– 0	–	78,806
USD	1,000	04/15/2032	3.215%	1 Day SOFR	Annual	43,664		– 0	–	43,664

						$23,340		$160		$23,180

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PORTFOLIO OF INVESTMENTS (continued)

(a)	When-Issued or delayed delivery security.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2024.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2024, the aggregate market value of these securities amounted to $40,009,559 or 6.1% of net assets.

(d)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.31% of net assets as of November 30, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2024-B 3.916%, 11/01/2046	06/24/2024	$2,000,000	$2,003,454	0.31%

(e)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of November 30, 2024, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.9% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

BAM – Build American Mutual

CHF – Collegiate Housing Foundation

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

ID – Improvement District

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 35

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $639,520,754)	$643,612,153
Affiliated issuers (cost $138,209)	138,209
Cash	443
Cash collateral due from broker	517,650
Interest receivable	9,081,604
Receivable for investment securities sold	670,000
Receivable for variation margin on centrally cleared swaps	38,758
Affiliated dividends receivable	35,092
Receivable due from Adviser	1,586

Total assets	654,095,495

Liabilities
Payable for investment securities purchased	3,361,151
Advisory fee payable	140,708

Total liabilities	3,501,859

Net Assets	$650,593,636

Composition of Net Assets
Capital stock, at par	$2,580
Additional paid-in capital	645,193,396
Distributable earnings	5,397,660

Net Assets	$650,593,636

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 25,802,000 shares outstanding)	$25.21

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended November 30, 2024

Investment Income
Interest	$18,372,237
Dividends—Affiliated issuers	283,379	$18,655,616

Expenses
Advisory fee (see Note B)	1,340,765

Total expenses	1,340,765
Less: expenses waived and reimbursed by the Adviser (see Note B)	(9,464)

Net expenses		1,331,301

Net investment income		17,324,315

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(184,680)
Swaps		(921,509)
Net change in unrealized appreciation (depreciation) of:
Investments		3,074,661
Swaps		224,962

Net gain on investment transactions		2,193,434

Net Increase in Net Assets from Operations		$19,517,749

See notes to financial statements.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 37

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2024	Year Ended November 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,324,315	$5,712,875
Net realized gain (loss) on investment transactions	(1,106,189)	43,212
Net change in unrealized appreciation (depreciation) of investments	3,299,623	700,702

Net increase in net assets from operations	19,517,749	6,456,789
Distribution to Shareholders	(15,573,808)	(4,857,398)
Transactions in Shares of the Fund
Net increase	356,373,925	240,931,240
Other capital	154,521	98,627

Total increase	360,472,387	242,629,258
Net Assets
Beginning of period	290,121,249	47,491,991

End of period	$650,593,636	$290,121,249

See notes to financial statements.

38 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Short Duration Municipal ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on September 14, 2022. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 39

NOTES TO FINANCIAL STATEMENTS (continued)

best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or

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NOTES TO FINANCIAL STATEMENTS (continued)

pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 41

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$625,536,479		$	– 0	–	$625,536,479
Short-Term Municipal Notes		– 0	–	11,305,000			– 0	–	11,305,000
Corporates – Investment Grade		– 0	–	2,400,276			– 0	–	2,400,276
Collateralized Mortgage Obligations		– 0	–	2,237,379			– 0	–	2,237,379
Asset-Backed Securities		– 0	–	2,133,019			– 0	–	2,133,019
Investment Companies		138,209		– 0	–		– 0	–	138,209

Total Investments in Securities		138,209		643,612,153			– 0	–	643,750,362
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	66,335			– 0	–	66,335	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	146,680			– 0	–	146,680	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(30,302)			– 0	–	(30,302	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(123,340)			– 0	–	(123,340	)(b)

Total		$138,209		$643,671,526		$	– 0	–	$643,809,735

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed

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NOTES TO FINANCIAL STATEMENTS (continued)

income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .27% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, certain legal and transfer agency costs. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $9,464.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$2,352	$293,747	$295,961	$138	$283

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net

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NOTES TO FINANCIAL STATEMENTS (continued)

assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2024 were as follows:

	Purchases	Sales
In-kind transactions (excluding U.S. government securities)	$391,431,734	$120,213,163
U.S. government securities	1,381,742	2,499,258

During the year ended November 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$90,643,738		$	– 0	–
U.S. government securities	– 0	–		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$639,658,963

Gross unrealized appreciation	$4,973,089
Gross unrealized depreciation	(696,426)

Net unrealized appreciation	$4,276,663

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants

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(“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2024, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended November 30, 2024, the Fund held inflation (CPI) swaps for for hedging purposes.

During the year ended November 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$213,015	*	Payable for variation margin on centrally cleared swaps	$153,802	*

Total		$213,015			$153,802

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(921,509)	$224,962

Total		$(921,509)	$224,962

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2024:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$60,950,769
Centrally Cleared Inflation Swaps:
Average notional amount	$20,250,000	(a)

(a)	Positions were open for two months during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and

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NOTES TO FINANCIAL STATEMENTS (continued)

redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2024	Year Ended November 30, 2023

Shares sold	16,900,000	12,050,000	$423,947,895	$300,050,480

Shares redeemed	(2,700,000)	(2,350,000)	(67,573,970)	(59,119,240)

Net increase	14,200,000	9,700,000	$356,373,925	$240,931,240

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative

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NOTES TO FINANCIAL STATEMENTS (continued)

performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the

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NOTES TO FINANCIAL STATEMENTS (continued)

potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options

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NOTES TO FINANCIAL STATEMENTS (continued)

and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Variable and Floating-Rate Securities Risk—Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

When-Issued and Forward Commitment Risks—These securities are purchased before the securities are actually issued or delivered. These securities are subject to the risk that, when delivered, they will be worth less than the agreed-upon purchase price.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in

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NOTES TO FINANCIAL STATEMENTS (continued)

response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other

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NOTES TO FINANCIAL STATEMENTS (continued)

short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2024 and November 30, 2023 were as follows

	2024	2023
Distributions paid from:
Ordinary income	$1,688,107	$750,870

Total taxable distributions	$1,688,107	$750,870
Tax-exempt distributions	13,885,701	4,106,528

Total distributions paid	$15,573,808	$4,857,398

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$2,064,840
Accumulated capital and other losses	(943,843	)(a)
Unrealized appreciation (depreciation)	4,276,663	(b)

Total accumulated earnings (deficit)	$5,397,660

(a)	As of November 30, 2024, the Fund had a net capital loss carryforward of $943,843.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund had a net short-term capital loss carryforward of $943,843, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was

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NOTES TO FINANCIAL STATEMENTS (continued)

effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Year Ended November 30,		September 14, 2022(a) to November 30, 2022
	2024	2023

Net asset value, beginning of period	$ 25.01	$ 24.97	$ 25.00

Income From Investment Operations

Net investment income(b)(c)	.87	.86	.16

Net realized and unrealized gain (loss) on investment transactions	.14	(.03)	(.10)

Net increase in net asset value from operations	1.01	.83	.06

Less: Dividends

Dividends from net investment income	(.81)	(.79)	(.09)

Net asset value, end of period	$ 25.21	$ 25.01	$ 24.97

Total Return(d)

Total investment return based on net asset value	4.14%	3.41%	.22%

Ratios/Supplemental Data.

Net assets, end of period (000’s omitted)	$650,594	$290,121	$47,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.27%	.27%	.27%^

Expenses, before waivers/reimbursements	.27%	.27%	.27%^

Net investment income(c)	3.49%	3.46%	2.99%^

Portfolio turnover rate(e)	29%	25%	11%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of

Directors of AB Tax-Aware Short Duration Municipal ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Short Duration Municipal ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from September 14, 2022 (commencement of operations) to November 30, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from September 14, 2022 (commencement of operations) to November 30, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2024. For foreign shareholders, 100% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Short Duration Municipal ETF (the “Fund”) at a meeting held in-person on July 30-31, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 61

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2022 and calendar year 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

62 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors have received detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended May 31, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 63

fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others, and in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s expense ratio was equal to the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and

64 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 65

NOTES

66 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

NOTES

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 67

NOTES

68 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

AB TAX-AWARE SHORT DURATION MUNICIPAL ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-TASDM-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB ULTRA SHORT INCOME ETF

(NYSE: YEAR)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 46.0%
Financial Institutions – 25.9%
Banking – 19.8%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)	$15,288	$15,226,848
4.80%, 04/18/2026(a)	800	795,992
Ally Financial, Inc. 4.625%, 03/30/2025	2,524	2,516,479
5.80%, 05/01/2025	122	122,157
Banco Santander SA 2.746%, 05/28/2025	3,000	2,967,990
Bank of America Corp. 1.53%, 12/06/2025	973	972,562
Series L 3.95%, 04/21/2025	9,721	9,681,727
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)	5,835	5,884,422
Bank of Nova Scotia (The) 3.45%, 04/11/2025	4,845	4,819,709
Barclays PLC 3.65%, 03/16/2025	12,615	12,564,792
BNP Paribas SA 3.375%, 01/09/2025(a)	3,109	3,102,316
4.375%, 09/28/2025(a)	3,829	3,802,388
BPCE SA 2.375%, 01/14/2025(a)	1,591	1,585,957
4.50%, 03/15/2025(a)	6,924	6,901,843
Capital One Financial Corp. 4.20%, 10/29/2025	10,020	9,954,369
4.25%, 04/30/2025	1,643	1,639,205
Citigroup, Inc. 3.875%, 03/26/2025	6,253	6,229,739
4.40%, 06/10/2025	9,970	9,939,392
Cooperatieve Rabobank UA 4.375%, 08/04/2025	16,105	15,997,419
Credit Agricole SA 4.375%, 03/17/2025(a)	16,381	16,324,977
Danske Bank A/S 3.244%, 12/20/2025(a)	202	201,699
Goldman Sachs Group, Inc. (The) 3.50%, 01/23/2025	4,422	4,412,581
4.25%, 10/21/2025	7,044	7,007,583
Manufacturers & Traders Trust Co. Series B 2.90%, 02/06/2025	10,539	10,493,261

abfunds.com	AB ULTRA SHORT INCOME ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mitsubishi UFJ Financial Group, Inc. 2.193%, 02/25/2025	$11,755	$11,682,119
Morgan Stanley Series G 5.157% (SOFR + 0.51%), 01/22/2025(b)	1,038	1,038,353
Santander Holdings USA, Inc. 3.45%, 06/02/2025	6,045	5,993,376
4.50%, 07/17/2025	5,300	5,279,754
Societe Generale SA 2.226%, 01/21/2026(a)	1,471	1,464,233
2.625%, 01/22/2025(a)	8,719	8,687,524
4.25%, 04/14/2025(a)	5,405	5,374,732
4.75%, 11/24/2025(a)	898	892,540
Sumitomo Mitsui Financial Group, Inc. 2.348%, 01/15/2025	11,297	11,261,527
Synchrony Financial 4.50%, 07/23/2025	1,924	1,916,112
4.875%, 06/13/2025	439	438,162
Truist Bank Series B 3.625%, 09/16/2025	5,060	5,007,629
UBS AG/Stamford CT 7.95%, 01/09/2025	1,872	1,877,148
UBS Group AG 3.75%, 03/26/2025	7,486	7,460,323
Western Union Co. (The) 2.85%, 01/10/2025	4,540	4,522,430

		226,041,369

Brokerage – 1.4%
Nomura Holdings, Inc. 1.851%, 07/16/2025	3,840	3,765,197
2.648%, 01/16/2025	12,198	12,160,918
5.099%, 07/03/2025	493	493,256

		16,419,371

Finance – 2.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.50%, 01/15/2025	672	670,878
4.45%, 10/01/2025	539	537,464
6.50%, 07/15/2025	8,128	8,199,770
Air Lease Corp. 2.30%, 02/01/2025	2,597	2,583,418
3.375%, 07/01/2025	3,295	3,264,851
Aircastle Ltd. 5.25%, 08/11/2025(a)	9,937	9,940,676

2 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Aviation Capital Group LLC 1.95%, 01/30/2026(a)	$4,192	$4,046,915
1.95%, 09/20/2026(a)	368	348,452
4.125%, 08/01/2025(a)	3,237	3,214,729

		32,807,153

Insurance – 0.9%
Athene Global Funding 2.50%, 01/14/2025(a)	5,665	5,647,892
Lincoln National Corp. 3.35%, 03/09/2025	4,853	4,825,677

		10,473,569

REITs – 0.9%
American Tower Corp. 4.00%, 06/01/2025	5,297	5,271,734
Brixmor Operating Partnership LP 3.85%, 02/01/2025	1,006	1,003,153
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025	4,119	4,112,945

		10,387,832

		296,129,294

Industrial – 17.7%
Basic – 0.3%
Eastman Chemical Co. 3.80%, 03/15/2025	470	467,956
Nutrien Ltd. 3.00%, 04/01/2025	3,075	3,055,658

		3,523,614

Capital Goods – 1.1%
3M Co. 2.65%, 04/15/2025	4,987	4,945,009
CNH Industrial Capital LLC 3.95%, 05/23/2025	1,660	1,652,397
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	5,895	5,834,989

		12,432,395

Communications - Media – 1.3%
Cox Communications, Inc. 3.85%, 02/01/2025(a)	4,566	4,553,672
Discovery Communications LLC 3.45%, 03/15/2025	5,600	5,570,544
Fox Corp. 3.05%, 04/07/2025	4,867	4,834,829

		14,959,045

abfunds.com	AB ULTRA SHORT INCOME ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.6%
T-Mobile USA, Inc. 3.50%, 04/15/2025	$6,558	$6,521,800

Consumer Cyclical - Automotive – 1.2%
Ford Motor Credit Co., LLC 2.30%, 02/10/2025	1,525	1,514,950
5.125%, 06/16/2025	536	535,137
General Motors Financial Co., Inc. 2.75%, 06/20/2025	5,320	5,256,852
3.80%, 04/07/2025	516	513,791
4.00%, 01/15/2025	499	498,122
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)	5,102	5,044,704
Hyundai Capital America 5.875%, 04/07/2025(a)	535	536,113

		13,899,669

Consumer Cyclical - Entertainment – 0.2%
Mattel, Inc. 3.375%, 04/01/2026(a)	2,540	2,480,361

Consumer Cyclical - Retailers – 2.0%
AutoNation, Inc. 4.50%, 10/01/2025	747	742,794
AutoZone, Inc. 3.25%, 04/15/2025	4,965	4,933,671
Dollar Tree, Inc. 4.00%, 05/15/2025	5,815	5,785,983
Lowe’s Cos., Inc. 4.00%, 04/15/2025	5,864	5,846,643
PVH Corp. 4.625%, 07/10/2025	5,364	5,343,617

		22,652,708

Consumer Non-Cyclical – 3.2%
Altria Group, Inc. 2.35%, 05/06/2025	5,852	5,787,101
Bunge Ltd. Finance Corp. 1.63%, 08/17/2025	3,857	3,770,719
CVS Health Corp. 3.875%, 07/20/2025	4,053	4,025,358
4.10%, 03/25/2025	1,746	1,740,413
HCA, Inc. 5.25%, 04/15/2025	695	695,181
5.375%, 02/01/2025	5,017	5,015,194

4 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Reynolds American, Inc. 4.45%, 06/12/2025	$5,709	$5,695,812
Royalty Pharma PLC 1.20%, 09/02/2025	5,983	5,813,143
The Campbell’s Company 3.30%, 03/19/2025	1,702	1,693,167
3.95%, 03/15/2025	2,702	2,692,759

		36,928,847

Energy – 5.1%
Boardwalk Pipelines LP 4.95%, 12/15/2024	4,485	4,481,322
Canadian Natural Resources Ltd. 2.05%, 07/15/2025	5,955	5,851,026
Columbia Pipeline Group, Inc. 4.50%, 06/01/2025	5,635	5,616,179
Enbridge, Inc. 2.50%, 01/15/2025	2,000	1,993,360
Energy Transfer LP 4.05%, 03/15/2025	5,826	5,807,939
Marathon Petroleum Corp. 4.70%, 05/01/2025	2,250	2,246,985
MPLX LP 4.875%, 12/01/2024	5,233	5,233,000
ONEOK Partners LP 4.90%, 03/15/2025	6,290	6,289,308
Ovintiv, Inc. 5.65%, 05/15/2025	5,700	5,716,416
Phillips 66 3.85%, 04/09/2025	4,937	4,916,413
Spectra Energy Partners LP 3.50%, 03/15/2025	5,042	5,019,009
Western Midstream Operating LP 3.10%, 02/01/2025(c)	5,111	5,088,818

		58,259,775

Services – 1.5%
eBay, Inc. 1.90%, 03/11/2025	5,635	5,586,933
Expedia Group, Inc. 6.25%, 05/01/2025(a)	5,969	5,976,939
Global Payments, Inc. 2.65%, 02/15/2025	5,968	5,933,326

		17,497,198

Technology – 0.7%
Intel Corp. 3.40%, 03/25/2025	5,600	5,570,264

abfunds.com	AB ULTRA SHORT INCOME ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oracle Corp. 2.50%, 04/01/2025	$2,540	$2,518,943

		8,089,207

Transportation - Airlines – 0.5%
Southwest Airlines Co. 5.25%, 05/04/2025	5,775	5,776,559

		203,021,178

Utility – 2.4%
Electric – 1.9%
American Electric Power Co., Inc. 5.699%, 08/15/2025	5,775	5,801,103
Edison International 4.95%, 04/15/2025	648	647,754
Enel Finance International NV 7.05%, 10/14/2025(a)(c)	1,013	1,030,535
Eversource Energy Series H 3.15%, 01/15/2025	1,000	997,210
FirstEnergy Corp. 2.05%, 03/01/2025	5,802	5,753,669
Sempra 3.30%, 04/01/2025	5,670	5,637,284
Xcel Energy, Inc. 3.30%, 06/01/2025	1,700	1,684,462

		21,552,017

Other Utility – 0.5%
American Water Capital Corp. 3.40%, 03/01/2025	5,655	5,632,437

		27,184,454

Total Corporates - Investment Grade (cost $525,601,576)		526,334,926

GOVERNMENTS - TREASURIES – 34.1%
United States – 34.1%
U.S. Treasury Notes
3.375%, 09/15/2027	120,770	118,411,211
4.375%, 07/31/2026	20,565	20,609,986
4.589% (US TBILL 3 Month + 0.12%), 07/31/2025(b)	40,000	39,988,549
4.633% (US TBILL 3 Month + 0.17%), 04/30/2025(b)	40,000	39,991,645
4.634% (US TBILL 3 Month + 0.17%), 10/31/2025(b)	40,000	40,007,879
4.646% (US TBILL 3 Month + 0.18%), 07/31/2026(b)	111,000	111,069,499

6 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.709% (US TBILL 3 Month + 0.24%), 01/31/2026(b)	$20,000	$20,020,194

Total Governments - Treasuries (cost $390,691,374)		390,098,963

ASSET-BACKED SECURITIES – 10.9%
Other ABS - Fixed Rate – 5.6%
ACHV ABS Trust Series 2024-2PL, Class A 5.07%, 10/27/2031(a)	6,200	6,198,669
Affirm Asset Securitization Trust Series 2022-Z1, Class A 4.55%, 06/15/2027(a)	57	56,749
Series 2023-B, Class 1A 6.82%, 09/15/2028(a)	870	881,516
Series 2023-B, Class A 6.82%, 09/15/2028(a)	1,200	1,215,884
Series 2023-X1, Class A 7.11%, 11/15/2028(a)	144	144,498
Series 2024-X1, Class A 6.27%, 05/15/2029(a)	1,737	1,743,084
Series 2024-X2, Class A 5.22%, 12/17/2029(a)	5,706	5,707,840
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(a)	681	681,655
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)	482	485,894
Equify ABS LLC Series 2024-1A, Class A 5.43%, 04/18/2033(a)	3,387	3,385,629
Granite Park Equipment Leasing LLC Series 2023-1A, Class A2 6.51%, 05/20/2030(a)	2,061	2,085,987
Lendmark Funding Trust Series 2023-1A, Class A 5.59%, 05/20/2033(a)	1,680	1,684,207
Mariner Finance Issuance Trust Series 2023-AA, Class A 6.70%, 10/22/2035(a)	3,500	3,552,520
Marlette Funding Trust Series 2024-1A, Class A 5.95%, 07/17/2034(a)	1,372	1,377,842
NMEF Funding LLC Series 2023-A, Class A2 6.57%, 06/17/2030(a)	1,351	1,365,698

abfunds.com	AB ULTRA SHORT INCOME ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oportun Funding Trust Series 2024-3, Class A 5.26%, 08/15/2029(a)	$5,540	$5,541,001
Oportun Issuance Trust Series 2024-2, Class A 5.86%, 02/09/2032(a)	2,968	2,973,952
Pagaya AI Debt Grantor Trust Series 2024-5, Class A 6.278%, 10/15/2031(a)	755	761,821
Pagaya AI Debt Grantor Trust & Pagaya AI Debt Trust Series 2024-6, Class A 6.093%, 11/15/2031(a)	1,285	1,295,078
Pagaya AI Debt Trust Series 2023-1, Class A 7.556%, 07/15/2030(a)	105	105,525
Series 2023-3, Class A 7.60%, 12/16/2030(a)	368	370,088
Series 2023-5, Class A 7.179%, 04/15/2031(a)	17	17,504
Series 2023-6, Class A 7.128%, 06/16/2031(a)	107	106,730
Series 2024-1, Class A 6.66%, 07/15/2031(a)	697	705,448
Series 2024-2, Class A 6.319%, 08/15/2031(a)	1,205	1,215,572
Series 2024-3, Class A 6.258%, 10/15/2031(a)	731	735,182
PEAC Solutions Receivables LLC Series 2024-2A, Class A2 4.74%, 04/20/2027(a)	6,000	5,975,004
Prosper Marketplace Issuance Trust Series 2023-1A, Class A 7.06%, 07/16/2029(a)	170	170,027
Reach ABS Trust Series 2023-1A, Class A 7.05%, 02/18/2031(a)	71	70,908
Service Experts Issuer LLC Series 2024-1A, Class A 6.39%, 11/20/2035(a)	4,612	4,694,367
Theorem Funding Trust Series 2022-3A, Class A 7.60%, 04/15/2029(a)	260	261,890
Series 2023-1A, Class A 7.58%, 04/15/2029(a)	195	197,128
Upstart Securitization Trust Series 2023-2, Class A 6.77%, 06/20/2033(a)	665	668,013

8 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-3, Class A 6.90%, 10/20/2033(a)	$678	$684,714
Series 2024-1, Class A 5.33%, 11/20/2034(a)	5,890	5,888,904
Verdant Receivables LLC Series 2023-1A, Class A2 6.24%, 01/13/2031(a)	900	912,736

		63,919,264

Autos - Fixed Rate – 4.4%
ACM Auto Trust Series 2024-1A, Class A 7.71%, 01/21/2031(a)	1,203	1,206,114
Series 2024-2A, Class A 6.06%, 02/20/2029(a)	5,542	5,560,206
Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(a)	675	680,524
BOF VII AL Funding Trust I Series 2023-CAR3, Class A2 6.291%, 07/26/2032(a)	1,259	1,276,903
Carvana Auto Receivables Trust Series 2023-N3, Class A 6.41%, 09/10/2027(a)	387	388,899
Series 2024-N2, Class A2 5.90%, 08/10/2027(a)	6,792	6,822,174
CPS Auto Receivables Trust Series 2024-C, Class A 5.88%, 02/15/2028(a)	3,644	3,663,678
FHF Issuer Trust Series 2023-2A, Class A2 6.79%, 10/15/2029(a)	989	1,006,522
Hyundai Auto Receivables Trust Series 2021-A, Class B 1.09%, 05/17/2027	5,071	4,974,605
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	575	583,548
Series 2023-2A, Class A2 7.09%, 10/16/2028(a)	859	874,918
Series 2023-3A, Class A2 7.50%, 12/15/2028(a)	969	992,575
Lobel Automobile Receivables Trust Series 2023-1, Class A 6.97%, 07/15/2026(a)	20	20,460
Series 2023-2, Class A 7.59%, 04/16/2029(a)	537	542,793

abfunds.com	AB ULTRA SHORT INCOME ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Merchants Fleet Funding LLC Series 2023-1A, Class A 7.21%, 05/20/2036(a)	$2,843	$2,882,273
Octane Receivables Trust Series 2023-2A, Class A2 5.88%, 06/20/2031(a)	1,126	1,130,980
Research-Driven Pagaya Motor Asset Trust Series 2023-3A, Class A 7.13%, 01/26/2032(a)	1,693	1,709,166
Series 2023-4A, Class A 7.54%, 03/25/2032(a)	979	992,810
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(a)	968	979,627
Santander Bank Auto Credit-Linked Notes Series 2023-A, Class B 6.493%, 06/15/2033(a)	262	264,118
Santander Drive Auto Receivables Trust Series 2024-3, Class A2 5.91%, 06/15/2027	4,860	4,879,407
Tricolor Auto Securitization Trust Series 2024-1A, Class A 6.61%, 10/15/2027(a)	2,146	2,163,665
Series 2024-2A, Class A 6.36%, 12/15/2027(a)	1,614	1,625,936
Series 2024-3A, Class A 5.22%, 06/15/2028(a)	2,190	2,193,301
United Auto Credit Securitization Trust Series 2024-1, Class A 6.17%, 08/10/2026(a)	675	676,156
US Bank NA Series 2023-1, Class B 6.789%, 08/25/2032(a)	1,642	1,664,249

		49,755,607

Credit Cards - Fixed Rate – 0.9%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(a)	4,805	4,854,087
Mission Lane Credit Card Master Trust Series 2024-B, Class A 5.88%, 01/15/2030(a)	5,900	5,899,229

		10,753,316

Total Asset-Backed Securities (cost $123,658,987)		124,428,187

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PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 8.7%
Investment Companies – 6.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(d)(e)(f) (cost $77,872,233)	77,872,233	$77,872,233

Commercial Paper – 1.9%
HSBC USA, Inc. Zero Coupon, 04/25/2025(a)	10,000	9,810,431
Intesa Sanpaolo Funding LLC Zero Coupon, 01/07/2025	8,600	8,553,650
Zero Coupon, 02/03/2025	3,000	2,972,808

Total Commercial Paper (cost $21,314,991)		21,336,889

Total Short-Term Investments (cost $99,187,224)		99,209,122

Total Investments – 99.7% (cost $1,139,139,161)		1,140,071,198
Other assets less liabilities – 0.3%		3,057,876

Net Assets – 100.0%		$1,143,129,074

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	264	March 2025	$54,412,875	$156,751
U.S. T-Note 5 Yr (CBT) Futures	458	March 2025	49,281,516	355,000

				$511,751

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2024, the aggregate market value of these securities amounted to $237,451,065 or 20.8% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2024.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2024.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB ULTRA SHORT INCOME ETF | 11

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

US TBILL 3 Month – U.S. Treasury 3 Month Bill Money Market Yield

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,061,266,928)	$1,062,198,965
Affiliated issuers (cost $77,872,233)	77,872,233
Cash	406
Cash collateral due from broker	912,200
Interest receivable	7,782,227
Affiliated dividends receivable	193,056
Receivable for variation margin on futures	101,537
Receivable due from Adviser	8,777

Total assets	1,149,069,401

Liabilities
Payable for investment securities purchased	5,705,823
Advisory fee payable	234,504

Total liabilities	5,940,327

Net Assets	$1,143,129,074

Composition of Net Assets
Capital stock, at par	$2,258
Additional paid-in capital	1,137,256,394
Distributable earnings	5,870,422

Net Assets	$1,143,129,074

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 22,576,000 shares outstanding)	$50.63

See notes to financial statements.

abfunds.com	AB ULTRA SHORT INCOME ETF | 13

STATEMENT OF OPERATIONS

Year Ended November 30, 2024

Investment Income
Interest	$51,461,343
Dividends—Affiliated issuers	2,440,068	$53,901,411

Expenses
Advisory fee (see Note B)	2,439,735

Total expenses	2,439,735
Less: expenses waived and reimbursed by the Adviser (see Note B)	(78,772)

Net expenses		2,360,963

Net investment income		51,540,448

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		25,320
In-kind redemptions		3,102,598
Futures		(634,205)
Net change in unrealized appreciation (depreciation) of:
Investments		255,819
Futures		327,524

Net gain on investment transactions		3,077,056

Net Increase in Net Assets from Operations		$54,617,504

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2024	Year Ended November 30, 2023
Increase in Net Assets from Operations
Net investment income	$51,540,448	$20,171,238
Net realized gain on investment transactions	2,493,713	18,071
Net change in unrealized appreciation (depreciation) of investments	583,343	968,388

Net increase in net assets from operations	54,617,504	21,157,697
Distribution to Shareholders	(48,760,403)	(18,014,901)
Transactions in Shares of the Fund
Net increase	550,731,353	433,330,965
Other capital	344	64,073

Total increase	556,588,798	436,537,834
Net Assets
Beginning of period	586,540,276	150,002,442

End of period	$1,143,129,074	$586,540,276

See notes to financial statements.

abfunds.com	AB ULTRA SHORT INCOME ETF | 15

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Ultra Short Income ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on September 14, 2022. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Funds’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

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NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market

abfunds.com	AB ULTRA SHORT INCOME ETF | 17

NOTES TO FINANCIAL STATEMENTS (continued)

participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable

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NOTES TO FINANCIAL STATEMENTS (continued)

data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$526,334,926		$	– 0	–	$526,334,926
Governments – Treasuries		– 0	–	390,098,963			– 0	–	390,098,963
Asset-Backed Securities		– 0	–	124,428,187			– 0	–	124,428,187
Short-Term Investments:
Investment Companies		77,872,233		– 0	–		– 0	–	77,872,233
Commercial Paper		– 0	–	21,336,889			– 0	–	21,336,889

Total Investments in Securities		77,872,233		1,062,198,965			– 0	–	1,140,071,198
Other Financial Instruments(a):
Assets:
Futures		511,751		– 0	–		– 0	–	511,751	(b)
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total		$78,383,984		$1,062,198,965		$	– 0	–	$1,140,582,949

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the

20 | AB ULTRA SHORT INCOME ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .25% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, certain legal and transfer agency costs. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser For the year ended November 30, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $78,772.

abfunds.com	AB ULTRA SHORT INCOME ETF | 21

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$1,687	$1,174,387	$1,098,202	$77,872	$2,440

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$245,839,080	$112,006,881
U.S. government securities	656,356,352	178,018,619

During the year ended November 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases			Sales
In-kind transactions (excluding U.S. government securities)	$	– 0	–	$120,208,993
U.S. government securities		– 0	–	162,328,210

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,139,147,485

Gross unrealized appreciation	$2,373,982
Gross unrealized depreciation	(1,450,268)

Net unrealized appreciation	$923,714

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When

abfunds.com	AB ULTRA SHORT INCOME ETF | 23

NOTES TO FINANCIAL STATEMENTS (continued)

the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2024, the Fund held futures for hedging and non-hedging purposes.

During the year ended November 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$511,751	*

Total		$511,751

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(634,205)	$327,524

Total		$(634,205)	$327,524

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2024:

Futures:
Average notional amount of buy contracts	$81,179,703	(a)
Average notional amount of sale contracts	$48,874,828	(b)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for one month during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2024	Year Ended November 30, 2023

Shares sold	18,875,000	10,250,000	$952,667,558	$513,575,312

Shares redeemed	(7,950,000)	(1,600,000)	(401,936,205)	(80,244,347)

Net increase	10,925,000	8,650,000	$550,731,353	$433,330,965

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For

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NOTES TO FINANCIAL STATEMENTS (continued)

example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high

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NOTES TO FINANCIAL STATEMENTS (continued)

rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers

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NOTES TO FINANCIAL STATEMENTS (continued)

and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2024 and November 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$48,760,403	$18,014,901

Total taxable distributions	$48,760,403	$18,014,901

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,508,568
Accumulated capital and other losses	(561,860	)(a)
Unrealized appreciation (depreciation)	923,714	(b)

Total accumulated earnings (deficit)	$5,870,422

(a)	As of November 30, 2024, the Fund had a net capital loss carryforward of $551,345. As of November 30, 2024, the cumulative deferred loss on straddles was $10,515.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments and the tax treatment of callable bonds.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund had a net short-term capital loss carryforward of $551,345, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment

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NOTES TO FINANCIAL STATEMENTS (continued)

performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Year Ended November 30,		September 14, 2022(a) to November 30, 2022
	2024	2023

Net asset value, beginning of period	$ 50.34	$ 49.98	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	2.66	2.63	.42

Net realized and unrealized gain (loss) on investment transactions	.22	.14	(.20)

Net increase in net asset value from operations	2.88	2.77	.22

Less: Dividends

Dividends from net investment income	(2.59)	(2.41)	(.24)

Net asset value, end of period	$ 50.63	$ 50.34	$ 49.98

Total Return

Total investment return based on net asset value(d)	5.87%	5.66%	.46%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,143,129	$586,540	$150,002

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.24%	.25%	.25%^

Expenses, before waivers/reimbursements(e)	.25%	.25%	.25%^

Net investment income(c)	5.28%	5.30%	3.98%^

Portfolio turnover rate(f)	59%	114%	35%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2024, such waiver amounted to .01%.

(f)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Ultra Short Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Ultra Short Income ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from September 14, 2022 (commencement of operations) to November 30, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from September 14, 2022 (commencement of operations) to November 30, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2024. For foreign shareholders, 78.68% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Ultra Short Income ETF (the “Fund”) at a meeting held in-person on July 30-31, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2022 and calendar year 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in

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which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors have received detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended May 31, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors discussed with the Adviser the reasons for the Fund’s underperformance in the period reviewed.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for other funds advised by the Adviser utilizing similar investment strategies.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others, and in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s expense ratio was equal to the median of a peer group and higher than the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may

abfunds.com	AB ULTRA SHORT INCOME ETF | 39

be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

40 | AB ULTRA SHORT INCOME ETF	abfunds.com

AB ULTRA SHORT INCOME ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF01-USI-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB CONSERVATIVE BUFFER ETF

(NASDAQ: BUFC)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

		Notional Amount	U.S. $ Value

PURCHASED OPTIONS - CALLS – 99.8%
Options on Equity Indices – 99.8%
SPDR S&P 500 ETF Trust Expiration: Feb 2025; Contracts: 11,605; Exercise Price: USD 2.98; Counterparty: SG Americas Securities LLC(a) (premium paid $688,071,930)	USD	3,458,290	$695,113,389

PURCHASED OPTIONS - PUTS – 1.6%
Options on Equity Indices – 1.6%
SPDR S&P 500 ETF Trust Expiration: Feb 2025; Contracts: 11,605; Exercise Price: USD 596.90; Counterparty: SG Americas Securities LLC(a) (premium paid $15,501,762)	USD	692,702,450	11,233,872

		Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(b)(c)(d) (cost $3,851,274)		3,851,274	3,851,274

Total Investments – 101.9% (cost $707,424,966)			710,198,535
Other assets less liabilities – (1.9)%			(13,459,844)

Net Assets – 100.0%			$696,738,691

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(e)	SG Americas Securities LLC	11,605	USD	617.55	February 2025	USD	716,667	$11,481,490	$(11,088,113)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(e)	SG Americas Securities LLC	11,605	USD	507.37	February 2025	USD	588,803	$2,740,887	$(1,978,189)

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

abfunds.com	AB CONSERVATIVE BUFFER ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

(d)	The rate shown represents the 7-day yield as of period end.

(e)	One contract relates to 100 shares.

Glossary:

ETF – Exchange Traded Fund

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

2 | AB CONSERVATIVE BUFFER ETF	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $703,573,692)	$706,347,261
Affiliated issuers (cost $3,851,274)	3,851,274
Cash	2,801,237
Cash collateral due from broker	2,000
Receivable for investment securities sold	47,911
Affiliated dividends receivable	13,928
Receivable due from Adviser	635

Total assets	713,064,246

Liabilities
Options written, at value (premiums received $14,222,377)	13,066,302
Payable for investment securities purchased	2,848,792
Advisory fee payable	410,461

Total liabilities	16,325,555

Net Assets	$696,738,691

Composition of Net Assets
Capital stock, at par	$1,773
Additional paid-in capital	747,748,837
Accumulated loss	(51,011,919)

Net Assets	$696,738,691

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 17,725,028 common shares outstanding)	$39.31

See notes to financial statements.

abfunds.com	AB CONSERVATIVE BUFFER ETF | 3

STATEMENT OF OPERATIONS

For the Period from December 13, 2023(a) to November 30, 2024

Investment Income
Dividends—Affiliated issuers	$134,400	$134,400

Expenses
Advisory fee (see Note B)	3,422,205

Total expenses	3,422,205
Less: expenses waived and reimbursed by the Adviser (see Note B)	(4,554)

Net expenses		3,417,651

Net investment loss		(3,283,251)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(18,615,532)
In-kind redemptions		113,149,475
Options written		(36,375,868)
Net change in unrealized appreciation (depreciation) of:
Investments		2,773,569
Options written		1,156,075

Net gain on investment transactions		62,087,719

Net Increase in Net Assets from Operations		$58,804,468

(a)	Commencement of operations.

See notes to financial statements.

4 | AB CONSERVATIVE BUFFER ETF	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	December 13, 2023(a) November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(3,283,251)
Net realized gain on investment transactions	58,158,075
Net change in unrealized appreciation (depreciation) of investments	3,929,644

Net increase in net assets from operations	58,804,468
Transactions in Shares of the Fund
Net increase	637,933,635
Other capital	588

Total increase	696,738,691
Net Assets
Beginning of period	– 0	–

End of period	$696,738,691

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB CONSERVATIVE BUFFER ETF | 5

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Conservative Buffer ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on December 13, 2023. The Fund is an actively managed exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by investing, under normal conditions, substantially all of its assets in a combination of exchange-traded options contracts on an underlying ETF (“Underlying ETF”). The Underlying ETF (initially expected to be the SPDR® S&P 500® ETF Trust) is an ETF that seeks to track the investment results of the S&P 500 Index (the “Underlying ETF’s Index”), which measures the performance of the large capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. The Fund uses an options strategy that seeks to produce investment outcomes based on the performance of the Underlying ETF, subject to an approximate upside limit typically between 2 and 4% (“Hedge Period Cap”), while also seeking to provide protection against Underlying ETF share price declines of up to a 15% limit (“Hedge Period Buffer”), over a designated period (typically 90 days, but may be up to 120 days, after portfolio rebalance) (each, a “Hedge Period”). Periodically, the Fund may bear a “first loss” of 1% when doing so permits the Fund to maintain a higher Hedge Period Cap. AllianceBernstein (the “Adviser”) seeks to monitor the performance of this Options Portfolio (“Options Portfolio”) and may rebalance the portfolio (by liquidating all or a portion of the options portfolio) at any time to protect capital or lock-in some portfolio gains of the Fund (“Upside Ratchet”) depending on its evaluation of market conditions. If there is an Upside Ratchet, the Hedge Period may be shorter. The Fund typically utilizes customized call and put equity or index exchange-traded options contracts that reference the Underlying ETF, referred to as Flexible Exchange Options (“FLEX Options”), as well as other listed options that reference the price performance of the Underlying ETF, the Underlying ETF’s Index, or ETFs that replicate the Underlying ETF’s Index. FLEX Options provide investors with the ability to customize key option contract terms such as strike price, style and expiration date and are typically centrally cleared. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment

6 | AB CONSERVATIVE BUFFER ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby

abfunds.com	AB CONSERVATIVE BUFFER ETF | 7

NOTES TO FINANCIAL STATEMENTS (continued)

changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

8 | AB CONSERVATIVE BUFFER ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Purchased Options – Calls	$	– 0	–	$695,113,389		$	– 0	–	$695,113,389
Purchased Options – Puts		– 0	–	11,233,872			– 0	–	11,233,872
Short-Term Investments		3,851,274		– 0	–		– 0	–	3,851,274

Total Investments in Securities		3,851,274		706,347,261			– 0	–	710,198,535
Other Financial Instruments(a):
Assets		– 0	–	– 0	–		– 0	–	– 0	–
Liabilities:
Call Written Options		– 0	–	(11,088,113)			– 0	–	(11,088,113)
Put Written Options		– 0	–	(1,978,189)			– 0	–	(1,978,189)

Total		$3,851,274		$693,280,959		$	– 0	–	$697,132,233

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

abfunds.com	AB CONSERVATIVE BUFFER ETF | 9

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are

10 | AB CONSERVATIVE BUFFER ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .69% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $4,554.

abfunds.com	AB CONSERVATIVE BUFFER ETF | 11

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$	– 0	–	$21,110	$17,259	$3,851	$134

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2024 were as follows:

	Purchases			Sales
Investment securities (excluding U.S. government securities)	$	– 0	–	$	– 0	–
U.S. government securities		– 0	–		– 0	–

During the year ended November 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$52,127,988	$1,878,898,953

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$707,427,662

Gross unrealized appreciation	$7,041,459
Gross unrealized depreciation	(3,114,511)

Net unrealized appreciation	$3 ,926,948

12 | AB CONSERVATIVE BUFFER ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised,

abfunds.com	AB CONSERVATIVE BUFFER ETF | 13

NOTES TO FINANCIAL STATEMENTS (continued)

the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the period ended November 30, 2024, the Fund held purchased options for non-hedging purposes. During the period ended November 30, 2024, the Fund held written options for non-hedging purposes.

During the period ended November 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$706,347,261

Equity contracts			Options written, at value	$13,066,302

Total		$706,347,261		$13,066,302

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	$(18,615,532)	$2,773,569

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation (depreciation) of options written	(36,375,868)	1,156,075

Total		$(54,991,400)	$3,929,644

14 | AB CONSERVATIVE BUFFER ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2024:

Purchased Options:
Average notional amount	$523,025,088
Options Written:
Average notional amount	$980,776,698

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Transactions in shares of the Fund were as follows:

	Shares	Amount
	December 13, 2023(a) November 30, 2024	December 13, 2023(a) November 30, 2024

Shares sold	65,900,028	$2,473,663,303

Shares redeemed	(48,175,000)	(1,835,729,668)

Net increase	17,725,028	$637,933,635

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the markets for securities in which the Fund invests fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market. The Fund is exposed to market risk indirectly through its targeted exposure to the Underlying ETF.

Buffered Loss Risk—There can be no guarantee that the Hedge Period Buffer will be successful in protecting the Fund from the impact of Underlying ETF price declines. Despite the intended Hedge Period Buffer, a shareholder may lose money by investing in the Fund. If, during a Hedge Period, an investor purchases shares of the Fund after the date on which the Fund has entered into FLEX Options or sells shares of the Fund prior to the expiration of the FLEX Options, the Hedge Period Buffer that the Fund seeks to provide may not be available and the investor may not receive the full, or any, benefit of the Hedge Period Buffer. The Fund does not provide principal protection, and an investor may experience significant losses on an investment in the Fund.

A blended portfolio of expiring options and new options could impact the Fund’s ability to realize the full, or any, benefit of the Hedge Period Buffer and may subject the Fund’s return to an upside limit that is slightly lower or higher than the Hedge Period Cap for the applicable Hedge Period. Accordingly, an investor may bear losses against which the Hedge Period Buffer is anticipated to protect and may be subject to an upside limit that is lower than the Hedge Period Cap.

Buffer/Cap Change Risk—A new Hedge Period Buffer and a new Hedge Period Cap are established each time the Options Portfolio is implemented,

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NOTES TO FINANCIAL STATEMENTS (continued)

including after an Upside Ratchet event. The duration of a Hedge Period Cap or Hedge Period Buffer may vary.

Capped Upside Risk—If an investor purchases shares of the Fund after the first day of a Hedge Period and the value of the Underlying ETF shares is at or near to the Hedge Period Cap for that Hedge Period, there may be little or no ability for that investor to experience an investment gain on their Fund shares unless the Fund engages in an Upside Ratchet of the Fund’s Options Portfolio. If an investor does not hold its shares of the Fund for an entire Hedge Period, the returns realized by that investor may not replicate those the Fund seeks to achieve. If the Underlying ETF experiences gains during a Hedge Period in excess of the Hedge Period Cap, unless the Fund has engaged in an Upside Ratchet, the Fund will not participate in those gains beyond the Hedge Period Cap.

FLEX Options Liquidity Risk—The FLEX Options are listed on an exchange; however, there is no guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. The trading market for FLEX Options may lack depth and liquidity when compared to the trading market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of an investment in the Fund.

FLEX Options Valuation Risk—FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of a FLEX Option prior to its expiration date may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of a FLEX Option, other than changes in the value of the Underlying ETF, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the Underlying ETF. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, FLEX Options may become more difficult to value and the judgment of the Adviser, as the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s valuation designee, may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.

Hedge Period Risk—The Fund’s investment strategy is designed to deliver returns that reference an Underlying ETF and are based on options contracts that are designed to be in place for 90-day periods, although in some cases, the Fund will hold options contracts of longer duration. The Fund may not hold its Options Portfolio for the full duration of the options contracts, and the Adviser may change the Options Portfolio at any time, which would begin a new Hedge Period. Investors acquiring shares of the Fund at different time periods will likely have different investment results based on the price of shares of the Underlying ETF and how the Hedge Period Buffer and Hedge Period Cap are applied. Engaging in Upside Ratchets may potentially cause the Fund to have a higher portfolio turnover rate, and higher cost, than a fund that does not actively adjust its Options Portfolio prior to expiration. There is no guarantee that any Upside Ratchet will be successfully implemented, or that it will deliver the desired investment result. The Fund’s Hedge Period Cap and Hedge Period Buffer are designed to work over a particular time frame, the Hedge Period. Investors that acquire Fund shares after the Hedge Period has commenced, or sell Fund shares before the Hedge Period ends or an Upside Ratchet is performed, may have a different investment result than investors who held Fund shares during the entire Hedge Period. The degree to which an investor may benefit from the Hedge Period Buffer or Hedge Period Cap will depend on the point in time when the investor purchases Fund shares and whether the Adviser effectuates an Upside Ratchet. At the time of purchasing Fund shares, an investor may be unable to determine the Fund’s position relative to the Hedge Period Cap and Hedge Period Buffer. If the price of the Underlying ETF is near or has exceeded the strike price of the Fund’s Options Portfolio, there may be little remaining upside potential during a particular Hedge Period, until the Options Portfolio expires or the Adviser effectuates an Upside Ratchet. Investors purchasing Fund shares during this period would still remain subject to significant downside risk before the sought-after protection from the Hedge Period Buffer began. Similarly, if the Underlying ETF has decreased in price significantly to equal or exceed the Fund’s anticipated Hedge Period Buffer, investors would also remain subject to significant downside risk and would receive no benefit from the Hedge Period Buffer. The Fund is continuously offered and a new Hedge Period begins after the end of the prior Hedge Period, with a new Hedge Period Cap and a new Hedge Period Buffer. An investor that holds Fund shares over multiple continuous Hedge Periods may have a different investment result than an investor holding Fund shares for one Hedge Period. The Fund’s return is measured, with respect to the Hedge Period Cap and Hedge Period Buffer,

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NOTES TO FINANCIAL STATEMENTS (continued)

over a single Hedge Period. The Fund’s return over a period longer than a single Hedge Period could differ in amount and direction from the return of the Underlying ETF.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders. The Fund’s higher portfolio turnover could also result in deferral of losses, acceleration of gains or treatment of short-term capital gains as ordinary income, all of which could adversely impact Fund shareholders.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security, such as the Underlying ETF, may have a more significant effect, either negative or positive, on the Fund’s NAV.

Underlying ETF Risk—The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF, as well as the types of instruments in which the Underlying ETF invests. The Underlying ETF is an exchange-traded unit investment trust that uses a full replication strategy, meaning it invests entirely in the S&P 500 Index. The investment objective of the Underlying ETF is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index, which includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to authorized participant concentration risk, market maker risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to differences between the portfolio of the ETF and the components of the index, expenses, and other factors.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less

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NOTES TO FINANCIAL STATEMENTS (continued)

tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NASDAQ. The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption

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NOTES TO FINANCIAL STATEMENTS (continued)

orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2024 was as follows:

2024
Distributions paid from:
Ordinary income	$	– 0	–

Total taxable distributions	$	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(54,938,867	)(a)
Unrealized appreciation (depreciation)	3,926,948	(b)

Total accumulated earnings (deficit)	$(51,011,919)

(a)	As of November 30, 2024, the Fund had a net capital loss carryforward of $54,938,867.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund had a net short-term capital loss carryforward of $54,938,867, which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind and the disallowance of a net operating loss resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a

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NOTES TO FINANCIAL STATEMENTS (continued)

public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Throughout Each Period

	December 13, 2023(a) November 30, 2024

Net asset value, beginning of period	$ 35.00

Income From Investment Operations

Net investment loss(b)(c)	(.24)

Net realized and unrealized gain on investment transactions	4.55

Net increase in net asset value from operations	4.31

Net asset value, end of period	$ 39.31

Total Return

Total investment return based on net asset value(d)	12.31%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$696,739

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.69	%^

Expenses, before waivers/reimbursements	.69	%^

Net investment loss(c)	(.66	)%^

Portfolio turnover rate(e)	0%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Conservative Buffer ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Conservative Buffer ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statements of operations and changes in net assets and the financial highlights for the period from December 13, 2023 (commencement of operations) to November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations, the changes in its net assets and its financial highlights for the period from December 13, 2023 (commencement of operations) to November 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Conservative Buffer ETF (the “Fund”) for an initial two-year period at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise

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of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

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Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The Adviser informed the directors that there were no institutional accounts managed by the Adviser that utilize investment strategies similar to those proposed for the Fund.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to the medians for a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangements with the Fund. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a

30 | AB CONSERVATIVE BUFFER ETF	abfunds.com

fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB CONSERVATIVE BUFFER ETF | 31

NOTES

32 | AB CONSERVATIVE BUFFER ETF	abfunds.com

AB CONSERVATIVE BUFFER ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-CB-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB CORPORATE BOND ETF

(NASDAQ: EYEG)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 96.8%
Industrial – 52.3%
Basic – 0.7%
Amcor Group Finance PLC 5.45%, 05/23/2029	$22	$22,411
Huntsman International LLC 4.50%, 05/01/2029	130	125,356
Sonoco Products Co. 4.45%, 09/01/2026	25	24,869

		172,636

Capital Goods – 3.1%
3M Co. 3.375%, 03/01/2029	130	123,986
BAE Systems Holdings, Inc. 3.85%, 12/15/2025(a)	94	93,045
Caterpillar Financial Services Corp. 4.60%, 11/15/2027	25	25,123
4.70%, 11/15/2029	25	25,201
L3Harris Technologies, Inc. 5.05%, 06/01/2029	25	25,314
Lockheed Martin Corp. 5.20%, 02/15/2064	126	123,852
5.90%, 11/15/2063	120	131,807
Otis Worldwide Corp. 5.125%, 11/19/2031	25	25,399
Regal Rexnord Corp. 6.05%, 04/15/2028	120	123,319
Vulcan Materials Co. 4.95%, 12/01/2029	25	25,237
Waste Management, Inc. 4.50%, 03/15/2028	25	24,987
4.65%, 03/15/2030	25	25,013
4.80%, 03/15/2032	25	25,047

		797,330

Communications - Media – 6.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484%, 10/23/2045	130	128,059
Comcast Corp. 5.50%, 05/15/2064	130	129,753
Fox Corp. 5.476%, 01/25/2039	130	127,872
Meta Platforms, Inc. 4.65%, 08/15/2062	90	81,270
5.40%, 08/15/2054	25	25,557

abfunds.com	AB CORPORATE BOND ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.55%, 08/15/2064	$125	$129,485
5.75%, 05/15/2063	119	126,763
Paramount Global 4.375%, 03/15/2043	51	39,229
4.95%, 01/15/2031	22	20,961
6.875%, 04/30/2036	85	88,435
7.875%, 07/30/2030	104	114,553
Time Warner Cable LLC 6.55%, 05/01/2037	126	125,245
6.75%, 06/15/2039	33	33,472
7.30%, 07/01/2038	113	119,226
Warnermedia Holdings, Inc. 3.755%, 03/15/2027	93	90,103
4.279%, 03/15/2032	142	128,301
5.05%, 03/15/2042	26	21,995
5.141%, 03/15/2052	155	124,750

		1,655,029

Communications - Telecommunications – 0.5%
Corning, Inc. 5.45%, 11/15/2079	134	128,883

Consumer Cyclical - Automotive – 3.4%
American Honda Finance Corp. Series G 4.45%, 10/22/2027	25	24,925
4.85%, 10/23/2031	25	24,949
BMW US Capital LLC 4.60%, 08/13/2027(a)	25	24,983
4.90%, 04/02/2029(a)	25	25,112
Cummins, Inc. 5.45%, 02/20/2054	123	126,439
General Motors Financial Co., Inc. 1.25%, 01/08/2026	130	125,046
1.50%, 06/10/2026	52	49,502
5.35%, 07/15/2027	25	25,335
5.40%, 04/06/2026	122	122,910
5.55%, 07/15/2029	14	14,331
Hyundai Capital America 4.55%, 09/26/2029(a)	17	16,717
4.875%, 11/01/2027(a)	25	25,038
Nissan Motor Acceptance Co., LLC 1.85%, 09/16/2026(a)	133	122,974
2.00%, 03/09/2026(a)	131	124,419

		852,680

Consumer Cyclical - Entertainment – 0.1%
Hasbro, Inc. 6.05%, 05/14/2034	34	35,073

2 | AB CORPORATE BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.7%
Las Vegas Sands Corp. 3.90%, 08/08/2029	$135	$126,593
Marriott International, Inc./MD 4.80%, 03/15/2030	25	25,019
5.35%, 03/15/2035	25	25,242

		176,854

Consumer Cyclical - Restaurants – 0.2%
McDonald’s Corp. 3.50%, 03/01/2027	40	39,128

Consumer Cyclical - Retailers – 2.2%
7-Eleven, Inc. 1.80%, 02/10/2031(a)	155	127,044
2.80%, 02/10/2051(a)	210	128,549
Dick’s Sporting Goods, Inc. 4.10%, 01/15/2052	175	131,842
Genuine Parts Co. 4.95%, 08/15/2029	25	25,013
Home Depot, Inc. (The) 4.95%, 09/15/2052	77	74,004
5.30%, 06/25/2054	25	25,307
Lowe’s Cos., Inc. 5.80%, 09/15/2062	35	35,868

		547,627

Consumer Non-Cyclical – 13.9%
AbbVie, Inc. 4.45%, 05/14/2046	75	67,075
4.875%, 11/14/2048	130	122,795
5.40%, 03/15/2054	125	127,040
5.50%, 03/15/2064	125	127,516
Altria Group, Inc. 3.40%, 02/04/2041	165	125,542
4.25%, 08/09/2042	155	129,971
4.80%, 02/14/2029	23	22,983
Archer-Daniels-Midland Co. 2.50%, 08/11/2026	93	89,901
Bristol-Myers Squibb Co. 4.35%, 11/15/2047	34	29,629
5.55%, 02/22/2054	25	25,741
5.65%, 02/22/2064	125	127,891
6.40%, 11/15/2063	115	131,159
Cardinal Health, Inc. 3.41%, 06/15/2027	94	91,365
5.125%, 02/15/2029	51	51,754
5.35%, 11/15/2034	25	25,318
Coca-Cola Co. (The) 4.65%, 08/14/2034	25	24,947

abfunds.com	AB CORPORATE BOND ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.20%, 01/14/2055	$25	$25,144
CommonSpirit Health 3.817%, 10/01/2049	127	100,701
4.35%, 11/01/2042	43	36,411
CVS Health Corp. 3.00%, 08/15/2026	127	123,220
5.40%, 06/01/2029	106	107,866
5.55%, 06/01/2031	17	17,290
5.70%, 06/01/2034	17	17,358
6.00%, 06/01/2044	25	25,149
Eli Lilly & Co. 4.20%, 08/14/2029	25	24,810
5.20%, 08/14/2064	13	12,850
General Mills, Inc. 4.875%, 01/30/2030	25	25,130
5.25%, 01/30/2035	25	25,269
Gilead Sciences, Inc. 4.80%, 11/15/2029	25	25,154
5.10%, 06/15/2035	25	25,346
HCA, Inc. 5.375%, 09/01/2026	126	126,674
5.95%, 09/15/2054	25	25,202
Illumina, Inc. 4.65%, 09/09/2026	25	24,919
Kraft Heinz Foods Co. 7.125%, 08/01/2039(a)	110	127,114
Kroger Co. (The) 2.65%, 10/15/2026	128	123,452
4.60%, 08/15/2027	7	7,032
4.70%, 08/15/2026	11	11,036
5.00%, 09/15/2034	23	22,897
Mars, Inc. 3.95%, 04/01/2049(a)	12	9,745
Mylan, Inc. 5.20%, 04/15/2048	12	10,373
Northwell Healthcare, Inc. 3.809%, 11/01/2049	131	102,413
PepsiCo, Inc. 4.80%, 07/17/2034	15	15,098
5.25%, 07/17/2054	25	25,474
Philip Morris International, Inc. 0.875%, 05/01/2026	132	125,405
2.10%, 05/01/2030	96	84,228
4.375%, 11/01/2027	25	24,903
4.625%, 11/01/2029	25	24,969
4.75%, 02/12/2027	15	15,077
4.75%, 11/01/2031	25	24,896

4 | AB CORPORATE BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.875%, 02/13/2029	$25	$25,250
4.90%, 11/01/2034	25	24,768
5.25%, 02/13/2034	25	25,408
Pilgrim’s Pride Corp. 4.25%, 04/15/2031	135	126,125
Smithfield Foods, Inc. 2.625%, 09/13/2031(a)	108	90,035
Sysco Corp. 3.30%, 07/15/2026	126	123,403
Tyson Foods, Inc. 5.40%, 03/15/2029	25	25,578
Universal Health Services, Inc. 2.65%, 10/15/2030	145	126,192
Utah Acquisition Sub, Inc. 3.95%, 06/15/2026	124	122,187

		3,532,178

Energy – 3.2%
ConocoPhillips Co. 5.50%, 01/15/2055	25	25,201
5.65%, 01/15/2065	25	25,249
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)	125	126,076
Enterprise Products Operating LLC Series E 5.25%, 08/16/2077	127	123,980
Flex Intermediate Holdco LLC 3.363%, 06/30/2031(a)	51	44,411
FLNG Liquefaction 2 LLC 4.125%, 03/31/2038(a)	114	102,715
Kinder Morgan Energy Partners LP 6.95%, 01/15/2038	54	60,764
Kinder Morgan, Inc. 5.10%, 08/01/2029	25	25,332
MPLX LP 1.75%, 03/01/2026	129	124,212
5.50%, 06/01/2034	25	25,326
Northern Natural Gas Co. 5.625%, 02/01/2054(a)	12	12,211
ONEOK, Inc. 4.40%, 10/15/2029	8	7,865
5.05%, 11/01/2034	6	5,917
5.70%, 11/01/2054	25	24,926
Woodside Finance Ltd. 3.70%, 09/15/2026(a)	90	88,065

		822,250

abfunds.com	AB CORPORATE BOND ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Huntington Ingalls Industries, Inc. 5.353%, 01/15/2030	$25	$25,237

Services – 0.9%
Amazon.com, Inc. 2.70%, 06/03/2060	210	128,354
3.875%, 08/22/2037	60	54,506
4.10%, 04/13/2062	12	9,978
PayPal Holdings, Inc. 5.50%, 06/01/2054	25	25,838

		218,676

Technology – 13.8%
Allegion US Holding Co., Inc. 5.60%, 05/29/2034	109	112,239
Alphabet, Inc. 2.25%, 08/15/2060	55	32,011
Analog Devices, Inc. 2.95%, 10/01/2051	37	25,069
Apple, Inc. 2.55%, 08/20/2060	205	127,934
2.80%, 02/08/2061	190	120,534
2.85%, 08/05/2061	200	128,664
4.10%, 08/08/2062	150	126,285
Applied Materials, Inc. 4.80%, 06/15/2029	13	13,188
Concentrix Corp. 6.60%, 08/02/2028	120	122,777
6.65%, 08/02/2026	119	121,354
Dell International LLC/EMC Corp. 4.90%, 10/01/2026	123	123,306
6.02%, 06/15/2026	125	126,971
Fidelity National Information Services, Inc. 1.15%, 03/01/2026	132	126,302
Fiserv, Inc. 3.20%, 07/01/2026	130	127,061
Flex Ltd. 5.25%, 01/15/2032	25	25,082
Fortive Corp. 3.15%, 06/15/2026	125	122,090
Hewlett Packard Enterprise Co. 1.75%, 04/01/2026	130	124,930
4.40%, 09/25/2027	10	9,950
4.45%, 09/25/2026	70	69,745
HP, Inc. 3.00%, 06/17/2027	119	114,328
Intel Corp. 2.60%, 05/19/2026	131	127,107

6 | AB CORPORATE BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.75%, 03/25/2027	$10	$9,779
International Business Machines Corp. 1.95%, 05/15/2030	145	125,811
2.95%, 05/15/2050	195	130,098
Lam Research Corp. 4.875%, 03/15/2049	130	122,369
Leidos, Inc. 4.375%, 05/15/2030	130	125,570
Motorola Solutions, Inc. 5.00%, 04/15/2029	5	5,050
Open Text Corp. 6.90%, 12/01/2027(a)	118	122,594
Oracle Corp. 1.65%, 03/25/2026	114	109,661
2.65%, 07/15/2026	115	111,603
3.85%, 04/01/2060	173	126,385
Qorvo, Inc. 4.375%, 10/15/2029	135	127,506
QUALCOMM, Inc. 6.00%, 05/20/2053	120	131,114
Texas Instruments, Inc. 5.05%, 05/18/2063	24	23,060
5.15%, 02/08/2054	86	85,518
Tyco Electronics Group SA 4.625%, 02/01/2030	125	124,660

		3,507,705

Transportation - Airlines – 0.5%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)	125	124,101

Transportation - Services – 2.5%
Element Fleet Management Corp. 5.643%, 03/13/2027(a)	32	32,568
6.271%, 06/26/2026(a)	119	121,235
6.319%, 12/04/2028(a)	86	90,624
Penske Truck Leasing Co. LP/PTL Finance Corp. 1.70%, 06/15/2026(a)	130	123,916
Ryder System, Inc. 4.90%, 12/01/2029	85	85,246
Series G 4.95%, 09/01/2029	125	125,837
Transurban Finance Co. Pty Ltd. 2.45%, 03/16/2031(a)	62	53,314

		632,740

		13,268,127

abfunds.com	AB CORPORATE BOND ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 39.7%
Banking – 24.2%
American Express Co. 5.098%, 02/16/2028	$124	$124,963
5.284%, 07/26/2035	25	25,371
5.389%, 07/28/2027	119	120,255
5.532%, 04/25/2030	24	24,679
5.645%, 04/23/2027	24	24,287
5.915%, 04/25/2035	24	25,119
Bank of America Corp. 1.734%, 07/22/2027	130	123,807
3.419%, 12/20/2028	129	124,031
3.559%, 04/23/2027	125	122,899
3.705%, 04/24/2028	45	43,922
5.518%, 10/25/2035	25	25,042
Series G 3.593%, 07/21/2028	126	122,364
Series N 1.658%, 03/11/2027	131	125,917
Bank of New York Mellon Corp. (The) 4.89%, 07/21/2028	25	25,185
4.947%, 04/26/2027	124	124,497
5.188%, 03/14/2035	25	25,463
5.225%, 11/20/2035	25	25,542
Canadian Imperial Bank of Commerce 4.508%, 09/11/2027	25	24,914
5.237%, 06/28/2027	24	24,364
Capital One Financial Corp. 2.359%, 07/29/2032	156	128,123
3.75%, 07/28/2026	125	122,601
5.463%, 07/26/2030	25	25,373
Citigroup, Inc. 3.668%, 07/24/2028	61	59,258
3.887%, 01/10/2028	125	122,722
4.542%, 09/19/2030	25	24,649
6.174%, 05/25/2034	118	123,506
Citizens Financial Group, Inc. 5.718%, 07/23/2032	25	25,509
Comerica, Inc. 5.982%, 01/30/2030	121	123,537
Discover Financial Services 7.964%, 11/02/2034	107	124,771
Fifth Third Bancorp 8.25%, 03/01/2038	101	123,756
Goldman Sachs Bank USA/New York NY 5.414%, 05/21/2027	25	25,228
Series B 5.283%, 03/18/2027	25	25,167

8 | AB CORPORATE BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 1.431%, 03/09/2027	$131	$125,550
3.615%, 03/15/2028	127	123,678
4.692%, 10/23/2030	25	24,833
5.049%, 07/23/2030	25	25,173
5.33%, 07/23/2035	25	25,299
5.561%, 11/19/2045	25	25,466
5.727%, 04/25/2030	13	13,431
5.851%, 04/25/2035	24	25,196
Series VAR 1.093%, 12/09/2026	130	125,190
HSBC Holdings PLC 6.50%, 09/15/2037	238	254,633
Huntington Bancshares, Inc. 5.272%, 01/15/2031	25	25,316
JPMorgan Chase & Co. 1.04%, 02/04/2027	131	125,391
1.045%, 11/19/2026	73	70,473
1.578%, 04/22/2027	71	67,973
2.956%, 05/13/2031	138	124,879
3.96%, 01/29/2027	89	88,222
4.505%, 10/22/2028	25	24,874
4.603%, 10/22/2030	25	24,823
5.04%, 01/23/2028	25	25,149
5.534%, 11/29/2045	25	25,686
5.571%, 04/22/2028	24	24,453
5.581%, 04/22/2030	24	24,742
5.766%, 04/22/2035	24	25,196
6.07%, 10/22/2027	46	47,103
M&T Bank Corp. 7.413%, 10/30/2029	114	123,088
Macquarie Group Ltd. 1.34%, 01/12/2027(a)	129	123,910
Morgan Stanley 1.593%, 05/04/2027	131	125,203
3.125%, 07/27/2026	127	124,051
4.654%, 10/18/2030	25	24,822
5.173%, 01/16/2030	25	25,328
5.32%, 07/19/2035	25	25,429
5.466%, 01/18/2035	25	25,603
5.656%, 04/18/2030	14	14,428
5.831%, 04/19/2035	24	25,208
Series G 1.512%, 07/20/2027	95	90,071
PNC Financial Services Group, Inc. (The) 5.068%, 01/24/2034	104	103,645
5.30%, 01/21/2028	5	5,059

abfunds.com	AB CORPORATE BOND ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.401%, 07/23/2035	$25	$25,482
5.492%, 05/14/2030	8	8,211
5.676%, 01/22/2035	12	12,444
6.615%, 10/20/2027	123	126,995
Regions Financial Corp. 5.722%, 06/06/2030	25	25,613
Royal Bank of Canada Series G 4.65%, 01/27/2026	29	28,952
Santander Holdings USA, Inc. 2.49%, 01/06/2028	132	125,239
6.124%, 05/31/2027	32	32,487
6.499%, 03/09/2029	117	121,504
State Street Corp. 4.33%, 10/22/2027	25	24,916
4.675%, 10/22/2032	15	14,876
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/2026	103	99,804
Synchrony Financial 2.875%, 10/28/2031	138	116,820
3.95%, 12/01/2027	125	120,771
5.935%, 08/02/2030	28	28,623
Synovus Financial Corp. 6.168%, 11/01/2030	25	25,472
Toronto-Dominion Bank (The) 1.20%, 06/03/2026	130	123,620
Truist Financial Corp. 5.435%, 01/24/2030	25	25,449
5.711%, 01/24/2035	25	25,807
6.047%, 06/08/2027	119	121,112
US Bancorp 5.10%, 07/23/2030	25	25,257
Wells Fargo & Co. 3.196%, 06/17/2027	40	39,039
4.10%, 06/03/2026	125	123,752
5.211%, 12/03/2035	25	25,167
5.707%, 04/22/2028	16	16,331

		6,129,138

Brokerage – 0.8%
BGC Group, Inc. 6.60%, 06/10/2029	25	25,609
BlackRock Funding, Inc. 5.35%, 01/08/2055	25	25,466
Blue Owl Finance LLC 6.25%, 04/18/2034	24	25,250

10 | AB CORPORATE BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cantor Fitzgerald LP 7.20%, 12/12/2028(a)	$116	$122,062

		198,387

Finance – 3.1%
Apollo Debt Solutions BDC 6.70%, 07/29/2031(a)	123	127,749
6.90%, 04/13/2029(a)	93	96,875
Ares Strategic Income Fund 5.70%, 03/15/2028(a)	25	25,098
Blackstone Secured Lending Fund 5.875%, 11/15/2027	24	24,524
Blue Owl Credit Income Corp. 5.80%, 03/15/2030(a)	25	24,812
6.60%, 09/15/2029(a)	23	23,636
FS KKR Capital Corp. 3.125%, 10/12/2028	129	117,595
6.125%, 01/15/2030	25	25,132
6.875%, 08/15/2029	24	25,037
HAT Holdings I LLC/HAT Holdings II LLC 3.375%, 06/15/2026(a)	128	123,756
Main Street Capital Corp. 6.50%, 06/04/2027	25	25,442
Oaktree Strategic Credit Fund 6.50%, 07/23/2029	123	125,422
Sixth Street Lending Partners 5.75%, 01/15/2030(a)	25	24,726
6.50%, 03/11/2029(a)	10	10,185

		799,989

Insurance – 7.8%
Athene Global Funding 5.322%, 11/13/2031(a)	25	25,026
5.349%, 07/09/2027(a)	25	25,237
Athene Holding Ltd. 6.25%, 04/01/2054	25	26,365
Brighthouse Financial Global Funding 5.55%, 04/09/2027(a)	25	25,286
Cigna Group (The) 1.25%, 03/15/2026	26	24,884
5.60%, 02/15/2054	125	125,405
CNO Global Funding 4.95%, 09/09/2029(a)	25	25,029
5.875%, 06/04/2027(a)	24	24,523
Elevance Health, Inc. 4.95%, 11/01/2031	25	25,069
5.20%, 02/15/2035	25	25,186
5.375%, 06/15/2034	25	25,487

abfunds.com	AB CORPORATE BOND ETF | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.65%, 06/15/2054	$25	$25,387
5.70%, 02/15/2055	25	25,699
Health Care Service Corp. A Mutual Legal Reserve Co. 5.875%, 06/15/2054(a)	125	127,250
Marsh & McLennan Cos., Inc. 4.55%, 11/08/2027	25	25,094
4.65%, 03/15/2030	25	25,054
4.85%, 11/15/2031	25	25,091
5.40%, 03/15/2055	25	25,383
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(a)	190	131,510
MetLife, Inc. 9.25%, 04/08/2038(a)	102	121,119
Nationwide Financial Services, Inc. 3.90%, 11/30/2049(a)	165	127,375
Nationwide Mutual Insurance Co. 4.35%, 04/30/2050(a)	165	130,154
New York Life Insurance Co. 4.45%, 05/15/2069(a)	155	128,851
Prudential Financial, Inc. 4.50%, 09/15/2047	129	124,922
5.70%, 09/15/2048	124	123,639
Reinsurance Group of America, Inc. 5.75%, 09/15/2034	25	25,762
RGA Global Funding 5.448%, 05/24/2029(a)	25	25,657
Sammons Financial Group, Inc. 6.875%, 04/15/2034(a)	115	122,314
UnitedHealth Group, Inc. 5.375%, 04/15/2054	25	25,034
5.625%, 07/15/2054	71	73,749
5.75%, 07/15/2064	119	124,512
Unum Group 6.00%, 06/15/2054	25	26,160

		1,967,213

REITs – 3.8%
American Tower Corp. 5.00%, 01/31/2030	25	25,185
Boston Properties LP 2.75%, 10/01/2026	130	124,883
3.65%, 02/01/2026	127	125,104
5.75%, 01/15/2035	25	25,094
CBRE Services, Inc. 5.50%, 04/01/2029	121	124,435
5.95%, 08/15/2034	116	122,292

12 | AB CORPORATE BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Piedmont Operating Partnership LP 6.875%, 07/15/2029	$25	$25,816
Safehold GL Holdings LLC 5.65%, 01/15/2035	25	25,062
VICI Properties LP/VICI Note Co., Inc. 4.25%, 12/01/2026(a)	130	127,724
WEA Finance LLC 2.875%, 01/15/2027(a)	130	123,789
3.50%, 06/15/2029(a)	136	125,863

		975,247

		10,069,974

Utility – 4.8%
Electric – 4.8%
AEP Texas, Inc. 5.70%, 05/15/2034	25	25,775
Consolidated Edison Co. of New York, Inc. 5.125%, 03/15/2035	25	25,396
5.50%, 03/15/2055	25	25,567
Constellation Energy Generation LLC 6.50%, 10/01/2053	115	128,870
DTE Energy Co. 4.95%, 07/01/2027	25	25,184
Edison International 5.25%, 03/15/2032	25	25,299
Enel Finance International NV 6.00%, 10/07/2039(a)	124	128,532
Entergy Arkansas LLC 5.75%, 06/01/2054	25	26,315
Entergy Corp. 2.95%, 09/01/2026	130	126,184
Entergy Louisiana LLC 5.15%, 09/15/2034	25	25,240
5.70%, 03/15/2054	25	26,101
Entergy Texas, Inc. 5.55%, 09/15/2054	9	9,163
Evergy Missouri West, Inc. 5.65%, 06/01/2034(a)	22	22,833
Massachusetts Electric Co. 5.90%, 11/15/2039(a)	120	122,828
MidAmerican Energy Co. 5.85%, 09/15/2054	57	61,531
New York State Electric & Gas Corp. 5.30%, 08/15/2034(a)	25	25,233
NextEra Energy Capital Holdings, Inc. 5.65%, 05/01/2079	126	124,417
NRG Energy, Inc. 2.45%, 12/02/2027(a)	135	125,472

abfunds.com	AB CORPORATE BOND ETF | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oncor Electric Delivery Co. LLC 4.65%, 11/01/2029(a)	$25	$25,103
Oncor Electric Delivery Co., LLC 5.55%, 06/15/2054(a)	25	25,816
Public Service Electric and Gas Co. 4.85%, 08/01/2034	25	25,022
Southwestern Public Service Co. 6.00%, 06/01/2054	25	26,713
Vistra Operations Co. LLC 5.05%, 12/30/2026(a)	5	5,013
5.70%, 12/30/2034(a)	25	25,508

		1,213,115

Total Corporates - Investment Grade (cost $24,112,879)		24,551,216

	Shares
SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(b)(c)(d) (cost $510,902)	510,902	510,902

Total Investments – 98.8% (cost $24,623,781)		25,062,118
Other assets less liabilities – 1.2%		296,324

Net Assets – 100.0%		$25,358,442

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	40	March 2025	$4,780,000	$41,875
U.S. T-Note 5 Yr (CBT) Futures	32	March 2025	3,443,250	24,711

Sold Contracts
U.S. 10 Yr Ultra Futures	12	March 2025	1,377,563	(10,367)
U.S. T-Note 10 Yr (CBT) Futures	5	March 2025	555,938	(6,836)
U.S. T-Note 2 Yr (CBT) Futures	16	March 2025	3,297,750	(9,594)
U.S. Ultra Bond (CBT) Futures	14	March 2025	1,780,625	(19,344)

				$20,445

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2024, the aggregate market value of these securities amounted to $4,582,459 or 18.1% of net assets.

14 | AB CORPORATE BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

CBT – Chicago Board of Trade

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB CORPORATE BOND ETF | 15

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $24,112,879)	$24,551,216
Affiliated issuers (cost $510,902)	510,902
Cash	61,244
Cash collateral due from broker	112,810
Interest receivable	276,367
Receivable for variation margin on futures	9,738
Affiliated dividends receivable	1,135
Receivable due from Adviser	53

Total assets	25,523,465

Liabilities
Payable for investment securities purchased	158,838
Advisory fee payable	6,185

Total liabilities	165,023

Net Assets	$25,358,442

Composition of Net Assets
Capital stock, at par	$70
Additional paid-in capital	24,616,140
Distributable earnings	742,232

Net Assets	$25,358,442

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 700,028 common shares outstanding)	$36.22

See notes to financial statements.

16 | AB CORPORATE BOND ETF	abfunds.com

STATEMENT OF OPERATIONS

For the Period from December 13, 2023(a) to November 30, 2024

Investment Income
Interest	$1,293,492
Dividends—Affiliated issuers	16,673	$1,310,165

Expenses
Advisory fee (see Note B)	72,423

Total expenses	72,423
Less: expenses waived and reimbursed by the Adviser (see Note B)	(549)

Net expenses		71,874

Net investment income		1,238,291

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		203,207
In-kind redemptions		64,950
Futures		(9,213)
Net change in unrealized appreciation (depreciation) of:
Investments		438,337
Futures		20,445

Net gain on investment transactions		717,726

Contributions from Affiliates (see Note B)		69

Net Increase in Net Assets from Operations		$1,956,086

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB CORPORATE BOND ETF | 17

STATEMENT OF CHANGES IN NET ASSETS

	December 13, 2023(a) to November 30, 2024
Increase in Net Assets from Operations
Net investment income	$1,238,291
Net realized gain on investment transactions	258,944
Net change in unrealized appreciation (depreciation) of investments	458,782
Contributions from Affiliates (see Note B)	69

Net increase in net assets from operations	1,956,086
Distribution to Shareholders	(1,119,835)
Transactions in Shares of the Fund
Net increase	24,514,930
Other capital	7,261

Total increase	25,358,442
Net Assets
Beginning of period	– 0	–

End of period	$25,358,442

(a)	Commencement of operations.

See notes to financial statements.

18 | AB CORPORATE BOND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Corporate Bond ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on December 13, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

abfunds.com	AB CORPORATE BOND ETF | 19

NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value its foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market

20 | AB CORPORATE BOND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

abfunds.com	AB CORPORATE BOND ETF | 21

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grade	$	– 0	–	$24,551,216			$–0	–	$24,551,216
Short-Term Investments		510,902		– 0	–		– 0	–	510,902

Total Investments in Securities		510,902		24,551,216			– 0	–	25,062,118
Other Financial Instruments(a):
Assets:
Futures		66,586		– 0	–		– 0	–	66,586	(b)
Liabilities:
Futures		(46,141)		– 0	–		– 0	–	(46,141	)(b)

Total		$531,347		$24,551,216		$	– 0	–	$25,082,563

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

22 | AB CORPORATE BOND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

abfunds.com	AB CORPORATE BOND ETF | 23

NOTES TO FINANCIAL STATEMENTS (continued)

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .30% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $549.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$	– 0 –	$13,067	$12,556	$511	$17

During the period ended November 30, 2024, the Adviser reimbursed the Fund $69 for trading losses incurred due to NAV error.

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

24 | AB CORPORATE BOND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$68,519,553	$41,374,448
U.S. government securities	1,350,550	1,357,584

During the period ended November 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$1,091,728		$4,501,944
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$24,627,659

Gross unrealized appreciation	$509,305
Gross unrealized depreciation	(74,846)

Net unrealized appreciation	$434,459

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises

abfunds.com	AB CORPORATE BOND ETF | 25

NOTES TO FINANCIAL STATEMENTS (continued)

from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended November 30, 2024, the Fund held futures for hedging purposes.

26 | AB CORPORATE BOND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$66,586	*	Payable for variation margin on futures	$46,141	*

Total		$66,586			$46,141

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(9,213)	$20,445

Total		$(9,213)	$20,445

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2024:

Futures:
Average notional amount of buy contracts	$8,922,870
Average notional amount of sale contracts	$8,603,432

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

abfunds.com	AB CORPORATE BOND ETF | 27

NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares	Amount
	December 13, 2023(a) to November 30, 2024	December 13, 2023(a) to November 30, 2024

Shares sold	900,028	$31,674,325

Shares redeemed	(200,000)	(7,159,395)

Net increase	700,028	$24,514,930

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its

28 | AB CORPORATE BOND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in

abfunds.com	AB CORPORATE BOND ETF | 29

NOTES TO FINANCIAL STATEMENTS (continued)

higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to

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NOTES TO FINANCIAL STATEMENTS (continued)

avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the Nasdaq Stock Market LLC (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress,

abfunds.com	AB CORPORATE BOND ETF | 31

NOTES TO FINANCIAL STATEMENTS (continued)

markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Many of these techniques incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2024 was as follows:

2024
Distributions paid from:
Ordinary income	$1,119,835

Total taxable distributions paid	$1,119,835

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$307,773
Unrealized appreciation (depreciation)	434,459	(a)

Total accumulated earnings (deficit)	$742,232

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of callable bonds, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares, the tax treatment of gains from a redemption-in-kind, and contributions from the Adviser resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15,

abfunds.com	AB CORPORATE BOND ETF | 33

NOTES TO FINANCIAL STATEMENTS (continued)

2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	December 13, 2023(a) to November 30, 2024

Net asset value, beginning of period	$ 35.00

Income From Investment Operations

Net investment income(b)(c)	1.77

Net realized and unrealized gain on investment transactions	1.05

Contributions from Affiliates	.00	(d)

Net increase in net asset value from operations	2.82

Less: Dividends

Dividends from net investment income	(1.60)

Net asset value, end of period	$ 36.22

Total Return

Total investment return based on net asset value(e)	8.24%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25,358

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.30	%^

Expenses, before waivers/reimbursements	.30	%^

Net investment income(c)	5.13	%^

Portfolio turnover rate(f)	175%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

abfunds.com	AB CORPORATE BOND ETF | 35

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Corporate Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Corporate Bond ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statements of operations and changes in net assets and the financial highlights for the period from December 13, 2023 (commencement of operations) to November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations, the changes in its net assets and its financial highlights for the period from December 13, 2023 (commencement of operations) to November 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts

36 | AB CORPORATE BOND ETF	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

abfunds.com	AB CORPORATE BOND ETF | 37

2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2024. For foreign shareholders, 89.31% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

38 | AB CORPORATE BOND ETF	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Bond ETF (the “Fund”) for an initial two-year period at a meeting held in-person on August 1-2, 2023 (the “Meeting”)

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise

abfunds.com	AB CORPORATE BOND ETF | 39

of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

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Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee rate for the Fund with those for other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did

abfunds.com	AB CORPORATE BOND ETF | 41

not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to the medians for a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s projected expense ratio was equal to a median. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

42 | AB CORPORATE BOND ETF	abfunds.com

NOTES

abfunds.com	AB CORPORATE BOND ETF | 43

NOTES

44 | AB CORPORATE BOND ETF	abfunds.com

AB CORPORATE BOND ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-COB-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB CORE PLUS BOND ETF

(NASDAQ: CPLS)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 46.2%
United States – 46.2%
U.S. Treasury Bonds 1.375%, 11/15/2040	$792	$516,532
1.75%, 08/15/2041	42	28,652
1.875%, 11/15/2051	2,330	1,386,350
2.75%, 11/15/2047	39	29,018
2.875%, 05/15/2043	2,413	1,920,974
2.875%, 05/15/2049	65	49,075
2.875%, 05/15/2052	7	5,252
3.00%, 11/15/2044	357	285,098
3.375%, 11/15/2048	110	91,231
3.625%, 05/15/2053	58	50,569
4.25%, 08/15/2054	12	11,738
4.625%, 05/15/2054	589	612,100
U.S. Treasury Notes 0.625%, 05/15/2030	330	274,158
0.625%, 08/15/2030	874	719,957
1.125%, 02/29/2028	1,213	1,103,072
1.25%, 04/30/2028	2,863	2,602,646
1.25%, 05/31/2028	640	580,500
1.25%, 06/30/2028	487	440,811
1.25%, 09/30/2028	361	324,562
1.375%, 12/31/2028	531	476,821
1.50%, 02/15/2025	58	57,638
2.625%, 02/15/2029	1,180	1,112,703
2.75%, 02/15/2028	641	614,659
2.75%, 08/15/2032	2,839	2,576,392
2.875%, 05/15/2028	830	796,800
2.875%, 08/15/2028	401	383,895
2.875%, 04/30/2029	148	140,646
3.125%, 08/31/2027	920	895,994
3.25%, 06/30/2029	140	135,012
3.50%, 01/31/2028	183	179,626
3.875%, 08/15/2034	255	248,466
4.125%, 10/31/2026	1,212	1,210,296
4.125%, 08/31/2030	1,521	1,521,000
4.25%, 05/31/2025	219	218,795
4.25%, 01/31/2026	2,076	2,074,054
4.25%, 11/15/2034	402	403,822
4.375%, 05/15/2034	187	189,571
4.50%, 11/15/2033	26	26,597
4.875%, 11/30/2025	471	473,281
5.00%, 09/30/2025	540	542,447
5.00%, 10/31/2025	264	265,361

Total Governments - Treasuries (cost $25,297,341)		25,576,171

abfunds.com	AB CORE PLUS BOND ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 40.7%
Industrial – 21.3%
Basic – 0.1%
Amcor Group Finance PLC 5.45%, 05/23/2029	$22	$22,411
Glencore Funding LLC 5.893%, 04/04/2054(a)	15	15,391
Sonoco Products Co. 4.45%, 09/01/2026	25	24,869

		62,671

Capital Goods – 2.0%
Boeing Co. (The) 2.196%, 02/04/2026	113	109,224
2.75%, 02/01/2026	127	123,591
Caterpillar Financial Services Corp. 4.60%, 11/15/2027	25	25,123
4.70%, 11/15/2029	25	25,201
General Dynamics Corp. 4.25%, 04/01/2050	7	6,076
IDEX Corp. 4.95%, 09/01/2029	26	26,225
Lockheed Martin Corp. 5.20%, 02/15/2064	135	132,698
5.90%, 11/15/2063	120	131,807
Otis Worldwide Corp. 5.125%, 11/19/2031	25	25,400
Parker-Hannifin Corp. 4.25%, 09/15/2027	125	124,280
RTX Corp. 3.125%, 05/04/2027	136	131,396
3.50%, 03/15/2027	134	130,839
Vulcan Materials Co. 4.95%, 12/01/2029	25	25,237
Waste Management, Inc. 4.50%, 03/15/2028	25	24,987
4.65%, 03/15/2030	25	25,013
4.80%, 03/15/2032	25	25,047
5.35%, 10/15/2054	25	25,423

		1,117,567

Communications - Media – 2.4%
DirecTV Financing LLC 8.875%, 02/01/2030(a)	120	120,989
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)	127	124,681

2 | AB CORE PLUS BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Meta Platforms, Inc. 4.65%, 08/15/2062	$14	$12,642
5.40%, 08/15/2054	26	26,579
5.55%, 08/15/2064	84	87,014
5.60%, 05/15/2053	120	126,746
5.75%, 05/15/2063	104	110,784
Paramount Global 4.375%, 03/15/2043	171	131,533
Time Warner Cable LLC 6.55%, 05/01/2037	59	58,647
6.75%, 06/15/2039	123	124,760
7.30%, 07/01/2038	44	46,424
Warnermedia Holdings, Inc. 3.755%, 03/15/2027	127	123,044
5.05%, 03/15/2042	137	115,894
5.141%, 03/15/2052	123	98,995

		1,308,732

Communications - Telecommunications – 0.9%
Corning, Inc. 5.45%, 11/15/2079	9	8,656
Sprint LLC 7.625%, 03/01/2026	119	122,104
T-Mobile USA, Inc. 1.50%, 02/15/2026	76	73,144
2.05%, 02/15/2028	44	40,644
2.25%, 02/15/2026	121	117,485
2.625%, 04/15/2026	126	122,574
5.50%, 01/15/2055	12	11,995

		496,602

Consumer Cyclical - Automotive – 1.4%
BMW US Capital LLC 4.60%, 08/13/2027(a)	26	25,982
4.90%, 04/02/2029(a)	16	16,071
Cummins, Inc. 5.45%, 02/20/2054	119	122,327
General Motors Co. 5.15%, 04/01/2038	129	122,751
5.40%, 10/15/2029	46	46,809
General Motors Financial Co., Inc. 5.35%, 07/15/2027	24	24,322
5.40%, 04/06/2026	58	58,433
5.60%, 06/18/2031	24	24,505
Hyundai Capital America 4.30%, 09/24/2027(a)	25	24,709
4.55%, 09/26/2029(a)	17	16,717

abfunds.com	AB CORE PLUS BOND ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.875%, 11/01/2027(a)	$25	$25,038
5.275%, 06/24/2027(a)	25	25,296
5.30%, 03/19/2027(a)	67	67,732
5.30%, 06/24/2029(a)	25	25,387
5.35%, 03/19/2029(a)	9	9,144
5.45%, 06/24/2026(a)	25	25,212
Nissan Motor Acceptance Co., LLC 1.85%, 09/16/2026(a)	134	123,899
5.30%, 09/13/2027(a)	9	8,777

		793,111

Consumer Cyclical - Entertainment – 0.2%
Brunswick Corp./DE 5.85%, 03/18/2029	77	79,088
Hasbro, Inc. 6.05%, 05/14/2034	34	35,073

		114,161

Consumer Cyclical - Other – 0.2%
Marriott International, Inc./MD 4.80%, 03/15/2030	25	25,019
5.35%, 03/15/2035	25	25,242
Series R 3.125%, 06/15/2026	78	76,228

		126,489

Consumer Cyclical - Restaurants – 0.1%
McDonald’s Corp. 3.50%, 03/01/2027	25	24,455

Consumer Cyclical - Retailers – 0.6%
7-Eleven, Inc. 1.30%, 02/10/2028(a)	145	129,243
2.80%, 02/10/2051(a)	215	131,610
Home Depot, Inc. (The) 2.75%, 09/15/2051	21	13,623
4.50%, 12/06/2048	31	27,982
5.30%, 06/25/2054	25	25,306

		327,764

Consumer Non-Cyclical – 5.0%
AbbVie, Inc. 4.45%, 05/14/2046	145	129,679
4.875%, 11/14/2048	65	61,398
5.40%, 03/15/2054	126	128,056
5.50%, 03/15/2064	130	132,617
Altria Group, Inc. 4.25%, 08/09/2042	155	129,971
5.95%, 02/14/2049	120	123,577
Bristol-Myers Squibb Co. 5.65%, 02/22/2064	130	133,007

4 | AB CORE PLUS BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cardinal Health, Inc. 3.41%, 06/15/2027	$127	$123,440
5.35%, 11/15/2034	25	25,318
Cencora, Inc. 2.70%, 03/15/2031	140	123,430
Coca-Cola Co. (The) 4.65%, 08/14/2034	26	25,945
5.20%, 01/14/2055	26	26,150
5.40%, 05/13/2064	130	132,990
CVS Health Corp. 2.875%, 06/01/2026	68	66,078
5.40%, 06/01/2029	7	7,123
5.55%, 06/01/2031	17	17,290
5.70%, 06/01/2034	86	87,811
6.00%, 06/01/2044	24	24,143
Eli Lilly & Co. 2.50%, 09/15/2060	127	73,284
4.15%, 08/14/2027	25	24,935
4.20%, 08/14/2029	25	24,810
5.10%, 02/09/2064	37	36,020
5.20%, 08/14/2064	13	12,850
General Mills, Inc. 4.875%, 01/30/2030	25	25,130
5.25%, 01/30/2035	25	25,268
Gilead Sciences, Inc. 5.10%, 06/15/2035	25	25,346
HCA, Inc. 5.95%, 09/15/2054	26	26,210
Merck & Co., Inc.
2.90%, 12/10/2061	210	129,677
3.90%, 03/07/2039	6	5,306
PepsiCo, Inc. 4.80%, 07/17/2034	24	24,157
5.25%, 07/17/2054	24	24,455
Pfizer Investment Enterprises Pte Ltd. 5.34%, 05/19/2063	135	131,244
Philip Morris International, Inc. 0.875%, 05/01/2026	86	81,703
2.10%, 05/01/2030	151	132,483
2.75%, 02/25/2026	90	88,042
4.375%, 11/01/2027	25	24,903
4.625%, 11/01/2029	25	24,969
4.75%, 11/01/2031	25	24,896
Tyson Foods, Inc. 4.00%, 03/01/2026	122	120,959
Utah Acquisition Sub, Inc. 3.95%, 06/15/2026	76	74,889

abfunds.com	AB CORE PLUS BOND ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Viatris, Inc. 4.00%, 06/22/2050	$173	$124,430

		2,783,989

Energy – 1.2%
Columbia Pipelines Operating Co., LLC 6.544%, 11/15/2053(a)	52	57,559
ConocoPhillips Co. 5.50%, 01/15/2055	25	25,201
5.65%, 01/15/2065	25	25,249
Continental Resources, Inc./OK 2.268%, 11/15/2026(a)	126	119,404
Energy Transfer LP 5.25%, 07/01/2029	25	25,434
6.05%, 09/01/2054	25	25,850
Enterprise Products Operating LLC 5.55%, 02/16/2055	25	25,535
Series E 5.25%, 08/16/2077	124	121,051
Kinder Morgan, Inc. 5.10%, 08/01/2029	25	25,332
MPLX LP 1.75%, 03/01/2026	128	123,249
5.50%, 06/01/2034	24	24,313
Northern Natural Gas Co. 5.625%, 02/01/2054(a)	7	7,123
ONEOK, Inc. 4.40%, 10/15/2029	8	7,865
TotalEnergies Capital SA 5.488%, 04/05/2054	5	5,053
5.638%, 04/05/2064	15	15,207

		633,425

Other Industrial – 0.3%
George Washington University (The) Series 2018 4.126%, 09/15/2048	150	131,100
Huntington Ingalls Industries, Inc. 5.353%, 01/15/2030	25	25,237

		156,337

Services – 0.1%
Amazon.com, Inc. 4.10%, 04/13/2062	9	7,483
eBay, Inc. 3.65%, 05/10/2051	20	14,973
Equifax, Inc. 4.80%, 09/15/2029	25	24,908

6 | AB CORE PLUS BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mastercard, Inc. 3.65%, 06/01/2049	$9	$7,171
PayPal Holdings, Inc. 5.50%, 06/01/2054	24	24,805

		79,340

Technology – 5.8%
Allegion US Holding Co., Inc. 5.60%, 05/29/2034	22	22,654
Alphabet, Inc. 2.25%, 08/15/2060	225	130,952
Amphenol Corp. 2.80%, 02/15/2030	101	92,335
Apple, Inc. 2.55%, 08/20/2060	209	130,431
2.80%, 02/08/2061	207	131,319
2.85%, 08/05/2061	203	130,594
3.95%, 08/08/2052	55	46,278
4.10%, 08/08/2062	90	75,771
Applied Materials, Inc. 4.80%, 06/15/2029	14	14,202
Broadcom, Inc. 4.15%, 02/15/2028	7	6,905
Concentrix Corp. 6.60%, 08/02/2028	127	129,939
6.65%, 08/02/2026	123	125,433
Dell International LLC/EMC Corp. 4.90%, 10/01/2026	66	66,164
6.02%, 06/15/2026	125	126,971
Fiserv, Inc. 3.20%, 07/01/2026	60	58,643
Fortive Corp. 3.15%, 06/15/2026	126	123,067
Hewlett Packard Enterprise Co. 1.75%, 04/01/2026	129	123,969
4.40%, 09/25/2027	45	44,776
4.45%, 09/25/2026	112	111,592
5.00%, 10/15/2034	11	10,862
Intel Corp. 2.60%, 05/19/2026	121	117,404
3.75%, 03/25/2027	128	125,170
3.75%, 08/05/2027	25	24,380
Intuit, Inc. 5.50%, 09/15/2053	127	130,509
Microsoft Corp. 2.675%, 06/01/2060	208	129,698
3.041%, 03/17/2062	40	27,177
4.50%, 02/06/2057	140	133,522

abfunds.com	AB CORE PLUS BOND ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oracle Corp. 1.65%, 03/25/2026	$81	$77,917
2.65%, 07/15/2026	80	77,637
3.85%, 04/01/2060	176	128,577
4.10%, 03/25/2061	172	131,047
QUALCOMM, Inc. 4.30%, 05/20/2047	150	129,936
Texas Instruments, Inc. 5.05%, 05/18/2063	135	129,715
5.15%, 02/08/2054	15	14,916
Tyco Electronics Group SA 4.625%, 02/01/2030	123	122,665

		3,203,127

Transportation - Airlines – 0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)	109	108,216

Transportation - Railroads – 0.2%
Canadian Pacific Railway Co. 6.125%, 09/15/2115	117	125,740

Transportation - Services – 0.6%
Element Fleet Management Corp. 6.271%, 06/26/2026(a)	77	78,446
Penske Truck Leasing Co. LP/PTL Finance Corp. 1.20%, 11/15/2025(a)	58	56,023
1.70%, 06/15/2026(a)	107	101,992
5.25%, 07/01/2029(a)	9	9,149
5.35%, 03/30/2029(a)	76	77,331
5.55%, 05/01/2028(a)	8	8,184
Ryder System, Inc. 4.90%, 12/01/2029	25	25,072

		356,197

		11,817,923

Financial Institutions – 17.1%
Banking – 12.2%
American Express Co. 5.098%, 02/16/2028	70	70,544
5.284%, 07/26/2035	25	25,371
5.389%, 07/28/2027	123	124,298
5.645%, 04/23/2027	100	101,196
5.915%, 04/25/2035	24	25,119
Bank of America Corp. 1.734%, 07/22/2027	137	130,473
3.419%, 12/20/2028	83	79,803
3.559%, 04/23/2027	125	122,899
3.705%, 04/24/2028	134	130,791
4.25%, 10/22/2026	76	75,371

8 | AB CORE PLUS BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.08%, 01/20/2027	$118	$118,379
Series N 1.658%, 03/11/2027	129	123,995
Bank of Montreal 0.949%, 01/22/2027	126	120,669
Bank of New York Mellon Corp. (The) 3.442%, 02/07/2028	130	126,743
4.89%, 07/21/2028	24	24,178
5.06%, 07/22/2032	8	8,120
5.188%, 03/14/2035	16	16,296
5.225%, 11/20/2035	25	25,542
Canadian Imperial Bank of Commerce 4.508%, 09/11/2027	25	24,914
Capital One Financial Corp. 2.359%, 07/29/2032	152	124,838
5.463%, 07/26/2030	24	24,358
5.884%, 07/26/2035	24	24,795
Citigroup, Inc. 1.122%, 01/28/2027	128	122,630
1.462%, 06/09/2027	135	128,357
2.976%, 11/05/2030	39	35,723
3.52%, 10/27/2028	127	122,709
3.887%, 01/10/2028	121	118,795
4.542%, 09/19/2030	25	24,649
5.827%, 02/13/2035	35	35,659
Citizens Financial Group, Inc. 5.718%, 07/23/2032	25	25,509
5.841%, 01/23/2030	118	121,335
Comerica, Inc. 5.982%, 01/30/2030	120	122,516
Fifth Third Bancorp 6.361%, 10/27/2028	35	36,373
8.25%, 03/01/2038	102	124,982
Goldman Sachs Bank USA/New York NY 5.414%, 05/21/2027	24	24,219
Series B 5.283%, 03/18/2027	16	16,107
Goldman Sachs Group, Inc. (The) 1.431%, 03/09/2027	87	83,381
3.615%, 03/15/2028	134	130,495
4.017%, 10/31/2038	136	120,141
4.411%, 04/23/2039	48	43,892
4.692%, 10/23/2030	25	24,833
5.049%, 07/23/2030	24	24,166
5.33%, 07/23/2035	24	24,287
5.851%, 04/25/2035	24	25,196
Series VAR 1.093%, 12/09/2026	128	123,264

abfunds.com	AB CORE PLUS BOND ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Huntington Bancshares, Inc. 5.272%, 01/15/2031	$25	$25,316
JPMorgan Chase & Co. 1.04%, 02/04/2027	129	123,476
1.045%, 11/19/2026	57	55,027
1.47%, 09/22/2027	56	52,854
2.956%, 05/13/2031	135	122,164
3.782%, 02/01/2028	66	64,733
3.96%, 01/29/2027	113	112,012
3.964%, 11/15/2048	20	16,540
4.452%, 12/05/2029	25	24,704
5.04%, 01/23/2028	46	46,274
5.534%, 11/29/2045	25	25,686
5.571%, 04/22/2028	22	22,415
5.581%, 04/22/2030	68	70,102
5.766%, 04/22/2035	20	20,997
M&T Bank Corp. 6.082%, 03/13/2032	24	24,954
7.413%, 10/30/2029	111	119,849
Morgan Stanley 0.985%, 12/10/2026	128	123,059
1.593%, 05/04/2027	128	122,336
4.654%, 10/18/2030	25	24,822
5.042%, 07/19/2030	25	25,203
5.05%, 01/28/2027	119	119,363
5.297%, 04/20/2037	122	120,747
5.32%, 07/19/2035	25	25,428
5.652%, 04/13/2028	76	77,515
5.656%, 04/18/2030	14	14,428
5.831%, 04/19/2035	24	25,208
Series G 1.512%, 07/20/2027	103	97,656
PNC Financial Services Group, Inc. (The) 4.758%, 01/26/2027	62	61,994
5.30%, 01/21/2028	16	16,190
5.401%, 07/23/2035	25	25,482
5.676%, 01/22/2035	30	31,109
6.615%, 10/20/2027	125	129,060
Santander Holdings USA, Inc. 2.49%, 01/06/2028	124	117,649
6.124%, 05/31/2027	76	77,156
6.499%, 03/09/2029	75	77,887
State Street Corp. 4.33%, 10/22/2027	25	24,916
4.53%, 02/20/2029	25	24,929
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/2026	126	122,090

10 | AB CORE PLUS BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Synchrony Financial 5.935%, 08/02/2030	$10	$10,222
Synovus Financial Corp. 6.168%, 11/01/2030	25	25,472
Toronto-Dominion Bank (The) 1.20%, 06/03/2026	127	120,767
Truist Financial Corp. 5.153%, 08/05/2032	25	25,101
5.435%, 01/24/2030	14	14,252
5.711%, 01/24/2035	14	14,452
6.047%, 06/08/2027	103	104,828
US Bancorp 5.10%, 07/23/2030	25	25,257
Wells Fargo & Co. 3.00%, 10/23/2026	124	120,302
3.196%, 06/17/2027	126	122,972
3.526%, 03/24/2028	69	67,100
3.584%, 05/22/2028	5	4,857
4.10%, 06/03/2026	88	87,122
4.75%, 12/07/2046	34	30,222
4.808%, 07/25/2028	51	50,988
5.211%, 12/03/2035	25	25,167
5.499%, 01/23/2035	8	8,191
5.574%, 07/25/2029	98	100,514
5.707%, 04/22/2028	76	77,571

		6,754,597

Brokerage – 0.4%
BlackRock Funding, Inc. 5.35%, 01/08/2055	25	25,466
Blue Owl Finance LLC 6.25%, 04/18/2034	117	123,093
CI Financial Corp. 3.20%, 12/17/2030	85	74,441
Jefferies Financial Group, Inc. 6.20%, 04/14/2034	24	25,310

		248,310

Finance – 1.5%
Apollo Debt Solutions BDC 6.70%, 07/29/2031(a)	121	125,672
Ares Strategic Income Fund 5.70%, 03/15/2028(a)	25	25,098
Blackstone Private Credit Fund 5.25%, 04/01/2030(a)	25	24,539
Blackstone Secured Lending Fund 5.875%, 11/15/2027	24	24,524

abfunds.com	AB CORE PLUS BOND ETF | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Blue Owl Credit Income Corp. 5.80%, 03/15/2030(a)	$25	$24,812
6.60%, 09/15/2029(a)	23	23,636
6.65%, 03/15/2031	122	125,401
Brookfield Finance, Inc. 3.50%, 03/30/2051	180	131,341
5.675%, 01/15/2035	25	25,842
FS KKR Capital Corp. 6.125%, 01/15/2030	25	25,132
6.875%, 08/15/2029	24	25,037
HAT Holdings I LLC/HAT Holdings II LLC 8.00%, 06/15/2027(a)	120	125,348
HPS Corporate Lending Fund 6.25%, 09/30/2029(a)	24	24,175
Main Street Capital Corp. 6.50%, 06/04/2027	24	24,424
Oaktree Strategic Credit Fund 6.50%, 07/23/2029	24	24,473
Sixth Street Lending Partners 5.75%, 01/15/2030(a)	25	24,725

		804,179

Insurance – 2.4%
American International Group, Inc. Series A-9 5.75%, 04/01/2048	37	36,772
Athene Global Funding 5.322%, 11/13/2031(a)	25	25,026
5.349%, 07/09/2027(a)	24	24,228
5.62%, 05/08/2026(a)	75	75,726
5.684%, 02/23/2026(a)	43	43,378
Athene Holding Ltd. 6.25%, 04/01/2054	77	81,203
Brighthouse Financial Global Funding 5.55%, 04/09/2027(a)	78	78,892
Cigna Group (The) 1.25%, 03/15/2026	35	33,498
3.40%, 03/01/2027	52	50,653
4.90%, 12/15/2048	85	77,368
5.60%, 02/15/2054	15	15,049
CNO Global Funding 4.95%, 09/09/2029(a)	25	25,029
5.875%, 06/04/2027(a)	24	24,523
Elevance Health, Inc. 5.65%, 06/15/2054	24	24,372
F&G Global Funding 5.875%, 06/10/2027(a)	24	24,404

12 | AB CORE PLUS BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Health Care Service Corp. A Mutual Legal Reserve Co. 5.875%, 06/15/2054(a)	$24	$24,432
Markel Group, Inc. 6.00%, 05/16/2054	24	25,056
Marsh & McLennan Cos., Inc. 4.55%, 11/08/2027	25	25,094
4.65%, 03/15/2030	25	25,054
4.85%, 11/15/2031	25	25,091
5.35%, 11/15/2044	25	25,396
5.40%, 03/15/2055	25	25,383
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(a)	188	130,126
Mutual of Omaha Cos. Global Funding 5.35%, 04/09/2027(a)	15	15,215
New York Life Insurance Co. 4.45%, 05/15/2069(a)	155	128,851
Reinsurance Group of America, Inc. 5.75%, 09/15/2034	25	25,762
RGA Global Funding 5.448%, 05/24/2029(a)	24	24,631
Sammons Financial Group, Inc. 6.875%, 04/15/2034(a)	57	60,625
UnitedHealth Group, Inc. 5.375%, 04/15/2054	15	15,020
5.50%, 04/15/2064	15	15,105
5.625%, 07/15/2054	24	24,929
5.75%, 07/15/2064	24	25,112
Unum Group 6.00%, 06/15/2054	24	25,113

		1,306,116

REITs – 0.6%
American Homes 4 Rent LP 5.50%, 07/15/2034	25	25,401
American Tower Corp. 5.00%, 01/31/2030	25	25,186
Boston Properties LP 3.65%, 02/01/2026	124	122,149
5.75%, 01/15/2035	25	25,095
Safehold GL Holdings LLC 5.65%, 01/15/2035	25	25,062
WEA Finance LLC 2.875%, 01/15/2027(a)	133	126,645

		349,538

		9,462,740

abfunds.com	AB CORE PLUS BOND ETF | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utility – 2.3%
Electric – 2.2%
AEP Texas, Inc. 5.70%, 05/15/2034	$24	$24,744
Berkshire Hathaway Energy Co. 3.80%, 07/15/2048	157	123,140
CenterPoint Energy, Inc. 5.40%, 06/01/2029	118	120,605
Consolidated Edison Co. of New York, Inc. 5.50%, 03/15/2055	25	25,567
Constellation Energy Generation LLC 6.50%, 10/01/2053	115	128,870
DTE Energy Co. 4.95%, 07/01/2027	25	25,184
Duke Energy Corp. 5.80%, 06/15/2054	24	24,644
Edison International 5.25%, 03/15/2032	25	25,299
Entergy Arkansas LLC 5.75%, 06/01/2054	24	25,262
Entergy Corp. 2.95%, 09/01/2026	130	126,185
Entergy Louisiana LLC 5.15%, 09/15/2034	26	26,249
5.70%, 03/15/2054	16	16,705
Entergy Mississippi LLC 5.85%, 06/01/2054	24	25,498
Entergy Texas, Inc. 5.55%, 09/15/2054	9	9,163
Evergy Missouri West, Inc. 5.65%, 06/01/2034(a)	22	22,833
Florida Power & Light Co. 5.60%, 06/15/2054	24	25,375
MidAmerican Energy Co. 5.85%, 09/15/2054	53	57,213
New York State Electric & Gas Corp. 5.30%, 08/15/2034(a)	25	25,233
NRG Energy, Inc. 2.45%, 12/02/2027(a)	8	7,435
Oncor Electric Delivery Co. LLC 4.65%, 11/01/2029(a)	25	25,103
Oncor Electric Delivery Co., LLC 5.55%, 06/15/2054(a)	25	25,816
PacifiCorp 2.90%, 06/15/2052	158	100,343
Public Service Electric & Gas Co. 5.45%, 03/01/2054	2	2,067

14 | AB CORE PLUS BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Public Service Electric and Gas Co. 4.85%, 08/01/2034	$25	$25,022
5.30%, 08/01/2054	25	25,345
Southern California Edison Co. 5.75%, 04/15/2054	40	41,663
Southern Co. (The) 5.113%, 08/01/2027(b)	66	66,943
Virginia Electric and Power Co. 5.55%, 08/15/2054	26	26,719
Vistra Operations Co. LLC 5.05%, 12/30/2026(a)	5	5,013
5.70%, 12/30/2034(a)	25	25,508

		1,234,746

Natural Gas – 0.1%
Southern California Gas Co. 5.05%, 09/01/2034	25	25,328

		1,260,074

Total Corporates - Investment Grade (cost $22,135,663)		22,540,737

MORTGAGE PASS-THROUGHS – 6.7%
Agency Fixed Rate 30-Year – 6.5%
Government National Mortgage Association Series 2019 3.00%, 12/19/2054, TBA	220	195,044
Series 2020 2.50%, 12/19/2054, TBA	278	237,690
Series 2022 4.00%, 12/19/2054, TBA	149	140,153
4.50%, 12/19/2054, TBA	138	133,170
Series 2024 2.00%, 12/19/2054, TBA	273	224,457
3.50%, 12/19/2054, TBA	186	170,030
5.00%, 12/15/2054, TBA	146	143,947
5.50%, 12/15/2054, TBA	154	154,205
6.00%, 12/15/2054, TBA	144	145,507
Uniform Mortgage-Backed Security Series 2018 5.00%, 12/12/2054, TBA	209	205,065
Series 2020 2.00%, 12/13/2053, TBA	165	132,284
Series 2022 3.00%, 12/12/2054, TBA	404	352,017
3.50%, 12/12/2054, TBA	285	258,259
4.00%, 12/12/2054, TBA	242	226,421
4.50%, 12/12/2054, TBA	200	192,094

abfunds.com	AB CORE PLUS BOND ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2024 5.50%, 12/15/2054, TBA	$249	$248,650
6.00%, 12/15/2054, TBA	240	242,887
6.50%, 12/15/2054, TBA	198	202,733

		3,604,613

Agency Fixed Rate 15-Year – 0.2%
Uniform Mortgage-Backed Security Series 2024 3.00%, 12/17/2039, TBA	125	117,666

Total Mortgage Pass-Throughs (cost $3,684,138)		3,722,279

CORPORATES - NON-INVESTMENT GRADE – 4.6%
Industrial – 4.1%
Basic – 0.5%
Cleveland-Cliffs, Inc. 6.75%, 04/15/2030(a)	119	119,677
7.00%, 03/15/2032(a)	123	123,802
Mineral Resources Ltd. 9.25%, 10/01/2028(a)	15	15,726

		259,205

Communications - Media – 0.8%
AMC Networks, Inc. 10.25%, 01/15/2029(a)	102	108,566
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 05/01/2032	21	18,543
4.50%, 06/01/2033(a)	69	59,843
4.75%, 03/01/2030(a)	134	124,717
Gray Television, Inc. 10.50%, 07/15/2029(a)	10	10,158
TEGNA, Inc. 4.625%, 03/15/2028	127	121,488

		443,315

Consumer Non-Cyclical – 0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)	122	119,565
Tempur Sealy International, Inc. 3.875%, 10/15/2031(a)	139	123,174
4.00%, 04/15/2029(a)	91	84,677

		327,416

Energy – 1.2%
Civitas Resources, Inc. 8.375%, 07/01/2028(a)	50	52,179

16 | AB CORE PLUS BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Delek Logistics Partners LP/Delek Logistics Finance Corp. 8.625%, 03/15/2029(a)	$120	$125,075
Hilcorp Energy I LP/Hilcorp Finance Co. 7.25%, 02/15/2035(a)	125	122,680
PBF Holding Co., LLC/PBF Finance Corp. 6.00%, 02/15/2028	119	117,716
Venture Global LNG, Inc. 9.50%, 02/01/2029(a)	110	122,896
9.875%, 02/01/2032(a)	111	123,375

		663,921

Other Industrial – 0.2%
AECOM 5.125%, 03/15/2027	125	124,400

Services – 0.5%
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)	135	126,939
5.75%, 04/15/2026(a)	125	125,033

		251,972

Transportation - Services – 0.3%
Hertz Corp. (The) 12.625%, 07/15/2029(a)	111	120,288
Rand Parent LLC 8.50%, 02/15/2030(a)	73	73,798

		194,086

		2,264,315

Financial Institutions – 0.4%
Banking – 0.2%
Synchrony Financial 7.25%, 02/02/2033	118	124,413

Finance – 0.2%
Blackstone Private Credit Fund 5.95%, 07/16/2029	22	22,359
OneMain Finance Corp. 6.625%, 05/15/2029	25	25,506
7.125%, 11/15/2031	25	25,749

		73,614

		198,027

abfunds.com	AB CORE PLUS BOND ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
Vistra Operations Co., LLC 5.625%, 02/15/2027(a)	$68	$67,969

Total Corporates - Non-Investment Grade (cost $2,465,614)		2,530,311

	Shares
SHORT-TERM INVESTMENTS – 7.6%
Investment Companies – 7.6%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 4.54%(c)(d)(e) (cost $4,233,824)	4,233,824	4,233,824

Total Investments – 105.8% (cost $57,816,580)		58,603,322
Other assets less liabilities – (5.8)%		(3,220,334)

Net Assets – 100.0%		$55,382,988

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	39	March 2025	$4,660,500	$40,828
U.S. T-Note 5 Yr (CBT) Futures	16	March 2025	1,721,625	10,664
U.S. T-Note 10 Yr (CBT) Futures	17	March 2025	1,890,188	20,023

Sold Contracts
U.S. 10 Yr Ultra Futures	1	March 2025	114,797	(875)
U.S. T-Note 2 Yr (CBT) Futures	17	March 2025	3,503,859	(10,195)
U.S. Ultra Bond (CBT) Futures	28	March 2025	3,561,250	(38,703)

				$21,742

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2024, the aggregate market value of these securities amounted to $4,856,119 or 8.8% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2024.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

18 | AB CORE PLUS BOND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

CBT – Chicago Board of Trade

REIT – Real Estate Investment Trust

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB CORE PLUS BOND ETF | 19

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $53,582,756)	$54,369,498
Affiliated issuers (cost $4,233,824)	4,233,824
Cash	5,626
Cash collateral due from broker	98,880
Unaffiliated interest and dividends receivable	458,245
Affiliated dividends receivable	15,241
Receivable for variation margin on futures	4,750
Receivable due from Adviser	698

Total assets	59,186,762

Liabilities
Payable for investment securities purchased	3,789,043
Advisory fee payable	14,731

Total liabilities	3,803,774

Net Assets	$55,382,988

Composition of Net Assets
Capital stock, at par	$155
Additional paid-in capital	54,596,121
Distributable earnings	786,712

Net Assets	$55,382,988

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 1,550,028 common shares outstanding)	$35.73

See notes to financial statements.

20 | AB CORE PLUS BOND ETF	abfunds.com

STATEMENT OF OPERATIONS

For the Period from December 13, 2023(a) to November 30, 2024

Investment Income
Interest	$2,022,342
Dividends—Affiliated issuers	169,085	$2,191,427

Expenses
Advisory fee (see Note B)	146,367

Total expenses	146,367
Less: expenses waived and reimbursed by the Adviser (see Note B)	(5,625)

Net expenses		140,742

Net investment income		2,050,685

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(88,496)
In-kind redemptions		98,554
Futures		6,718
Net change in unrealized appreciation (depreciation) of:
Investments		786,742
Futures		21,742

Net gain on investment transactions		825,260

Net Increase in Net Assets from Operations		$2,875,945

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB CORE PLUS BOND ETF | 21

STATEMENT OF CHANGES IN NET ASSETS

	December 13, 2023(a) to November 30, 2024
Increase in Net Assets from Operations
Net investment income	$2,050,685
Net realized gain on investment transactions	16,776
Net change in unrealized appreciation (depreciation) of investments	808,484

Net increase in net assets from operations	2,875,945
Distribution to Shareholders	(1,814,999)
Transactions in Shares of the Fund
Net increase	54,310,250
Other capital	11,792

Total increase	55,382,988
Net Assets
Beginning of period	– 0	–

End of period	$55,382,988

(a)	Commencement of operations.

See notes to financial statements.

22 | AB CORE PLUS BOND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Core Plus Bond ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on December 13, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

abfunds.com	AB CORE PLUS BOND ETF | 23

NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value “NAV” per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or

24 | AB CORE PLUS BOND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable

abfunds.com	AB CORE PLUS BOND ETF | 25

NOTES TO FINANCIAL STATEMENTS (continued)

data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$25,576,171		$	– 0	–	$25,576,171
Corporates – Investment Grade		– 0	–	22,540,737			– 0	–	22,540,737
Mortgage Pass-Throughs		– 0	–	3,722,279			– 0	–	3,722,279
Corporates – Non-Investment Grade		– 0	–	2,530,311			– 0	–	2,530,311
Short-Term Investments		4,233,824		– 0	–		– 0	–	4,233,824

Total Investments in Securities		4,233,824		54,369,498			– 0	–	58,603,322
Other Financial Instruments(a):
Assets:
Futures		71,515		– 0	–		– 0	–	71,515	(b)
Liabilities:
Futures		(49,773)		– 0	–		– 0	–	(49,773	)(b)

Total		$4,255,566		$54,369,498		$	– 0	–	$58,625,064

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated

26 | AB CORE PLUS BOND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

abfunds.com	AB CORE PLUS BOND ETF | 27

NOTES TO FINANCIAL STATEMENTS (continued)

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .33% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $5,625.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$	– 0 –	$21,326	$17,092	$4,234	$169

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$55,754,385	$35,178,802
U.S. government securities	89,913,582	70,194,049

During the period ended November 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions (excluding U.S. government securities)	$8,374,610	$4,711,979
U.S. government securities	11,673,284	2,500,423

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$57,819,065

Gross unrealized appreciation	$863,705
Gross unrealized depreciation	(79,448)

Net unrealized appreciation	$784,257

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended November 30, 2024, the Fund held futures for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$71,515	*	Payable for variation margin on futures	$49,773	*

Total		$71,515			$49,773

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$6,718	$21,742

Total		$6,718	$21,742

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2024:

Futures:
Average notional amount of buy contracts	$5,497,389
Average notional amount of sale contracts	$5,711,014

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares	Amount
	December 13, 2023(a) to November 30, 2024	December 13, 2023(a) to November 30, 2024

Shares sold	1,800,028	$63,219,245

Shares redeemed	(250,000)	(8,908,995)

Net increase	1,550,028	$54,310,250

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the

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NOTES TO FINANCIAL STATEMENTS (continued)

possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Variable and Floating-Rate Securities Risk—Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash

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NOTES TO FINANCIAL STATEMENTS (continued)

transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the Nasdaq Stock Market LLC (“NYSE Acra” or an “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers

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NOTES TO FINANCIAL STATEMENTS (continued)

and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Many of these techniques incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2024 was as follows:

2024
Distributions paid from:
Ordinary income	$1,814,999

Total taxable distributions	$1,814,999

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$271,315
Accumulated capital and other losses	(268,860	)(a)
Unrealized appreciation (depreciation)	784,257	(b)

Total accumulated earnings (deficit)	$786,712

(a)	As of November 30, 2024, the cumulative deferred loss on straddles was $268,860.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and the tax treatment of gains from a redemption-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment

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NOTES TO FINANCIAL STATEMENTS (continued)

performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J

Subsequent Events

At meetings held on November 5-7 2024, the Board approved the reorganization of AB Total Return Bond Portfolio (the “Predecessor Portfolio”) into the Fund (the “Acquiring Portfolio”) (the “Acquisition”). Pursuant to an Agreement and Plan of Acquisition and Termination, the Predecessor Portfolio will be converted into the Acquiring Portfolio. The closing date of the Acquisition is expected to occur on or about February 7, 2025. The Acquisition does not require stockholder approval and stockholders are not being asked to vote. An Information Statement/Prospectus addressing the Acquisition dated December 18, 2024 has been filed with the Securities and Exchange Commission.

Effective February 7, 2025, the Fund’s unitary advisory fee will be reduced to an annual rate of .30% of the Fund’s average daily net assets.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Throughout Each Period

	December 13, 2023(a) to November 30, 2024

Net asset value, beginning of period	$ 35.00

Income From Investment Operations

Net investment income(b)(c)	1.58

Net realized and unrealized gain on investment transactions	.55

Net increase in net asset value from operations	2.13

Less: Dividends

Dividends from net investment income	(1.40)

Net asset value, end of period	$ 35.73

Total Return

Total investment return based on net asset value(d)	6.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$55,383

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.32	%^

Expenses, before waivers/reimbursements(e)‡	.33	%^

Net investment income(c)	4.62	%^

Portfolio turnover rate(f)	232%

‡ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolio	.00	%^

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period ended November 30, 2024 such waiver amounted to .01%.

(f)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Core Plus Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Core Plus Bond ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statements of operations and changes in net assets and the financial highlights for the period from December 13, 2023 (commencement of operations) to November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations, the changes in its net assets and its financial highlights for the period from December 13, 2023 (commencement of operations) to November 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB CORE PLUS BOND ETF | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2024. For foreign shareholders, 96.58% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

abfunds.com	AB CORE PLUS BOND ETF | 43

Information Regarding the Review and Approval of Amendment to the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Active ETFs, Inc. (the “Company”) held in-person on November 5-7, 2024 (the “Meeting”), the Adviser recommended an amendment to the Company’s then-current Advisory Agreement with the Adviser (the “Amended Advisory Agreement”) to effect a fee reduction in the advisory fee paid by AB Core Plus Bond ETF (the “Fund”). The amendment would reduce the Fund’s advisory fee from 0.33% to 0.30%, effective February 10, 2025. The disinterested directors (the “directors”) of the Company unanimously approved the Amended Advisory Agreement with the Adviser in respect of the Fund. At the Meeting the Adviser also proposed that the Fund would receive the assets of AB Total Return Bond Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc. (a mutual fund), in exchange for shares of the Fund (an exchange-traded fund) and the assumption by the Fund of all the liabilities of the Acquired Portfolio. Shareholders of the Acquired Portfolio would receive shares of the Fund in a liquidating distribution of the Acquired Portfolio (the “Conversion”). The Conversion is expected to be consummated on or about February 10, 2025.

Prior to approval of the Amended Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

44 | AB CORE PLUS BOND ETF	abfunds.com

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Amended Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Amended Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Amended Advisory Agreement (like the Fund’s then-current Advisory Agreement) provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. They also noted that the Adviser was reducing fees for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Amended Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund commenced operations in December 2023, the directors were unable to consider information about the profitability of the Fund to the Adviser for the fiscal period ended December 31, 2023 under the Fund’s then-current Advisory Agreement. However, the Adviser agreed to

abfunds.com	AB CORE PLUS BOND ETF | 45

provide the directors with profitability information in connection with future proposed continuances of the Amended Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors have received detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider for the year to date period ended July 31, 2024, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, for the period from inception. The directors discussed with the Adviser the reasons for the Fund’s underperformance in the period reviewed.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider, concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the proposed advisory fee (like the Fund’s then-current advisory fee) is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the

46 | AB CORE PLUS BOND ETF	abfunds.com

Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee rate for the Fund with those for other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund (like the Fund’s then-current unitary fee) covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered a pro forma total expense ratio for the Fund (reflecting the proposed reduction in the advisory fee effective February 10, 2025) in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s pro forma expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

abfunds.com	AB CORE PLUS BOND ETF | 47

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund (like the Fund’s then-current advisory fee schedule) does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

48 | AB CORE PLUS BOND ETF	abfunds.com

AB CORE PLUS BOND ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-CPB-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB DISRUPTORS ETF

(NYSE: FWD)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Information Technology – 46.8%
Communications Equipment – 3.3%
Arista Networks, Inc.(a)	19,573	$7,943,115
Ciena Corp.(a)	52,296	3,646,077
Lumentum Holdings, Inc.(a)	54,818	4,767,522

		16,356,714

Electronic Equipment, Instruments & Components – 2.0%
Coherent Corp.(a)	52,461	5,254,494
Hon Hai Precision Industry Co., Ltd.	381,000	2,293,061
IPG Photonics Corp.(a)	28,248	2,204,474

		9,752,029

IT Services – 4.7%
EPAM Systems, Inc.(a)	23,142	5,644,797
MongoDB, Inc.(a)	15,202	4,902,493
Shopify, Inc. – Class A(a)	62,067	7,174,945
Snowflake, Inc. – Class A(a)	30,174	5,274,415

		22,996,650

Semiconductors & Semiconductor Equipment – 17.7%
Advanced Micro Devices, Inc.(a)	23,695	3,250,362
Advantest Corp.	96,300	5,283,564
Applied Materials, Inc.	20,050	3,502,935
ARM Holdings PLC (ADR)(a)	33,500	4,498,715
Broadcom, Inc.	36,815	5,966,975
Disco Corp.	8,017	2,167,262
Infineon Technologies AG	62,859	2,045,860
Lam Research Corp.	63,357	4,680,815
Lattice Semiconductor Corp.(a)	88,675	5,032,306
Marvell Technology, Inc.	26,937	2,496,791
Micron Technology, Inc.	29,510	2,890,504
NVIDIA Corp.	145,639	20,134,592
ON Semiconductor Corp.(a)	55,694	3,960,957
Silicon Laboratories, Inc.(a)	30,344	3,357,564
SK Hynix, Inc.	99	11,347
Taiwan Semiconductor Manufacturing Co., Ltd.	233,607	7,162,903
Teradyne, Inc.	35,537	3,909,070
Texas Instruments, Inc.	29,567	5,943,854

		86,296,376

Software – 18.6%
Adobe, Inc.(a)	4,806	2,479,560
Atlassian Corp., Ltd. – Class A(a)	18,794	4,953,723
Bentley Systems, Inc. – Class B	48,711	2,411,195
Confluent, Inc. – Class A(a)	124,057	3,825,918
Crowdstrike Holdings, Inc. – Class A(a)	15,211	5,262,550

abfunds.com	AB DISRUPTORS ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Datadog, Inc. – Class A(a)	37,403	$5,713,308
Fortinet, Inc.(a)	59,142	5,621,447
Gitlab, Inc. – Class A(a)	56,070	3,574,462
Guidewire Software, Inc.(a)	19,401	3,936,269
HubSpot, Inc.(a)	4,612	3,325,483
JFrog Ltd.(a)	115,854	3,608,852
Microsoft Corp.	7,975	3,377,093
Monday.com Ltd.(a)	16,989	4,847,981
Oracle Corp.	46,216	8,542,565
Palantir Technologies, Inc. – Class A(a)	102,642	6,885,225
Palo Alto Networks, Inc.(a)	6,142	2,381,990
Procore Technologies, Inc.(a)	34,440	2,796,528
Samsara, Inc. – Class A(a)	94,153	5,036,244
SentinelOne, Inc. – Class A(a)	87,694	2,451,047
ServiceNow, Inc.(a)	2,608	2,736,940
Synopsys, Inc.(a)	6,469	3,612,872
Unity Software, Inc.(a)	153,892	3,710,336

		91,091,588

Technology Hardware, Storage & Peripherals – 0.5%
Quanta Computer, Inc.	267,000	2,391,928

		228,885,285

Industrials – 16.0%
Aerospace & Defense – 3.4%
Axon Enterprise, Inc.(a)	5,885	3,807,360
BAE Systems PLC	291,533	4,546,686
Howmet Aerospace, Inc.	50,614	5,991,685
Rolls-Royce Holdings PLC(a)	361,307	2,565,311

		16,911,042

Building Products – 0.8%
Trane Technologies PLC	9,278	3,861,689

Electrical Equipment – 8.2%
ABB Ltd. (REG)	61,898	3,512,458
Contemporary Amperex Technology Co., Ltd. –Class A	64,600	2,333,193
Eaton Corp. PLC	14,377	5,397,413
GE Vernova, Inc.(a)	27,587	9,217,369
Legrand SA	40,739	4,082,549
Prysmian SpA	78,523	5,176,867
Schneider Electric SE	17,848	4,590,234
Vertiv Holdings Co. – Class A	45,460	5,800,696

		40,110,779

Industrial Conglomerates – 0.7%
Hitachi Ltd.	130,700	3,264,346

Machinery – 2.9%
Caterpillar, Inc.	12,010	4,877,381

2 | AB DISRUPTORS ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Mitsubishi Heavy Industries Ltd.	343,700	$5,029,002
Westinghouse Air Brake Technologies Corp.	20,722	4,157,248

		14,063,631

		78,211,487

Health Care – 13.1%
Health Care Equipment & Supplies – 5.9%
Abbott Laboratories	20,993	2,493,339
Boston Scientific Corp.(a)	68,205	6,183,465
Dexcom, Inc.(a)	32,984	2,572,422
Hoya Corp.	36,000	4,616,706
Intuitive Surgical, Inc.(a)	14,422	7,816,724
Stryker Corp.	12,873	5,048,147

		28,730,803

Life Sciences Tools & Services – 5.9%
Bruker Corp.	64,011	3,709,437
Charles River Laboratories International, Inc.(a)	12,531	2,494,421
Illumina, Inc.(a)	28,816	4,153,826
IQVIA Holdings, Inc.(a)	10,670	2,142,963
Lonza Group AG (REG)(a)	10,401	6,214,627
Repligen Corp.(a)	15,909	2,394,941
Thermo Fisher Scientific, Inc.	7,763	4,111,518
Waters Corp.(a)	9,175	3,529,806

		28,751,539

Pharmaceuticals – 1.3%
Eli Lilly & Co.	3,686	2,931,660
Novo Nordisk A/S – Class B	34,505	3,700,699

		6,632,359

		64,114,701

Communication Services – 7.5%
Entertainment – 2.8%
Netflix, Inc.(a)	8,618	7,642,529
Spotify Technology SA(a)	12,112	5,776,939

		13,419,468

Interactive Media & Services – 3.6%
Alphabet, Inc. – Class A	35,073	5,925,583
Meta Platforms, Inc. – Class A	12,024	6,905,624
Reddit, Inc. – Class A(a)	33,937	4,774,596

		17,605,803

Media – 1.1%
Trade Desk, Inc. (The) – Class A(a)	42,396	5,450,006

		36,475,277

Consumer Discretionary – 6.9%
Automobiles – 3.0%
Tesla, Inc.(a)	43,047	14,858,103

abfunds.com	AB DISRUPTORS ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Broadline Retail – 1.7%
Amazon.com, Inc.(a)	40,524	$8,424,534

Hotels, Restaurants & Leisure – 2.2%
Airbnb, Inc. – Class A(a)	16,615	2,261,468
Booking Holdings, Inc.	591	3,074,370
DoorDash, Inc. – Class A(a)	28,977	5,229,769

		10,565,607

		33,848,244

Utilities – 3.3%
Electric Utilities – 0.8%
NextEra Energy, Inc.	48,762	3,836,106

Independent Power and Renewable Electricity Producers – 2.5%
Vistra Corp.	75,784	12,113,315

		15,949,421

Financials – 2.8%
Capital Markets – 1.0%
Robinhood Markets, Inc. – Class A(a)	126,578	4,751,738

Financial Services – 1.8%
Affirm Holdings, Inc.(a)	50,053	3,504,210
Apollo Global Management, Inc.	31,321	5,482,115

		8,986,325

		13,738,063

Energy – 0.9%
Energy Equipment & Services – 0.9%
Baker Hughes Co.	93,852	4,124,795

Real Estate – 0.7%
Real Estate Management & Development – 0.7%
Zillow Group, Inc. – Class C(a)	41,087	3,480,480

Materials – 0.4%
Metals & Mining – 0.4%
Freeport-McMoRan, Inc.	45,515	2,011,763

Total Common Stocks (cost $381,427,114)		480,839,516

4 | AB DISRUPTORS ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(b)(c)(d) (cost $6,654,945)	6,654,945	$6,654,945

Total Investments – 99.7% (cost $388,082,059)		487,494,461
Other assets less liabilities – 0.3%		1,295,336

Net Assets – 100.0%		$488,789,797

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

abfunds.com	AB DISRUPTORS ETF | 5

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $381,427,114)	$480,839,516
Affiliated issuers (cost $6,654,945)	6,654,945
Cash	1,548,515
Foreign currencies, at value (cost $311,436)	306,352
Receivable for investment securities sold and foreign currency transactions	6,761,784
Unaffiliated dividends receivable	184,775
Affiliated dividends receivable	36,767
Receivable due from Adviser	1,854

Total assets	496,334,508

Liabilities
Payable for capital stock redeemed	4,987,548
Payable for investment securities purchased	2,308,499
Advisory fee payable	248,664

Total liabilities	7,544,711

Net Assets	$488,789,797

Composition of Net Assets
Capital stock, at par	$588
Additional paid-in capital	381,891,625
Distributable earnings	106,897,584

Net Assets	$488,789,797

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 5,880,020 shares outstanding)	$83.13

See notes to financial statements.

6 | AB DISRUPTORS ETF	abfunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2024

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $120,003)	$1,840,015
Affiliated issuers	320,551
Interest	7,049	$2,167,615

Expenses
Advisory fee (see Note B)	2,122,556

Total expenses	2,122,556
Less: expenses waived and reimbursed by the Adviser (see Note B)	(10,413)

Net expenses		2,112,143

Net investment income		55,472

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		13,997,770
In-kind redemptions		13,141,621
Foreign currency transactions		(135,197)
Net change in unrealized appreciation (depreciation) of:
Investments		80,401,765
Foreign currency denominated assets and liabilities		(9,578)

Net gain on investment and foreign currency transactions		107,396,381

Net Increase in Net Assets from Operations		$107,451,853

See notes to financial statements.

abfunds.com	AB DISRUPTORS ETF | 7

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2024	March 22, 2023(a) to November 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$55,472	$(24,288)
Net realized gain (loss) on investment transactions	27,004,194	(5,443,437)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	80,392,187	19,012,666

Net increase in net assets from operations	107,451,853	13,544,941
Capital Stock Transactions
Net increase	202,927,861	164,842,104
Other capital	17,646	5,392

Total increase	310,397,360	178,392,437
Net Assets
Beginning of period	178,392,437	– 0	–

End of period	$488,789,797	$178,392,437

(a)	Commencement of operations.

See notes to financial statements.

8 | AB DISRUPTORS ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Disruptors ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on March 22, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

abfunds.com	AB DISRUPTORS ETF | 9

NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or

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NOTES TO FINANCIAL STATEMENTS (continued)

pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$480,839,516		$	– 0	–	$	– 0	–	$480,839,516
Short-Term Investments	6,654,945			– 0	–		– 0	–	6,654,945

Total Investments in Securities	487,494,461			– 0	–		– 0	–	487,494,461
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$487,494,461		$	– 0	–	$	– 0	–	$487,494,461

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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NOTES TO FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .65% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

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NOTES TO FINANCIAL STATEMENTS (continued)

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $10,413.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$1,545	$211,541	$206,431	$6,655	$321

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$565,322,647		$524,798,318
U.S. government securities	– 0	–	– 0	–

During the year ended November 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and

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NOTES TO FINANCIAL STATEMENTS (continued)

losses in connection with each in-kind redemption transaction. For the year ended November 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$195,068,273		$38,583,750
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$389,909,875

Gross unrealized appreciation	$102,477,082
Gross unrealized depreciation	(4,892,496)

Net unrealized appreciation	$97,584,586

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2024.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at

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NOTES TO FINANCIAL STATEMENTS (continued)

market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2024	March 22, 2023(a) to November 30, 2023	Year Ended November 30, 2024	March 22, 2023(a) to November 30, 2023

Shares sold	3,370,000	3,190,020	$248,296,848	$170,414,033

Shares redeemed	(580,000)	(100,000)	(45,368,987)	(5,571,929)

Net increase	2,790,000	3,090,020	$202,927,861	$164,842,104

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These

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NOTES TO FINANCIAL STATEMENTS (continued)

securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Global Risk—The Fund invests in companies in multiple countries, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments. Because the Fund may invest to a significant extent in the information technology sector, the Fund’s performance largely depends on the general condition of that sector. Companies in the information technology sector could be affected by, among other things, changes in interest rates, overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For

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NOTES TO FINANCIAL STATEMENTS (continued)

example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step

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NOTES TO FINANCIAL STATEMENTS (continued)

away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2024.

NOTE H

Distributions to Shareholders

There were no distributions paid during the fiscal year ended November 30, 2024 and fiscal period ended November 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,293,668
Undistributed capital gains	4,026,879	(a)
Unrealized appreciation (depreciation)	97,577,037	(b)

Total accumulated earnings (deficit)	$106,897,584

(a)	During the fiscal year, the Fund utilized $5,095,970 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and the tax treatment of gains from a redemption-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment

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NOTES TO FINANCIAL STATEMENTS (continued)

performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Year Ended November 30, 2024	March 22, 2023(a) to November 30, 2023

Net asset value, beginning of period	$ 57.73	$ 50.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.01	(.01)

Net realized and unrealized gain on investment transactions	25.39	7.74

Net increase in net asset value from operations	25.40	7.73

Net asset value, end of period	$ 83.13	$ 57.73

Total Return

Total investment return based on net asset value(d)	43.99%	15.46%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$488,790	$178,392

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.65%	.65	%^

Expenses, before waivers/reimbursements	.65%	.65	%^

Net investment income (loss)(c)	.02%	(.04	)%^

Portfolio turnover rate(e)	163%	90%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Disruptors ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Disruptors ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from March 22, 2023 (commencement of operations) to November 30, 2023 and the financial highlights for the year then ended and for the period from March 22, 2023 (commencement of operations) to November 30, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations for the year then ended and the changes in its net assets for the year then ended and the period from March 22, 2023 (commencement of operations) to November 30, 2023 and its financial highlights for the year then ended and for the period from March 22, 2023 (commencement of operations) to November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Disruptors ETF (the “Fund”) at a meeting held by video conference on May 7-9, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB DISRUPTORS ETF | 25

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in

26 | AB DISRUPTORS ETF	abfunds.com

which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed performance information prepared by the Adviser showing performance of the Fund against a broad-based securities market index for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and

abfunds.com	AB DISRUPTORS ETF | 27

administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the shares of the Fund in comparison to the medians for a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s expense ratio was lower than the median of a peer group and above the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect

28 | AB DISRUPTORS ETF	abfunds.com

to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB DISRUPTORS ETF | 29

NOTES

30 | AB DISRUPTORS ETF	abfunds.com

NOTES

abfunds.com	AB DISRUPTORS ETF | 31

NOTES

32 | AB DISRUPTORS ETF	abfunds.com

AB DISRUPTORS ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-DR-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB HIGH YIELD ETF

(NYSE: HYFI)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 78.0%
Industrial – 69.9%
Basic – 5.3%
Alcoa Nederland Holding BV 4.125%, 03/31/2029(a)	U.S.$	685	$648,428
ASP Unifrax Holdings, Inc. 7.10% (5.85% Cash and 1.25% PIK), 09/30/2029(a)(b)		277	160,560
10.425% (10.425% Cash or 11.175% PIK), 09/30/2029(a)(b)		618	623,348
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		408	375,042
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%, 06/15/2027(a)		367	360,086
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(a)		6	5,658
6.75%, 04/15/2030(a)		175	175,996
Clydesdale Acquisition Holdings, Inc. 6.625%, 04/15/2029(a)		234	235,210
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		807	801,052
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		623	606,447
Domtar Corp. 6.75%, 10/01/2028(a)		52	48,124
ERP Iron Ore LLC 9.039%, 12/31/2019(c)(d)(e)(f)		5	– 0	–
FMG Resources (August 2006) Pty Ltd. 4.375%, 04/01/2031(a)		372	340,540
4.50%, 09/15/2027(a)		31	30,143
5.875%, 04/15/2030(a)		8	7,942
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		257	253,600
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		390	366,436
3.75%, 02/01/2030(a)		23	21,156
4.75%, 07/15/2027(a)		28	27,437
Hudbay Minerals, Inc. 4.50%, 04/01/2026(a)		140	137,942
INEOS Quattro Finance 2 PLC 6.75%, 04/15/2030(a)	EUR	141	152,543
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)	U.S.$	125	123,927

abfunds.com	AB HIGH YIELD ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LABL, Inc. 5.875%, 11/01/2028(a)	U.S.$	449	$402,124
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(c)(d)(e)(f)(g)		60	– 0	–
Mineral Resources Ltd. 8.00%, 11/01/2027(a)		117	119,190
8.50%, 05/01/2030(a)		471	481,550
9.25%, 10/01/2028(a)		299	313,478
Novelis Corp. 3.25%, 11/15/2026(a)		128	123,295
Olympus Water US Holding Corp. 9.75%, 11/15/2028(a)		266	283,043
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)		12	11,322
SCIH Salt Holdings, Inc. 4.875%, 05/01/2028(a)		480	457,790
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(a)		431	426,052
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)		236	238,249
SunCoke Energy, Inc. 4.875%, 06/30/2029(a)		37	34,168
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(a)		354	334,983
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		166	163,273
5.625%, 08/15/2029(a)		372	347,935

			9,238,069

Capital Goods – 8.1%
Arcosa, Inc. 6.875%, 08/15/2032(a)		84	86,602
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(b)	EUR	120	20,472
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)	U.S.$	368	331,410
6.00%, 06/15/2027(a)		238	236,760
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		205	177,132
Artera Services LLC 8.50%, 02/15/2031(a)		220	218,559
Ball Corp. 2.875%, 08/15/2030		740	649,779
Bombardier, Inc. 7.25%, 07/01/2031(a)		328	339,204
7.50%, 02/01/2029(a)		197	205,305

2 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.875%, 04/15/2027(a)	U.S.$	65	$65,149
8.75%, 11/15/2030(a)		567	613,114
Brand Industrial Services, Inc. 10.375%, 08/01/2030(a)		146	154,772
Calderys Financing LLC 11.25%, 06/01/2028(a)		307	329,654
Camelot Return Merger Sub, Inc. 8.75%, 08/01/2028(a)		696	684,439
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		301	295,889
5.125%, 07/15/2029(a)		11	10,743
6.375%, 02/01/2031(a)		309	314,550
Crown Cork & Seal Co., Inc. 7.375%, 12/15/2026		20	20,833
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		568	575,588
EnerSys 4.375%, 12/15/2027(a)		80	76,419
6.625%, 01/15/2032(a)		175	178,292
Enviri Corp. 5.75%, 07/31/2027(a)		151	145,007
Esab Corp. 6.25%, 04/15/2029(a)		287	292,528
GFL Environmental, Inc. 5.125%, 12/15/2026(a)		627	625,138
Griffon Corp. 5.75%, 03/01/2028		305	301,215
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC 9.00%, 02/15/2029(a)		46	47,808
LSB Industries, Inc. 6.25%, 10/15/2028(a)(h)		337	327,466
Madison IAQ LLC 5.875%, 06/30/2029(a)		740	706,730
Maxim Crane Works Holdings Capital LLC 11.50%, 09/01/2028(a)		50	53,696
MIWD Holdco II LLC/MIWD Finance Corp. 5.50%, 02/01/2030(a)		677	649,419
Moog, Inc. 4.25%, 12/15/2027(a)		550	528,979
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		591	551,255
Oscar AcquisitionCo LLC/Oscar Finance, Inc. 9.50%, 04/15/2030(a)		60	57,138
Silgan Holdings, Inc. 4.125%, 02/01/2028		529	508,940

abfunds.com	AB HIGH YIELD ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Spirit AeroSystems, Inc. 9.375%, 11/30/2029(a)	U.S.$	197	$212,067
TransDigm, Inc. 4.625%, 01/15/2029		923	875,927
4.875%, 05/01/2029		355	338,304
6.00%, 01/15/2033(a)		449	448,937
6.375%, 03/01/2029(a)		275	279,282
6.75%, 08/15/2028(a)		564	575,534
6.875%, 12/15/2030(a)		150	154,488
Trinity Industries, Inc. 7.75%, 07/15/2028(a)		486	506,879
Triumph Group, Inc. 9.00%, 03/15/2028(a)		356	373,586
WESCO Distribution, Inc. 6.375%, 03/15/2029(a)		106	108,666

			14,253,654

Communications - Media – 8.5%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		96	91,936
AMC Networks, Inc. 4.25%, 02/15/2029		180	136,800
10.25%, 01/15/2029(a)		247	262,899
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		181	163,899
Banijay Entertainment SAS 8.125%, 05/01/2029(a)		246	256,519
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/2031(a)		451	404,055
4.25%, 01/15/2034(a)		642	535,710
4.50%, 08/15/2030(a)		426	390,915
4.50%, 05/01/2032		691	610,167
4.50%, 06/01/2033(a)		299	259,320
4.75%, 03/01/2030(a)		40	37,229
4.75%, 02/01/2032(a)		390	350,926
Clear Channel Outdoor Holdings, Inc. 9.00%, 09/15/2028(a)		238	252,418
CSC Holdings LLC 4.50%, 11/15/2031(a)		150	112,335
4.625%, 12/01/2030(a)		729	412,556
5.375%, 02/01/2028(a)		204	176,754
5.50%, 04/15/2027(a)		356	321,553
6.50%, 02/01/2029(a)		252	216,244
7.50%, 04/01/2028(a)		200	145,194
11.25%, 05/15/2028(a)		449	443,670
11.75%, 01/31/2029(a)		536	531,364

4 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DISH DBS Corp. 5.125%, 06/01/2029	U.S.$	829	$548,292
5.25%, 12/01/2026(a)		743	684,325
5.75%, 12/01/2028(a)		451	394,111
7.375%, 07/01/2028		71	53,623
Gray Television, Inc. 4.75%, 10/15/2030(a)		125	73,860
5.375%, 11/15/2031(a)		17	10,042
7.00%, 05/15/2027(a)		173	169,488
iHeartCommunications, Inc. 5.25%, 08/15/2027(a)		10	6,961
6.375%, 05/01/2026		322	280,323
Lamar Media Corp. 4.875%, 01/15/2029		8	7,779
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		654	536,411
6.75%, 10/15/2027(a)		200	182,090
National CineMedia LLC 5.75%, 08/15/2026(c)(e)(f)(i)		21	– 0	–
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		926	858,828
Nexstar Media, Inc. 4.75%, 11/01/2028(a)		655	618,261
Paramount Global 6.375%, 03/30/2062		193	185,956
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)		214	184,614
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		96	64,884
Sirius XM Radio, Inc. 4.125%, 07/01/2030(a)		163	147,059
TEGNA, Inc. 4.625%, 03/15/2028		966	924,076
Townsquare Media, Inc. 6.875%, 02/01/2026(a)		43	42,942
Univision Communications, Inc. 4.50%, 05/01/2029(a)		254	228,102
6.625%, 06/01/2027(a)		577	574,888
7.375%, 06/30/2030(a)		332	320,121
8.00%, 08/15/2028(a)		78	79,661
8.50%, 07/31/2031(a)		75	74,500
Urban One, Inc. 7.375%, 02/01/2028(a)		105	68,441
Virgin Media Finance PLC 5.00%, 07/15/2030(a)		400	341,624
Virgin Media Secured Finance PLC 4.50%, 08/15/2030(a)		236	207,512

abfunds.com	AB HIGH YIELD ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

VZ Secured Financing BV 5.00%, 01/15/2032(a)	U.S.$	318	$284,257
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		574	519,062

			14,784,556

Communications - Telecommunications – 4.2%
Altice Financing SA 5.75%, 08/15/2029(a)		544	415,159
Altice France Holding SA 10.50%, 05/15/2027(a)		252	71,991
Altice France SA 3.375%, 01/15/2028(a)	EUR	245	197,446
5.125%, 07/15/2029(a)	U.S.$	428	326,145
5.50%, 01/15/2028(a)		456	347,983
5.50%, 10/15/2029(a)		524	402,830
8.125%, 02/01/2027(a)		354	297,342
Cogent Communications Group LLC 3.50%, 05/01/2026(a)		153	148,424
EchoStar Corp. 3.875% (3.875% Cash or 3.875% PIK), 11/30/2030(b)(h)(j)		11	12,021
6.75%, 11/30/2030		13	11,367
10.75%, 11/30/2029		822	889,314
Frontier Communications Holdings LLC 6.00%, 01/15/2030(a)		498	499,728
6.75%, 05/01/2029(a)		683	691,688
Intelsat Jackson Holdings SA 6.50%, 03/15/2030(a)		233	217,946
Level 3 Financing, Inc. 10.75%, 12/15/2030(a)		373	421,181
11.00%, 11/15/2029(a)		314	356,797
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	142	149,647
Nexstar Media, Inc. 5.625%, 07/15/2027(a)	U.S.$	33	32,530
Optics Bidco SpA 7.20%, 07/18/2036(a)		564	579,741
7.721%, 06/04/2038(a)		205	217,017
Vmed O2 UK Financing I PLC 4.25%, 01/31/2031(a)		385	332,675
4.75%, 07/15/2031(a)		397	349,916
7.75%, 04/15/2032(a)		200	203,088
Windstream Escrow LLC/Windstream Escrow Finance Corp. 8.25%, 10/01/2031(a)		155	161,834

			7,333,810

6 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 2.5%
Adient Global Holdings Ltd. 8.25%, 04/15/2031(a)	U.S.$	178	$186,031
Allison Transmission, Inc. 3.75%, 01/30/2031(a)		328	294,403
5.875%, 06/01/2029(a)		376	378,327
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028		86	85,912
Aston Martin Capital Holdings Ltd. 10.00%, 03/31/2029(a)		537	527,130
Dana, Inc. 4.25%, 09/01/2030		20	17,867
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(c)(d)(e)(f)(g)(i)		32	– 0	–
Exide Technologies (First Lien) 11.00%, 10/31/2024(c)(d)(e)(f)(g)(i)		13	– 0	–
Garrett Motion Holdings, Inc./Garrett LX I SARL 7.75%, 05/31/2032(a)		488	491,845
IHO Verwaltungs GmbH 6.75% (6.75% Cash or 7.5% PIK), 11/15/2029(a)(b)	EUR	144	155,209
7.00% (7.00% Cash or 7.75% PIK), 11/15/2031(a)(b)		144	155,369
7.75% (7.75% Cash or 8.5% PIK), 11/15/2030(a)(b)	U.S.$	200	200,458
Mclaren Finance PLC 7.50%, 08/01/2026(a)		200	194,580
PM General Purchaser LLC 9.50%, 10/01/2028(a)		494	493,600
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		130	117,309
Tenneco, Inc. 8.00%, 11/17/2028(a)		442	419,595
Titan International, Inc. 7.00%, 04/30/2028		19	18,661
ZF North America Capital, Inc. 6.75%, 04/23/2030(a)		303	296,089
6.875%, 04/14/2028(a)		214	215,498
7.125%, 04/14/2030(a)		158	157,171

			4,405,054

Consumer Cyclical - Entertainment – 3.6%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		379	362,195
Carnival Corp. 5.75%, 03/01/2027(a)		395	396,260
10.50%, 06/01/2030(a)		135	144,847

abfunds.com	AB HIGH YIELD ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.25%, 07/15/2029	U.S.$	25	$24,262
5.375%, 04/15/2027		377	374,761
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		41	41,116
Live Nation Entertainment, Inc. 3.75%, 01/15/2028(a)		232	220,792
6.50%, 05/15/2027(a)		262	266,116
Merlin Entertainments Group US Holdings, Inc. 7.375%, 02/15/2031(a)		601	587,616
Motion Finco SARL 7.375%, 06/15/2030(a)	EUR	219	237,394
NCL Corp., Ltd. 3.625%, 12/15/2024(a)	U.S.$	48	47,926
5.875%, 03/15/2026(a)		832	832,291
5.875%, 02/15/2027(a)		13	13,033
Royal Caribbean Cruises Ltd. 4.25%, 07/01/2026(a)		633	623,600
5.375%, 07/15/2027(a)		513	512,348
5.50%, 08/31/2026(a)		272	272,403
5.50%, 04/01/2028(a)		443	443,022
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		368	355,230
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		24	23,882
7.00%, 02/15/2029(a)		50	50,492
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		29	28,667
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		431	421,018

			6,279,271

Consumer Cyclical - Other – 4.7%
Affinity Interactive 6.875%, 12/15/2027(a)		54	43,219
AmeriTex HoldCo Intermediate LLC 10.25%, 10/15/2028(a)		63	67,029
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		149	148,660
Builders FirstSource, Inc.
4.25%, 02/01/2032(a)		641	584,573
5.00%, 03/01/2030(a)		262	253,092
6.375%, 06/15/2032(a)		115	117,544
CD&R Smokey Buyer, Inc./Radio Systems Corp. 9.50%, 10/15/2029(a)		199	201,271

8 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Century Communities, Inc. 3.875%, 08/15/2029(a)	U.S.$	100	$91,074
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		544	531,145
5.50%, 04/01/2027(a)		398	396,695
Cirsa Finance International SARL 6.50%, 03/15/2029(a)	EUR	220	244,782
Forestar Group, Inc. 3.85%, 05/15/2026(a)	U.S.$	41	40,171
Great Canadian Gaming Corp. 8.75%, 11/15/2029(a)		147	152,777
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		736	650,175
3.75%, 05/01/2029(a)		259	241,833
4.00%, 05/01/2031(a)		150	137,420
4.875%, 01/15/2030		17	16,564
5.75%, 05/01/2028(a)		11	11,016
5.875%, 04/01/2029(a)		419	422,926
6.125%, 04/01/2032(a)		31	31,357
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		549	495,983
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		70	69,324
LGI Homes, Inc. 7.00%, 11/15/2032(a)		191	192,841
Light & Wonder International, Inc. 7.00%, 05/15/2028(a)		9	9,054
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)		644	607,079
MGM Resorts International 5.50%, 04/15/2027		249	248,953
Mohegan Tribal Gaming Authority 8.00%, 02/01/2026(a)		155	154,086
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(a)		20	14,724
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029		20	19,161
Standard Industries, Inc./NY 4.75%, 01/15/2028(a)		115	111,599
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		16	15,980
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		8	8,048
5.875%, 06/15/2027(a)		588	594,462

abfunds.com	AB HIGH YIELD ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Thor Industries, Inc. 4.00%, 10/15/2029(a)	U.S.$	607	$557,056
Travel + Leisure Co. 4.50%, 12/01/2029(a)		86	81,159
4.625%, 03/01/2030(a)		12	11,250
6.00%, 04/01/2027(h)		325	327,896
6.625%, 07/31/2026(a)		359	363,301

			8,265,279

Consumer Cyclical - Restaurants – 0.6%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		171	158,175
4.00%, 10/15/2030(a)		87	78,958
4.375%, 01/15/2028(a)		884	850,664
Papa John’s International, Inc. 3.875%, 09/15/2029(a)		22	19,977

			1,107,774

Consumer Cyclical - Retailers – 3.6%
Asbury Automotive Group, Inc. 4.50%, 03/01/2028		230	223,112
4.625%, 11/15/2029(a)		248	235,615
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(b)		28	27,399
Beacon Roofing Supply, Inc. 6.50%, 08/01/2030(a)		398	408,193
Carvana Co. 5.50%, 04/15/2027(a)		39	35,934
12.00% (9.00% Cash or 12.00% PIK), 12/01/2028(a)(b)(h)		118	125,678
13.00% (11.00% Cash or 13.00% PIK), 06/01/2030(a)(b)(h)		824	904,489
14.00%, 06/01/2031(a)(h)		50	59,837
eG Global Finance PLC 12.00%, 11/30/2028(a)		204	227,680
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		29	25,936
Global Auto Holdings Ltd./AAG FH UK Ltd. 8.375%, 01/15/2029(a)		288	266,057
8.75%, 01/15/2032(a)		263	232,313
11.50%, 08/15/2029(a)		255	259,098
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		376	355,425
Hanesbrands, Inc. 4.875%, 05/15/2026(a)		764	754,695
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		72	66,717

10 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LBM Acquisition LLC 6.25%, 01/15/2029(a)	U.S.$	143	$133,316
LCM Investments Holdings II LLC 4.875%, 05/01/2029(a)		335	316,387
Levi Strauss & Co. 3.50%, 03/01/2031(a)		351	310,796
Michaels Cos., Inc. (The) 7.875%, 05/01/2029(a)		40	21,576
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		8	7,514
4.875%, 11/15/2031(a)		311	285,514
Staples, Inc. 10.75%, 09/01/2029(a)		258	254,016
12.75%, 01/15/2030(a)		192	158,871
Under Armour, Inc. 3.25%, 06/15/2026		59	57,120
VF Corp. 2.95%, 04/23/2030		90	77,745
White Cap Buyer LLC 6.875%, 10/15/2028(a)		537	540,174

			6,371,207

Consumer Non-Cyclical – 9.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		184	169,874
4.625%, 01/15/2027(a)		269	263,631
6.50%, 02/15/2028(a)		470	477,971
Bausch + Lomb Corp. 8.375%, 10/01/2028(a)		645	675,747
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		59	48,818
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		823	683,411
5.75%, 08/15/2027(a)		22	19,577
7.25%, 05/30/2029(a)		19	12,511
11.00%, 09/30/2028(a)		479	470,593
Cheplapharm Arzneimittel GmbH 5.50%, 01/15/2028(a)		415	398,935
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)		117	95,022
5.25%, 05/15/2030(a)		974	831,806
5.625%, 03/15/2027(a)		266	257,092
6.00%, 01/15/2029(a)		14	13,055
6.875%, 04/01/2028(a)		51	39,922
6.875%, 04/15/2029(a)		321	256,826
DaVita, Inc. 3.75%, 02/15/2031(a)		246	217,570
4.625%, 06/01/2030(a)		867	812,292

abfunds.com	AB HIGH YIELD ETF | 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Elanco Animal Health, Inc. 6.65%, 08/28/2028(h)	U.S.$	332	$343,537
Embecta Corp. 5.00%, 02/15/2030(a)		245	227,652
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		707	568,718
Encompass Health Corp. 4.50%, 02/01/2028		235	229,174
Fortrea Holdings, Inc. 7.50%, 07/01/2030(a)		61	61,798
Grifols SA 3.875%, 10/15/2028(a)	EUR	200	184,206
Hologic, Inc. 3.25%, 02/15/2029(a)	U.S.$	723	664,618
Kedrion SpA 6.50%, 09/01/2029(a)		150	142,866
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc. 9.00%, 02/15/2029(a)		80	83,784
LifePoint Health, Inc. 5.375%, 01/15/2029(a)		212	190,266
11.00%, 10/15/2030(a)		212	234,097
Medline Borrower LP 3.875%, 04/01/2029(a)		398	373,248
Medline Borrower LP/Medline Co-Issuer, Inc. 6.25%, 04/01/2029(a)		74	75,363
ModivCare, Inc. 5.00%, 10/01/2029(a)		450	307,917
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		318	220,670
5.75%, 11/01/2028(a)		346	160,893
Neogen Food Safety Corp. 8.625%, 07/20/2030(a)		82	88,286
Newell Brands, Inc. 5.70%, 04/01/2026(h)		106	106,506
7.00%, 04/01/2046(h)		27	25,833
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		400	380,016
5.125%, 04/30/2031(a)		449	410,408
7.875%, 05/15/2034(a)		379	391,374
Owens & Minor, Inc. 6.625%, 04/01/2030(a)		395	382,336
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		84	79,002
5.50%, 10/15/2027(a)		239	237,860

12 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Post Holdings, Inc. 4.50%, 09/15/2031(a)	U.S.$	341	$310,890
5.50%, 12/15/2029(a)		230	224,917
6.25%, 02/15/2032(a)		900	911,835
Prestige Brands, Inc. 3.75%, 04/01/2031(a)		117	105,054
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)		633	595,761
Star Parent, Inc. 9.00%, 10/01/2030(a)		84	86,740
Tenet Healthcare Corp. 4.625%, 06/15/2028		1,502	1,458,367
TreeHouse Foods, Inc. 4.00%, 09/01/2028		57	51,514
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		459	457,302
US Acute Care Solutions LLC 9.75%, 05/15/2029(a)		10	10,394
US Foods, Inc. 4.75%, 02/15/2029(a)		232	224,077
5.75%, 04/15/2033(a)		64	63,315
6.875%, 09/15/2028(a)		208	214,997
Viking Baked Goods Acquisition Corp. 8.625%, 11/01/2031(a)		52	51,146

			16,681,390

Energy – 9.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 06/15/2029(a)		9	8,822
5.75%, 01/15/2028(a)		239	238,278
Berry Petroleum Co., LLC 7.00%, 02/15/2026(a)		63	62,918
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.00%, 07/15/2029(a)		303	311,772
Buckeye Partners LP 3.95%, 12/01/2026		385	375,633
4.125%, 03/01/2025(a)		7	6,965
4.125%, 12/01/2027		279	268,325
4.50%, 03/01/2028(a)		206	198,652
5.85%, 11/15/2043		85	75,002
California Resources Corp. 8.25%, 06/15/2029(a)		126	129,352
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		16	16,069
7.00%, 06/15/2025(a)		50	50,066
8.375%, 01/15/2029(a)		227	236,134

abfunds.com	AB HIGH YIELD ETF | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Civitas Resources, Inc. 5.00%, 10/15/2026(a)	U.S.$	58	$57,149
8.375%, 07/01/2028(a)		456	475,868
8.75%, 07/01/2031(a)		93	98,614
CNX Resources Corp. 6.00%, 01/15/2029(a)		47	47,023
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		58	57,176
Crescent Energy Finance LLC 9.25%, 02/15/2028(a)		150	157,815
Delek Logistics Partners LP/Delek Logistics Finance Corp. 8.625%, 03/15/2029(a)		123	128,202
Ferrellgas LP/Ferrellgas Finance Corp. 5.875%, 04/01/2029(a)		409	383,515
Genesis Energy LP/Genesis Energy Finance Corp. 7.875%, 05/15/2032		150	151,138
8.25%, 01/15/2029		138	141,206
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		208	208,518
7.00%, 08/01/2027		21	21,152
Harvest Midstream I LP 7.50%, 09/01/2028(a)		233	238,245
7.50%, 05/15/2032(a)		200	205,562
Hess Midstream Operations LP 5.125%, 06/15/2028(a)		699	687,138
5.625%, 02/15/2026(a)		200	199,766
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		131	127,229
6.00%, 04/15/2030(a)		81	78,171
6.00%, 02/01/2031(a)		98	93,618
6.25%, 11/01/2028(a)		50	49,625
6.25%, 04/15/2032(a)		43	40,890
6.875%, 05/15/2034(a)		267	258,664
7.25%, 02/15/2035(a)		414	406,316
8.375%, 11/01/2033(a)		74	78,171
Howard Midstream Energy Partners LLC 7.375%, 07/15/2032(a)		141	145,226
8.875%, 07/15/2028(a)		444	471,306
ITT Holdings LLC 6.50%, 08/01/2029(a)		421	394,687
Kodiak Gas Services LLC 7.25%, 02/15/2029(a)		136	140,590
Moss Creek Resources Holdings, Inc. 8.25%, 09/01/2031(a)		94	92,369

14 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Murphy Oil Corp. 5.875%, 12/01/2042(h)	U.S.$	20	$17,930
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		55	55,107
9.125%, 01/31/2030(a)		78	81,190
New Fortress Energy, Inc. 6.50%, 09/30/2026(a)		204	190,740
8.75%, 03/15/2029(a)		313	255,702
NFE Financing LLC 12.00%, 11/15/2029(a)		421	421,457
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(a)		546	557,619
8.375%, 02/15/2032(a)		185	189,520
NuStar Logistics LP 5.625%, 04/28/2027		283	283,674
5.75%, 10/01/2025		208	207,796
6.00%, 06/01/2026		222	223,532
Parkland Corp. 4.625%, 05/01/2030(a)		237	221,097
PBF Holding Co., LLC/PBF Finance Corp. 6.00%, 02/15/2028		170	168,166
7.875%, 09/15/2030(a)		495	507,989
Permian Resources Operating LLC 5.875%, 07/01/2029(a)		40	39,812
Rockies Express Pipeline LLC 6.875%, 04/15/2040(a)		465	450,636
Saturn Oil & Gas, Inc. 9.625%, 06/15/2029(a)		237	238,128
Summit Midstream Holdings LLC 8.625%, 10/31/2029(a)		75	78,493
Sunoco LP 7.00%, 05/01/2029(a)		7	7,248
7.25%, 05/01/2032(a)		9	9,424
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		365	348,557
5.875%, 03/15/2028		16	16,008
6.00%, 04/15/2027		237	237,638
7.00%, 09/15/2028(a)		21	21,646
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.50%, 01/15/2028(a)		61	59,404
6.00%, 12/31/2030(a)		319	302,782
6.00%, 09/01/2031(a)		7	6,623
Talos Production, Inc. 9.00%, 02/01/2029(a)		55	57,530
9.375%, 02/01/2031(a)		66	69,316

abfunds.com	AB HIGH YIELD ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TerraForm Power Operating LLC 4.75%, 01/15/2030(a)	U.S.$	26	$24,363
Transocean Aquila Ltd. 8.00%, 09/30/2028(a)		102	104,315
Transocean, Inc. 8.75%, 02/15/2030(a)		227	236,579
Venture Global Calcasieu Pass LLC 3.875%, 08/15/2029(a)		427	396,546
4.125%, 08/15/2031(a)		180	164,313
6.25%, 01/15/2030(a)		60	61,445
Venture Global LNG, Inc. 7.00%, 01/15/2030(a)		57	58,331
8.125%, 06/01/2028(a)		215	224,709
8.375%, 06/01/2031(a)		175	184,602
9.00%, 09/30/2029(a)(k)		398	412,698
9.50%, 02/01/2029(a)		412	460,303
9.875%, 02/01/2032(a)		490	544,630

			15,810,535

Other Industrial – 1.4%
AECOM 5.125%, 03/15/2027		590	587,168
Belden, Inc. 3.375%, 07/15/2031(a)	EUR	153	155,660
Benteler International AG 10.50%, 05/15/2028(a)	U.S.$	200	209,138
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		255	252,958
Fluor Corp. 4.25%, 09/15/2028		61	58,872
Pachelbel Bidco SpA 7.125%, 05/17/2031(a)	EUR	125	141,045
7.302% (EURIBOR 3 Month + 4.25%), 05/17/2031(a)(l)		100	106,451
Ritchie Bros Holdings, Inc. 7.75%, 03/15/2031(a)	U.S.$	337	356,354
Velocity Vehicle Group LLC 8.00%, 06/01/2029(a)		482	502,784
Verde Purchaser LLC 10.50%, 11/30/2030(a)		79	84,594

			2,455,024

Services – 3.7%
ADT Security Corp. (The) 4.125%, 08/01/2029(a)		115	107,628
Allied Universal Holdco LLC 7.875%, 02/15/2031(a)		236	241,631

16 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Allied Universal Holdco LLC/Allied Universal Finance Corp. 9.75%, 07/15/2027(a)	U.S.$	51	$51,176
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, 06/01/2028(a)		1,348	1,267,903
4.875%, 06/01/2028(a)	GBP	100	116,264
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	172	156,179
Aramark Services, Inc. 5.00%, 02/01/2028(a)		620	607,786
Block, Inc. 2.75%, 06/01/2026		447	431,583
Champions Financing, Inc. 8.75%, 02/15/2029(a)		218	219,849
Garda World Security Corp. 4.625%, 02/15/2027(a)		372	361,949
6.00%, 06/01/2029(a)		419	397,543
8.25%, 08/01/2032(a)		138	140,828
8.375%, 11/15/2032(a)		124	127,226
GrubHub Holdings, Inc. 5.50%, 07/01/2027(a)		54	49,613
ION Trading Technologies SARL 9.50%, 05/30/2029(a)		4	4,140
Matthews International Corp. 8.625%, 10/01/2027(a)		104	108,855
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		134	97,291
Monitronics International, Inc. 9.125%, 04/01/2020(c)(d)(e)(f)(i)		14	– 0	–
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		32	30,089
5.75%, 04/15/2026(a)		820	820,213
Raven Acquisition Holdings LLC 6.875%, 11/15/2031(a)		252	251,934
Service Corp. International/US 4.625%, 12/15/2027		223	219,084
5.125%, 06/01/2029		242	238,588
Sotheby’s 7.375%, 10/15/2027(a)		186	184,359
Techem Verwaltungsgesellschaft 675 mbH 5.375%, 07/15/2029(a)	EUR	178	192,939

			6,424,650

Technology – 3.2%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)	U.S.$	37	36,666
Almaviva-The Italian Innovation Co. SpA 5.00%, 10/30/2030(a)	EUR	206	218,052

abfunds.com	AB HIGH YIELD ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Amentum Holdings, Inc. 7.25%, 08/01/2032(a)	U.S.$	311	$319,350
ASGN, Inc. 4.625%, 05/15/2028(a)		43	41,204
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)		42	40,270
Camelot Finance SA 4.50%, 11/01/2026(a)		50	48,873
Central Parent, Inc./CDK Global, Inc. 7.25%, 06/15/2029(a)		50	50,278
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(a)		254	237,630
Cloud Software Group, Inc. 6.50%, 03/31/2029(a)		623	613,007
8.25%, 06/30/2032(a)		388	404,894
Consensus Cloud Solutions, Inc. 6.50%, 10/15/2028(a)		72	71,273
Ellucian Holdings, Inc. 6.50%, 12/01/2029(a)		120	122,124
Fair Isaac Corp. 4.00%, 06/15/2028(a)		169	161,106
Gen Digital, Inc. 6.75%, 09/30/2027(a)		684	697,290
GoTo Group, Inc. 5.50%, 05/01/2028(a)		218	151,938
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL 8.75%, 05/01/2029(a)		200	204,338
Open Text Corp. 3.875%, 02/15/2028(a)		350	329,983
Playtika Holding Corp. 4.25%, 03/15/2029(a)		402	369,579
PTC, Inc. 4.00%, 02/15/2028(a)		60	57,377
Rackspace Finance LLC 3.50%, 05/15/2028(a)		266	165,897
Rackspace Technology Global, Inc. 5.375%, 12/01/2028(a)		109	36,938
Rocket Software, Inc. 9.00%, 11/28/2028(a)		217	225,498
Science Applications International Corp. 4.875%, 04/01/2028(a)		15	14,436
TTM Technologies, Inc. 4.00%, 03/01/2029(a)		50	46,709
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		96	92,911

18 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virtusa Corp. 7.125%, 12/15/2028(a)	U.S.$	37	$35,746
Western Digital Corp. 4.75%, 02/15/2026		751	744,399

			5,537,766

Transportation - Airlines – 0.8%
Allegiant Travel Co. 7.25%, 08/15/2027(a)		340	338,487
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		142	142,247
5.75%, 04/20/2029(a)		727	724,808
Avianca Midco 2 PLC 9.00%, 12/01/2028(a)		192	189,264

			1,394,806

Transportation - Services – 1.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)		151	143,012
5.375%, 03/01/2029(a)		109	103,621
5.75%, 07/15/2027(a)		22	21,757
Dcli Bidco LLC 7.75%, 11/15/2029(a)		99	102,532
Edge Finco PLC 8.125%, 08/15/2031(a)	GBP	134	172,513
EquipmentShare.com, Inc. 8.625%, 05/15/2032(a)	U.S.$	57	59,829
9.00%, 05/15/2028(a)		137	143,012
Hertz Corp. (The) 4.625%, 12/01/2026(a)		304	260,367
5.00%, 12/01/2029(a)		412	285,063
12.625%, 07/15/2029(a)		240	260,083
Mundys SpA 1.875%, 02/12/2028(a)	EUR	153	153,885
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	311	303,813
Rand Parent LLC 8.50%, 02/15/2030(a)		109	110,191

			2,119,678

			122,462,523

Financial Institutions – 5.4%
Banking – 0.9%
Ally Financial, Inc. Series C 4.70%, 05/15/2028(k)		28	24,211

abfunds.com	AB HIGH YIELD ETF | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bread Financial Holdings, Inc. 7.00%, 01/15/2026(a)	U.S.$	15	$14,975
9.75%, 03/15/2029(a)		537	576,319
Freedom Mortgage Corp. 12.00%, 10/01/2028(a)		267	290,176
12.25%, 10/01/2030(a)		29	32,168
Societe Generale SA 8.00%, 09/29/2025(a)(k)		3	3,029
Synchrony Financial 7.25%, 02/02/2033		534	563,023

			1,503,901

Brokerage – 1.1%
AG Issuer LLC 6.25%, 03/01/2028(a)		204	202,317
AG TTMT Escrow Issuer LLC 8.625%, 09/30/2027(a)		414	429,736
Aretec Group, Inc. 7.50%, 04/01/2029(a)		101	100,973
10.00%, 08/15/2030(a)		433	479,210
Hightower Holding LLC 6.75%, 04/15/2029(a)		11	11,002
9.125%, 01/31/2030(a)		322	341,072
Osaic Holdings, Inc. 10.75%, 08/01/2027(a)		87	89,995
VFH Parent LLC/Valor Co-Issuer, Inc. 7.50%, 06/15/2031(a)		314	324,418

			1,978,723

Finance – 2.0%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		98	98,486
CNG Holdings, Inc. 14.50%, 06/30/2026(a)		29	24,215
Enova International, Inc. 9.125%, 08/01/2029(a)		475	498,494
11.25%, 12/15/2028(a)		119	129,090
Freedom Mortgage Holdings LLC 9.25%, 02/01/2029(a)		62	64,275
GGAM Finance Ltd. 8.00%, 02/15/2027(a)		153	158,474
8.00%, 06/15/2028(a)		153	161,657
goeasy Ltd. 9.25%, 12/01/2028(a)		98	104,854
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		650	608,153
Midcap Financial Issuer Trust 6.50%, 05/01/2028(a)		202	197,518

20 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Navient Corp. 5.625%, 08/01/2033	U.S.$	793	$707,792
9.375%, 07/25/2030		87	95,833
11.50%, 03/15/2031		118	134,286
PennyMac Financial Services, Inc. 5.375%, 10/15/2025(a)		159	158,618
SLM Corp. 4.20%, 10/29/2025		418	412,332

			3,554,077

Insurance – 0.4%
Acrisure LLC/Acrisure Finance, Inc. 6.00%, 08/01/2029(a)		162	155,032
7.50%, 11/06/2030(a)		129	131,739
8.25%, 02/01/2029(a)		109	112,067
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 04/15/2028(a)		60	60,594
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden US Refinance LLC 8.125%, 02/15/2032(a)		190	191,566

			650,998

Other Finance – 0.2%
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		151	150,968
Encore Capital Group, Inc. 8.50%, 05/15/2030(a)		200	211,846
Titanium 2l Bondco SARL 6.25%, 01/14/2031	EUR	109	39,270

			402,084

REITs – 0.8%
Aedas Homes Opco SL 4.00%, 08/15/2026(a)		111	116,852
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(a)	U.S.$	2	1,987
Five Point Operating Co. LP/Five Point Capital Corp. 10.50%, 01/15/2028(a)(h)		435	444,338
Hunt Cos., Inc. 5.25%, 04/15/2029(a)		64	60,694
Iron Mountain, Inc. 4.875%, 09/15/2029(a)		247	237,772
5.00%, 07/15/2028(a)		192	187,263
Service Properties Trust 8.375%, 06/15/2029		223	221,479
8.625%, 11/15/2031(a)		94	99,331

			1,369,716

			9,459,499

abfunds.com	AB HIGH YIELD ETF | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 2.7%
Electric – 2.7%
Calpine Corp. 4.50%, 02/15/2028(a)	U.S.$	1,182	$1,143,644
Clearway Energy Operating LLC 3.75%, 02/15/2031(a)		150	132,892
4.75%, 03/15/2028(a)		106	102,767
NextEra Energy Operating Partners LP 3.875%, 10/15/2026(a)		29	27,702
4.50%, 09/15/2027(a)		130	123,630
7.25%, 01/15/2029(a)		51	52,080
NRG Energy, Inc. 3.375%, 02/15/2029(a)		973	891,317
3.625%, 02/15/2031(a)		10	8,913
5.25%, 06/15/2029(a)		8	7,855
5.75%, 07/15/2029(a)		5	4,945
6.00%, 02/01/2033(a)		110	109,613
6.25%, 11/01/2034(a)		111	111,031
10.25%, 03/15/2028(a)(k)		47	52,077
PG&E Corp. 5.00%, 07/01/2028		960	944,755
Vistra Corp. 7.00%, 12/15/2026(a)(k)		28	28,279
8.00%, 10/15/2026(a)(k)		29	29,851
Vistra Operations Co., LLC 4.375%, 05/01/2029(a)		251	239,660
5.00%, 07/31/2027(a)		102	101,057
5.50%, 09/01/2026(a)		117	116,887
5.625%, 02/15/2027(a)		413	412,810

			4,641,765

Total Corporates - Non-Investment Grade (cost $135,979,125)			136,563,787

CORPORATES - INVESTMENT GRADE – 16.5%
Industrial – 9.6%
Basic – 0.2%
Glencore Funding LLC 5.634%, 04/04/2034(a)		246	252,071
5.70%, 05/08/2033(a)		139	143,899

			395,970

Capital Goods – 0.3%
Boeing Co. (The) 3.25%, 02/01/2028		86	81,330
3.625%, 02/01/2031		21	19,163
5.15%, 05/01/2030		161	160,409
6.298%, 05/01/2029(a)		19	19,815
6.528%, 05/01/2034(a)		243	258,195

22 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Howmet Aerospace, Inc. 5.90%, 02/01/2027	U.S.$	4	$4,107
Regal Rexnord Corp. 6.05%, 04/15/2028		4	4,111

			547,130

Communications - Media – 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.375%, 04/01/2038		97	89,488
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		1,118	1,097,585
Paramount Global 4.20%, 06/01/2029		20	19,066
4.95%, 01/15/2031		214	203,895
5.50%, 05/15/2033		71	68,310
6.875%, 04/30/2036		252	262,183
Time Warner Cable LLC 7.30%, 07/01/2038		104	109,731
Warnermedia Holdings, Inc. 4.279%, 03/15/2032		651	588,198
5.141%, 03/15/2052		205	164,992

			2,603,448

Communications - Telecommunications – 0.2%
Sprint Capital Corp. 8.75%, 03/15/2032		357	434,819

Consumer Cyclical - Automotive – 2.0%
Adient Global Holdings Ltd. 7.00%, 04/15/2028(a)		532	543,747
Ford Motor Co. 3.25%, 02/12/2032		136	116,095
Ford Motor Credit Co., LLC 2.70%, 08/10/2026		200	191,852
4.95%, 05/28/2027		200	198,738
6.054%, 11/05/2031		430	437,615
General Motors Financial Co., Inc. 2.35%, 01/08/2031		44	37,515
2.70%, 06/10/2031		147	127,049
3.60%, 06/21/2030		21	19,477
5.75%, 02/08/2031		194	199,733
5.95%, 04/04/2034		100	103,251
6.10%, 01/07/2034		61	63,592
6.40%, 01/09/2033		70	74,345
Harley-Davidson Financial Services, Inc. 5.95%, 06/11/2029(a)		82	83,129
6.50%, 03/10/2028(a)		275	283,808

abfunds.com	AB HIGH YIELD ETF | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Jaguar Land Rover Automotive PLC 5.875%, 01/15/2028(a)	U.S.$	400	$397,608
Nissan Motor Acceptance Co., LLC 1.85%, 09/16/2026(a)		14	12,945
2.75%, 03/09/2028(a)		183	163,386
5.30%, 09/13/2027(a)		153	149,212
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		402	381,285

			3,584,382

Consumer Cyclical - Entertainment – 0.5%
Carnival Corp. 4.00%, 08/01/2028(a)		827	787,759

Consumer Cyclical - Other – 0.9%
Flutter Treasury DAC 5.00%, 04/29/2029(a)	EUR	103	113,208
International Game Technology PLC 6.25%, 01/15/2027(a)	U.S.$	426	430,400
MDC Holdings, Inc. 6.00%, 01/15/2043		86	89,218
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)		1,000	892,950

			1,525,776

Consumer Cyclical - Retailers – 0.2%
Macy’s Retail Holdings LLC 5.875%, 03/15/2030(a)		299	287,812

Consumer Non-Cyclical – 0.9%
BAT Capital Corp. 6.00%, 02/20/2034		59	62,076
7.081%, 08/02/2053		116	132,895
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		347	321,843
4.00%, 03/15/2031(a)		143	129,090
4.25%, 05/01/2028(a)		58	55,668
CVS Health Corp. 5.70%, 06/01/2034		184	187,875
HCA, Inc. 3.625%, 03/15/2032		40	36,109
Imperial Brands Finance PLC 5.875%, 07/01/2034(a)		202	205,596
IQVIA, Inc. 6.25%, 02/01/2029		57	59,535
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL 6.75%, 03/15/2034(a)		126	137,598

24 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pilgrim’s Pride Corp. 3.50%, 03/01/2032	U.S.$	148	$130,307
6.875%, 05/15/2034		72	78,832

			1,537,424

Energy – 1.4%
Antero Resources Corp. 5.375%, 03/01/2030(a)		180	176,922
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		14	11,785
4.90%, 06/01/2044		16	13,429
5.75%, 01/15/2031(a)		16	16,138
Energy Transfer LP 8.00%, 05/15/2054		65	69,047
EQM Midstream Partners LP 4.125%, 12/01/2026		192	192,000
4.50%, 01/15/2029(a)		74	71,779
4.75%, 01/15/2031(a)		87	83,585
5.50%, 07/15/2028		26	26,485
6.50%, 07/01/2027(a)		216	221,394
7.50%, 06/01/2027(a)		464	476,723
7.50%, 06/01/2030(a)		130	140,774
Expand Energy Corp. 5.70%, 01/23/2025(h)		32	31,983
8.375%, 09/15/2028		10	10,279
Marathon Oil Corp. 6.80%, 03/15/2032		17	19,180
Occidental Petroleum Corp. 5.20%, 08/01/2029		103	103,689
5.375%, 01/01/2032		107	106,921
ONEOK, Inc. 5.70%, 11/01/2054		225	224,336
Var Energi ASA 7.50%, 01/15/2028(a)		200	213,110
8.00%, 11/15/2032(a)		200	229,962

			2,439,521

Other Industrial – 0.5%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		662	635,692
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)		218	224,165

			859,857

Transportation - Airlines – 0.7%
Air Canada 3.875%, 08/15/2026(a)		743	722,590

abfunds.com	AB HIGH YIELD ETF | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AS Mileage Plan IP Ltd. 5.021%, 10/20/2029(a)	U.S.$	46	$45,006
5.308%, 10/20/2031(a)		85	83,333
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		45	44,677
United Airlines, Inc. 4.375%, 04/15/2026(a)		419	413,054

			1,308,660

Transportation - Services – 0.3%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		200	199,778
United Rentals North America, Inc. 3.875%, 11/15/2027		247	238,442

			438,220

			16,750,778

Financial Institutions – 6.7%
Banking – 5.6%
AIB Group PLC 6.608%, 09/13/2029(a)		102	107,638
Ally Financial, Inc. 6.70%, 02/14/2033		93	95,853
6.848%, 01/03/2030		83	87,130
Series B 4.70%, 05/15/2026(k)		164	154,445
Banco Bilbao Vizcaya Argentaria SA 6.033%, 03/13/2035		200	203,838
Banco Santander SA 6.35%, 03/14/2034		200	208,786
6.921%, 08/08/2033		400	432,452
Bank of Ireland Group PLC 5.601%, 03/20/2030(a)		239	244,141
Barclays PLC 5.69%, 03/12/2030		217	221,650
BNP Paribas SA 4.625%, 02/25/2031(a)(k)		454	383,058
BPCE SA Series E 0.75%, 03/03/2031(a)	EUR	100	90,814
CaixaBank SA 6.037%, 06/15/2035(a)	U.S.$	200	206,288
6.84%, 09/13/2034(a)		245	266,124
Capital One Financial Corp. 5.463%, 07/26/2030		174	176,593
6.051%, 02/01/2035		82	85,578
7.624%, 10/30/2031		63	70,517

26 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 5.592%, 11/19/2034	U.S.$	190	$190,990
5.827%, 02/13/2035		211	214,971
Series AA 7.625%, 11/15/2028(k)		32	33,908
Series W 4.00%, 12/10/2025(k)		18	17,597
Series Y 4.15%, 11/15/2026(k)		46	44,161
Deutsche Bank AG/New York NY 3.729%, 01/14/2032		387	341,698
7.079%, 02/10/2034		204	214,690
HSBC Holdings PLC 5.546%, 03/04/2030		200	203,480
Intesa Sanpaolo SpA 4.198%, 06/01/2032(a)		200	176,964
5.71%, 01/15/2026(a)		667	669,181
JPMorgan Chase & Co. 2.963%, 01/25/2033		36	31,683
Lloyds Banking Group PLC 4.976%, 08/11/2033		200	196,846
5.59%, 11/26/2035		217	220,722
6.00%, 06/07/2032(k)	GBP	8	9,380
7.50%, 09/27/2025(k)	U.S.$	219	220,108
Morgan Stanley 5.424%, 07/21/2034		31	31,607
NatWest Group PLC 3.032%, 11/28/2035		223	195,054
PNC Financial Services Group, Inc. (The) Series R 8.317% (CME Term SOFR 3 Month + 3.30%), 12/02/2024(k)(l)		62	62,000
Santander Holdings USA, Inc. 5.353%, 09/06/2030		221	221,000
6.174%, 01/09/2030		46	47,422
6.499%, 03/09/2029		10	10,385
6.565%, 06/12/2029		6	6,264
Santander UK Group Holdings PLC 6.833%, 11/21/2026		353	358,577
Societe Generale SA 3.625%, 03/01/2041(a)		250	175,683
5.519%, 01/19/2028(a)		351	353,260
7.367%, 01/10/2053(a)		200	205,960
Standard Chartered PLC 6.17%, 01/09/2027(a)		289	292,208
Synchrony Financial 5.935%, 08/02/2030		82	83,824

abfunds.com	AB HIGH YIELD ETF | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Toronto-Dominion Bank (The) 5.146%, 09/10/2034	U.S.$	261	$258,643
Truist Financial Corp. Series L 8.31% (CME Term SOFR 3 Month + 3.36%), 12/16/2024(k)(l)		63	63,054
UBS Group AG 9.25%, 11/13/2028(a)(k)		355	385,842
UniCredit SpA 1.982%, 06/03/2027(a)		230	219,542
5.861%, 06/19/2032(a)		600	600,396
7.296%, 04/02/2034(a)		202	212,142
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(k)		111	107,854

			9,712,001

Finance – 0.5%
Air Lease Corp. Series B 4.65%, 06/15/2026(k)		50	48,749
Aircastle Ltd. 5.25%, 06/15/2026(a)(k)		29	28,476
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		2	1,931
1.95%, 09/20/2026(a)		73	69,122
3.50%, 11/01/2027(a)		9	8,638
4.875%, 10/01/2025(a)		3	2,995
HAT Holdings I LLC/HAT Holdings II LLC 3.375%, 06/15/2026(a)		93	89,916
8.00%, 06/15/2027(a)		88	91,922
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.625%, 10/15/2031(a)		200	201,348
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. 2.875%, 10/15/2026(a)		192	183,195
3.625%, 03/01/2029(a)		237	218,713

			945,005

Insurance – 0.5%
ACE Capital Trust II 9.70%, 04/01/2030		20	24,234
Athene Global Funding 1.985%, 08/19/2028(a)		108	97,248
2.55%, 11/19/2030(a)		28	24,349
2.717%, 01/07/2029(a)		43	39,350
5.526%, 07/11/2031(a)		294	301,382
5.583%, 01/09/2029(a)		14	14,304

28 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Global Atlantic Fin Co. 4.70%, 10/15/2051(a)	U.S.$	59	$57,020
6.75%, 03/15/2054(a)		86	90,712
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		55	61,617
Swiss Re Subordinated Finance PLC 5.698%, 04/05/2035(a)		200	203,034

			913,250

REITs – 0.1%
Newmark Group, Inc. 7.50%, 01/12/2029		204	216,279

			11,786,535

Utility – 0.2%
Electric – 0.2%
American Electric Power Co., Inc. 6.95%, 12/15/2054		80	83,822
NextEra Energy Capital Holdings, Inc. 6.70%, 09/01/2054		43	43,890
Niagara Mohawk Power Corp. 5.29%, 01/17/2034(a)		80	80,222
NRG Energy, Inc. 7.00%, 03/15/2033(a)		55	60,331
Pacific Gas and Electric Co. 5.55%, 05/15/2029		35	35,896
Vistra Operations Co., LLC 6.95%, 10/15/2033(a)		71	78,444

			382,605

Total Corporates - Investment Grade (cost $28,254,423)			28,919,918

BANK LOANS – 1.9%
Industrial – 1.7%
Capital Goods – 0.0%
ACProducts Holdings, Inc. 9.115% (SOFR 3 Month + 4.25%), 05/17/2028(m)		96	76,387

Communications - Media – 0.6%
Advantage Sales & Marketing, Inc. 9.121% (SOFR 3 Month + 4.25%), 10/28/2027(m)		37	36,504
DirecTV Financing LLC 10.097% (SOFR 3 Month + 5.25%), 08/02/2029(m)		440	432,978
Gray Television, Inc. 7.786% (SOFR 1 Month + 3.00%), 12/01/2028(m)		353	324,760

abfunds.com	AB HIGH YIELD ETF | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 05/01/2026(n)	U.S.$	260	$225,550

			1,019,792

Communications - Telecommunications – 0.1%
Crown Subsea Communications Holding, Inc. 8.573% (SOFR 1 Month + 4.00%), 01/30/2031(m)		50	50,467
Lumen Technologies, Inc. 04/15/2029(n)		64	59,459

			109,926

Consumer Non-Cyclical – 0.4%
Gainwell Acquisition Corp. 8.704% (SOFR 3 Month + 4.00%), 10/01/2027(m)		39	36,810
Neptune BidCo US, Inc. 9.758% (SOFR 3 Month + 5.00%), 04/11/2029(m)		576	523,384
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 9.354% (SOFR 3 Month + 4.75%), 12/15/2027(m)		87	87,832

			648,026

Other Industrial – 0.0%
American Tire Distributors, Inc. 13.159% (SOFR 3 Month + 8.25%), 10/20/2028(m)		80	17,730

Technology – 0.4%
Ascend Learning LLC 10.423% (SOFR 1 Month + 5.75%), 12/10/2029(m)		50	49,875
Clover Holding 2 LLC 11/01/2031(c)(n)		402	399,990
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(c)(e)(m)(o)		115	864
MedAssets Software Intermediate Holdings, Inc. 7.750% (SOFR + 4.00%), 12/17/2029(c)(m)		28	17,737
8.725% (SOFR + 4.00%), 12/17/2028(c)(m)		5	4,362
Project Alpha Intermediate Holding, Inc. 11/22/2032(c)(n)		260	260,975
Veritas US, Inc. 11.75% (PRIME 3 Month + 4.00%), 09/01/2025(m)		81	79,159

			812,962

30 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.2%
AS Mileage Plan IP Ltd. 6.656% (SOFR 3 Month + 2.00%), 10/15/2031(m)	U.S.$	130	$130,542
Jetblue Airways Corp. 10.274% (SOFR 6 Month + 5.50%), 08/27/2029(m)		200	202,126

			332,668

			3,017,491

Financial Institutions – 0.2%
Insurance – 0.1%
Asurion LLC 8.923% (SOFR 1 Month + 4.25%), 08/19/2028(m)		158	158,163

Other Finance – 0.1%
Rackspace Finance LLC 7.497% (SOFR 1 Month + 2.75%), 05/15/2028(m)		276	167,220

			325,383

Total Bank Loans (cost $3,564,989)			3,342,874

EMERGING MARKETS - CORPORATE BONDS – 1.1%
Industrial – 1.1%
Basic – 0.2%
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		200	199,088
9.375%, 03/01/2029(a)		201	214,507

			413,595

Consumer Cyclical - Other – 0.8%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		236	216,603
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		221	213,610
7.125%, 06/26/2031(a)		331	335,758
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		200	200,750
Wynn Macau Ltd. 5.125%, 12/15/2029(a)		390	360,263

			1,326,984

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. Zero Coupon, 06/25/2023(c)(d)(e)(f)	ZAR	1	– 0	–
3.00%, 12/31/2022(c)(d)(e)(f)(g)	U.S.$	15	– 0	–

abfunds.com	AB HIGH YIELD ETF | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

K2016470260 South Africa Ltd. 25.00%, 12/31/2022(c)(d)(e)(f)(g)	U.S.$	3	$	– 0	–

				– 0	–

Consumer Non-Cyclical – 0.1%
Teva Pharmaceutical Finance Netherlands III BV 7.875%, 09/15/2029		200		215,870
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(c)(d)(e)(f)(g)		95		10

				215,880

				1,956,459

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(a)		28		27,989

Total Emerging Markets - Corporate Bonds (cost $2,027,104)				1,984,448

		Shares
PREFERRED STOCKS – 0.1%
Industrial – 0.1%
Consumer Cyclical - Automotive – 0.0%
Exide Technologies 0.00%(c)(e)(f)(g)		39		36,582

Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%		490		8,747

Other Industrial – 0.1%
WESCO International, Inc. Series A 10.625%		1,425		37,150

				82,479

Financial Institutions – 0.0%
Brokerage – 0.0%
Osaic Financial Services, Inc. Series A 8.00%		2,175		39,041

Total Preferred Stocks (cost $90,545)				121,520

COMMON STOCKS – 0.0%
Financials – 0.0%
Financial Services – 0.0%
Curo Group Holdings Corp.(c)(e)(f)		9,491		42,709

32 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 0.0%
Household Products – 0.0%
Southeastern Grocers, Inc.(c)(e)(f)(i)	3,584	$3,584

Industrials – 0.0%
Electrical Equipment – 0.0%
Exide Industries Ltd.(c)(e)(f)	7	1,666

Consumer Discretionary – 0.0%
Broadline Retail – 0.0%
ATD New Holdings, Inc.(c)(f)	1,009	373
Edcon Ltd.(f)(o)	8,218	– 0	–
Edcon Ltd. Series A(c)(e)(f)(o)	191,574	– 0	–
Edcon Ltd. Series B(c)(e)(f)(o)	30,276	– 0	–

		373

Energy – 0.0%
Energy Equipment & Services – 0.0%
BIS Industries Ltd.(c)(e)(f)	21,027	– 0	–
CHC Group LLC(c)(e)(f)	468	– 0	–

		– 0	–

Total Common Stocks (cost $276,224)		48,332

RIGHTS – 0.0%
Utilities – 0.0%
Independent Power and Renewable Electricity Producers – 0.0%
Vistra Energy Corp., expiring 12/31/2046(c)(f)(k) (cost $0)	3,442	4,216

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(p)(q)(r) (cost $2,001,793)	2,001,793	2,001,793

Total Investments – 98.8% (cost $172,194,203)		172,986,888
Other assets less liabilities – 1.2%		2,119,799

Net Assets – 100.0%		$175,106,687

abfunds.com	AB HIGH YIELD ETF | 33

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Sold Contracts
U.S. Long Bond (CBT) Futures	9	March 2025	$1,075,500	$(9,461)
U.S. T-Note 10 Yr (CBT) Futures	30	March 2025	3,335,625	(41,016)

				$(50,477)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	2,637	USD	2,849	12/20/2024	$62,538
State Street Bank & Trust Co.	EUR	206	USD	222	12/20/2024	4,974
State Street Bank & Trust Co.	USD	142	EUR	135	12/20/2024	938
State Street Bank & Trust Co.	GBP	214	USD	275	01/16/2025	3,436

						$71,886

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2024	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Hertz Corp. (The), 06/20/2029*	5.00%	Quarterly	16.85%	USD 80	$(25,405)	$(11,263)	$(14,142)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2024, the aggregate market value of these securities amounted to $137,055,278 or 78.3% of net assets.

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at November 30, 2024.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Defaulted matured security.

(e)	Fair valued by the Adviser.

(f)	Non-income producing security.

34 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of November 30, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide Technologies 0.00%	11/05/2020	$29,328		$36,582		0.02%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	02/05/2020- 05/12/2023	14,181		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	08/16/2023	– 0	–	– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	36,767		– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	02/13/2013	95,493		10		0.00%

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2024.

(i)	Escrow shares.

(j)	Convertible security.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2024.

(m)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at November 30, 2024.

(n)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the Secured Overnight Financing Rate (“SOFR”) plus a premium which was determined at the time of purchase.

(o)	Defaulted.

(p)	Affiliated investments.

(q)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(r)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro
GBP – Great British Pound
USD – United States Dollar
ZAR – South African Rand

Glossary:

CBT – Chicago Board of Trade

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB HIGH YIELD ETF | 35

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $170,192,410)	$170,985,095
Affiliated issuers (cost $2,001,793)	2,001,793
Cash	196,111
Cash collateral due from broker	143,594
Foreign currencies, at value (cost $214,298)	212,912
Unaffiliated interest and dividends receivable	2,848,424
Receivable for investment securities sold	189,775
Unrealized appreciation on forward currency exchange contracts	71,886
Affiliated dividends receivable	8,822
Receivable for variation margin on centrally cleared swaps	578
Receivable due from Adviser	399
Other assets	15

Total assets	176,659,404

Liabilities
Payable for investment securities purchased	1,473,155
Advisory fee payable	55,203
Payable for variation margin on futures	14,596
Foreign capital gains tax payable	4,843
Other liabilities	4,920

Total liabilities	1,552,717

Net Assets	$175,106,687

Composition of Net Assets
Shares of beneficial interest, at par	$469
Additional paid-in capital	187,538,887
Accumulated loss	(12,432,669)

Net Assets	$175,106,687

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 4,689,045 shares outstanding)	$37.34

See notes to financial statements.

36 | AB HIGH YIELD ETF	abfunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2024

Investment Income
Interest	$9,297,230
Dividends
Affiliated issuers	96,325
Unaffiliated issuers	12,216
Other income	910	$9,406,681

Expenses
Advisory fee (see Note B)	513,902

Total expenses	513,902
Less: expenses waived and reimbursed by the Adviser (see Note B)	(3,355)

Net expenses		510,547

Net investment income		8,896,134

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions(a)		600,685
In-kind redemptions		84,204
Forward currency exchange contracts		1,488
Futures		105,798
Swaps		82,755
Foreign currency transactions		21,462
Net change in unrealized appreciation (depreciation) of:
Investments(b)		4,260,279
Forward currency exchange contracts		115,458
Futures		(50,477)
Swaps		(50,902)
Foreign currency denominated assets and liabilities		(2,768)

Net gain on investment and foreign currency transactions		5,167,982

Net Increase in Net Assets from Operations		$14,064,116

(a)	Net of foreign realized capital gains taxes of $895.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $1,361.

See notes to financial statements.

abfunds.com	AB HIGH YIELD ETF | 37

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2024		November 1, 2023 November 30, 2023(a)		Year Ended October 31, 2023(b)
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,896,134		$449,125		$4,647,646
Net realized gain (loss) on investment transactions	896,392		(518,776)		(3,984,265)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	4,271,590		3,621,750		2,838,773
Contributions from Affiliates (see Note B)	– 0	–	– 0	–	4,505

Net increase in net assets from operations	14,064,116		3,552,099		3,506,659
Distribution to Shareholders
Class A	– 0	–	– 0	–	(40,418)
Advisor Class	(8,311,593)		(336,075)		(4,868,448)
Class Z	– 0	–	– 0	–	(2,010)
Return of Capital
Class A	– 0	–	– 0	–	– 0	–
Advisor Class	– 0	–	(131,359)		– 0	–
Class Z	– 0	–	– 0	–	– 0	–
Transactions in Shares of the Fund
Net increase	89,695,258		2,668,573		6,997,017
Other capital	4,362		1,830		8,846

Total increase	95,452,143		5,755,068		5,601,646
Net Assets
Beginning of period	79,654,544		73,899,476		68,297,830

End of period	$175,106,687		$79,654,544		$73,899,476

(a)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(b)

After the close of business on May 12, 2023, AB High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

38 | AB HIGH YIELD ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on May 15, 2023. At meetings held on January 31—February 1, 2023, the Fund’s Board of Directors (the “Board”) approved the reorganization of AB High Yield Portfolio, a portfolio of AB Bond Fund, Inc (the “Acquired Portfolio) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination, (“The Plan”) the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, May 12, 2023. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of October 31, however the Fund has a fiscal year end of November 30. See Note H for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through May 12, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant

abfunds.com	AB HIGH YIELD ETF | 39

NOTES TO FINANCIAL STATEMENTS (continued)

to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

40 | AB HIGH YIELD ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

abfunds.com	AB HIGH YIELD ETF | 41

NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

42 | AB HIGH YIELD ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$136,563,787		$0	(a)	$136,563,787
Corporates – Investment Grade		– 0	–	28,919,918		– 0	–	28,919,918
Bank Loans		– 0	–	2,658,946		683,928		3,342,874
Emerging Markets – Corporate Bonds		– 0	–	1,984,438		10	(a)	1,984,448
Preferred Stocks		45,897		39,041		36,582		121,520
Common Stocks		– 0	–	– 0	–	48,332	(a)	48,332
Rights		– 0	–	– 0	–	4,216		4,216
Short-Term Investments		2,001,793		– 0	–	– 0	–	2,001,793

Total Investments in Securities		2,047,690		170,166,130		773,068	(a)	172,986,888
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	71,886		– 0	–	71,886
Liabilities:
Futures		(50,477)		– 0	–	– 0	–	(50,477	)(c)
Centrally Cleared Credit Default Swaps		– 0	–	(25,405)		– 0	–	(25,405	)(c)

Total		$1,997,213		$170,212,611		$773,068	(a)	$172,982,892

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

abfunds.com	AB HIGH YIELD ETF | 43

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend

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date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of AB Bond Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

9. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .40% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to May 12, 2023, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .425% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain

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NOTES TO FINANCIAL STATEMENTS (continued)

expenses to the extent necessary to limit total expenses (other than acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Cap”) to .60% of daily average net assets.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2024, such waiver/ reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $3,355.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$1,834	$40,135	$39,967	$2,002	$96

During the year ended October 31, 2023, the Adviser reimbursed the Fund $4,505 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Plan

Effective May 12, 2023, the Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid. Prior to the Conversion, the Acquired Portfolio paid distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Acquired Portfolio’s average daily net assets attributable to Class A shares. There were no distribution and servicing fees on Advisor Class and Class Z shares. The fees were accrued daily and paid monthly.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$96,991,045		$90,257,779
U.S. government securities	– 0	–	– 0	–

During the year ended November 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$86,372,565		$4,574,415
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$172,303,115

Gross unrealized appreciation	$3,378,172
Gross unrealized depreciation	(2,709,341)

Net unrealized appreciation	$668,831

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect

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NOTES TO FINANCIAL STATEMENTS (continued)

correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2024, the Fund held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

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The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2024, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and

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NOTES TO FINANCIAL STATEMENTS (continued)

liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/ depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the

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Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2024, the Fund held credit default swaps for hedging and non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Payable for variation margin on futures	$50,477	*

Credit contracts			Payable for variation margin on centrally cleared swaps	14,142	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$71,886

Total		$71,886		$64,619

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$105,798	$(50,477)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	1,488	115,458

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	82,755	(50,902)

Total		$190,041	$14,079

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2024:

Futures:
Average notional amount of sale contracts	$4,308,165	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$141,845	(b)
Average principal amount of sale contracts	$2,343,616
Credit Default Swaps:
Average notional amount of buy contracts	$87,122	(c)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$336,600	(d)
Average notional amount of sale contracts	$498,488

(a)	Positions were open for ten months during the year.

(b)	Positions were open for three months during the year.

(c)	Positions were open for eight months during the year.

(d)	Positions were open for one month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$62,538	$	– 0	–	$	– 0	–	$	– 0	–	$62,538
State Street Bank & Trust Co.	9,348		– 0	–		– 0	–		– 0	–	9,348

Total	$71,886	$	– 0	–	$	– 0	–	$	– 0	–	$71,886	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized

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participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

Shares	Amount
Year Ended November 30, 2024	Period Ended November 30, 2023(a)	Year Ended October 31, 2023(b)	Year Ended November 30, 2024	Period Ended November 30, 2023(a)	Year Ended October 31, 2023(b)

Class A*
Shares sold	– 0	–	– 0	–	53,995	$	– 0	–	$	– 0	–	$451,271

Shares issued in reinvestment of dividends	– 0	–	– 0	–	1,559	– 0	–	– 0	–	13,026

Shares converted to Advisor Class	– 0	–	– 0	–	(142,504)	– 0	–	– 0	–	(1,192,228)

Shares redeemed	– 0	–	– 0	–	(34,844)	– 0	–	– 0	–	(287,168)

Net decrease	– 0	–	– 0	–	(121,794)	$	– 0	–	$	– 0	–	$(1,015,099)

Advisor Class
Shares sold	2,575,000	125,000	947,632	$94,326,820	$4,418,958	$33,391,949

Shares issued in reinvestment of dividends	– 0	–	– 0	–	48,945	– 0	–	– 0	–	1,723,579

Shares converted from:

Class A	– 0	–	– 0	–	33,808	– 0	–	– 0	–	1,192,228

Class Z	– 0	–	– 0	–	1,394	– 0	–	– 0	–	49,157

Shares redeemed	(125,000)	(50,000)	(809,774)	(4,631,562)	(1,750,385)	(28,295,615)

Net increase	2,450,000	75,000	222,005	$89,695,258	$2,668,573	$8,061,298

Class Z*
Shares sold	– 0	–	– 0	–	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–

Shares issued in reinvestment of dividends	– 0	–	– 0	–	0	(c)	– 0	–	– 0	–	1

Shares converted to Advisor Class	– 0	–	– 0	–	(5,877)	– 0	–	– 0	–	(49,157)

Shares redeemed	– 0	–	– 0	–	(3)	– 0	–	– 0	–	(26)

Net decrease	– 0	–	– 0	–	(5,880)	$	– 0	–	$	– 0	–	$(49,182)

(a)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(b)

After the close of business on May 12, 2023, AB High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A and Note H for additional information on the reorganization.

(c)	Amount is less than 0.50 shares.

*	Converted to Advisor Class on April 14, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the markets for securities in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting

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NOTES TO FINANCIAL STATEMENTS (continued)

the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage

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NOTES TO FINANCIAL STATEMENTS (continued)

process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2024 and the fiscal years ended November 30, 2023 and October 31, 2023 were as follows:

	Year Ended November 30, 2024		November 1, 2023 to November 30, 2023	Year Ended October 31, 2023
Distributions paid from:
Ordinary income	$8,311,593		$336,075	$4,910,876

Total taxable distributions paid	8,311,593		336,075	4,910,876
Return of Capital	– 0	–	131,359	– 0	–

Total distributions paid	$8,311,593		$467,434	$4,910,876

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$763,269
Accumulated capital and other losses	(13,805,916	)(a)
Unrealized appreciation (depreciation)	665,015	(b)

Total accumulated earnings (deficit)	$(12,377,632	)(c)

(a)

As of November 30, 2024, the Fund had a net capital loss carryforward of $13,805,916. During the fiscal year, the Fund utilized $708,492 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund had a net short-term capital loss carryforward of $6,560,050 and a net long-term capital loss carryforward of $7,245,866, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Reorganization

At meetings held on January 31 – February 1, 2023, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business May 12, 2023. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion			Aggregate net assets immediately after the Conversion
Acquired Portfolio*	8,071,417		– 0	–		$66,991,486	+	$	– 0	–
The Fund	– 0	–	1,914,045		$	– 0	–		$66,991,486

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of $1,522,177 and unrealized depreciation on investments of $5,609,148, with a fair value of $63,671,262 and identified cost of $69,280,410.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period(a)

Year Ended November 30, 2024	November 1, 2023 to November 30, 2023(b)	Year Ended October 31,	January 1, 2021 to October 31,	Year Ended December 31,

2023	2022	2021(c)	2020	2019

Net asset value, beginning of period	$ 35.58	$ 34.15	$ 34.62	$ 42.09	$ 41.58	$ 40.61	$ 37.53

Income From Investment Operations

Net investment income(d)(e)	2.53	.21	2.34	1.90	1.60	2.11	2.19

Net realized and unrealized gain (loss) on investment transactions	1.67	1.44	(.32)	(7.09)	.68	1.26	3.25

Contributions from Affiliates	– 0	–	– 0	–	.00	(f)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.20	1.65	2.02	(5.19)	2.28	3.37	5.44

Less: Dividends and Distributions

Dividends from net investment income	(2.44)	(.16)	(2.49)	(2.28)	(1.77)	(2.40)	(2.36)

Return of capital	– 0	–	(.06)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.44)	(.22)	(2.49)	(2.28)	(1.77)	(2.40)	(2.36)

Net asset value, end of period	$ 37.34	$ 35.58	$ 34.15	$ 34.62	$ 42.09	$ 41.58	$ 40.61

Total Return

Total investment return based on net asset value(g)*	12.21%	4.84%	5.86%	(12.68)%	5.56%	8.95	%+	14.77	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$175,107	$79,655	$73,899	$67,249	$63,608	$38,751	$40,218

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(h)(i)+	.40%	.40	%^	.50%	.60%	.51	%^	.70%	.29	%++

Expenses, before waivers/reimbursements(h)(i)+	.40%	.40	%^	.86%	1.35%	1.74	%^	2.17%	1.84	%++

Net investment income(e)	6.92%	7.21	%^	6.68%	5.00%	4.60	%^	5.41%	5.45%

Portfolio turnover rate(j)+++	75%	4%	57%	48%	36%	75%	40%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios
.00%	.00	%^	.00%	.00	%^	.00%	.00%	.01%

See footnote summary on page 63.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period(a)

(a)

After the close of business on May 12, 2023, AB High Yield Portfolio (the “Acquired Portfolio”) was converted into AB High Yield ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from November 1, 2018 through the Reorganization.

(b)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(c)	The Acquired Portfolio changed its fiscal year end from December 31 to October 31.

(d)	Based on average shares outstanding.

(e)	Net of expenses waived/reimbursed by the Adviser.

(f)	Amount is less than $.005.

(g)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(h)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2023 and the year ended December 31, 2019, such waiver amounted to .01% and .01%, respectively.

(i)	The expense ratios presented below exclude interest expense:

	Year Ended November 30,	November 1, 2023 to November 30,		Year Ended October 31,		January 1, 2021 to October 31, 2021(c)		Year Ended December 31,

	2024	2023(b)		2023	2022			2020	2019
Net of waivers/reimbursements	.40%	.40	%^	.50%	.60%	.51	%^	.70%	.29%
Before waivers/reimbursements	.40%	.40	%^	.86%	1.35%	1.74	%^	2.17%	1.84%

(j)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended December 31, 2019 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

++

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting vs. the Performance Period).

+++	Portfolio turnover is calculated for the Fund as a whole for the full fiscal year or period, as applicable, and is not annualized.

See notes to financial statements

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB High Yield ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB High Yield ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from November 1, 2023 to November 30, 2023 and for the year ended October 31, 2023 and the financial highlights for each of the periods indicated therein through November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations for the year then ended, and the changes in its net assets for the year then ended and for the period from November 1, 2023 to November 30, 2023 and for the year ended October 31, 2023 and its financial highlights for each of the periods indicated therein through November 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2024. For foreign shareholders, 69.47% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB High Yield ETF (the “Fund”) at a meeting held in-person on July 30-31, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors have received detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund (including its predecessor mutual fund) against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the performance of the Fund (including its predecessor mutual fund) against a broad-based securities market index, in each case for the 1-, 3- and 5- year periods ended May 31, 2024 and (in the case of comparisons with the broad-based securities market index) for the 10- year period ended May 31, 2024. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider, concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund,

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on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others, and in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s expense ratio was equal to the median of a peer group and lower than the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took

70 | AB HIGH YIELD ETF	abfunds.com

into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB HIGH YIELD ETF | 71

NOTES

72 | AB HIGH YIELD ETF	abfunds.com

AB HIGH YIELD ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-HY-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB INTERNATIONAL LOW VOLATILITY EQUITY ETF

(NYSE: ILOW)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 26.0%
Banks – 13.6%
Bank Leumi Le-Israel BM	492,059	$5,589,657
DBS Group Holdings Ltd.	296,960	9,398,436
KBC Group NV	112,572	8,113,640
Mitsubishi UFJ Financial Group, Inc.	1,151,900	13,744,414
NatWest Group PLC	3,240,212	16,585,087
Nordea Bank Abp (Stockholm)	915,140	10,338,316
Oversea-Chinese Banking Corp., Ltd.	1,555,980	18,894,830
Royal Bank of Canada	35,906	4,517,517
Sumitomo Mitsui Financial Group, Inc.	580,400	14,244,794
UniCredit SpA	276,283	10,617,515

		112,044,206

Capital Markets – 5.3%
Euronext NV	129,505	14,457,988
IG Group Holdings PLC	512,135	6,232,839
London Stock Exchange Group PLC	113,520	16,261,440
Singapore Exchange Ltd.	689,600	6,542,880

		43,495,147

Insurance – 7.1%
AIA Group Ltd.	730,600	5,459,631
Allianz SE (REG)	16,859	5,203,054
AXA SA	320,735	11,172,320
Medibank Pvt Ltd.	2,529,428	6,294,581
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	20,871	10,896,329
NN Group NV	219,667	10,201,584
Sampo Oyj – Class A	229,917	9,844,670

		59,072,169

		214,611,522

Industrials – 18.8%
Aerospace & Defense – 2.6%
BAE Systems PLC	816,644	12,736,205
Safran SA	38,605	8,990,803

		21,727,008

Commercial Services & Supplies – 0.5%
Secom Co., Ltd.	117,700	4,093,266

Construction & Engineering – 2.1%
INFRONEER Holdings, Inc.	790,100	6,386,666
Stantec, Inc.	123,602	10,705,435

		17,092,101

Electrical Equipment – 4.2%
ABB Ltd. (REG)	136,728	7,803,273
Prysmian SpA	236,022	15,560,466

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Schneider Electric SE	45,512	$11,704,995

		35,068,734

Ground Transportation – 0.9%
Canadian National Railway Co.	64,959	7,253,287

Industrial Conglomerates – 1.6%
Hitachi Ltd.	522,100	13,039,898

Professional Services – 5.5%
Experian PLC	124,309	5,926,692
MEITEC Group Holdings, Inc.	311,200	5,857,858
RELX PLC (London)	379,233	17,858,995
Wolters Kluwer NV	92,358	15,407,795

		45,051,340

Trading Companies & Distributors – 1.4%
BOC Aviation Ltd.(a)	1,030,900	7,968,674
Brenntag SE	62,603	4,033,400

		12,002,074

		155,327,708

Information Technology – 10.7%
IT Services – 2.9%
Amdocs Ltd.	78,862	6,838,913
BIPROGY, Inc.	340,200	10,555,861
Nomura Research Institute Ltd.	219,500	6,695,272

		24,090,046

Semiconductors & Semiconductor Equipment – 2.4%
ASML Holding NV	9,455	6,575,030
Taiwan Semiconductor Manufacturing Co., Ltd.	437,000	13,399,378

		19,974,408

Software – 4.9%
Constellation Software, Inc./Canada	6,146	20,780,736
Nice Ltd.(b)	16,825	3,024,719
SAP SE	70,698	16,793,566

		40,599,021

Technology Hardware, Storage & Peripherals – 0.5%
Logitech International SA (REG)	47,963	3,892,570

		88,556,045

Health Care – 10.2%
Health Care Providers & Services – 2.0%
Fresenius SE & Co. KGaA(b)	292,358	10,273,398
Galenica AG(a)(b)	66,630	5,797,037

		16,070,435

2 | AB INTERNATIONAL LOW VOLATILITY EQUITY ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 8.2%
AstraZeneca PLC	62,644	$8,449,663
Chugai Pharmaceutical Co., Ltd.	206,000	9,050,091
Hikma Pharmaceuticals PLC	157,330	3,847,506
Novartis AG (REG)	72,837	7,711,132
Novo Nordisk A/S – Class B	232,916	24,980,497
Recordati Industria Chimica e Farmaceutica SpA	87,932	4,787,645
Sanofi SA	92,561	9,002,992

		67,829,526

		83,899,961

Consumer Staples – 9.3%
Beverages – 0.9%
Asahi Group Holdings Ltd.	720,600	7,818,475

Consumer Staples Distribution & Retail – 4.2%
Jeronimo Martins SGPS SA	106,813	2,080,326
Koninklijke Ahold Delhaize NV	270,747	9,336,695
Loblaw Cos., Ltd.	57,128	7,413,604
Tesco PLC	3,389,296	15,784,385

		34,615,010

Food Products – 1.6%
Glanbia PLC	551,134	8,510,418
Nestle SA (REG)	52,592	4,565,535

		13,075,953

Personal Care Products – 1.0%
Haleon PLC	1,658,429	7,890,044

Tobacco – 1.6%
Philip Morris International, Inc.	100,936	13,430,544

		76,830,026

Consumer Discretionary – 8.6%
Automobiles – 1.2%
Honda Motor Co., Ltd.	1,153,000	9,915,101

Diversified Consumer Services – 1.6%
Pearson PLC	850,954	13,336,193

Hotels, Restaurants & Leisure – 3.5%
Amadeus IT Group SA	142,002	9,961,842
Booking Holdings, Inc.	1,164	6,055,105
Compass Group PLC	365,498	12,501,479

		28,518,426

Household Durables – 0.7%
Open House Group Co., Ltd.	167,100	6,159,507

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 1.6%
Industria de Diseno Textil SA	244,467	$13,473,197

		71,402,424

Communication Services – 5.1%
Diversified Telecommunication Services – 2.4%
Deutsche Telekom AG (REG)	191,899	6,137,266
HKT Trust & HKT Ltd. – Class SS	3,300,000	4,100,854
Koninklijke KPN NV	1,534,071	5,948,071
Telstra Group Ltd.	1,369,610	3,515,396

		19,701,587

Entertainment – 0.5%
GungHo Online Entertainment, Inc.	190,000	3,799,115

Interactive Media & Services – 1.3%
Auto Trader Group PLC	641,862	6,844,888
Kakaku.com, Inc.	256,200	4,274,122

		11,119,010

Media – 0.9%
Informa PLC	703,576	7,660,406

		42,280,118

Energy – 4.5%
Oil, Gas & Consumable Fuels – 4.5%
ENEOS Holdings, Inc.	1,550,500	8,349,998
Equinor ASA	76,764	1,855,432
Shell PLC	673,393	21,667,521
TotalEnergies SE	93,175	5,409,679

		37,282,630

Utilities – 3.0%
Electric Utilities – 1.3%
Enel SpA	1,443,425	10,382,159

Multi-Utilities – 1.7%
National Grid PLC	1,123,390	14,173,187

		24,555,346

Real Estate – 0.8%
Real Estate Management & Development – 0.8%
Mitsui Fudosan Co., Ltd.	747,800	6,243,907

Materials – 0.6%
Metals & Mining – 0.6%
Rio Tinto Ltd.	62,944	4,848,416

Total Common Stocks (cost $627,960,088)		805,838,103

4 | AB INTERNATIONAL LOW VOLATILITY EQUITY ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Information Technology – 0.0%
Software – 0.0%
Constellation Software, Inc., expiring 03/31/2040(b)(c)(d) (cost $0)	9,807	$	– 0	–

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(e)(f)(g) (cost $12,904,331)	12,904,331		12,904,331

Total Investments – 99.1% (cost $640,864,419)			818,742,434
Other assets less liabilities – 0.9%			7,210,749

Net Assets – 100.0%			$825,953,183

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	GBP	4,233	USD	5,359	01/16/2025	$(21,275)
Bank of America, NA	USD	50,204	AUD	77,252	02/05/2025	141,798
Bank of America, NA	TWD	348,893	USD	10,807	02/27/2025	(22,114)
Deutsche Bank AG	USD	2,538	NZD	4,305	12/06/2024	8,450
Deutsche Bank AG	JPY	896,655	USD	5,937	12/19/2024	(45,707)
Deutsche Bank AG	USD	4,453	JPY	677,327	12/19/2024	66,348
Deutsche Bank AG	USD	880	EUR	807	12/20/2024	(27,060)
Deutsche Bank AG	USD	3,569	GBP	2,808	01/16/2025	(50)
Morgan Stanley Capital Services, Inc.	SGD	39,600	USD	30,263	12/17/2024	706,616
Morgan Stanley Capital Services, Inc.	USD	2,451	JPY	379,570	12/19/2024	81,413
Morgan Stanley Capital Services, Inc.	USD	50,898	JPY	7,546,221	12/19/2024	(544,671)
Morgan Stanley Capital Services, Inc.	USD	1,080	CHF	931	12/20/2024	(21,123)
Morgan Stanley Capital Services, Inc.	USD	2,671	EUR	2,562	12/20/2024	36,733
Morgan Stanley Capital Services, Inc.	USD	15,996	SEK	175,976	02/05/2025	182,224
NatWest Markets PLC	JPY	374,104	USD	2,409	12/19/2024	(87,479)
NatWest Markets PLC	USD	49,051	CHF	42,235	12/20/2024	(1,015,861)
NatWest Markets PLC	USD	6,190	EUR	5,730	12/20/2024	(133,539)
NatWest Markets PLC	USD	2,586	AUD	3,971	02/05/2025	2,063
NatWest Markets PLC	USD	2,450	NOK	27,094	02/05/2025	1,538
State Street Bank & Trust Co.	SGD	3,464	USD	2,600	12/17/2024	14,375

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	USD	9,181	JPY	1,393,806	12/19/2024	$119,014
State Street Bank & Trust Co.	CHF	2,148	USD	2,440	12/20/2024	(2,699)
State Street Bank & Trust Co.	USD	1,698	CHF	1,462	12/20/2024	(35,083)
State Street Bank & Trust Co.	USD	5,453	EUR	5,001	12/20/2024	(167,412)
State Street Bank & Trust Co.	GBP	54,703	USD	70,427	01/16/2025	903,012
State Street Bank & Trust Co.	CAD	65,426	USD	47,348	02/05/2025	508,272

						$647,783

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2024, the aggregate market value of these securities amounted to $13,765,711 or 1.7% of net assets.

(b)	Non-income producing security.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations: AUD – Australian Dollar CAD – Canadian Dollar CHF – Swiss Franc EUR – Euro GBP – Great British Pound JPY – Japanese Yen	NOK – Norwegian Krone NZD – New Zealand Dollar SEK – Swedish Krona SGD – Singapore Dollar TWD – New Taiwan Dollar USD – United States Dollar

Glossary:

REG – Registered Shares

See notes to financial statements.

6 | AB INTERNATIONAL LOW VOLATILITY EQUITY ETF	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $627,960,088)	$805,838,103
Affiliated issuers (cost $12,904,331)	12,904,331
Foreign currencies, at value (cost $1,337,184)	1,321,120
Unaffiliated dividends receivable	5,568,104
Unrealized appreciation on forward currency exchange contracts	2,771,856
Affiliated dividends receivable	53,320
Receivable due from Adviser	2,440
Other assets	101,113

Total assets	828,560,387

Liabilities
Unrealized depreciation on forward currency exchange contracts	2,124,073
Advisory fee payable	335,199
Payable for investment securities purchased and foreign currency transactions	164
Other liabilities	147,768

Total liabilities	2,607,204

Net Assets	$825,953,183

Composition of Net Assets
Capital stock, at par	$2,335
Additional paid-in capital	646,260,869
Distributable earnings	179,689,979

Net Assets	$825,953,183

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 23,351,020 common shares outstanding)	$35.37

See notes to financial statements.

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY ETF | 7

STATEMENT OF OPERATIONS

	July 1, 2024 to November 30, 2024(a)		Year Ended June 30, 2024(b)
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $568,223 and $2,204,891, respectively)	$7,368,096		$21,643,535
Affiliated issuers	123,819		547,142
Securities lending income	152		140,182
Other income	– 0	–	4,375

Total Income	7,492,067		22,335,234
Expenses
Advisory fee (see Note B)	1,777,373		4,642,887
Distribution fee—Class A	– 0	–	10,132
Distribution fee—Class C	– 0	–	1,664
Transfer agency—Class A	– 0	–	699
Transfer agency—Class C	– 0	–	56
Transfer agency—Advisor Class	8,943		131,387
Transfer agency—Class Z	– 0	–	10
Custody and accounting	17,182		182,072
Legal	1,176		107,646
Administrative	1,495		91,630
Registration fees	871		79,679
Audit and tax	806		73,721
Printing	553		50,606
Directors’ fees	305		27,859
Miscellaneous	3,737		42,028

Total expenses	1,812,441		5,442,076
Less: expenses waived and reimbursed by the Adviser (see Note B)	(6,664)		(69,812)
Less: expenses waived and reimbursed by the Distributor (see Note C)	– 0	–	(419)

Net expenses	1,805,777		5,371,845

Net investment income	5,686,290		16,963,389

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	15,935,379		13,118,090
In-kind redemptions	1,838,700		– 0	–
Forward currency exchange contracts	(4,049,781)		(8,366,837)
Foreign currency transactions	2,887,142		(46,953)
Net change in unrealized appreciation (depreciation) of:
Investments	16,835,506		76,799,559
Forward currency exchange contracts	1,887,125		2,060,773
Foreign currency denominated assets and liabilities	(56,698)		(90,292)

Net gain on investment and foreign currency transactions	35,277,373		83,474,340
Contributions from Affiliates (see Note B)	58,457		– 0	–

Net Increase in Net Assets from Operations	$41,022,120		$100,437,729

(a)	The Acquired Portfolio had a fiscal year end of June 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on July 12, 2024, AB International Low Volatility Equity Portfolio (the “Acquired Portfolio”) was reorganized into AB International Low Volatility Equity ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

8 | AB INTERNATIONAL LOW VOLATILITY EQUITY ETF	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	July 1, 2024 to November 30 2024(a)		Year Ended June 30, 2024(b)	Year Ended June 30, 2023
Increase in Net Assets from Operations
Net investment income	$5,686,290		$16,963,389	$15,707,147
Net realized gain (loss) on investment and foreign currency transactions	16,611,440		4,704,300	(12,582,047)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	18,665,933		78,770,040	68,432,393
Contributions from Affiliates (see Note B)	58,457

Net increase in net assets from operations	41,022,120		100,437,729	71,557,493

Distribution to Shareholders
Class A	– 0	–	(118,126)	– 0	–
Class C	– 0	–	(3,388)	– 0	–
Advisor Class	(7,514,658)		(15,606,346)	– 0	–
Class Z	– 0	–	(1,296)	– 0	–
Capital Stock Transactions
Net increase	2,989,526		23,177,768	19,439,174

Total increase	36,496,988		107,886,341	90,996,667
Net Assets
Beginning of period	789,456,195		681,569,854	590,573,187

End of period	$825,953,183		$789,456,195	$681,569,854

(a)	The Acquired Portfolio had a fiscal year end of June 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on July 12, 2024, AB International Low Volatility Equity Portfolio (the “Acquired Portfolio”) was reorganized into AB International Low Volatility Equity ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY ETF | 9

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Low Volatility Equity ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on July 12, 2024. At meetings held on October 31—November 2, 2023, the Fund’s Board of Directors (the “Board”) approved the reorganization of AB International Low Volatility Equity Portfolio, a portfolio of AB Cap Fund, Inc. (the “Acquired Portfolio) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (“The Plan”) the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, July 12, 2024. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of June 30, however the Fund has a fiscal year end of November 30. See Note J for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through July 12, 2024. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these

10 | AB INTERNATIONAL LOW VOLATILITY EQUITY ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing NAV per share, while exchange-traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar invest-

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ments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$805,838,103		$	– 0	–	$	– 0	–	$805,838,103
Warrants	– 0	–		– 0	–		0	(b)	– 0	–
Short-Term Investments	12,904,331			– 0	–		– 0	–	12,904,331

Total Investments in Securities	818,742,434			– 0	–		0	(b)	818,742,434
Other Financial Instruments(c):
Assets:
Forward Currency Exchange Contracts	– 0	–		2,771,856			– 0	–	2,771,856
Liabilities:
Forward Currency Exchange Contracts	– 0	–		(2,124,073)			– 0	–	(2,124,073)

Total	$818,742,434			$647,783			$0	(b)	$819,390,217

(a)	See Portfolio of Investments for sector classifications.

(b)	The Portfolio held securities with zero market value at period end.

(c)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are

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NOTES TO FINANCIAL STATEMENTS (continued)

accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of AB Cap Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

9. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .50% of the Fund’s daily net assets. The fees are accrued daily and paid monthly. Prior to July 12, 2024, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate .65% of the first $2.5 billion, .55% of the excess of $2.5 billion up to $5 billion and .50% of the excess over $5 billion of the Fund’s average daily net assets. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of

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NOTES TO FINANCIAL STATEMENTS (continued)

any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.00%, 1.75%, .75% and .75% of the daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively. For the period ended November 30, 2024 and for the year ended June 30, 2024, such reimbursements/waivers amounted to $1,646 and $53,397, respectively.

Prior to July 12, 2024, pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Acquired Portfolio by the Adviser. For the period ended November 30, 2024 and the year ended June 30, 2024, the reimbursement for such services amounted to $1,495 and $91,630, respectively.

Prior to July 12, 2024, the Acquired Portfolio compensated AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $73,044 for the year ended June 30, 2024. Effective July 12, 2024, State Street Bank and Trust Company serves as Transfer Agent for the Fund.

Prior to July 12, 2024, AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $25 from the sale of Class A shares and received $4 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2024.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Prior to July 12, 2024, these costs were borne by the Fund but subject to the Expense Cap. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2024 and the year ended June 30, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $5,018 and $14,361, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2024 is as follows:

Fund	Market Value 06/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$2,020	$74,513	$63,629	$12,904	$124

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2024 is as follows:

Fund	Market Value 06/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 06/30/24 (000)		Dividend Income (000)
AB Government Money Market Portfolio	$16,958	$170,644	$185,582	$2,020		$547
AB Government Money Market Portfolio*	8,781	124,631	133,412	– 0	–	26

				$2,020		$573

*	Investment of cash collateral for securities lending transactions (see Note E).

During the period ended November 30, 2024 the Adviser reimbursed the Fund $58,457 for trading losses incurred due to trade entry error.

NOTE C

Distribution Services Agreement

Effective July 12, 2024, the Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid. Prior to the Conversion, the Acquired Portfolio paid distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. As of May 1, 2023, with respect to Class C, payments to the Distributor are voluntarily being limited to .75% of the average net assets attributable to Class C. For the year ended June 30, 2024, such waiver amounted to $419. The fees are accrued daily and paid monthly. The provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distrib-

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NOTES TO FINANCIAL STATEMENTS (continued)

utor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $611 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$115,115,248		$126,325,103
U.S. government securities	– 0	–	– 0	–

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2024, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$329,709,287		$302,324,242
U.S. government securities	– 0	–	– 0	–

During the period ended November 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions
(excluding U.S. government securities)	$6,515,655		$5,162,833
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$644,270,743

Gross unrealized appreciation	$197,643,058
Gross unrealized depreciation	(22,472,489)

Net unrealized appreciation	$175,170,569

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended November 30, 2024 and the year ended June 30, 2024, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the period ended November 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,771,856	Unrealized depreciation on forward currency exchange contracts	$2,124,073

Total		$2,771,856		$2,124,073

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Period July 1, 2024 to November 30, 2024	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(4,049,781)	$1,887,125

Total		$(4,049,781)	$1,887,125

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Year Ended June 30, 2024	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(8,366,837)	$2,060,773

Total		$(8,366,837)	$2,060,773

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2024:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$219,330,391
Average principal amount of sale contracts	$194,149,892

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2024:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$174,125,668
Average principal amount of sale contracts	$149,299,493

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$141,798	$(43,389)	$	– 0	–	$	– 0	–	$98,409
Deutsche Bank AG	74,798	(72,817)		– 0	–		– 0	–	1,981
Morgan Stanley Capital Services, Inc.	1,006,986	(565,794)		– 0	–		– 0	–	441,192
NatWest Markets PLC	3,601	(3,601)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	1,544,673	(205,194)		– 0	–		– 0	–	1,339,479

Total	$2,771,856	$(890,795)	$	– 0	–	$	– 0	–	$1,881,061	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$43,389	$(43,389)	$	– 0	–	$	– 0	–	$ – 0	–
Deutsche Bank AG	72,817	(72,817)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	565,794	(565,794)		– 0	–		– 0	–	– 0	–
NatWest Markets PLC	1,236,879	(3,601)		– 0	–		– 0	–	1,233,278
State Street Bank & Trust Co.	205,194	(205,194)		– 0	–		– 0	–	– 0	–

Total	$2,124,073	$(890,795)	$	– 0	–	$	– 0	–	$1,233,278	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used

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NOTES TO FINANCIAL STATEMENTS (continued)

when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government

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NOTES TO FINANCIAL STATEMENTS (continued)

Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the period ended November 30, 2024 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned			Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$152	$	– 0	–	$	– 0	–

*	As of November 30, 2024.

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2024 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$2,283,436	$	– 0	–	$2,412,039	$114,379	$25,803	$2,054

*	As of June 30, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets. Transactions in shares of the Fund were as follows:

Shares	Amount
Period Ended November 30, 2024(a)	Year Ended June 30, 2024(b)	Year Ended June 30, 2023	Period Ended November 30, 2024(a)	Year Ended June 30, 2024(b)	Year Ended June 30, 2023

Class A
Shares sold	– 0	–	22,737	160,426	$	– 0	–	$291,465	$1,852,793

Shares issued in reinvestment of dividends	– 0	–	3,303	– 0	–	– 0	–	42,140	– 0	–

Shares converted from Class C	– 0	–	241	436	– 0	–	2,977	5,539

Shares converted to Advisor Class	– 0	–	(398,869)	– 0	–	– 0	–	(5,532,794)	– 0	–

Shares redeemed	– 0	–	(80,607)	(241,254)	– 0	–	(1,082,025)	(2,683,208)

Net decrease	– 0	–	(453,195)	(80,392)	$	– 0	–	$(6,278,237)	$(824,876)

Class C
Shares sold	– 0	–	– 0	–	4,521	$	– 0	–	$	– 0	–	$50,199

Shares issued in reinvestment of dividends	– 0	–	271	– 0	–	– 0	–	3,387	– 0	–

Shares converted to Class A	– 0	–	(248)	(447)	– 0	–	(2,977)	(5,539)

Shares converted to Advisor Class	– 0	–	(18,496)	– 0	–	– 0	–	(250,743)	– 0	–

Shares redeemed	– 0	–	(400)	(7,239)	– 0	–	(5,023)	(84,062)

Net decrease	– 0	–	(18,873)	(3,165)	$	– 0	–	$(255,356)	$(39,402)

Advisor Class
Shares sold	384,694	4,099,852	5,103,024	$13,267,240	$128,904,731	$141,898,529

Shares issued in reinvestment of dividends	173,444	402,830	– 0	–	5,868,612	12,266,118	– 0	–

Shares converted from Class A	– 0	–	167,053	– 0	–	– 0	–	5,532,794	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares					Amount
	Period Ended November 30, 2024(a)		Year Ended June 30, 2024(b)	Year Ended June 30, 2023		Period Ended November 30, 2024(a)			Year Ended June 30, 2024(b)	Year Ended June 30, 2023
Shares converted from Class C	– 0	–	7,571	– 0	–		– 0	–	250,743	– 0	–

Shares converted from Class Z	– 0	–	1,731	– 0	–		– 0	–	57,319	– 0	–

Shares redeemed	(463,216)		(3,746,529)	(4,361,193)			(16,146,326)		(117,241,564)	(121,633,519)

Net increase (decrease)	94,922		932,508	741,831			$2,989,526		$29,770,141	$20,265,010

Class Z
Shares sold	– 0	–	383	3,060		$	– 0	–	$4,933	$38,930

Shares issued in reinvestment of dividends	– 0	–	82	– 0	–		– 0	–	1,049	– 0	–

Shares converted to Advisor Class	– 0	–	(4,099)	– 0	–		– 0	–	(57,319)	– 0	–

Shares redeemed	– 0	–	(551)	(40)			– 0	–	(7,443)	(488)

Net decrease	– 0	–	(4,185)	3,020		$	– 0	–	$(58,780)	$38,442

(a)	The Acquired Portfolio had a fiscal year end of June 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on July 12, 2024, AB International Low Volatility Equity Portfolio (the “Acquired Portfolio”) was reorganized into AB International Low Volatility Equity ETF. The amounts disclosed include those of the Acquired Portfolio. The Advisor class shares have been adjusted retroactively for the periods presented.

See Note A and Note I for additional information on the reorganization.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks

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NOTES TO FINANCIAL STATEMENTS (continued)

because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

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NOTES TO FINANCIAL STATEMENTS (continued)

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2024 and the fiscal years ended June 30, 2024 and June 30, 2023 were as follows:

	July 1, 2024 to November 30, 2024	Year Ended June 30, 2024	Year Ended June 30, 2023
Distributions paid from:
Ordinary income	$7,514,658	$15,729,156	$	– 0	–

Total taxable distributions paid	$7,514,658	$15,729,156	$	– 0	–

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,824,948
Accumulated capital and other losses	(192,332	)(a)
Unrealized appreciation (depreciation)	175,057,363	(b)

Total accumulated earnings (deficit)	$179,689,979

(a)

As of November 30, 2024, the Fund had a net capital loss carryforward of $192,332. During the fiscal period, the Fund utilized $15,649,168 of capital loss carry forwards to offset current period net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund had a net short-term capital loss carryforward of $192,332, which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares, the tax treatment of gains from a redemption-in-kind, and contributions from the Adviser resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Reorganization

At meetings held October 31—November 2, 2023, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business July 12, 2024. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion			Aggregate net assets immediately after the Conversion
Acquired Portfolio*	54,816,748		– 0	–		$810,284,720+		$	– 0	–
The Fund	– 0	–	23,150,992		$	– 0	–		$810,284,720

*	Represents the accounting survivor.

+	Includes undistributed net investment income of $8,189,662 and unrealized appreciation on investments of $186,338,704 with a fair value of $794,318,619 and identified cost of $607,979,915.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses

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NOTES TO FINANCIAL STATEMENTS (continued)

the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

July 1, 2024 to November 30, 2024(b)	Year Ended June 30,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 33.95	$ 30.26	$ 27.06	$ 31.87	$ 26.28	$ 27.80

Income From Investment Operations

Net investment income(c)(d)	0.24	0.76	0.71	0.62	0.50	0.47

Net realized and unrealized gain (loss) on investment transactions	1.50	3.64	2.49	(5.26)	5.56	(1.59)

Contributions from Affiliates	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.74	4.40	3.20	(4.64)	6.06	(1.12)

Less: Dividends

Dividends from net investment income	(.32)	(0.71)	– 0	–	(0.17)	(0.47)	(0.40)

Net asset value, end of period	$ 35.37	$ 33.95	$ 30.26	$ 27.06	$ 31.87	$ 26.28

Total Return

Total investment return based on net asset value(f)	5.17%	14.80%	11.81%	(14.66)%	23.26%	(4.14)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$825,953	$789,456	$675,542	$584,252	$656,592	$436,143

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.75%	.75%	.74%	.78%	.95%

Expenses, before waivers/reimbursements	.52	%^	.76%	.76%	.75%	.79%	.99%

Net investment income(d)	1.64	%^	2.38%	2.51%	1.96%	1.70%	1.74%

Portfolio turnover rate(g)	14%	43%	42%	35%	35%	39%

(a)

After the close of business on July 12, 2024, AB International Low Volatility Equity Portfolio (the “Acquired Portfolio”) was converted into AB International Low Volatility Equity ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from June 30, 2020 through the Reorganization.

(b)	The Acquired Portfolio had a fiscal year end of June 30. The Fund has a fiscal year end of November 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

(g)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB International Low Volatility Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Low Volatility Equity ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statements of operations for the period from July 1, 2024 to November 30, 2024 and for the year ended June 30, 2024, and the statements of changes in net assets for the period from July 1, 2024 to November 30, 2024 and for each of the two years in the period ended June 30, 2024, the financial highlights for the period from July 1, 2024 to November 30, 2024 and for each of the five years in the period ended June 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations for the period from July 1, 2024 to November 30, 2024 and for the year ended June 30, 2024, the changes in its net assets for the period from July 1, 2024 to November 30, 2024 and for each of the two years in the period ended June 30, 2024 and its financial highlights for the period from July 1, 2024 to November 30, 2024 and for each of the five years in the period ended June 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2024. For Individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 3.57% of dividends paid qualify for the dividends received deduction.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended November 30, 2024, $555,188 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $8,474,603.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB International Low Volatility Equity ETF (the “Fund”) for an initial two-year period at a meeting held in-person on October 31-November 2, 2023 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY ETF | 37

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund was newly formed and had not yet commenced operations, no performance or other historical information for the Fund was available. However, it was proposed that the Fund would receive the assets of AB International Low Volatility Equity Portfolio (the “Acquired Portfolio”), a series of AB Cap Fund, Inc. (a mutual fund), in exchange for shares of the Fund (an exchange traded fund) and the assumption by the Fund of all the liabilities of the Acquired Portfolio. Shareholders of the Acquired Portfolio would receive shares of the Fund in a liquidating distribution of the Acquired Portfolio (the “Conversion”). The Conversion is expected to be consummated on or about July 2024. Based on the Adviser’s written and oral presentations regarding the proposed

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management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $600 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund

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shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advisory fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s projected expense ratio was higher than a median. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any)

40 | AB INTERNATIONAL LOW VOLATILITY EQUITY ETF	abfunds.com

apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY ETF | 41

NOTES

42 | AB INTERNATIONAL LOW VOLATILITY EQUITY ETF	abfunds.com

NOTES

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY ETF | 43

NOTES

44 | AB INTERNATIONAL LOW VOLATILITY EQUITY ETF	abfunds.com

AB International Low Volatility Equity ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-ILVE-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB SHORT DURATION HIGH YIELD ETF

(NYSE Arca: SYFI)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 74.0%
Industrial – 64.0%
Basic – 5.8%
Alcoa Nederland Holding BV 4.125%, 03/31/2029(a)	U.S.$	1,286	$1,217,340
ASP Unifrax Holdings, Inc. 7.10% (5.85% Cash and 1.25% PIK), 09/30/2029(a)(b)		2,427	1,406,548
10.425% (10.425% Cash or 11.175% PIK), 09/30/2029(a)(b)		916	923,567
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		400	367,688
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%, 06/15/2027(a)		950	932,102
Cerdia Finanz GmbH 9.375%, 10/03/2031(a)		365	381,626
Constellium SE 3.125%, 07/15/2029(a)	EUR	617	615,834
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026	U.S.$	1,485	1,474,056
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		4,115	4,005,664
Domtar Corp. 6.75%, 10/01/2028(a)		1,252	1,158,688
Element Solutions, Inc. 3.875%, 09/01/2028(a)		4,329	4,160,169
FMG Resources (August 2006) Pty Ltd. 4.50%, 09/15/2027(a)		2,915	2,834,371
5.875%, 04/15/2030(a)		571	566,849
6.125%, 04/15/2032(a)		134	134,610
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		3,789	3,560,069
6.375%, 07/15/2032(a)		875	891,817
Guala Closures SpA 7.481% (EURIBOR 3 Month + 4.00%), 06/29/2029(a)(c)	EUR	600	637,459
INEOS Finance PLC 7.50%, 04/15/2029(a)	U.S.$	1,471	1,522,191
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	257	269,177
6.75%, 04/15/2030(a)		1,103	1,193,298
9.625%, 03/15/2029(a)	U.S.$	241	256,135
Ingevity Corp. 3.875%, 11/01/2028(a)		2,245	2,090,566

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mineral Resources Ltd. 8.50%, 05/01/2030(a)	U.S.$	2,379	$2,432,290
Olympus Water US Holding Corp. 3.875%, 10/01/2028(a)	EUR	100	102,420
SCIL IV LLC/SCIL USA Holdings LLC 4.375%, 11/01/2026(a)		187	196,571
5.375%, 11/01/2026(a)	U.S.$	3,089	3,053,538
7.431% (EURIBOR 3 Month + 4.38%), 11/01/2026(a)(c)	EUR	318	337,118
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)	U.S.$	250	252,383
SNF Group SACA 3.125%, 03/15/2027(a)		1,989	1,895,696
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		4,537	4,462,457

			43,332,297

Capital Goods – 7.4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)		1,871	1,684,966
6.00%, 06/15/2027(a)		100	99,479
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, 08/15/2026(a)	EUR	200	185,277
4.125%, 08/15/2026(a)	U.S.$	2,220	1,918,213
Ball Corp. 2.875%, 08/15/2030		2,037	1,788,649
6.00%, 06/15/2029		1,032	1,053,528
Bombardier, Inc. 6.00%, 02/15/2028(a)		1,397	1,397,028
7.25%, 07/01/2031(a)		884	914,197
7.50%, 02/01/2029(a)		1,046	1,090,099
7.875%, 04/15/2027(a)		390	390,897
8.75%, 11/15/2030(a)		406	439,020
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		3,621	3,559,515
6.375%, 02/01/2031(a)		864	879,517
Crown Americas LLC 5.25%, 04/01/2030		564	557,080
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		2,606	2,640,816
EnerSys 4.375%, 12/15/2027(a)		1,214	1,159,661
Enviri Corp. 5.75%, 07/31/2027(a)		2,140	2,055,063
Esab Corp. 6.25%, 04/15/2029(a)		869	885,737

2 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GFL Environmental, Inc. 3.50%, 09/01/2028(a)	U.S.$	19	$17,933
3.75%, 08/01/2025(a)		2,161	2,140,384
5.125%, 12/15/2026(a)		100	99,703
6.75%, 01/15/2031(a)		967	1,002,943
Griffon Corp. 5.75%, 03/01/2028		3,106	3,067,455
IMA Industria Macchine Automatiche SpA 3.75%, 01/15/2028(a)	EUR	650	665,557
LSB Industries, Inc. 6.25%, 10/15/2028(a)(d)	U.S.$	3,749	3,642,941
Madison IAQ LLC 5.875%, 06/30/2029(a)		1,337	1,276,888
MIWD Holdco II LLC/MIWD Finance Corp. 5.50%, 02/01/2030(a)		2,175	2,086,391
Moog, Inc. 4.25%, 12/15/2027(a)		4,160	4,001,005
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		250	233,188
Paprec Holding SA 6.50%, 11/17/2027(a)	EUR	400	446,295
7.25%, 11/17/2029(a)		260	290,831
Silgan Holdings, Inc. 2.25%, 06/01/2028		412	411,487
Spirit AeroSystems, Inc. 9.375%, 11/30/2029(a)	U.S.$	2,105	2,265,990
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)	EUR	180	189,148
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(a)	U.S.$	1,577	1,552,809
TransDigm, Inc. 4.625%, 01/15/2029		500	474,500
5.50%, 11/15/2027		1,844	1,828,142
6.375%, 03/01/2029(a)		2,556	2,595,797
6.75%, 08/15/2028(a)		2,333	2,380,710
6.875%, 12/15/2030(a)		235	242,031
Trinity Industries, Inc. 7.75%, 07/15/2028(a)		200	208,592
Triumph Group, Inc. 9.00%, 03/15/2028(a)		1,756	1,842,746
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	440	459,979

			56,122,187

Communications - Media – 5.1%
AMC Networks, Inc. 10.25%, 01/15/2029(a)	U.S.$	1,705	1,814,751

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banijay Entertainment SAS 7.00%, 05/01/2029(a)	EUR	442	$489,622
8.125%, 05/01/2029(a)	U.S.$	734	765,386
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 05/01/2032		1,059	935,118
4.75%, 02/01/2032(a)		1,038	934,003
5.00%, 02/01/2028(a)		1,300	1,267,994
6.375%, 09/01/2029(a)		519	521,195
CSC Holdings LLC 5.375%, 02/01/2028(a)		2,712	2,349,785
5.50%, 04/15/2027(a)		491	443,491
6.50%, 02/01/2029(a)		233	199,940
DISH DBS Corp. 5.25%, 12/01/2026(a)		2,160	1,989,425
5.75%, 12/01/2028(a)		754	658,890
Gray Television, Inc. 7.00%, 05/15/2027(a)		806	789,638
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		1,424	1,167,965
6.75%, 10/15/2027(a)		2,212	2,013,915
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		1,225	1,200,782
Nexstar Media, Inc. 4.75%, 11/01/2028(a)		1,060	1,000,545
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)		787	678,929
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		67	45,284
Sunrise FinCo I BV 4.875%, 07/15/2031(a)		202	185,285
TEGNA, Inc. 4.625%, 03/15/2028		401	383,597
4.75%, 03/15/2026(a)		1,000	991,200
Telenet Finance Luxembourg Notes SARL 5.50%, 03/01/2028(a)		800	777,328
Townsquare Media, Inc. 6.875%, 02/01/2026(a)		221	220,699
Univision Communications, Inc. 4.50%, 05/01/2029(a)		2,457	2,206,484
6.625%, 06/01/2027(a)		1,934	1,926,922
7.375%, 06/30/2030(a)		2,600	2,506,972
8.50%, 07/31/2031(a)		840	834,397
Virgin Media Finance PLC 3.75%, 07/15/2030(a)	EUR	210	199,930
5.00%, 07/15/2030(a)	U.S.$	1,153	984,731
Virgin Media Secured Finance PLC 4.50%, 08/15/2030(a)		201	176,737

4 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virgin Media Vendor Financing Notes IV DAC 5.00%, 07/15/2028(a)	U.S.$	2,417	$2,309,782
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		2,878	2,602,547
Ziggo BV 4.875%, 01/15/2030(a)		3,288	3,043,570

			38,616,839

Communications - Telecommunications – 2.1%
Altice Financing SA 2.25%, 01/15/2025(a)	EUR	106	110,548
5.00%, 01/15/2028(a)	U.S.$	1,198	955,956
Altice France SA 5.125%, 07/15/2029(a)		967	736,873
5.50%, 01/15/2028(a)		489	373,166
5.50%, 10/15/2029(a)		1,902	1,462,182
8.125%, 02/01/2027(a)		588	493,891
EchoStar Corp. 10.75%, 11/30/2029		3,232	3,496,668
Level 3 Financing, Inc. 10.75%, 12/15/2030(a)		668	753,920
11.00%, 11/15/2029(a)		564	639,670
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	1,164	1,226,688
Nexstar Media, Inc. 5.625%, 07/15/2027(a)	U.S.$	1,308	1,289,374
United Group BV 7.273% (EURIBOR 3 Month + 4.25%), 02/01/2029(a)(c)	EUR	210	221,432
Vmed O2 UK Financing I PLC 4.25%, 01/31/2031(a)	U.S.$	200	172,818
4.75%, 07/15/2031(a)		1,858	1,637,641
7.75%, 04/15/2032(a)		1,953	1,983,154

			15,553,981

Consumer Cyclical - Automotive – 3.2%
Allison Transmission, Inc. 4.75%, 10/01/2027(a)		197	192,780
5.875%, 06/01/2029(a)		1,587	1,596,823
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028		525	524,464
Aston Martin Capital Holdings Ltd. 10.00%, 03/31/2029(a)		2,141	2,101,648
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	430	453,453
Dana, Inc. 4.25%, 09/01/2030	U.S.$	578	516,345
5.625%, 06/15/2028		165	163,860

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Garrett Motion Holdings, Inc./Garrett LX I SARL 7.75%, 05/31/2032(a)	U.S.$	870	$876,856
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029		2,936	2,745,982
5.25%, 07/15/2031		741	681,409
IHO Verwaltungs GmbH 6.375% (6.375% Cash or 7.125% PIK), 05/15/2029(a)(b)		662	638,115
6.75% (6.75% Cash or 7.5% PIK), 11/15/2029(a)(b)	EUR	520	560,478
7.00% (7.00% Cash or 7.75% PIK), 11/15/2031(a)(b)		539	581,555
7.75% (7.75% Cash or 8.5% PIK), 11/15/2030(a)(b)	U.S.$	1,427	1,430,268
PM General Purchaser LLC 9.50%, 10/01/2028(a)		5,026	5,021,929
Tenneco, Inc. 8.00%, 11/17/2028(a)		1,422	1,349,919
ZF Europe Finance BV 2.00%, 02/23/2026(a)(d)	EUR	300	309,186
ZF Finance GmbH Series E 3.00%, 09/21/2025(a)		200	209,550
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)	U.S.$	1,568	1,556,459
6.75%, 04/23/2030(a)		1,240	1,211,716
6.875%, 04/14/2028(a)		234	235,638
6.875%, 04/23/2032(a)		550	528,847
7.125%, 04/14/2030(a)		447	444,653

			23,931,933

Consumer Cyclical - Entertainment – 3.5%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		1,505	1,438,268
Carnival Corp. 5.75%, 03/01/2027(a)		992	995,165
5.75%, 01/15/2030(a)	EUR	189	213,412
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027	U.S.$	821	816,123
CPUK Finance Ltd. 4.50%, 08/28/2027(a)	GBP	400	482,013
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)	U.S.$	396	397,125

6 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Live Nation Entertainment, Inc. 3.75%, 01/15/2028(a)	U.S.$	300	$285,507
6.50%, 05/15/2027(a)		1,021	1,037,040
Merlin Entertainments Group US Holdings, Inc. 7.375%, 02/15/2031(a)		3,725	3,642,044
Motion Bondco DAC 4.50%, 11/15/2027(a)	EUR	239	236,887
Motion Finco SARL 7.375%, 06/15/2030(a)		329	356,633
NCL Corp., Ltd. 3.625%, 12/15/2024(a)	U.S.$	394	393,389
5.875%, 03/15/2026(a)		1,788	1,788,626
8.375%, 02/01/2028(a)		270	282,174
Royal Caribbean Cruises Ltd. 3.70%, 03/15/2028		1,122	1,071,577
4.25%, 07/01/2026(a)		300	295,545
5.375%, 07/15/2027(a)		647	646,178
5.50%, 08/31/2026(a)		244	244,361
5.50%, 04/01/2028(a)		3,687	3,687,184
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		2,827	2,728,903
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		832	827,915
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		227	224,390
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		4,423	4,320,563

			26,411,022

Consumer Cyclical - Other – 5.7%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		362	340,012
Builders FirstSource, Inc. 4.25%, 02/01/2032(a)		1,000	911,970
5.00%, 03/01/2030(a)		1,634	1,578,444
6.375%, 06/15/2032(a)		400	408,848
CD&R Smokey Buyer, Inc./Radio Systems Corp. 9.50%, 10/15/2029(a)		1,316	1,331,016
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		3,024	2,952,543
5.50%, 04/01/2027(a)		282	281,075
Cirsa Finance International SARL 6.50%, 03/15/2029(a)	EUR	668	743,246
Forestar Group, Inc. 3.85%, 05/15/2026(a)	U.S.$	2,278	2,231,962

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Great Canadian Gaming Corp. 8.75%, 11/15/2029(a)	U.S.$	662	$688,017
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		985	870,139
3.75%, 05/01/2029(a)		2,077	1,939,336
4.875%, 01/15/2030		641	624,571
5.375%, 05/01/2025(a)		105	104,909
5.875%, 04/01/2029(a)		2,483	2,506,266
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		1,024	925,112
5.00%, 06/01/2029(a)		2,690	2,558,244
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)		4,681	4,412,638
MGM Resorts International 4.75%, 10/15/2028		3,541	3,444,614
5.50%, 04/15/2027		115	114,978
Miller Homes Group Finco PLC 7.00%, 05/15/2029(a)	GBP	276	339,033
8.273% (EURIBOR 3 Month + 5.25%), 05/15/2028(a)(c)	EUR	194	206,993
Playtech PLC 4.25%, 03/07/2026(a)		130	137,141
5.875%, 06/28/2028(a)		620	679,290
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028	U.S.$	1,260	1,223,800
Standard Industries, Inc./NY 4.75%, 01/15/2028(a)		1,512	1,467,290
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		22	22,133
5.875%, 06/15/2027(a)		3,747	3,788,180
Thor Industries, Inc. 4.00%, 10/15/2029(a)		821	753,448
Travel + Leisure Co. 4.50%, 12/01/2029(a)		2,667	2,516,875
6.625%, 07/31/2026(a)		2,088	2,113,014
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028(a)		984	941,609

			43,156,746

Consumer Cyclical - Restaurants – 0.8%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		1,208	1,117,400
3.875%, 01/15/2028(a)		1,161	1,107,118
4.00%, 10/15/2030(a)		1,583	1,436,667
4.375%, 01/15/2028(a)		1,427	1,373,188
Papa John’s International, Inc. 3.875%, 09/15/2029(a)		279	253,346

8 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Yum! Brands, Inc. 4.75%, 01/15/2030(a)	U.S.$	1,054	$1,020,146

			6,307,865

Consumer Cyclical - Retailers – 4.0%
Arko Corp. 5.125%, 11/15/2029(a)		814	750,215
Bath & Body Works, Inc. 5.25%, 02/01/2028		650	646,562
Beacon Roofing Supply, Inc. 4.125%, 05/15/2029(a)		65	62,492
Carvana Co. 12.00% (9.00% Cash or 12.00% PIK), 12/01/2028(a)(b)(d)		1,263	1,345,183
13.00% (11.00% Cash or 13.00% PIK), 06/01/2030(a)(b)(d)		2,076	2,278,701
FirstCash, Inc. 4.625%, 09/01/2028(a)		1,823	1,748,512
Global Auto Holdings Ltd./AAG FH UK Ltd. 8.375%, 01/15/2029(a)		3,946	3,645,354
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		3,008	2,843,402
Hanesbrands, Inc. 4.875%, 05/15/2026(a)		3,263	3,223,257
LCM Investments Holdings II LLC 4.875%, 05/01/2029(a)		1,995	1,884,158
Levi Strauss & Co. 3.50%, 03/01/2031(a)		1,186	1,050,156
Murphy Oil USA, Inc. 4.75%, 09/15/2029		2,541	2,452,090
PetSmart, Inc./PetSmart Finance Corp. 4.75%, 02/15/2028(a)		2,056	1,963,521
7.75%, 02/15/2029(a)		1,226	1,207,095
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		1,889	1,774,338
Under Armour, Inc. 3.25%, 06/15/2026		783	758,046
VF Corp. 2.95%, 04/23/2030		1,221	1,054,736
Walgreens Boots Alliance, Inc. 8.125%, 08/15/2029		1,261	1,270,495

			29,958,313

Consumer Non-Cyclical – 7.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/2026(a)		200	193,580
4.625%, 01/15/2027(a)		1,544	1,513,182

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.50%, 02/15/2028(a)	U.S.$	115	$116,950
7.50%, 03/15/2026(a)		185	186,565
Bausch + Lomb Corp. 8.375%, 10/01/2028(a)		1,984	2,078,577
Bausch Health Cos., Inc. 11.00%, 09/30/2028(a)		1,723	1,692,761
CAB SELAS 3.375%, 02/01/2028(a)	EUR	859	835,284
Cheplapharm Arzneimittel GmbH 5.50%, 01/15/2028(a)	U.S.$	1,667	1,602,470
7.50%, 05/15/2030(a)	EUR	1,040	1,138,948
CHS/Community Health Systems, Inc. 5.625%, 03/15/2027(a)	U.S.$	2,084	2,014,207
DaVita, Inc. 4.625%, 06/01/2030(a)		3,315	3,105,824
Embecta Corp. 5.00%, 02/15/2030(a)		2,992	2,780,136
6.75%, 02/15/2030(a)		366	339,849
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		1,030	828,542
Fortrea Holdings, Inc. 7.50%, 07/01/2030(a)		2,909	2,947,050
Grifols SA 3.875%, 10/15/2028(a)	EUR	481	443,014
4.75%, 10/15/2028(a)	U.S.$	2,915	2,656,848
Gruenenthal GmbH 4.125%, 05/15/2028(a)	EUR	907	954,219
Hologic, Inc. 3.25%, 02/15/2029(a)	U.S.$	115	105,714
Iceland Bondco PLC 8.523% (EURIBOR 3 Month + 5.50%), 12/15/2027(a)(c)	EUR	199	211,796
10.875%, 12/15/2027(a)	GBP	118	158,628
IQVIA, Inc. 1.75%, 03/15/2026(a)	EUR	798	827,255
Lamb Weston Holdings, Inc. 4.875%, 05/15/2028(a)	U.S.$	1,756	1,721,600
LifePoint Health, Inc. 11.00%, 10/15/2030(a)		338	373,230
Medline Borrower LP 3.875%, 04/01/2029(a)		2,279	2,137,269
ModivCare, Inc. 5.00%, 10/01/2029(a)		1,596	1,092,079
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		4,793	3,326,007
Newell Brands, Inc. 5.70%, 04/01/2026(d)		763	766,640

10 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 09/15/2027	U.S.$	42	$42,754
6.375%, 05/15/2030		997	1,014,039
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		4,080	3,876,163
Owens & Minor, Inc. 4.50%, 03/31/2029(a)		6	5,442
6.625%, 04/01/2030(a)		844	816,941
Performance Food Group, Inc. 5.50%, 10/15/2027(a)		1,606	1,598,339
Post Holdings, Inc. 4.625%, 04/15/2030(a)		2,361	2,213,343
5.50%, 12/15/2029(a)		890	870,331
5.625%, 01/15/2028(a)		100	100,938
6.25%, 02/15/2032(a)		1,065	1,079,005
Premier Foods Finance PLC 3.50%, 10/15/2026(a)	GBP	200	247,496
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)	U.S.$	3,833	3,607,505
Tenet Healthcare Corp. 4.625%, 06/15/2028		2,402	2,332,222
6.125%, 06/15/2030		750	752,678
US Foods, Inc. 4.75%, 02/15/2029(a)		1,865	1,801,310

			56,506,730

Energy – 8.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 06/15/2029(a)		150	147,039
5.75%, 01/15/2028(a)		107	106,677
Buckeye Partners LP 3.95%, 12/01/2026		1,074	1,047,870
4.125%, 03/01/2025(a)		852	847,723
4.50%, 03/01/2028(a)		3,243	3,127,322
6.875%, 07/01/2029(a)		732	747,628
California Resources Corp. 8.25%, 06/15/2029(a)		396	406,534
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		356	357,545
7.00%, 06/15/2025(a)		1,631	1,633,153
8.375%, 01/15/2029(a)		1,075	1,118,258
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		908	894,680
8.375%, 07/01/2028(a)		2,510	2,619,361
CNX Resources Corp. 6.00%, 01/15/2029(a)		4,245	4,247,080

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Genesis Energy LP/Genesis Energy Finance Corp. 8.25%, 01/15/2029	U.S.$	885	$905,558
8.875%, 04/15/2030		533	554,906
Harvest Midstream I LP 7.50%, 09/01/2028(a)		1,387	1,418,221
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		271	254,859
5.125%, 06/15/2028(a)		2,221	2,183,310
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		11	10,683
6.00%, 04/15/2030(a)		2,266	2,186,849
6.25%, 11/01/2028(a)		1,400	1,389,486
6.25%, 04/15/2032(a)		1,357	1,290,426
Howard Midstream Energy Partners LLC 8.875%, 07/15/2028(a)		3,631	3,854,306
ITT Holdings LLC 6.50%, 08/01/2029(a)		1,094	1,025,625
Kodiak Gas Services LLC 7.25%, 02/15/2029(a)		319	329,766
Kraken Oil & Gas Partners LLC 7.625%, 08/15/2029(a)		378	374,968
Murphy Oil Corp. 6.375%, 07/15/2028		517	524,621
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		2,930	2,935,684
New Fortress Energy, Inc. 6.50%, 09/30/2026(a)		2,690	2,515,150
8.75%, 03/15/2029(a)		2,454	2,004,771
NFE Financing LLC 12.00%, 11/15/2029(a)		1,113	1,113,852
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(a)		2,878	2,939,244
NuStar Logistics LP 5.625%, 04/28/2027		1,061	1,063,525
5.75%, 10/01/2025		2,168	2,165,875
PBF Holding Co., LLC/PBF Finance Corp. 6.00%, 02/15/2028		4,152	4,107,200
7.875%, 09/15/2030(a)		100	102,624
Summit Midstream Holdings LLC 8.625%, 10/31/2029(a)		50	52,328
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		392	374,340
7.00%, 09/15/2028(a)		3,607	3,718,023
Talos Production, Inc. 9.00%, 02/01/2029(a)		610	638,060

12 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transocean, Inc. 8.75%, 02/15/2030(a)	U.S.$	1,488	$1,550,615
Venture Global Calcasieu Pass LLC 6.25%, 01/15/2030(a)		370	378,910
Venture Global LNG, Inc. 7.00%, 01/15/2030(a)		1,851	1,894,221
8.375%, 06/01/2031(a)		1,064	1,122,382
9.50%, 02/01/2029(a)		691	772,013
9.875%, 02/01/2032(a)		250	277,872

			63,331,143

Other Industrial – 0.8%
AECOM 5.125%, 03/15/2027		1,187	1,181,302
Belden, Inc. 3.375%, 07/15/2031(a)	EUR	693	705,048
Benteler International AG 10.50%, 05/15/2028(a)	U.S.$	563	588,724
Gates Corp./DE 6.875%, 07/01/2029(a)		340	350,166
Steelcase, Inc. 5.125%, 01/18/2029		200	194,852
Velocity Vehicle Group LLC 8.00%, 06/01/2029(a)		2,902	3,027,134
Verde Purchaser LLC 10.50%, 11/30/2030(a)		240	256,994

			6,304,220

Services – 4.4%
Allied Universal Holdco LLC 7.875%, 02/15/2031(a)		3,343	3,422,764
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(a)	EUR	160	160,693
4.625%, 06/01/2028(a)	U.S.$	3,974	3,738,651
ANGI Group LLC 3.875%, 08/15/2028(a)		959	870,791
Aramark Services, Inc. 5.00%, 04/01/2025(a)		506	505,226
5.00%, 02/01/2028(a)		2,958	2,899,727
Block, Inc. 2.75%, 06/01/2026		3,551	3,428,526
Cars.com, Inc. 6.375%, 11/01/2028(a)		1,545	1,542,173
Garda World Security Corp. 4.625%, 02/15/2027(a)		2,945	2,865,426
6.00%, 06/01/2029(a)		1,441	1,367,206
7.75%, 02/15/2028(a)		493	511,276

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Matthews International Corp. 8.625%, 10/01/2027(a)	U.S.$	725	$758,843
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		748	543,085
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		300	282,087
5.75%, 04/15/2026(a)		5,809	5,810,510
Service Corp. International/US 4.625%, 12/15/2027		1,301	1,278,155
Techem Verwaltungsgesellschaft 675 mbH 5.375%, 07/15/2029(a)	EUR	777	842,210
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)	U.S.$	2,513	2,312,287

			33,139,636

Technology – 1.7%
Almaviva-The Italian Innovation Co. SpA 5.00%, 10/30/2030(a)	EUR	1,870	1,979,401
Ellucian Holdings, Inc. 6.50%, 12/01/2029(a)	U.S.$	766	779,558
Gen Digital, Inc. 6.75%, 09/30/2027(a)		1,307	1,332,395
GoTo Group, Inc. 5.50%, 05/01/2028(a)		608	345,661
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL 8.75%, 05/01/2029(a)		115	117,494
Open Text Corp. 3.875%, 02/15/2028(a)		582	548,715
Playtika Holding Corp. 4.25%, 03/15/2029(a)		2,957	2,718,518
Rackspace Finance LLC 3.50%, 05/15/2028(a)		1,075	670,399
Seagate HDD Cayman 4.875%, 06/01/2027		400	396,492
Virtusa Corp. 7.125%, 12/15/2028(a)		269	259,884
Western Digital Corp. 4.75%, 02/15/2026		3,686	3,653,600

			12,802,117

Transportation - Airlines – 0.9%
Allegiant Travel Co. 7.25%, 08/15/2027(a)		1,687	1,679,493
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		1,304	1,302,798
5.75%, 04/20/2029(a)		1,563	1,559,296

14 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avianca Midco 2 PLC 9.00%, 12/01/2028(a)	U.S.$	507	$501,318
JetBlue Airways Corp./JetBlue Loyalty LP 9.875%, 09/20/2031(a)		860	904,548
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)(e)(f)		716	529,092

			6,476,545

Transportation - Services – 2.7%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.25%, 10/15/2026(a)	EUR	253	268,728
6.125%, 10/15/2026(a)	U.S.$	2,850	2,853,106
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)		2,155	2,041,000
5.375%, 03/01/2029(a)		1,437	1,366,084
5.75%, 07/15/2027(a)		69	68,238
8.25%, 01/15/2030(a)		999	1,038,630
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)	EUR	1,295	1,333,845
Boels Topholding BV 6.25%, 02/15/2029(a)		492	542,863
Dcli Bidco LLC 7.75%, 11/15/2029(a)	U.S.$	656	679,406
Hertz Corp. (The) 4.625%, 12/01/2026(a)		2,291	1,962,173
5.00%, 12/01/2029(a)		921	637,240
12.625%, 07/15/2029(a)		1,854	2,009,143
Loxam SAS 4.50%, 02/15/2027(a)	EUR	104	110,637
6.375%, 05/31/2029(a)		205	227,616
Mundys SpA 1.875%, 02/12/2028(a)		573	576,317
NAC Aviation 29 DAC 4.75%, 06/30/2026	U.S.$	285	274,276
PROG Holdings, Inc. 6.00%, 11/15/2029(a)		3,129	3,056,689
United Rentals North America, Inc. 4.875%, 01/15/2028		1,582	1,557,938

			20,603,929

			482,555,503

Financial Institutions – 7.8%
Banking – 0.7%
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(a)		144	143,762
9.75%, 03/15/2029(a)		4,120	4,421,667

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Freedom Mortgage Corp. 12.00%, 10/01/2028(a)	U.S.$	600	$652,080
12.25%, 10/01/2030(a)		340	377,145

			5,594,654

Brokerage – 1.4%
AG Issuer LLC 6.25%, 03/01/2028(a)		2,147	2,129,287
AG TTMT Escrow Issuer LLC 8.625%, 09/30/2027(a)		2,036	2,113,389
Aretec Group, Inc. 10.00%, 08/15/2030(a)		3,533	3,910,042
Focus Financial Partners LLC 6.75%, 09/15/2031(a)		1,120	1,129,520
VFH Parent LLC/Valor Co-Issuer, Inc. 7.50%, 06/15/2031(a)		1,068	1,103,436

			10,385,674

Finance – 3.9%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		2,319	2,330,502
Curo Group Holdings Corp. 13.00%, 08/01/2028(g)		1,040	1,078,526
Enova International, Inc. 9.125%, 08/01/2029(a)		2,270	2,382,274
11.25%, 12/15/2028(a)		1,667	1,808,345
Freedom Mortgage Holdings LLC 9.25%, 02/01/2029(a)		1,508	1,563,329
GGAM Finance Ltd. 7.75%, 05/15/2026(a)		788	803,413
8.00%, 02/15/2027(a)		674	698,116
8.00%, 06/15/2028(a)		1,711	1,807,808
goeasy Ltd. 7.625%, 07/01/2029(a)		1,950	2,023,242
9.25%, 12/01/2028(a)		954	1,020,723
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		4,845	4,533,079
Midcap Financial Issuer Trust 6.50%, 05/01/2028(a)		4,771	4,665,132
Navient Corp. 4.875%, 03/15/2028		1,873	1,800,852
5.50%, 03/15/2029		944	904,229
6.75%, 06/25/2025		607	610,144
9.375%, 07/25/2030		929	1,023,321
SLM Corp. 4.20%, 10/29/2025		306	301,851

			29,354,886

16 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.5%
Acrisure LLC/Acrisure Finance, Inc. 4.25%, 02/15/2029(a)	U.S.$	1,777	$1,681,273
7.50%, 11/06/2030(a)		253	258,371
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.50%, 10/01/2031(a)		1,434	1,434,430
6.75%, 04/15/2028(a)		254	256,512
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		569	540,089

			4,170,675

Other Finance – 0.4%
Encore Capital Group, Inc. 8.50%, 05/15/2030(a)		1,681	1,780,566
9.25%, 04/01/2029(a)		1,118	1,200,441

			2,981,007

REITs – 0.9%
Aedas Homes Opco SL 4.00%, 08/15/2026(a)	EUR	826	869,551
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	908	874,177
Five Point Operating Co. LP/Five Point Capital Corp. 10.50%, 01/15/2028(a)(d)		745	760,546
Iron Mountain, Inc. 5.25%, 03/15/2028(a)		767	754,682
Service Properties Trust 8.375%, 06/15/2029		3,516	3,492,021
Vivion Investments SARL Series E 8.00%, 02/28/2029(a)(b)(d)	EUR	1	729

			6,751,706

			59,238,602

Utility – 2.2%
Electric – 2.2%
Calpine Corp. 4.50%, 02/15/2028(a)	U.S.$	4,686	4,533,939
NextEra Energy Operating Partners LP 3.875%, 10/15/2026(a)		3,391	3,239,253
4.50%, 09/15/2027(a)		998	949,098
7.25%, 01/15/2029(a)		1,024	1,045,688
NRG Energy, Inc. 3.375%, 02/15/2029(a)		3,207	2,937,773
3.625%, 02/15/2031(a)		2,109	1,879,836
5.25%, 06/15/2029(a)		1,118	1,097,708

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PG&E Corp. 5.00%, 07/01/2028	U.S.$	886	$871,930
Vistra Operations Co., LLC 5.50%, 09/01/2026(a)		288	287,721
5.625%, 02/15/2027(a)		11	10,995

			16,853,941

Total Corporates - Non-Investment Grade (cost $553,341,284)			558,648,046

CORPORATES - INVESTMENT GRADE – 15.0%
Industrial – 9.2%
Basic – 0.1%
Westlake Corp. 3.60%, 08/15/2026		843	826,755

Capital Goods – 0.6%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		588	592,410
7.00%, 07/28/2030(a)		370	391,331
Regal Rexnord Corp. 6.05%, 04/15/2028		103	105,849
6.30%, 02/15/2030		468	487,801
Rolls-Royce PLC 3.625%, 10/14/2025(a)		3,277	3,233,121

			4,810,512

Communications - Media – 1.9%
DirecTV Financing LLC 8.875%, 02/01/2030(a)		1,455	1,466,989
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		5,765	5,659,731
Paramount Global 3.70%, 06/01/2028		553	525,107
4.20%, 06/01/2029		510	486,183
Pinewood Finco PLC 3.25%, 09/30/2025(a)	GBP	620	773,559
Warnermedia Holdings, Inc. 4.054%, 03/15/2029	U.S.$	2,300	2,177,801
4.279%, 03/15/2032		3,442	3,109,950

			14,199,320

Consumer Cyclical - Automotive – 1.4%
Adient Global Holdings Ltd. 7.00%, 04/15/2028(a)		504	515,128
Ford Motor Credit Co., LLC 2.70%, 08/10/2026		254	243,652
4.95%, 05/28/2027		731	726,387

18 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.80%, 03/08/2029	U.S.$	846	$854,917
7.35%, 11/04/2027		1,437	1,515,834
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		796	756,407
Jaguar Land Rover Automotive PLC 4.50%, 10/01/2027(a)		1,565	1,511,242
5.50%, 07/15/2029(a)		1,075	1,050,856
6.875%, 11/15/2026(a)	EUR	478	532,217
7.75%, 10/15/2025(a)	U.S.$	293	293,073
Nissan Motor Acceptance Co., LLC 1.85%, 09/16/2026(a)		23	21,266
2.75%, 03/09/2028(a)		335	299,095
5.30%, 09/13/2027(a)		618	602,698
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,110	1,052,802
4.81%, 09/17/2030(a)		405	367,238

			10,342,812

Consumer Cyclical - Entertainment – 0.7%
Carnival Corp. 4.00%, 08/01/2028(a)		4,226	4,025,476
Mattel, Inc. 3.375%, 04/01/2026(a)		1,100	1,074,172

			5,099,648

Consumer Cyclical - Other – 1.1%
Flutter Treasury DAC 5.00%, 04/29/2029(a)	EUR	139	152,775
6.375%, 04/29/2029(a)	U.S.$	205	208,850
GENM Capital Labuan Ltd. 3.882%, 04/19/2031(a)		204	181,624
International Game Technology PLC 3.50%, 06/15/2026(a)	EUR	300	316,309
5.25%, 01/15/2029(a)	U.S.$	55	54,052
6.25%, 01/15/2027(a)		202	204,087
Las Vegas Sands Corp. 2.90%, 06/25/2025		3,246	3,204,029
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)		4,500	4,018,275

			8,340,001

Consumer Cyclical - Retailers – 0.0%
Macy’s Retail Holdings LLC 5.875%, 03/15/2030(a)		327	314,764

Consumer Non-Cyclical – 0.1%
Avantor Funding, Inc. 2.625%, 11/01/2025(a)	EUR	346	361,575

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 1.0%
EnLink Midstream Partners LP 4.15%, 06/01/2025	U.S.$	306	$304,445
4.85%, 07/15/2026		2,375	2,371,889
EQM Midstream Partners LP 4.125%, 12/01/2026		1,878	1,878,000
4.50%, 01/15/2029(a)		218	211,458
5.50%, 07/15/2028		480	488,947
6.50%, 07/01/2027(a)		1,101	1,128,492
Harbour Energy PLC 5.50%, 10/15/2026(a)		315	313,204
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		242	206,712
Var Energi ASA 7.50%, 01/15/2028(a)		703	749,082

			7,652,229

Other Industrial – 0.9%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		4,463	4,285,640
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)		2,527	2,598,464

			6,884,104

Services – 0.0%
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV 8.50%, 01/15/2031(a)	GBP	132	180,011

Technology – 0.1%
Broadcom, Inc. 4.926%, 05/15/2037(a)	U.S.$	200	194,376
CDW LLC/CDW Finance Corp. 3.276%, 12/01/2028		406	380,077

			574,453

Transportation - Airlines – 1.2%
Air Canada 3.875%, 08/15/2026(a)		2,607	2,535,386
AS Mileage Plan IP Ltd. 5.021%, 10/20/2029(a)		762	745,533
United Airlines, Inc. 4.375%, 04/15/2026(a)		5,202	5,128,184
4.625%, 04/15/2029(a)		476	457,602

			8,866,705

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		169	155,234
5.875%, 07/05/2034(a)		83	82,162

			237,396

20 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 4.375%, 07/03/2029(a)	U.S.$	202	$176,245
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		291	290,677

			466,922

			69,157,207

Financial Institutions – 5.7%
Banking – 5.1%
AIB Group PLC 6.608%, 09/13/2029(a)		319	336,631
Ally Financial, Inc. 5.75%, 11/20/2025		775	778,294
6.848%, 01/03/2030		1,201	1,260,762
8.00%, 11/01/2031		809	911,258
Banco Santander SA 4.175%, 03/24/2028		400	392,688
5.179%, 11/19/2025		400	399,912
9.625%, 05/21/2033(h)		1,000	1,151,590
Bank of Ireland Group PLC 5.601%, 03/20/2030(a)		752	768,176
Barclays PLC 5.69%, 03/12/2030		1,323	1,351,352
CaixaBank SA 5.673%, 03/15/2030(a)		1,324	1,349,633
5.875%, 10/09/2027(a)(h)	EUR	200	214,244
6.684%, 09/13/2027(a)	U.S.$	718	738,642
Capital One Financial Corp. 5.463%, 07/26/2030		1,573	1,596,438
5.70%, 02/01/2030		751	769,384
Citigroup, Inc. Series AA 7.625%, 11/15/2028(h)		205	217,220
Series V 4.70%, 01/30/2025(h)		147	146,521
Series W 4.00%, 12/10/2025(h)		207	202,363
Series X 3.875%, 02/18/2026(h)		154	149,349
Deutsche Bank AG/New York NY 3.729%, 01/14/2032		3,517	3,105,300
7.146%, 07/13/2027		574	592,925
HSBC Holdings PLC 5.546%, 03/04/2030		3,287	3,344,194
Intesa Sanpaolo SpA 4.198%, 06/01/2032(a)		2,636	2,332,385
5.71%, 01/15/2026(a)		2,436	2,443,966
7.00%, 11/21/2025(a)		200	203,720

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lloyds Banking Group PLC 4.976%, 08/11/2033	U.S.$	403	$396,645
7.953%, 11/15/2033		243	277,197
PNC Financial Services Group, Inc. (The) Series R 8.317% (CME Term SOFR 3 Month + 3.30%), 12/02/2024(c)(h)		517	517,000
Santander Holdings USA, Inc. 5.353%, 09/06/2030		943	943,000
6.174%, 01/09/2030		145	149,482
6.499%, 03/09/2029		341	354,128
Societe Generale SA 5.519%, 01/19/2028(a)		2,545	2,561,390
Synchrony Financial 5.935%, 08/02/2030		610	623,566
Truist Financial Corp. Series L 8.31% (CME Term SOFR 3 Month + 3.36%), 12/16/2024(c)(h)		842	842,724
Series N 6.669%, 03/01/2025(h)		626	623,458
UBS Group AG 3.875%, 06/02/2026(a)(h)		445	424,009
4.375%, 02/10/2031(a)(h)		507	430,068
UniCredit SpA 1.982%, 06/03/2027(a)		222	211,906
2.569%, 09/22/2026(a)		482	471,435
5.861%, 06/19/2032(a)		1,312	1,312,866
7.296%, 04/02/2034(a)		2,175	2,284,207
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(h)		878	853,117

			38,033,145

Finance – 0.1%
Aviation Capital Group LLC 4.125%, 08/01/2025(a)		3	2,979
4.875%, 10/01/2025(a)		31	30,949
Blackstone Private Credit Fund 3.25%, 03/15/2027		429	410,399
FS KKR Capital Corp. 3.125%, 10/12/2028		115	104,833
3.40%, 01/15/2026		115	112,560

			661,720

Insurance – 0.2%
Athene Global Funding 1.985%, 08/19/2028(a)		562	506,047

22 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

2.55%, 11/19/2030(a)	U.S.$	117	$101,744
2.717%, 01/07/2029(a)		212	194,003
5.583%, 01/09/2029(a)		93	95,023
Centene Corp. 4.625%, 12/15/2029		20	19,171
Hartford Financial Services Group, Inc. (The) Series ICON 6.91% (CME Term SOFR 3 Month + 2.39%), 02/12/2047(a)(c)		859	794,111

			1,710,099

REITs – 0.3%
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		79	79,088
Newmark Group, Inc. 7.50%, 01/12/2029		1,412	1,496,988
Omega Healthcare Investors, Inc. 3.375%, 02/01/2031		440	396,858
Sabra Health Care LP 3.90%, 10/15/2029		334	314,825
Trust Fibra Uno 4.869%, 01/15/2030(a)		211	190,362

			2,478,121

			42,883,085

Utility – 0.1%
Electric – 0.1%
Adani Electricity Mumbai Ltd. 3.949%, 02/12/2030(a)		200	164,526
Alexander Funding Trust II 7.467%, 07/31/2028(a)		120	127,856
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)		166	159,658
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)		427	378,749
Pacific Gas and Electric Co. 5.55%, 05/15/2029		384	393,827

			1,224,616

Total Corporates - Investment Grade (cost $111,490,143)			113,264,908

EMERGING MARKETS - CORPORATE BONDS – 2.8%
Industrial – 2.6%
Basic – 0.5%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		486	364,271

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)	U.S.$	341	$319,368
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		719	714,024
CSN Resources SA 7.625%, 04/17/2026(a)		274	273,378
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		1,197	1,191,542
9.375%, 03/01/2029(a)		549	585,893
Volcan Cia Minera SAA 8.75%, 01/24/2030(a)		128	122,230

			3,570,706

Communications - Media – 0.1%
RCS & RDS SA 3.25%, 02/05/2028(a)	EUR	200	203,002
Telecomunicaciones Digitales SA 4.50%, 01/30/2030(a)	U.S.$	205	186,614

			389,616

Communications - Telecommunications – 0.0%
C&W Senior Finance Ltd. 6.875%, 09/15/2027(a)		200	198,304

Consumer Cyclical - Other – 1.0%
Allwyn International AS 3.875%, 02/15/2027(a)	EUR	805	847,053
Melco Resorts Finance Ltd. 4.875%, 06/06/2025(a)	U.S.$	815	806,850
5.375%, 12/04/2029(a)		428	392,823
5.625%, 07/17/2027(a)		356	344,207
5.75%, 07/21/2028(a)		1,178	1,121,677
MGM China Holdings Ltd. 5.25%, 06/18/2025(a)		1,482	1,475,053
5.875%, 05/15/2026(a)		216	215,123
Studio City Finance Ltd. 6.00%, 07/15/2025(a)		468	466,362
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		1,775	1,756,695
5.625%, 08/26/2028(a)		345	330,122

			7,755,965

Consumer Non-Cyclical – 0.6%
BRF SA 4.875%, 01/24/2030(a)		784	738,822
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		113	106,503

24 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	482	$507,510
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/2026	U.S.$	490	469,175
4.75%, 05/09/2027		2,675	2,604,701
5.125%, 05/09/2029		372	362,700
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(e)(g)(i)(j)(k)		422	42

			4,789,453

Energy – 0.4%
Ecopetrol SA 8.625%, 01/19/2029		216	229,463
Gran Tierra Energy, Inc. 9.50%, 10/15/2029(a)		216	204,440
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(a)		200	198,576
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		754	749,640
Medco Bell Pte Ltd. 6.375%, 01/30/2027(a)		357	355,215
Oleoducto Central SA 4.00%, 07/14/2027(a)		560	530,287
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		578	533,384

			2,801,005

			19,505,049

Financial Institutions – 0.1%
Banking – 0.1%
Bank Tabungan Negara Persero TBK PT 4.20%, 01/23/2025(a)		452	449,812

Brokerage – 0.0%
Banco BTG Pactual SA/Cayman Islands 4.50%, 01/10/2025(a)		355	352,693

			802,505

Utility – 0.1%
Electric – 0.1%
India Clean Energy Holdings 4.50%, 04/18/2027(a)		200	187,000
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		247	238,412
Terraform Global Operating LP 6.125%, 03/01/2026(a)		108	107,956

			533,368

Total Emerging Markets - Corporate Bonds (cost $21,389,321)			20,840,922

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 1.9%
Industrial – 1.8%
Capital Goods – 0.1%
ACProducts Holdings, Inc. 9.115% (SOFR 3 Month + 4.25%), 05/17/2028(l)	U.S.$	653	$520,817

Communications - Media – 0.6%
Coral-US Co-Borrower LLC 7.724% (SOFR 1 Month + 3.00%), 10/15/2029(l)		320	320,627
DirecTV Financing LLC 10.097% (SOFR 3 Month + 5.25%), 08/02/2029(l)		2,197	2,163,653
Gray Television, Inc. 7.786% (SOFR 1 Month + 3.00%), 12/01/2028(l)		1,920	1,766,400

			4,250,680

Communications - Telecommunications – 0.1%
Crown Subsea Communications Holding, Inc. 8.573% (SOFR 1 Month + 4.00%), 01/30/2031(l)		478	483,980

Consumer Non-Cyclical – 0.3%
Bausch + Lomb Corporation 7.938% (SOFR 1 Month + 3.25%), 05/10/2027(l)		985	987,782
Gainwell Acquisition Corp. 8.704% (SOFR 3 Month + 4.00%), 10/01/2027(l)		385	368,102
Neptune BidCo US, Inc. 9.758% (SOFR 3 Month + 5.00%), 04/11/2029(l)		746	678,313
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 9.354% (SOFR 3 Month + 4.75%), 12/15/2027(l)		523	526,993

			2,561,190

Other Industrial – 0.0%
American Tire Distributors, Inc. 13.159% (SOFR 3 Month + 8.25%), 10/20/2028(l)		1,110	244,653

Technology – 0.4%
Ascend Learning LLC 10.423% (SOFR 1 Month + 5.75%), 12/10/2029(l)		300	299,250

26 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clover Holding 2 LLC 11/01/2031(g)(m)	U.S.$	1,805	$1,795,975
Loyalty Ventures, Inc. 14.00% (PRIME 3 Month + 5.50%), 11/03/2027(f)(g)(j)(l)		550	4,124
MedAssets Software Intermediate Holdings, Inc. 7.750% (SOFR + 4.00%), 12/17/2029(g)(l)		132	85,140
8.725% (SOFR + 4.00%), 12/17/2028(g)(l)		24	20,940
Playtika Holding Corp. 7.437% (SOFR 1 Month + 2.75%), 03/13/2028(l)		779	781,597

			2,987,026

Transportation - Airlines – 0.3%
AS Mileage Plan IP Ltd. 10/15/2031(m)		820	823,420
Jetblue Airways Corp. 10.274% (SOFR 6 Month + 5.50%), 08/27/2029(l)		860	869,142
SkyMiles IP Ltd. (Delta Air Lines, Inc.) 8.367% (SOFR 3 Month + 3.75%), 10/20/2027(l)		414	422,020

			2,114,582

			13,162,928

Financial Institutions – 0.1%
Finance – 0.0%
Orbit Private Holdings I Ltd. 10.014% (SOFR 6 Month + 4.50%), 12/11/2028(g)(l)		107	108,179

Insurance – 0.1%
Asurion LLC 8.923% (SOFR 1 Month + 4.25%), 08/19/2028(l)		975	978,631

			1,086,810

Total Bank Loans (cost $15,759,259)			14,249,738

EMERGING MARKETS - SOVEREIGNS – 0.8%
Angola – 0.2%
Angolan Government International Bond 9.125%, 11/26/2049(a)		850	694,875
9.50%, 11/12/2025(a)		710	715,769

			1,410,644

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bahrain – 0.1%
Bahrain Government International Bond 7.00%, 10/12/2028(a)	U.S.$	570	$589,597

Brazil – 0.1%
Brazilian Government International Bond 2.875%, 06/06/2025		547	538,636

Egypt – 0.0%
Egypt Government International Bond 7.50%, 01/31/2027(a)		200	199,438

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 03/03/2028(a)		760	756,382

Lebanon – 0.0%
Lebanon Government International Bond 6.85%, 03/23/2027(a)(e)(f)		11	1,018
Series E 6.10%, 10/04/2022(a)(e)(i)		210	19,425
Series G 6.60%, 11/27/2026(a)(e)(f)		51	4,717

			25,160

Nigeria – 0.1%
Nigeria Government International Bond 7.625%, 11/28/2047(a)		639	484,042

Senegal – 0.1%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	499	497,234
6.75%, 03/13/2048(a)	U.S.$	483	348,364

			845,598

South Africa – 0.1%
Republic of South Africa Government International Bond 4.30%, 10/12/2028		208	197,080
4.85%, 09/27/2027		540	529,875

			726,955

Ukraine – 0.0%
Ukraine Government International Bond 0.00%, 02/01/2030(a)(d)		16	8,242
0.00%, 02/01/2034(a)(d)		61	23,972
1.75%, 02/01/2035(a)(d)		119	60,889
1.75%, 02/01/2036(a)(d)		89	44,864

			137,967

Total Emerging Markets - Sovereigns (cost $6,392,219)			5,714,419

28 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.4%
CLO - Floating Rate – 0.4%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 6.909% (CME Term SOFR 3 Month + 2.26%), 04/17/2033(a)(c)	U.S.$	644	$644,751
Crown Point CLO 11 Ltd. Series 2021-11A, Class D 8.509% (CME Term SOFR 3 Month + 3.86%), 01/17/2034(a)(c)		250	250,635
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 5.909% (CME Term SOFR 3 Month + 1.29%), 04/26/2031(a)(c)		239	239,099
Magnetite XXV Ltd. Series 2020-25A, Class D 8.188% (CME Term SOFR 3 Month + 3.56%), 01/25/2032(a)(c)		250	250,873
Palmer Square CLO Ltd. Series 2021-3A, Class D 7.868% (CME Term SOFR 3 Month + 3.21%), 01/15/2035(a)(c)		500	502,539
Regatta XIX Funding Ltd. Series 2022-1A, Class D 7.917% (CME Term SOFR 3 Month + 3.30%), 04/20/2035(a)(c)		377	378,506
Regatta XX Funding Ltd. Series 2021-2A, Class D 8.018% (CME Term SOFR 3 Month + 3.36%), 10/15/2034(a)(c)		250	251,306
Rockford Tower CLO Ltd. Series 2021-2A, Class D 8.129% (CME Term SOFR 3 Month + 3.51%), 07/20/2034(a)(c)		250	247,534
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 5.918% (CME Term SOFR 3 Month + 1.26%), 04/15/2031(a)(c)		273	273,305

Total Collateralized Loan Obligations (cost $3,032,753)			3,038,548

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Mexico – 0.1%
Petroleos Mexicanos 6.49%, 01/23/2027	U.S.$	1,127	$1,104,111
6.75%, 09/21/2047		191	136,546
6.95%, 01/28/2060		58	41,331

			1,281,988

Oman – 0.1%
Lamar Funding Ltd. 3.958%, 05/07/2025(a)		631	625,529

South Africa – 0.1%
Transnet SOC Ltd. 8.25%, 02/06/2028(a)		370	379,250

Total Quasi-Sovereigns (cost $2,358,175)			2,286,767

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.1%
CD Mortgage Trust Series 2016-CD1, Class XA 1.477%, 08/10/2049(n)		3,588	45,712
Citigroup Commercial Mortgage Trust Series 2017-C4, Class XA 1.125%, 10/12/2050(n)		2,441	54,027
Commercial Mortgage Trust Series 2012-CR3, Class D 4.292%, 10/15/2045(a)		100	69,596
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.297%, 08/10/2044(a)		210	163,020
Series 2011-GC5, Class D 5.297%, 08/10/2044(a)		236	129,177
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class C 4.707%, 11/15/2047		225	185,543
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.748%, 10/15/2049(n)		2,079	44,283
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 5.149%, 06/15/2044(a)		25	21,840

			713,198

30 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.1%
BFLD Mortgage Trust Series 2021-FPM, Class A 6.325% (CME Term SOFR 1 Month + 1.71%), 06/15/2038(a)(c)	U.S.$	690	$689,570

Total Commercial Mortgage-Backed Securities (cost $1,643,609)			1,402,768

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 10.549% (CME Term SOFR + 5.81%), 04/25/2028(c)		39	40,253
Series 2016-C01, Class 2M2 11.799% (CME Term SOFR + 7.06%), 08/25/2028(c)		21	21,588
Series 2017-C07, Class 2M2 7.349% (CME Term SOFR + 2.61%), 05/25/2030(c)		5	5,194
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.164% (CME Term SOFR + 3.46%), 02/25/2025(a)(c)		90	90,164

Total Collateralized Mortgage Obligations (cost $154,773)			157,199

		Shares
COMMON STOCKS – 0.0%
Financials – 0.0%
Banks – 0.0%
Nordic Aviation Capital DAC(e)(g)(j) (cost $149,858)		6,250	112,500

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.0%
Other ABS - Fixed Rate – 0.0%
Pagaya AI Debt Trust Series 2022-6, Class A4 22.798%, 05/15/2030(a)(g) (cost $28,224)	U.S.$	23	23,324

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 31

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 3.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(o)(p)(q) (cost $24,969,785)	24,969,785	$24,969,785

Total Investments – 98.7% (cost $740,709,403)		744,708,924
Other assets less liabilities – 1.3%		9,642,059

Net Assets – 100.0%		$754,350,983

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Sold Contracts
Euro-BOBL Futures	16	December 2024	$2,025,370	$(14,533)
U.S. T-Note 5 Yr (CBT) Futures	360	March 2025	38,736,563	(264,172)
U.S. T-Note 10 Yr (CBT) Futures	279	March 2025	31,021,313	(381,446)

				$(660,151)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
NatWest Markets PLC	EUR	27,703	USD	29,945	12/20/2024	$663,117
State Street Bank & Trust Co.	EUR	892	USD	964	12/20/2024	21,313
State Street Bank & Trust Co.	USD	999	EUR	951	12/20/2024	5,892
State Street Bank & Trust Co.	GBP	1,349	USD	1,736	01/16/2025	22,277

						$712,599

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2024, the aggregate market value of these securities amounted to $581,420,507 or 77.1% of net assets.

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at November 30, 2024.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2024.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2024.

(e)	Non-income producing security.

(f)	Defaulted.

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PORTFOLIO OF INVESTMENTS (continued)

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(i)	Defaulted matured security.

(j)	Fair valued by the Adviser.

(k)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of November 30, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	02/13/2013 – 03/15/2013	$422,049	$42	0.00%

(l)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at November 30, 2024.

(m)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the Secured Overnight Financing Rate (“SOFR”) plus a premium which was determined at the time of purchase.

(n)	IO – Interest Only.

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 33

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $715,739,618)	$719,739,139
Affiliated issuers (cost $24,969,785)	24,969,785
Cash	25,908
Cash collateral due from broker	1,155,951
Foreign currencies, at value (cost $1,079,376)	1,071,806
Unaffiliated interest and dividends receivable	11,351,758
Unrealized appreciation on forward currency exchange contracts	712,599
Receivable for investment securities sold	263,474
Affiliated dividends receivable	87,196
Receivable due from Adviser	3,959

Total assets	759,381,575

Liabilities
Payable for investment securities purchased and foreign currency transactions	4,520,832
Advisory fee payable	240,214
Payable for variation margin on futures	133,707
Foreign capital gains tax payable	27,240
Other liabilities	108,599

Total liabilities	5,030,592

Net Assets	$754,350,983

Composition of Net Assets
Capital stock, at par	$2,105
Additional paid-in capital	779,938,786
Accumulated loss	(25,589,908)

Net Assets	$754,350,983

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 21,045,150 common shares outstanding)	$35.84

See notes to financial statements.

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STATEMENT OF OPERATIONS

	For the Period October 1, 2024 to November 30, 2024(a)		Year Ended September 30, 2024(b)
Investment Income
Interest	$7,523,832		$45,067,286
Dividends—Affiliated issuers	174,331		1,222,846
Other income	– 0	–	59,923

Total income	$7,698,163		$46,350,055
Expenses
Advisory fee (see Note B)	473,804		3,290,341
Distribution fee—Class A	– 0	–	31,434
Distribution fee—Class C	– 0	–	45,777
Distribution fee—Class R	– 0	–	8
Distribution fee—Class K	– 0	–	4
Transfer agency—Class A	– 0	–	7,005
Transfer agency—Class C	– 0	–	2,552
Transfer agency—Advisor Class	– 0	–	351,769
Transfer agency—Class R	– 0	–	1
Transfer agency—Class K	– 0	–	1
Registration fees	– 0	–	98,629
Audit and tax	– 0	–	96,715
Printing	– 0	–	81,376
Administrative	– 0	–	73,480
Legal	– 0	–	69,434
Custody and accounting	– 0	–	43,660
Directors’ fees	– 0	–	20,770
Miscellaneous	– 0	–	14,651

Total expenses	473,804		4,227,607
Less: expenses waived and reimbursed by the Adviser (see Note B)	(8,134)		(170,937)
Less: expenses waived and reimbursed by the Adviser (see Note C)	– 0	–	(12)

Net expenses	465,670		4,056,658

Net investment income	7,232,493		42,293,397

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 35

STATEMENT OF OPERATIONS (continued)

	For the Period October 1, 2024 to November 30, 2024(a)		Year Ended September 30, 2024(b)
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(c)	$381,151		$(19,873)
In-kind redemptions	(1,223)		2,392,539
Forward currency exchange contracts	(951)		460,491
Futures	2,374,553		(1,504,490)
Options written	– 0	–	29,054
Swaps	– 0	–	(57,488)
Foreign currency transactions	573,731		(145,983)
Net change in unrealized appreciation (depreciation) of:
Investments(d)	(4,985,044)		34,816,698
Forward currency exchange contracts	1,273,483		(1,863,183)
Futures	(492,183)		(744,064)
Options written	– 0	–	(11,781)
Swaps	– 0	–	78,643
Foreign currency denominated assets and liabilities	(34,649)		41,180

Net gain on investment and foreign currency transactions	(911,132)		33,471,743

Net Increase in Net Assets from Operations	$6,321,361		$75,765,140

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on June 7, 2024, AB Short Duration High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

(c)	Net of foreign realized capital gains taxes of $0 and $52, respectively.

(d)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $0 and $330, respectively.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

October 1, 2024 to November 30, 2024(a)	Year Ended September 30, 2024(b)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,232,493	$42,293,397	$23,500,885
Net realized gain (loss) on investment transactions	3,327,261	1,154,250	(16,336,126)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(4,238,393)	32,317,493	27,891,853
Contributions from Affiliates (see Note B)	– 0	–	– 0	–	278

Net increase in net assets from operations	6,321,361	75,765,140	35,056,890
Distributions to Shareholders
Class A	– 0	–	(780,942)	(2,082,249)
Class C	– 0	–	(249,857)	(631,218)
Advisor Class	(6,492,042)	(37,058,903)	(28,535,987)
Class R	– 0	–	(114)	(700)
Class K	– 0	–	(114)	(701)
Class I	– 0	–	(108)	(664)
Transactions in Shares of the Fund
Net increase	95,393,603	102,217,126	197,503,249
Other capital	5,614	5,214	– 0	–

Total increase	95,228,536	139,897,442	201,308,620
Net Assets
Beginning of period	659,122,447	519,225,005	317,916,385

End of period	$754,350,983	$659,122,447	$519,225,005

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on June 7, 2024, AB Short Duration High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 portfolios currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration High Yield ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on June 7, 2024. At meetings held on October 31—November 2, 2023, the Fund’s Board of Directors of AB Bond Fund, Inc. (the “Board”) approved the reorganization of AB Short Duration High Yield Portfolio, a portfolio of AB Bond Fund, Inc. (the “Acquired Portfolio) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, June 7, 2024. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of September 30, however the Fund has a fiscal year end of November 30. See Note I for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through June 7, 2024. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$557,569,520		$1,078,526		$558,648,046
Corporates – Investment Grade		– 0	–	113,264,908		– 0	–	113,264,908
Emerging Markets – Corporate Bonds		– 0	–	20,840,880		42		20,840,922
Bank Loans		– 0	–	12,235,380		2,014,358		14,249,738
Emerging Markets – Sovereigns		– 0	–	5,714,419		– 0	–	5,714,419
Collateralized Loan Obligations		– 0	–	3,038,548		– 0	–	3,038,548
Quasi-Sovereigns		– 0	–	2,286,767		– 0	–	2,286,767
Commercial Mortgage-Backed Securities		– 0	–	1,402,768		– 0	–	1,402,768
Collateralized Mortgage Obligations		– 0	–	157,199		– 0	–	157,199
Common Stocks		– 0	–	– 0	–	112,500		112,500
Asset-Backed Securities		– 0	–	– 0	–	23,324		23,324
Short-Term Investments		24,969,785		– 0	–	– 0	–	24,969,785

Total Investments in Securities		24,969,785		716,510,389		3,228,750		744,708,924
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts		– 0	–	712,599		– 0	–	712,599
Liabilities:
Futures		(660,151)		– 0	–	– 0	–	(660,151	)(b)

Total		$24,309,634		$717,222,988		$3,228,750		$744,761,372

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of AB Bond Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .40% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to June 7, 2024, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next

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NOTES TO FINANCIAL STATEMENTS (continued)

$2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .95%, 1.70%, .70%, 1.20%, .95% and .70% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the period ended November 30, 2024 and the year ended September 30, 2024, such reimbursements/waivers amounted to $390 and $136,492, respectively.

Prior to June 7, 2024, pursuant to the investment advisory agreement, the Acquired Portfolio reimbursed the Adviser for certain legal and accounting services provided to the Acquired Portfolio by the Adviser. For the year ended September 30, 2024, the reimbursement for such services amounted to $73,480.

Prior to June 7, 2024, the Acquired Portfolio compensated AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Acquired Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $86,885 for the year ended September 30, 2024. Effective June 7, 2024, State Street Bank and Trust Company serves as Transfer Agent for the Fund.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Prior to June 7, 2024, these costs were borne by the Fund but subject to the Expense Cap. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2024 and the year ended September 30, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $7,744 and 34,445, respectively.

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 45

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2024 is as follows:

Fund	Market Value 9/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$18,445	$29,440	$22,915	$24,970	$174

A summary of the Fund’s transactions in AB mutual funds for the year ended September 30, 2024 is as follows:

Fund	Market Value 9/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$13,941	$329,953	$325,449	$18,445	$1,223

During the year ended September 30, 2023, the Adviser reimbursed the Fund $278 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

Effective June 7, 2024, the Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid. Prior to the Conversion, the Acquired Portfolio paid distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. As of September 1, 2021, with respect to Class R and Class K shares, payments to the Distributor are voluntarily being limited to 0% and 0% of the average daily net assets attributable to Class R and Class K shares. For the year ended September 30, 2024, such waivers amounted to $8 and $4, respectively. The fees are accrued daily and paid monthly. For the year ended September 30, 2024, the Agreement provides that the Distributor will use

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such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $331,629, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect and the share class is active, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$35,845,438		$29,496,899
U.S. government securities	– 0	–	– 0	–

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended September 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$388,870,124		$251,131,420
U.S. government securities	– 0	–	51,382

During the period ended November 30, 2024 and the year ended September 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$84,637,286		$	– 0	–
U.S. government securities	– 0	–		– 0	–

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For the year ended September 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$37,928,238		$76,070,317
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$740,933,291

Gross unrealized appreciation	$15,332,190
Gross unrealized depreciation	(11,556,557)

Net unrealized appreciation	$3,775,633

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time Fund enters into futures, Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly.

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Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended November 30, 2024, the Fund held futures for hedging purposes. During the year ended September 30, 2024, the Fund held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended November 30, 2024, the Fund held forward currency exchange contracts for hedging purposes. During the year

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ended September 30, 2024, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an

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unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2024, the Fund held purchased options for hedging purposes.

During the year ended September 30, 2024, the Fund held written options for hedging purposes.

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/(depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss)

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recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale

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Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2024, the Fund held credit default swaps for hedging and non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the period ended November 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Payable for variation margin on futures	$660,151	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$712,599

Total		$712,599		$660,151

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Period October 1, 2024 to November 30, 2024	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$2,374,553	$(492,183)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(951)	1,273,483

Total		$2,373,602	$781,300

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Year Ended September 30, 2024	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(1,504,490)	$(744,064)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	460,491	(1,863,183)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	109,785	(89,310)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Year Ended September 30, 2024	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation (depreciation) of options written	$29,054	$(11,781)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(57,488)	78,643

Total		$(962,648)	$(2,629,695)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2024:

Futures:
Average notional amount of sale contracts	$74,257,098
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$830,325	(a)
Average principal amount of sale contracts	$32,315,179

(a)	Positions were open for one month during the period.

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2024:

Futures:
Average notional amount of sale contracts	$67,096,262
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,410,555
Average principal amount of sale contracts	$33,909,603
Purchased Options:
Average notional amount	$13,504,000	(a)
Options Written:
Average notional amount	$12,736,000	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$843,032	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
NatWest Markets PLC	$663,117	$	– 0	–	$	– 0	–	$	– 0	–	$663,117
State Street Bank & Trust Co.	49,482		– 0	–		– 0	–		– 0	–	49,482

Total	$712,599	$	– 0	–	$	– 0	–	$	– 0	–	$712,599	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which

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cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares					Amount
	Period Ended November 30, 2024(a)		Year Ended September 30, 2024(b)	Year Ended September 30, 2023		Period Ended November 30, 2024(a)			Year Ended September 30, 2024(b)	Year Ended September 30, 2023

Class A
Shares sold	– 0	–	707,532	1,745,790		$	– 0	–	$6,436,204	$15,622,103

Shares issued in reinvestment of dividends	– 0	–	38,351	112,400			– 0	–	349,404	1,002,920

Shares converted from Class C	– 0	–	63,732	87,198			– 0	–	575,526	779,196

Shares converted to Advisor Class	– 0	–	(3,191,027)	– 0	–		– 0	–	(29,414,571)	– 0	–

Shares redeemed	– 0	–	(393,280)	(2,280,772)			– 0	–	(3,575,126)	(20,348,516)

Net (decrease)	– 0	–	(2,774,692)	(335,384)		$	– 0	–	$(25,628,563)	$(2,944,297)

Class C
Shares sold	– 0	–	231,832	530,938		$	– 0	–	$2,102,528	$4,749,628

Shares issued in reinvestment of dividends	– 0	–	13,742	42,764			– 0	–	124,955	381,531

Shares converted to Class A	– 0	–	(63,747)	(87,272)			– 0	–	(575,526)	(779,196)

Shares converted to Advisor Class	– 0	–	(1,107,946)	– 0	–		– 0	–	(10,205,398)	– 0	–

Shares redeemed	– 0	–	(160,292)	(239,223)			– 0	–	(1,453,261)	(2,138,135)

Net increase (decrease)	– 0	–	(1,086,411)	247,207		$	– 0	–	$(10,006,702)	$2,213,828

Advisor Class
Shares sold	2,675,000		11,073,325	10,735,415			$95,393,603		$384,220,491	$365,010,677

Shares issued in reinvestment of dividends	– 0	–	558,390	573,794			– 0	–	19,431,978	19,486,930

Shares converted from Class A	– 0	–	841,923	– 0	–		– 0	–	29,414,571	– 0	–

Shares converted from Class C	– 0	–	292,699	– 0	–		– 0	–	10,205,398	– 0	–

Shares redeemed	– 0	–	(8,741,384)	(5,486,020)			– 0	–	(305,393,211)	(186,263,889)

Net increase	2,675,000		4,024,953	5,823,189			$95,393,603		$137,879,227	$198,233,718

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	Shares					Amount
	Period Ended November 30, 2024(a)		Year Ended September 30, 2024(b)	Year Ended September 30, 2023		Period Ended November 30, 2024(a)			Year Ended September 30, 2024(b)	Year Ended September 30, 2023

Class R
Shares redeemed	– 0	–	(1,004)	– 0	–		– 0	–	(9,128)		– 0	–

Net increase (decrease)	– 0	–	(1,004)	– 0	–	$	– 0	–	$(9,128)	$	– 0	–

Class K
Shares redeemed	– 0	–	(1,004)	– 0	–		– 0	–	(9,130)		– 0	–

Net increase (decrease)	– 0	–	(1,004)	– 0	–	$	– 0	–	$(9,130)	$	– 0	–

Class I
Shares redeemed	– 0	–	(943)	– 0	–		– 0	–	(8,578)		– 0	–

Net increase (decrease)	– 0	–	(943)	– 0	–	$	– 0	–	$(8,578)	$	– 0	–

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on June 7, 2024, AB Short Duration High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration High Yield ETF. The amounts disclosed include those of the Acquired Portfolio and has been adjusted retroactively for the periods presented. See Note A and Note I for additional information on the reorganization.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its

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obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Cash Transactions Risk—The Fund intends to transact many of its creation and redemption orders for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if

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they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The net asset value (“NAV”) per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary

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NOTES TO FINANCIAL STATEMENTS (continued)

volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2024 and the fiscal years ended September 30, 2024 and September 30, 2023 were as follows:

	October 1, 2024 to November 30, 2024	Year Ended September 30, 2024	Year Ended September 30, 2023
Distributions paid from:
Ordinary income	$6,492,042	$38,090,038	$31,251,519

Total taxable distributions paid	$6,492,042	$38,090,038	$31,251,519

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,972,278
Accumulated capital and other losses	$(31,076,254	)(a)
Unrealized appreciation (depreciation)	3,754,742	(b)

Total accumulated earnings (deficit)	$(25,349,234	)(c)

(a)

As of November 30, 2024, the Fund had a net capital loss carryforward of $31,076,254. During the fiscal period, the Fund utilized $2,100,029 of capital loss carry forwards to offset current period net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund had a net short-term capital loss carryforward of $8,740,120 and a net long-term capital loss carryforward of $22,336,134, which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Reorganization

At meetings held on October 31 – November 2, 2023, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business June 7, 2024. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion			Aggregate net assets immediately after the Conversion
Acquired Portfolio*	73,474,038		– 0	–		$675,330,250	+	$	– 0	–
The Fund	– 0	–	19,295,122		$	– 0	–		$675,330,250

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of $3,942,798 and unrealized depreciation on investments of $3,405,132, with a fair value of $650,158,849 and identified cost of $653,563,981.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the

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NOTES TO FINANCIAL STATEMENTS (continued)

title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

October 1, 2024(b) to November 30, 2024	Year Ended September 30,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 35.88	$ 33.81	$ 33.24	$ 39.37	$ 37.81	$ 39.41

Income From Investment Operations

Net investment income(c)(d)	.36	2.27	1.94	1.45	1.49	1.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	1.84	1.30	(5.98)	1.71	(1.26)
Contribution from Affiliates	– 0	–	– 0	–	.00	(e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.30	4.11	3.24	(4.53)	3.20	0.23

Less: Dividends

Dividends from net investment income	(.34)	(2.04)	(2.67)	(1.60)	(1.64)	(1.83)

Net asset value, end of period	$ 35.84	$ 35.88	$ 33.81	$ 33.24	$ 39.37	$ 37.81

Total Return

Total investment return based on net asset value(f)	.93%	12.50%	10.04%	(11.78)%	8.52%	.70%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$754,351	$659,122	$484,876	$283,354	$334,801	$256,070

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)‡	.39	%^	.58%	.70%	.70%	.70%	.70%

Expenses, before waivers/reimbursements(g)‡	.40	%^	.61%	.78%	.75%	.77%	.79%

Net investment income(d)	6.12	%^	6.51%	5.71%	3.97%	3.77%	3.97%

Portfolio turnover rate(h)	4%	41%	67%	62%	57%	60%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.01%	.00%	.00%	.00%	.00%

See footnote summary on page 68.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

(a)

After the close of business on June 7, 2024, AB Short Duration High Yield Portfolio (the “Acquired Portfolio”) was converted into AB Short Duration High Yield ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from September 30, 2020 through the Reorganization.

(b)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period ended November 30, 2024 and for the year ended September 30, 2024, such waiver amounted to .01% (annualized) and .01%, respectively.

(h)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of AB Short Duration High Yield ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Short Duration High Yield ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statements of operations for the period from October 1, 2024 to November 30, 2024 and for the year ended September 30, 2024, and the statements of changes in net assets for the period from October 1, 2024 to November 30, 2024 and for each of the two years in the period ended September 30, 2024, the financial highlights for the period from October 1, 2024 to November 30, 2024 and for each of the five years in the period ended September 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations for the period from October 1, 2024 to November 30, 2024 and for the year ended September 30, 2024, the changes in its net assets for the period from October 1, 2024 to November 30, 2024 and for each of the two years in the period ended September 30, 2024 and its financial highlights for the period from October 1, 2024 to November 30, 2024 and for each of the five years in the period ended September 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2024. For foreign shareholders, 61.26% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration High Yield ETF (the “Fund”) for an initial two-year period at a meeting held in-person on October 31-November 2, 2023 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions

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that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund was newly formed and had not yet commenced operations, no performance or other historical information for the Fund was available. However, it was proposed that the Fund would receive the assets of AB Short Duration High Yield Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc. (a mutual fund), in exchange for shares of the Fund (an exchange traded fund) and the assumption by the Fund of all the liabilities of the Acquired Portfolio. Shareholders of the Acquired Portfolio would receive shares of the Fund in a liquidating distribution of the

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Acquired Portfolio (the “Conversion”). The Conversion is expected to be consummated on or about June 2024. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $500 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore fund or sub-advisory accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser

74 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s projected expense ratio was lower than the median. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 75

uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

76 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

AB SHORT DURATION HIGH YIELD ETF

66 Hudson Boulevard East,

New York, NY 10001

800 221 5672

ETF-SDHY-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB SHORT DURATION INCOME ETF

(NYSE Arca: SDFI)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 36.9%
Industrial – 21.2%
Basic – 1.0%
Georgia-Pacific LLC 0.95%, 05/15/2026(a)	U.S.$	9	$8,539
Glencore Funding LLC 1.625%, 09/01/2025(a)		32	31,262
5.338%, 04/04/2027(a)		373	377,797
Newmont Corp./Newcrest Finance Pty Ltd. 5.30%, 03/15/2026		329	331,109
Sherwin-Williams Co. (The) 3.45%, 06/01/2027		161	156,947

			905,654

Capital Goods – 2.6%
Boeing Co. (The) 2.196%, 02/04/2026		426	411,763
Caterpillar Financial Services Corp. Series D 4.35%, 05/15/2026		218	217,919
Northrop Grumman Corp. 3.20%, 02/01/2027		377	366,949
3.25%, 01/15/2028		86	82,735
Parker-Hannifin Corp. 4.25%, 09/15/2027		362	359,915
Regal Rexnord Corp. 6.05%, 02/15/2026		377	380,887
RTX Corp. 3.50%, 03/15/2027		132	128,886
5.75%, 11/08/2026		356	363,245

			2,312,299

Communications - Media – 0.6%
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		83	81,484
Pinewood Finco PLC 3.25%, 09/30/2025(a)	GBP	118	147,226
Warnermedia Holdings, Inc. 4.054%, 03/15/2029	U.S.$	303	286,902

			515,612

Communications - Telecommunications – 0.7%
T-Mobile USA, Inc. 2.625%, 04/15/2026		228	221,801
3.75%, 04/15/2027		417	408,693

			630,494

abfunds.com	AB SHORT DURATION INCOME ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 2.3%
Ford Motor Credit Co., LLC 5.80%, 03/08/2029	U.S.$	383	$387,037
5.85%, 05/17/2027		200	202,850
General Motors Financial Co., Inc. 1.25%, 01/08/2026		18	17,314
1.50%, 06/10/2026		40	38,079
2.75%, 06/20/2025		411	406,121
5.25%, 03/01/2026		46	46,205
6.05%, 10/10/2025		111	112,107
Hyundai Capital America 1.30%, 01/08/2026(a)		61	58,689
4.55%, 09/26/2029(a)		38	37,366
5.25%, 01/08/2027(a)		25	25,229
5.30%, 03/19/2027(a)		322	325,516
Nissan Motor Acceptance Co., LLC 5.30%, 09/13/2027(a)		94	91,673
Toyota Motor Credit Corp. 5.05%, 05/16/2029		267	272,244

			2,020,430

Consumer Cyclical - Entertainment – 0.1%
Carnival Corp. 4.00%, 08/01/2028(a)		58	55,248

Consumer Cyclical - Other – 0.7%
Las Vegas Sands Corp. 3.50%, 08/18/2026		424	412,827
Sands China Ltd. 5.125%, 08/08/2025(b)		200	199,250

			612,077

Consumer Cyclical - Restaurants – 1.1%
McDonald’s Corp. 3.50%, 03/01/2027		364	356,061
Series G 5.00%, 05/17/2029		255	259,751
Starbucks Corp. 4.75%, 02/15/2026		52	52,140
4.85%, 02/08/2027		259	261,168

			929,120

Consumer Non-Cyclical – 6.9%
AbbVie, Inc. 2.95%, 11/21/2026		97	94,228
3.20%, 05/14/2026		273	268,160
3.60%, 05/14/2025		154	153,509
Archer-Daniels-Midland Co. 2.50%, 08/11/2026		377	364,438

2 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BAT International Finance PLC 1.668%, 03/25/2026	U.S.$	431	$414,079
Cargill, Inc. 4.875%, 10/10/2025(a)		403	403,878
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC 6.625%, 07/15/2030(a)		76	77,813
CVS Health Corp. 2.875%, 06/01/2026		401	389,668
3.00%, 08/15/2026		107	103,816
General Mills, Inc. 4.70%, 01/30/2027		121	121,254
HCA, Inc. 5.25%, 06/15/2026		263	263,773
5.375%, 09/01/2026		365	366,953
Imperial Brands Finance PLC 3.50%, 07/26/2026(a)		376	367,544
Kraft Heinz Foods Co. 3.00%, 06/01/2026		381	371,860
3.875%, 05/15/2027		70	68,797
Molson Coors Brewing Co. 3.00%, 07/15/2026		393	382,849
Philip Morris International, Inc. 0.875%, 05/01/2026		15	14,251
2.75%, 02/25/2026		65	63,586
4.875%, 02/13/2026		131	131,470
4.875%, 02/13/2029		272	274,717
Reynolds American, Inc. 4.45%, 06/12/2025		126	125,709
Royalty Pharma PLC 1.20%, 09/02/2025		426	413,906
Stryker Corp. 1.15%, 06/15/2025		164	160,910
3.50%, 03/15/2026		320	315,641
Sysco Corp. 3.30%, 07/15/2026		49	47,990
Tyson Foods, Inc. 4.00%, 03/01/2026		374	370,810

			6,131,609

Energy – 0.5%
Continental Resources, Inc./OK 2.268%, 11/15/2026(a)		29	27,482
EQM Midstream Partners LP 5.50%, 07/15/2028		74	75,379
ONEOK, Inc. 5.55%, 11/01/2026		369	374,162

			477,023

abfunds.com	AB SHORT DURATION INCOME ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)	U.S.$	78	$80,206

Services – 1.1%
Mastercard, Inc. 2.95%, 11/21/2026		436	424,219
PayPal Holdings, Inc. 2.65%, 10/01/2026		128	123,895
S&P Global, Inc. 2.45%, 03/01/2027		433	414,624

			962,738

Technology – 3.5%
Analog Devices, Inc. 3.50%, 12/05/2026		398	391,059
Apple, Inc. 0.70%, 02/08/2026		413	395,811
2.45%, 08/04/2026		6	5,822
Fiserv, Inc. 3.20%, 07/01/2026		416	406,594
5.15%, 03/15/2027		52	52,637
Honeywell International, Inc. 2.50%, 11/01/2026		240	231,878
International Business Machines Corp. 3.30%, 05/15/2026		158	155,240
Lam Research Corp. 3.75%, 03/15/2026		393	389,137
Oracle Corp. 1.65%, 03/25/2026		166	159,682
2.65%, 07/15/2026		68	65,991
QUALCOMM, Inc. 1.30%, 05/20/2028		56	50,467
3.25%, 05/20/2027		376	366,059
VMware LLC 1.40%, 08/15/2026		442	417,655

			3,088,032

			18,720,542

Financial Institutions – 14.6%
Banking – 12.5%
American Express Co. 4.99%, 05/01/2026		185	185,131
5.098%, 02/16/2028		131	132,018
6.338%, 10/30/2026		398	403,437
Banco Santander SA 1.722%, 09/14/2027		200	188,760
Bank of America Corp. 1.319%, 06/19/2026		398	390,430

4 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bank of New York Mellon Corp. (The) 4.414%, 07/24/2026	U.S.$	24	$23,927
Barclays PLC 5.20%, 05/12/2026		111	111,070
5.829%, 05/09/2027		361	365,101
7.325%, 11/02/2026		234	238,727
Capital One Financial Corp. 4.20%, 10/29/2025		286	284,127
Citigroup, Inc. 1.122%, 01/28/2027		23	22,035
1.462%, 06/09/2027		119	113,144
3.106%, 04/08/2026		208	206,700
3.20%, 10/21/2026		402	391,202
3.887%, 01/10/2028		152	149,231
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		529	514,341
7.146%, 07/13/2027		364	376,001
Goldman Sachs Bank USA/New York NY Series B 5.283%, 03/18/2027		30	30,200
Goldman Sachs Group, Inc. (The) 1.431%, 03/09/2027		435	416,904
5.798%, 08/10/2026		196	197,288
Series VAR 1.093%, 12/09/2026		91	87,633
HSBC Holdings PLC 4.583%, 06/19/2029		214	211,267
5.597%, 05/17/2028		506	513,433
ING Groep NV 1.726%, 04/01/2027		381	365,238
JPMorgan Chase & Co. 1.04%, 02/04/2027		291	278,539
1.045%, 11/19/2026		260	250,999
1.47%, 09/22/2027		148	139,687
3.96%, 01/29/2027		59	58,484
Lloyds Banking Group PLC 1.627%, 05/11/2027		395	376,881
5.985%, 08/07/2027		175	177,993
Macquarie Group Ltd. 1.34%, 01/12/2027(a)		432	414,953
Morgan Stanley 4.21%, 04/20/2028		85	83,996
4.679%, 07/17/2026		401	400,419
6.138%, 10/16/2026		235	237,613
Nationwide Building Society 6.557%, 10/18/2027(a)		210	215,874
PNC Financial Services Group, Inc. (The) 4.758%, 01/26/2027		79	78,993
5.812%, 06/12/2026		392	394,250

abfunds.com	AB SHORT DURATION INCOME ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Santander UK Group Holdings PLC 6.833%, 11/21/2026	U.S.$	369	$374,830
Societe Generale SA 5.519%, 01/19/2028(a)		443	445,853
Synchrony Financial 3.95%, 12/01/2027		65	62,801
Truist Financial Corp. 4.26%, 07/28/2026		407	405,726
5.90%, 10/28/2026		72	72,646
UBS Group AG 4.703%, 08/05/2027(a)		367	365,444
Wells Fargo & Co. 2.188%, 04/30/2026		149	147,365
3.908%, 04/25/2026		140	139,453

			11,040,144

Finance – 0.0%
Air Lease Corp. 3.375%, 07/01/2025		7	6,936

Insurance – 0.9%
Athene Global Funding 1.985%, 08/19/2028(a)		75	67,533
5.62%, 05/08/2026(a)		402	405,892
5.684%, 02/23/2026(a)		251	253,206
Cigna Group (The) 1.25%, 03/15/2026		70	66,996

			793,627

REITs – 1.2%
American Tower Corp. 4.00%, 06/01/2025		330	328,426
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		406	406,454
Newmark Group, Inc. 7.50%, 01/12/2029		11	11,662
VICI Properties LP/VICI Note Co., Inc. 4.25%, 12/01/2026(a)		371	364,504

			1,111,046

			12,951,753

Utility – 1.1%
Electric – 1.1%
DTE Energy Co. Series F 1.05%, 06/01/2025		84	82,416
Florida Power & Light Co. 4.40%, 05/15/2028		171	170,730
5.05%, 04/01/2028		355	361,486

6 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vistra Operations Co. LLC 3.70%, 01/30/2027(a)	U.S.$	386	$376,574
5.05%, 12/30/2026(a)		10	10,027

			1,001,233

Total Corporates - Investment Grade (cost $32,425,096)			32,673,528

GOVERNMENTS - TREASURIES – 30.3%
United States – 30.3%
U.S. Treasury Notes 3.50%, 09/30/2026		620	612,347
3.50%, 09/30/2029		560	545,650
3.75%, 08/31/2026		800	793,500
4.00%, 01/31/2029		1,300	1,294,312
4.00%, 07/31/2029		2,591	2,580,474
4.125%, 03/31/2029		1,003	1,003,313
4.25%, 02/28/2029		2,470	2,483,122
4.25%, 06/30/2029		3,013	3,030,387
4.375%, 07/31/2026		875	876,914
4.375%, 08/31/2028		1,036	1,044,943
4.375%, 11/30/2028		970	979,094
4.625%, 09/30/2028		4,330	4,406,452
4.625%, 04/30/2029		1,060	1,082,028
4.875%, 04/30/2026		2,327	2,345,907
4.875%, 05/31/2026		2,750	2,773,633
4.875%, 10/31/2028		950	975,531

Total Governments - Treasuries (cost $26,669,219)			26,827,607

ASSET-BACKED SECURITIES – 12.0%
Other ABS - Fixed Rate – 7.8%
Affirm Asset Securitization Trust Series 2023-A, Class A 6.61%, 01/18/2028(a)		383	383,717
Series 2023-B, Class 1A 6.82%, 09/15/2028(a)		350	354,633
Series 2023-B, Class A 6.82%, 09/15/2028(a)		150	151,986
Series 2024-X2, Class A 5.22%, 12/17/2029(a)		114	114,037
Avant Loans Funding Trust Series 2024-REV1, Class A 5.92%, 10/15/2033(a)		255	256,307
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(a)		76	76,269
Series 2023-B, Class A 6.92%, 12/17/2036(a)		194	200,042

abfunds.com	AB SHORT DURATION INCOME ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cherry Securitization Trust Series 2024-1A, Class A 5.70%, 04/15/2032(a)	U.S.$	280	$277,726
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)		129	129,984
Equify ABS LLC Series 2024-1A, Class A 5.43%, 04/18/2033(a)		139	138,793
Granite Park Equipment Leasing LLC Series 2023-1A, Class A3 6.46%, 09/20/2032(a)		250	259,041
Lendmark Funding Trust Series 2023-1A, Class A 5.59%, 05/20/2033(a)		210	210,526
Series 2024-1A, Class A 5.53%, 06/21/2032(a)		300	302,438
Mariner Finance Issuance Trust Series 2023-AA, Class A 6.70%, 10/22/2035(a)		500	507,503
Oportun Funding Trust Series 2024-3, Class A 5.26%, 08/15/2029(a)		176	175,553
Pagaya AI Debt Grantor Trust Series 2024-10, Class A 5.183%, 06/15/2032(a)		150	149,939
Series 2024-S1, Class ABC 7.262%, 09/15/2031(a)(c)		235	238,665
Pagaya AI Debt Trust Series 2023-1, Class A 7.556%, 07/15/2030(a)		11	10,553
Series 2023-3, Class A 7.60%, 12/16/2030(a)		22	21,770
Series 2023-5, Class A 7.179%, 04/15/2031(a)		9	8,558
Series 2023-6, Class A 7.128%, 06/16/2031(a)		11	10,673
Series 2023-7, Class A 7.228%, 07/15/2031(a)		5	4,599
Series 2024-1, Class A 6.66%, 07/15/2031(a)		98	98,763
Series 2024-2, Class A 6.319%, 08/15/2031(a)		104	104,829
Series 2024-3, Class A 6.258%, 10/15/2031(a)		85	85,453
Prosper Marketplace Issuance Trust Series 2023-1A, Class A 7.06%, 07/16/2029(a)		85	85,014

8 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Purchasing Power Funding LLC Series 2024-A, Class A 5.89%, 08/15/2028(a)	U.S.$	550	$554,435
Reach ABS Trust Series 2023-1A, Class A 7.05%, 02/18/2031(a)		26	26,226
Regional Management Issuance Trust Series 2024-2, Class A 5.11%, 12/15/2033(a)		220	220,916
Republic Finance Issuance Trust Series 2024-A, Class A 5.91%, 08/20/2032(a)		250	251,759
Series 2024-B, Class A 5.42%, 11/20/2037(a)		150	150,256
Sotheby’s Artfi Master Trust Series 2024-1A, Class A1 6.43%, 12/22/2031(a)		550	555,747
Theorem Funding Trust Series 2022-3A, Class A 7.60%, 04/15/2029(a)		48	48,085
Series 2023-1A, Class A 7.58%, 04/15/2029(a)		47	46,935
Upstart Securitization Trust Series 2023-2, Class A 6.77%, 06/20/2033(a)		68	68,165
Series 2023-3, Class A 6.90%, 10/20/2033(a)		82	82,682
Series 2024-1, Class A 5.33%, 11/20/2034(a)		150	149,972
Verdant Receivables LLC Series 2023-1A, Class A2 6.24%, 01/13/2031(a)		354	358,853

			6,871,402

Autos - Fixed Rate – 3.2%
ACM Auto Trust Series 2024-1A, Class A 7.71%, 01/21/2031(a)		138	138,729
FHF Trust Series 2023-1A, Class A2 6.57%, 06/15/2028(a)		105	106,467
Hertz Vehicle Financing III LLC Series 2024-1A, Class A 5.44%, 01/25/2029(a)		154	155,300
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		97	98,995

abfunds.com	AB SHORT DURATION INCOME ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2023-2A, Class A2 7.09%, 10/16/2028(a)	U.S.$	124	$125,844
Series 2023-3A, Class A2 7.50%, 12/15/2028(a)		112	114,528
Series A2, Class 24-1A 6.19%, 08/15/2029(a)		204	206,427
Lobel Automobile Receivables Trust Series 2023-1, Class A 6.97%, 07/15/2026(a)		12	12,438
Series 2023-2, Class A 7.59%, 04/16/2029(a)		80	80,533
Merchants Fleet Funding LLC Series 2023-1A, Class A 7.21%, 05/20/2036(a)		401	406,475
Research-Driven Pagaya Motor Asset Trust Series 2023-3A, Class A 7.13%, 01/26/2032(a)		339	341,833
Series 2023-4A, Class A 7.54%, 03/25/2032(a)		414	420,035
Series 2024-3A, Class A 5.281%, 03/25/2033(a)		435	435,134
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(a)		87	88,334
Tricolor Auto Securitization Trust Series 2024-1A, Class A 6.61%, 10/15/2027(a)		125	126,222

			2,857,294

Credit Cards - Fixed Rate – 0.9%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(a)		325	328,320
Continental Finance Credit Card ABS Master Trust Series 2024-A, Class A 5.78%, 12/15/2032(a)		250	249,945
Mission Lane Credit Card Master Trust Series 2023-A, Class A 7.23%, 07/17/2028(a)		200	201,352

			779,617

Other ABS - Floating Rate – 0.1%
Capital Street Master Trust Series 2024-1, Class A 4.99% (CME Term SOFR + 1.35%), 10/16/2028(a)(d)		62	62,097

Total Asset-Backed Securities (cost $10,476,975)			10,570,410

10 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 9.2%
CLO - Floating Rate – 9.2%
AGL CLO 16 Ltd. Series 2021-16A, Class A 6.009% (CME Term SOFR 3 Month + 1.39%), 01/20/2035(a)(d)	U.S.$	500	$500,889
AIMCO CLO Series 2018-AA, Class A 5.929% (CME Term SOFR 3 Month + 1.28%), 04/17/2031(a)(d)		114	114,444
Allegro CLO XI Ltd. Series 2019-2A, Class A1AR 5.867% (CME Term SOFR 3 Month + 1.25%), 01/19/2033(a)(d)		250	250,250
Apidos CLO XXX Series XXXA, Class A1AR 5.712% (CME Term SOFR 3 Month + 1.08%), 10/18/2031(a) (d)		207	206,781
Apidos Loan Fund Ltd. Series 2024-1A, Class A1 5.896% (CME Term SOFR 3 Month + 1.27%), 04/25/2035(a)(d)		250	250,536
Bain Capital Credit CLO Series 2019-2A, Class AR2 5.778% (CME Term SOFR 3 Month + 1.13%), 10/17/2032(a)(d)		249	249,697
Bain Capital Credit CLO Ltd. Series 2019-1A, Class AR2 5.847% (CME Term SOFR 3 Month + 1.23%), 04/19/2034(a)(d)		100	100,026
Series 2020-1A, Class A1R 5.882% (CME Term SOFR 3 Month + 1.25%), 04/18/2033(a)(d)		215	215,166
Series 2021-4A, Class A1R 5.759% (CME Term SOFR 3 Month + 1.20%), 10/20/2034(a)(d)		350	350,026
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 8.018% (CME Term SOFR 3 Month + 3.36%), 04/15/2034(a)(d)		250	251,090
Carbone CLO Ltd. Series 2017-1A, Class A1 6.019% (CME Term SOFR 3 Month + 1.40%), 01/20/2031(a)(d)		531	532,026
CIFC Funding Ltd. Series 2018-1A, Class A 5.894% (CME Term SOFR 3 Month + 1.26%), 04/18/2031(a)(d)		264	263,796

abfunds.com	AB SHORT DURATION INCOME ETF | 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dryden 113 CLO Ltd. Series 2022-113A, Class AR2 5.867% (CME Term SOFR 3 Month + 1.25%), 10/15/2037(a)(d)	U.S.$	250	$250,071
Galaxy 30 CLO Ltd. Series 2022-30A, Class D 8.006% (CME Term SOFR 3 Month + 3.35%), 04/15/2035(a)(d)		250	250,975
Goldentree Loan Management US CLO 8 Ltd. Series 2020-8A, Class ARR 5.752% (CME Term SOFR 3 Month + 1.15%), 10/20/2034(a)(d)		450	451,840
KKR CLO 21 Ltd. Series 21, Class A 5.918% (CME Term SOFR 3 Month + 1.26%), 04/15/2031(a)(d)		250	250,815
Neuberger Berman Loan Advisers CLO 42 Ltd Series 2021-42A, Class A 6.009% (CME Term SOFR 3 Month + 1.36%), 07/16/2035(a)(d)		500	501,171
Palmer Square CLO Ltd. Series 2021-3A, Class D 7.868% (CME Term SOFR 3 Month + 3.21%), 01/15/2035(a)(d)		250	251,270
PPM CLO 5 Ltd. Series 2021-5A, Class A 6.094% (CME Term SOFR 3 Month + 1.46%), 10/18/2034(a)(d)		500	500,642
Rad CLO 14 Ltd. Series 2021-14A, Class A 6.088% (CME Term SOFR 3 Month + 1.43%), 01/15/2035(a)(d)		550	550,982
Regatta XIX Funding Ltd. Series 2022-1A, Class A1 5.937% (CME Term SOFR 3 Month + 1.32%), 04/20/2035(a)(d)		470	470,834
Regatta XVI Funding Ltd. Series 2019-2A, Class A1R 5.856% (CME Term SOFR 3 Month + 1.20%), 01/15/2033(a)(d)		250	250,059
Sixth Street CLO XVII Ltd. Series 2021-17A, Class A 6.119% (CME Term SOFR 3 Month + 1.50%), 01/20/2034(a)(d)		470	471,151
VERDE CLO Ltd. Series 2019-1A, Class ARR 5.766% (CME Term SOFR 3 Month + 1.11%), 04/15/2032(a)(d)		211	211,523

12 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Voya CLO Ltd. Series 2018-1A, Class A1 5.829% (CME Term SOFR 3 Month + 1.21%), 04/19/2031(a)(d)	U.S.$	231	$230,925
Series 2018-3A, Class A1R2 5.856% (CME Term SOFR 3 Month + 1.20%), 10/15/2031(a)(d)		156	156,236

Total Collateralized Loan Obligations (cost $8,047,654)			8,083,221

CORPORATES - NON-INVESTMENT GRADE – 6.7%
Industrial – 6.2%
Basic – 0.3%
Arsenal AIC Parent LLC 8.00%, 10/01/2030(a)		38	40,026
ASP Unifrax Holdings, Inc. 7.10% (5.85% Cash and 1.25% PIK), 09/30/2029(a)(e)		9	5,215
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		125	117,448
INEOS Finance PLC 6.375%, 04/15/2029(a)	EUR	101	110,761
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)	U.S.$	27	27,257

			300,707

Capital Goods – 0.5%
Ball Corp. 6.00%, 06/15/2029		97	99,024
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		92	93,229
Esab Corp. 6.25%, 04/15/2029(a)		26	26,501
GFL Environmental, Inc. 6.75%, 01/15/2031(a)		19	19,706
LSB Industries, Inc. 6.25%, 10/15/2028(a)(b)		147	142,841
Summit Materials LLC/Summit Materials Finance Corp. 7.25%, 01/15/2031(a)		21	22,408

			403,709

Communications - Media – 0.7%
Banijay Entertainment SAS 7.00%, 05/01/2029(a)	EUR	170	188,316
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)	U.S.$	26	23,859

abfunds.com	AB SHORT DURATION INCOME ETF | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)	U.S.$	97	$94,891
DISH DBS Corp. 5.25%, 12/01/2026(a)		67	61,709
5.75%, 12/01/2028(a)		32	27,963
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		65	63,715
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		108	100,166
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)		85	73,328

			633,947

Consumer Cyclical - Automotive – 0.3%
Tenneco, Inc. 8.00%, 11/17/2028(a)		79	74,996
ZF North America Capital, Inc. 6.75%, 04/23/2030(a)		160	156,350

			231,346

Consumer Cyclical - Entertainment – 0.4%
Carnival Corp. 5.75%, 03/01/2027(a)		22	22,070
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		28	28,079
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		42	41,947
5.50%, 08/31/2026(a)		31	31,046
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		14	13,839
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		263	256,909

			393,890

Consumer Cyclical - Other – 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		86	85,804
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		97	94,708
Cirsa Finance International SARL 6.50%, 03/15/2029(a)	EUR	100	111,264
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(a)	U.S.$	104	104,975
6.125%, 04/01/2032(a)		77	77,886
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		9	8,131
5.00%, 06/01/2029(a)		45	42,796

14 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028	U.S.$	11	$10,684
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		64	64,703
Travel + Leisure Co. 6.625%, 07/31/2026(a)		20	20,240

			621,191

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		17	16,211
4.375%, 01/15/2028(a)		35	33,680

			49,891

Consumer Cyclical - Retailers – 0.0%
Bath & Body Works, Inc. 9.375%, 07/01/2025(a)		6	6,137

Consumer Non-Cyclical – 0.4%
Bausch + Lomb Corp. 8.375%, 10/01/2028(a)		190	199,057
Elanco Animal Health, Inc. 6.65%, 08/28/2028(b)		82	84,850
Embecta Corp. 5.00%, 02/15/2030(a)		29	26,947
Medline Borrower LP 3.875%, 04/01/2029(a)		26	24,383
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		56	26,041
Newell Brands, Inc. 5.70%, 04/01/2026(b)		17	17,081
6.375%, 09/15/2027		15	15,269

			393,628

Energy – 1.9%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.00%, 07/15/2029(a)		73	75,113
Buckeye Partners LP 6.875%, 07/01/2029(a)		58	59,238
CITGO Petroleum Corp. 7.00%, 06/15/2025(a)		33	33,044
8.375%, 01/15/2029(a)		186	193,485
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		30	29,560
8.375%, 07/01/2028(a)		213	222,280
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25%, 11/01/2028(a)		73	72,452
Howard Midstream Energy Partners LLC 8.875%, 07/15/2028(a)		141	149,672

abfunds.com	AB SHORT DURATION INCOME ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nabors Industries, Inc. 7.375%, 05/15/2027(a)	U.S.$	11	$11,021
New Fortress Energy, Inc. 6.50%, 09/30/2026(a)		112	104,720
8.75%, 03/15/2029(a)		93	75,975
NFE Financing LLC 12.00%, 11/15/2029(a)		160	160,555
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(a)		105	107,234
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		25	25,135
Sunoco LP/Sunoco Finance Corp. 7.00%, 09/15/2028(a)		104	107,201
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		52	54,348
9.50%, 02/01/2029(a)		98	109,490
9.875%, 02/01/2032(a)		99	110,038

			1,700,561

Other Industrial – 0.0%
Velocity Vehicle Group LLC 8.00%, 06/01/2029(a)		12	12,518

Services – 0.4%
ANGI Group LLC 3.875%, 08/15/2028(a)		127	115,318
Garda World Security Corp. 7.75%, 02/15/2028(a)		103	106,818
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		23	21,627
Raven Acquisition Holdings LLC 6.875%, 11/15/2031(a)		32	31,992
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		33	30,364

			306,119

Technology – 0.2%
Gen Digital, Inc. 6.75%, 09/30/2027(a)		42	42,816
Virtusa Corp. 7.125%, 12/15/2028(a)		10	9,661
Western Digital Corp. 4.75%, 02/15/2026		163	161,567

			214,044

Transportation - Services – 0.3%
Hertz Corp. (The) 12.625%, 07/15/2029(a)		135	146,297

16 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Loxam SAS 4.50%, 02/15/2027(a)	EUR	100	$106,381

			252,678

			5,520,366

Financial Institutions – 0.5%
Banking – 0.0%
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(a)	U.S.$	12	11,980

Brokerage – 0.1%
Osaic Holdings, Inc. 10.75%, 08/01/2027(a)		52	53,790

Finance – 0.2%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		62	62,307
GGAM Finance Ltd. 7.75%, 05/15/2026(a)		51	51,998
8.00%, 02/15/2027(a)		12	12,429
8.00%, 06/15/2028(a)		77	81,357
SLM Corp. 3.125%, 11/02/2026		23	21,905

			229,996

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 7.50%, 11/06/2030(a)		61	62,295

REITs – 0.1%
Iron Mountain, Inc. 5.00%, 07/15/2028(a)		76	74,125

			432,186

Total Corporates - Non-Investment Grade (cost 5,857,661)			5,952,552

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.8%
Non-Agency Fixed Rate CMBS – 1.7%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)		100	92,654
BANK Series 2020-BN28, Class XA 1.875%, 03/15/2063(f)		2,015	161,452
Series 2020-BN29, Class XA 1.422%, 11/15/2053(f)		965	58,709

abfunds.com	AB SHORT DURATION INCOME ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.468%, 05/15/2052(f)	U.S.$	940	$42,698
BBCMS Mortgage Trust Series 2017-C1, Class XA 1.607%, 02/15/2050(f)		1,255	30,423
CD Mortgage Trust Series 2016-CD1, Class XA 1.477%, 08/10/2049(f)		1,424	18,148
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.726%, 05/10/2058(f)		69	961
Series 2017-C8, Class XA 1.635%, 06/15/2050(f)		265	7,318
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class A5 3.616%, 02/10/2049		165	160,870
Series 2017-P7, Class XA 1.234%, 04/14/2050(f)		783	14,761
Commercial Mortgage Trust Series 2014-CR16, Class D 4.942%, 04/10/2047(a)		100	82,501
Series 2016-DC2, Class XA 1.064%, 02/10/2049(f)		2,260	14,280
GS Mortgage Securities Trust Series 2013-GC13, Class D 4.00%, 07/10/2046(a)		100	63,574
Series 2016-GS3, Class XA 1.308%, 10/10/2049(f)		1,242	18,268
Series 2017-GS5, Class XA 0.971%, 03/10/2050(f)		1,395	20,416
Series 2017-GS7, Class XA 1.222%, 08/10/2050(f)		3,230	69,634
Series 2019-GC39, Class XA 1.241%, 05/10/2052(f)		3,586	144,713
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.173%, 08/15/2046(a)		75	56,849
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class G 3.686%, 12/15/2047(a)		100	54,654
Series 2013-LC11, Class B 3.499%, 04/15/2046		110	92,043
UBS Commercial Mortgage Trust Series 2017-C1, Class XA 1.634%, 06/15/2050(f)		903	24,438

18 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C2, Class XA 1.209%, 08/15/2050(f)	U.S.$	1,918	$42,359
Series 2018-C14, Class XA 1.052%, 12/15/2051(f)		753	21,368
Series 2018-C15, Class XA 1.049%, 12/15/2051(f)		565	16,386
Series 2019-C18, Class XA 1.124%, 12/15/2052(f)		1,226	42,253
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 4.061%, 04/10/2046(a)		69	59,084
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.748%, 10/15/2049(f)		743	15,816
Series 2018-C48, Class XA 1.102%, 01/15/2052(f)		736	22,384
Series 2019-C52, Class XA 1.705%, 08/15/2052(f)		842	47,327
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.149%, 06/15/2044(a)		44	40,515
Series 2011-C4, Class E 5.149%, 06/15/2044(a)		25	21,536

			1,558,392

Non-Agency Floating Rate CMBS – 0.1%
Starwood Retail Property Trust Series 2014-STAR, Class A 7.75% (PRIME + 0.00%), 11/15/2027(a)(d)		81	49,181

Total Commercial Mortgage-Backed Securities (cost $1,774,178)			1,607,573

EMERGING MARKETS - SOVEREIGNS – 1.0%
Dominican Republic – 1.0%
Dominican Republic Central Bank Notes 10.50%, 01/17/2025(a) (cost $904,303)	DOP	54,000	893,465

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Risk Share Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2021-DNA6, Class M2 6.234% (CME Term SOFR + 1.50%), 10/25/2041(a)(d)	U.S.$	150	150,762

abfunds.com	AB SHORT DURATION INCOME ETF | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2022-HQA1, Class M1B 8.234% (CME Term SOFR + 3.50%), 03/25/2042(a)(d)	U.S.$	20	$20,786
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C04, Class 1B 15.099% (CME Term SOFR + 10.36%), 01/25/2029(d)		117	132,978

			304,526

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4913, Class IO 6.00%, 04/15/2041(f)		55	9,574
Federal National Mortgage Association REMICs Series 2012-120, Class CI 3.50%, 12/25/2031(f)		20	113
Series 2016-26, Class IO 5.00%, 05/25/2046(f)		117	15,887
Series 2016-31, Class IO 5.00%, 06/25/2046(f)		159	22,332
Series 2016-64, Class BI 5.00%, 09/25/2046(f)		18	2,321

			50,227

Agency Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 1.18% (5.99% – CME Term SOFR), 08/15/2044(d)(g)		71	7,188
Federal National Mortgage Association REMICs Series 2012-17, Class ES 1.702% (6.44% – CME Term SOFR), 03/25/2041(d)(g)		31	1,115
Series 2012-17, Class SE 1.102% (5.84% – CME Term SOFR), 03/25/2042(d)(g)		53	5,237
Series 2019-25, Class SA 1.202% (5.94% – CME Term SOFR), 06/25/2049(d)(g)		35	3,755
Series 2019-42, Class SQ 1.202% (5.94% – CME Term SOFR), 08/25/2049(d)(g)		31	3,230

			20,525

Total Collateralized Mortgage Obligations (cost $366,976)			375,278

20 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 0.3%
Industrial – 0.3%
Capital Goods – 0.0%
Chariot Buyer LLC 7.923% (SOFR 1 Month + 3.25%), 11/03/2028(h)	U.S.$	10	$9,767

Communications - Media – 0.0%
DirecTV Financing LLC 10.097% (SOFR 3 Month + 5.25%), 08/02/2029(h)		22	21,973

Consumer Cyclical - Entertainment – 0.2%
Seaworld Parks & Entertainment, Inc. 7.073% (SOFR 1 Month + 2.50%), 08/25/2028(h)		139	138,604

Energy – 0.1%
GIP II Blue Holding LP 8.323% (SOFR 1 Month + 3.75%), 09/29/2028(h)		45	44,826

Technology – 0.0%
Ascend Learning LLC 10.423% (SOFR 1 Month + 5.75%), 12/10/2029(h)		30	29,925
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(c)(h)(i)(j)		72	543
MedAssets Software Intermediate Holdings, Inc. 7.750% (SOFR 1 Month + 4.00%), 12/17/2029(c)(h)		11	7,095
8.725% (SOFR 1 Month + 4.00%), 12/17/2028(c)(h)		2	1,745

			39,308

			254,478

Financial Institutions – 0.0%
Finance – 0.0%
Orbit Private Holdings I Ltd. 10.014% (SOFR 6 Month + 4.50%), 12/11/2028(c)(h)		29	29,503

Total Bank Loans (cost $357,525)			283,981

abfunds.com	AB SHORT DURATION INCOME ETF | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(k)(l)(m) (cost $494,459)	494,459	$494,459

Total Investments – 99.2% (cost $87,374,046)		87,762,074
Other assets less liabilities – 0.8%		741,290

Net Assets – 100.0%		$88,503,364

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	40	March 2025	$8,244,375	$21,094
U.S. T-Note 5 Yr (CBT) Futures	71	March 2025	7,639,711	55,313

Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	3	March 2025	333,563	(4,102)

				$72,305

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	DOP	56,835	USD	934	01/17/2025	$(4,007)
State Street Bank & Trust Co.	EUR	488	USD	528	12/20/2024	11,466
State Street Bank & Trust Co.	GBP	103	USD	132	01/16/2025	1,630

						$9,089

22 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
iTraxx Australia Series 42, 5 Year Index, 12/20/2029*	(1.00)%	Quarterly	0.66%	USD	4,080	$(70,559)	$(66,867)	$(3,692)
Kingdom of Saudi Arabia, 12/20/2029*	(1.00)	Quarterly	0.60	USD	460	(9,285)	(7,423)	(1,862)
State of Qatar, 12/20/2029*	(1.00)	Quarterly	0.41	USD	930	(27,043)	(24,107)	(2,936)

Sale Contracts
CDX-NAHY Series 43, 5 Year Index, 12/20/2029*	5.00	Quarterly	2.95	USD	720	68,796	49,479	19,317
CDX-NAIG Series 43, 5 Year Index, 12/20/2029*	1.00	Quarterly	0.48	USD	4,080	105,156	89,035	16,121
iTraxx Xover Series 42, 5 Year Index, 12/20/2029*	5.00	Quarterly	2.98	EUR	640	65,719	55,756	9,963

						$132,784	$95,873	$36,911

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2024, the aggregate market value of these securities amounted to $30,898,176 or 34.9% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2024.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2024.

(e)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at November 30, 2024.

(f)	IO – Interest Only.

(g)	Inverse interest only security.

(h)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at November 30, 2024.

(i)	Defaulted.

(j)	Fair valued by the Adviser.

(k)	Affiliated investments.

abfunds.com	AB SHORT DURATION INCOME ETF | 23

PORTFOLIO OF INVESTMENTS (continued)

(l)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(m)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $86,879,587)	$87,267,615
Affiliated issuers (cost $494,459)	494,459
Cash	8,705
Cash collateral due from broker	318,975
Foreign currencies, at value (cost $28,816)	28,293
Interest receivable	881,841
Receivable for variation margin on futures	14,765
Unrealized appreciation on forward currency exchange contracts	13,096
Receivable for variation margin on centrally cleared swaps	4,205
Affiliated dividends receivable	1,212
Receivable for investment securities sold	538
Receivable due from Adviser	55

Total assets	89,033,759

Liabilities
Payable for investment securities purchased	373,931
Advisory fee payable	21,852
Unrealized depreciation on forward currency exchange contracts	4,007
Foreign capital gains tax payable	1,804
Other liabilities	128,801

Total liabilities	530,395

Net Assets	$88,503,364

Composition of Net Assets
Capital stock, at par	$249
Additional paid-in capital	94,104,787
Accumulated loss	(5,601,672)

Net Assets	$88,503,364

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 2,488,461 common shares outstanding)	$35.57

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME ETF | 25

STATEMENT OF OPERATIONS

	For the Period November 1, 2024 to November 30, 2024(a)		Year Ended October 31, 2024(b)
Investment Income
Interest (net of foreign taxes withheld of $0 and $1,634)	$394,365		$5,769,540
Dividends—Affiliated issuers	1,219		65,067

Total income	$395,584		$5,834,607
Expenses
Advisory fee (see Note B)	21,855		344,561
Distribution fee—Class A	– 0	–	2,028
Distribution fee—Class C	– 0	–	1,001
Transfer agency—Class A	– 0	–	358
Transfer agency—Class C	– 0	–	41
Transfer agency—Advisor Class	– 0	–	30,718
Administrative	– 0	–	59,346
Audit and tax	– 0	–	90,847
Legal	– 0	–	52,196
Registration fees	– 0	–	47,113
Custody and accounting	– 0	–	41,391
Printing	– 0	–	37,494
Directors’ fees	– 0	–	14,032
Miscellaneous	– 0	–	10,440

Total expenses	21,855		731,566
Less: expenses waived and reimbursed by the Adviser (see Note B)	(55)		(319,449)

Net expenses	21,800		412,117

Net investment income	373,784		5,422,490

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(c)	13,288		377,985
In-kind redemptions	– 0	–	121,708
Forward currency exchange contracts	(32)		5,840
Futures	(144,569)		(72,477)
Swaps	(979)		283,420
Foreign currency transactions	3,835		(14,612)
Net change in unrealized appreciation (depreciation) of:
Investments(d)	69,956		2,239,607
Forward currency exchange contracts	12,978		(11,026)
Futures	157,735		166,668
Swaps	31,836		51,716
Foreign currency denominated assets and liabilities	586		(1,483)

Net gain on investment and foreign currency transactions	144,634		3,147,346

Net Increase in Net Assets from Operations	$518,418		$8,569,836

(a)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(b)

After the close of business on June 7, 2024, AB Short Duration Income Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration Income ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

(c)	Net of foreign realized capital gains taxes of $656 and $1,976, respectively.

(d)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $11 and $1,137, respectively.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	November 1, 2024 to November 30, 2024(a)		Year Ended October 31, 2024(b)	Year Ended October 31, 2023
Increase in Net Assets from Operations
Net investment income	$373,784		$5,422,490	$3,686,989
Net realized gain (loss) on investment transactions	(128,457)		701,864	(5,408,383)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	273,091		2,445,482	5,336,754

Net increase in net assets from operations	518,418		8,569,836	3,615,360
Distributions to Shareholders
Class A	– 0	–	(52,498)	(147,440)
Class C	– 0	–	(4,384)	(10,939)
Advisor Class	(378,246)		(4,991,883)	(4,293,613)
Transactions in Shares of the Fund
Net increase (decrease)	– 0	–	(23,813,083)	39,863,963
Other capital	5		150	– 0	–

Total increase (decrease)	140,177		(20,291,862)	39,027,331
Net Assets
Beginning of period	88,363,187		108,655,049	69,627,718

End of period	$88,503,364		$88,363,187	$108,655,049

(a)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(b)

After the close of business on June 7, 2024, AB Short Duration Income Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration Income ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 portfolios currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on June 7, 2024. At meetings held on October 31— November 2, 2023, the Fund’s Board of Directors of AB Bond Fund, Inc. (the “Board”) approved the reorganization of AB Short Duration Income Portfolio, a portfolio of AB Bond Fund, Inc. (the “Acquired Portfolio”) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, June 7, 2024. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of October 31, however the Fund has a fiscal year end of November 30. See Note I for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through June 7, 2024. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these

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NOTES TO FINANCIAL STATEMENTS (continued)

procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in

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NOTES TO FINANCIAL STATEMENTS (continued)

active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of

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NOTES TO FINANCIAL STATEMENTS (continued)

quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$32,673,528		$	– 0	–	$32,673,528
Governments – Treasuries		– 0	–	26,827,607			– 0	–	26,827,607
Asset-Backed Securities		– 0	–	10,331,745			238,665		10,570,410
Collateralized Loan Obligations		– 0	–	8,083,221			– 0	–	8,083,221
Corporates – Non-Investment Grade		– 0	–	5,952,552			– 0	–	5,952,552
Commercial Mortgage-Backed Securities		– 0	–	1,607,573			– 0	–	1,607,573
Emerging Markets – Sovereigns		– 0	–	893,465			– 0	–	893,465
Collateralized Mortgage Obligations		– 0	–	375,278			– 0	–	375,278
Bank Loans		– 0	–	245,095			38,886		283,981
Short-Term Investments		494,459		– 0	–		– 0	–	494,459

Total Investments in Securities		494,459		86,990,064			277,551		87,762,074
Other Financial Instruments(a):
Assets:
Futures		76,407		– 0	–		– 0	–	76,407	(b)
Forward Currency Exchange Contracts		– 0	–	13,096			– 0	–	13,096
Centrally Cleared Credit Default Swaps		– 0	–	239,671			– 0	–	239,671	(b)
Liabilities:
Futures		(4,102)		– 0	–		– 0	–	(4,102	)(b)
Forward Currency Exchange Contracts		– 0	–	(4,007)			– 0	–	(4,007)
Centrally Cleared Credit Default Swaps		– 0	–	(106,887)			– 0	–	(106,887	)(b)

Total		$566,764		$87,131,937			$277,551		$87,976,252

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of AB Bond Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

9. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .30% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to June 7, 2024, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C and Advisor Class shares, respectively. For the period ended November 30, 2024 and the year ended October 31, 2024, such reimbursement/waivers amounted to $3 and 258,247, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

Prior to June 7, 2024, pursuant to the investment advisory agreement, the Acquired Portfolio reimbursed the Adviser for certain legal and accounting services provided to the Acquired Portfolio by the Adviser. For the year ended October 31, 2024, the reimbursement for such services amounted to $59,346.

Prior to June 7, 2024, the Acquired Portfolio compensated AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Acquired Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $13,787 for the year ended October 31, 2024. Effective June 7, 2024, State Street Bank and Trust Company serves as Transfer Agent for the Fund.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Prior to June 7, 2024, these costs were borne by the Fund but subject to the Expense Cap. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2024 and the year ended October 31, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $52 and $1,856, respectively.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2024 is as follows:

Fund	Market Value 10/31/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$985	$905	$1,396	$494	$1

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2024 is as follows:

Fund	Market Value 10/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$507	$60,696	$60,218	$985	$65

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

Effective June 7, 2024, the Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid. Prior to the Conversion, the Acquired Portfolio paid distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Acquired Portfolio’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .20% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,357 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, and the share class is active, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,038,914		$349,772
U.S. government securities	– 0	–	1,407,764

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NOTES TO FINANCIAL STATEMENTS (continued)

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended October 31, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$73,269,644	$66,808,430
U.S. government securities	44,437,087	53,315,823

For the period ended November 30, 2024, the Fund had no in-kind purchases and in-sales.

During the year ended October 31, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended October 31, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions (excluding U.S. government securities)	$1,674,641	$11,050,005
U.S. government securities	1,576,166	6,433,806

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$87,381,739

Gross unrealized appreciation	$914,431
Gross unrealized depreciation	(512,253)

Net unrealized appreciation	$402,178

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. Fund bears the market risk that arises from

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changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time Fund enters into futures, Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended November 30, 2024 and the year ended October 31, 2024, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended November 30, 2024 and the year ended October 31, 2024, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying

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securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and

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greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the period ended November 30, 2024 and the year ended October 31, 2024, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund ‘s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the period ended November 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$76,407	*	Payable for variation margin on futures	$4,102	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	45,401	*	Payable for variation margin on centrally cleared swaps	8,490	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	13,096		Unrealized depreciation on forward currency exchange contracts	4,007

Total		$134,904			$16,599

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Period ended November 1, 2024 to November 30, 2024	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(144,569)	$157,735

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(32)	12,978

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(979)	31,836

Total		$(145,580)	$202,549

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Year ended October 31, 2024	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(72,477)	$166,668

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	5,840	(11,026)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	283,420	51,716

Total		$216,783	$207,358

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2024:

Futures:
Average notional amount of buy contracts	$13,187,762
Average notional amount of sale contracts	$335,988
Forward Currency Exchange Contracts:
Average principal amount of sale contracts	$1,597,664
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,327,500
Average notional amount of sale contracts	$5,485,392

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2024:

Futures:
Average notional amount of buy contracts	$14,231,234
Average notional amount of sale contracts	$1,646,706
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$348,243	(a)
Average principal amount of sale contracts	$1,119,281
Credit Default Swaps:
Average notional amount of sale contracts	$217,528	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,165,000
Average notional amount of sale contracts	$6,207,633

(a)	Positions were open for five months during the year.
(b)	Positions were open for one month during the year.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
State Street Bank & Trust Co.	$13,096	$	– 0	–	$	– 0	–	$	– 0	–	$13,096

Total	$13,096	$	– 0	–	$	– 0	–	$	– 0	–	$13,096	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$4,007	$	– 0	–	$	– 0	–	$	– 0	–	$4,007

Total	$4,007	$	– 0	–	$	– 0	–	$	– 0	–	$4,007	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares						Amount
	Period Ended November 30, 2024(a)		Year Ended October 31, 2024(b)		Year Ended October 31, 2023		Period Ended November 30, 2024(a)			Year Ended October 31, 2024(b)		Year Ended October 31, 2023

Class A
Shares sold	– 0	–	83,992		161,357		$	– 0	–	$745,203		$1,417,247

Shares issued in reinvestment of dividends	– 0	–	4,782		12,523			– 0	–	42,536		110,490

Shares converted from Class C	– 0	–	– 0	–	135			– 0	–	– 0	–	1,197

Shares converted to Advisor Class	– 0	–	(250,959)		– 0	–		– 0	–	(2,222,542)		– 0	–

Shares redeemed	– 0	–	(137,359)		(376,175)			– 0	–	(1,218,920)		(3,319,598)

Net decrease	– 0	–	(299,544)		(202,160)		$	– 0	–	$(2,653,723)		$(1,790,664)

Class C
Shares sold	– 0	–	4,927		29,648		$	– 0	–	$43,888		$257,425

Shares issued in reinvestment of dividends	– 0	–	266		925			– 0	–	2,363		8,162

Shares converted to Class A	– 0	–	– 0	–	(136)			– 0	–	– 0	–	(1,197)

Shares converted to Advisor Class	– 0	–	(23,735)		– 0	–		– 0	–	(209,915)		– 0	–

Shares redeemed	– 0	–	(31,981)		(13,529)			– 0	–	(282,701)		(120,665)

Net increase (decrease)	– 0	–	(50,523)		16,908		$	– 0	–	$(446,365)		$143,725

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	Shares					Amount
	Period Ended November 30, 2024(a)		Year Ended October 31, 2024(b)	Year Ended October 31, 2023		Period Ended November 30, 2024(a)			Year Ended October 31, 2024(b)	Year Ended October 31, 2023

Advisor Class
Shares sold	– 0	–	1,339,069	2,386,556		$	– 0	–	$47,194,795	$83,357,649

Shares issued in reinvestment of dividends	– 0	–	70,699	88,524			– 0	–	2,482,228	3,087,814

Shares converted from Class A			63,345	– 0	–				2,222,542	– 0	–

Shares converted from Class C	– 0	–	5,991	– 0	–		– 0	–	209,915	– 0	–

Shares redeemed	– 0	–	(2,065,622)	(1,286,991)			– 0	–	(72,822,475)	(44,934,561)

Net increase (decrease)	– 0	–	(586,518)	1,188,089		$	– 0	–	$(20,712,995)	$41,510,902

(a)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(b)

After the close of business on June 7, 2024, AB Short Duration Income Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration Income ETF. The amounts disclosed include those of the Acquired Portfolio. The Advisor class shares have been adjusted retroactively for the periods presented. See Note A and Note I for additional information on the reorganization.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full

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principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal

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sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Cash Transactions Risk—The Fund intends to transact many of its creation and redemption orders for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units

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primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

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NOTES TO FINANCIAL STATEMENTS (continued)

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares, and market makers and Authorized Participants are not obligated to place or execute purchase andredemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are

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NOTES TO FINANCIAL STATEMENTS (continued)

included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2024 and the fiscal years ended October 31, 2024 and October 31, 2023 were as follows:

	November 1, 2024 to November 30, 2024	Year Ended October 31, 2024	Year Ended October 31, 2023
Distributions paid from:
Ordinary income	$378,246	$5,048,765	$4,451,992

Total taxable distributions paid	$378,246	$5,048,765	$4,451,992

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$479,700
Accumulated capital and other losses	(6,482,270	)(a)
Unrealized appreciation (depreciation)	402,848	(b)

Total accumulated earnings (deficit)	$(5,599,722	)(c)

(a)

As of November 30, 2024, the Fund had a net capital loss carryforward of $6,471,038. During the fiscal period, the Fund utilized $23,658 of capital loss carry forwards to offset current year net realized gains. As of November 30, 2024, the cumulative deferred loss on straddles was $11,232.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund had a net short-term capital loss carryforward of $2,115,132 and a net long-term capital loss carryforward of $4,355,906, which may be carried forward for an indefinite period.

During the current fiscal period, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Reorganization

At meetings held on October 31 – November 2, 2023, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business June 7, 2024. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion			Aggregate net assets immediately after the Conversion
Acquired Portfolio*	11,443,352		– 0	–		$101,095,155	+	$	– 0	–
The Fund	– 0	–	2,888,433		$	– 0	–		$101,095,155

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of $331,428 and unrealized depreciation on investments of $209,880, with a fair value of $99,296,404 and identified cost of $99,506,284.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the

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NOTES TO FINANCIAL STATEMENTS (continued)

title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

	November 1, 2024 to November 30, 2024(b)		Year Ended October 31,
			2024		2023		2022	2021		2020

Net asset value, beginning of period	$ 35.51		$ 34.35		$ 34.43		$ 39.18	$ 39.42		$ 41.00

Income From Investment Operations

Net investment income(c)(d)	0.15		1.84		1.51		0.79	0.99		0.83

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06		1.04		0.27	(e)	(4.15)	.00	(e)(f)	(.31	)(e)

Contribution from Affiliates	– 0	–	– 0	–	– 0	–	.00 (f)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	0.21		2.88		1.78		(3.36)	0.99		0.52

Less: Dividends and Distributions

Dividends from net investment income	(.15)		(1.72)		(1.86)		(.95)	(1.23)		(1.58)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.44)	– 0	–	(.52)

Total dividends and distributions	(.15)		(1.72)		(1.86)		(1.39)	(1.23)		(2.10)

Net asset value, end of period	$ 35.57		$ 35.51		$ 34.35		$ 34.43	$ 39.18		$ 39.42

Total Return

Total investment return based on net asset value(g)	.59%		8.52%		5.22%		(8.76)%	2.48%		1.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$88,503		$88,363		$105,618		$64,972	$56,593		$41,681

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(h)	.30	%^	.39%		.71%		.77%	.47%		.48%

Expenses, before waivers/reimbursements(h)	.30	%^	.70%		1.26%		1.48%	1.18%		1.68%

Net investment income(d)	5.14	%^	5.23%		4.29%		2.17%	2.52%		2.13%

Portfolio turnover rate(i)*	1%		116%		185%		60%	163%		336%

Portfolio turnover rate (including securities sold short)*	N/A		N/A		N/A		N/A	N/A		336%

See footnote summary on page 56.

abfunds.com	AB SHORT DURATION INCOME ETF | 55

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

(a)

After the close of business on June 7, 2024, AB Short Duration Income Portfolio (the “Acquired Portfolio”) was converted into AB Short Duration Income ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from October 31, 2020 through the Reorganization.

(b)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(f)	Amount is less than $.005.

(g)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(h)	The expense ratios presented below exclude interest/bank overdraft expense:

	November 1, 2024 to November 30, 2024(b)		Year Ended October 31,
			2024	2023	2022	2021	2020

Net of waivers/reimbursements	.30	%^	.39%	.45%	.45%	.45%	.45%

Before waivers/reimbursements	.30	%^	.70%	1.00%	1.16%	1.16%	1.64%

(i)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

*	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of AB Short Duration Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Short Duration Income ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statements of operations for the period from November 1, 2024 to November 30, 2024 and for the year ended October 31, 2024, and the statements of changes in net assets for the period from November 1, 2024 to November 30, 2024 and for each of the two years in the period ended October 31, 2024, the financial highlights for the period from November 1, 2024 to November 30, 2024 and for each of the five years in the period ended October 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations for the period from November 1, 2024 to November 30, 2024 and for the year ended October 31, 2024, the changes in its net assets for the period from November 1, 2024 to November 30, 2024 and for each of the two years in the period ended October 31, 2024 and its financial highlights for the period from November 1, 2024 to November 30, 2024 and for each of the five years in the period ended October 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the

abfunds.com	AB SHORT DURATION INCOME ETF | 57

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income ETF (the “Fund”) for an initial two-year period at a meeting held in-person on October 31-November 2, 2023 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions

abfunds.com	AB SHORT DURATION INCOME ETF | 59

that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund was newly formed and had not yet commenced operations, no performance or other historical information for the Fund was available. However, it was proposed that the Fund would receive the assets of AB Short Duration Income Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc. (a mutual fund), in exchange for shares of the Fund (an exchange traded fund) and the assumption by the Fund of all the liabilities of the Acquired Portfolio. Shareholders of the Acquired Portfolio would receive shares of the Fund in a liquidating distribution of the

60 | AB SHORT DURATION INCOME ETF	abfunds.com

Acquired Portfolio (the “Conversion”). The Conversion is expected to be consummated on or about June 2024. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory

abfunds.com	AB SHORT DURATION INCOME ETF | 61

and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s projected expense ratio was lower than the median. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a

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fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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NOTES

64 | AB SHORT DURATION INCOME ETF	abfunds.com

AB SHORT DURATION INCOME ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-SDI-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF

(NYSE: TAFM)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.2%
Long-Term Municipal Bonds – 88.6%
Alabama – 5.6%
Black Belt Energy Gas District (BP PLC) Series 2024-D 5.00%, 03/01/2055(a)	$750	$816,090
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2024-B 5.00%, 10/01/2055	600	642,421
Black Belt Energy Gas District (Nomura Holdings, Inc.) Series 2022-A 4.00%, 12/01/2052	150	150,814
County of Jefferson AL Sewer Revenue Series 2024 5.25%, 10/01/2040	250	280,662
5.25%, 10/01/2044	100	110,620
Energy Southeast A Cooperative District (Morgan Stanley) Series 2024-B 5.25%, 07/01/2054	1,050	1,144,220
Lauderdale County Agriculture Center Authority (Lauderdale County Agriculture Center Authority Spl Tax) Series 2024 5.00%, 07/01/2041	1,000	1,087,526
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2024 5.00%, 06/01/2049	200	214,051
Southeast Energy Authority A Cooperative District (Deutsche Bank AG) Series 2024-A 5.00%, 11/01/2035	400	420,707
Southeast Energy Authority A Cooperative District (Pacific Mutual Holding Co.) Series 2024-C 5.00%, 11/01/2055	250	270,125

		5,137,236

Arizona – 2.2%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2024 5.00%, 11/01/2044	150	164,372
5.00%, 11/01/2049	500	541,345

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	$300	$308,136
Maricopa County Industrial Development Authority (HonorHealth Obligated Group) Series 2019-A 4.125%, 09/01/2042	250	250,727
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2037	500	552,839
Sierra Vista Industrial Development Authority (American Leadership Academy, Inc.) Series 2024 5.00%, 06/15/2044(b)	200	202,596

		2,020,015

California – 4.9%
California Community Choice Financing Authority (American General Life Insurance Co.) Series 2024 5.00%, 08/01/2055	200	216,653
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	250	267,377
California Community Choice Financing Authority (Apollo Global Management, Inc.) Series 2024 5.00%, 11/01/2055	200	216,200
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	200	215,288
California Community Choice Financing Authority (Pacific Mutual Holding Co.) Series 2024-F 5.00%, 02/01/2055	750	818,482
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(b)	100	84,662
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 3.00%, 08/01/2056(b)	100	71,413

2 | AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Golden State Tobacco Securitization Corp. Series 2021-B Zero Coupon, 06/01/2066	$455	$50,877
Series 2022 5.00%, 06/01/2051	460	484,940
San Francisco Bay Area Rapid Transit District Series 2017 4.00%, 08/01/2037	300	304,744
San Francisco Intl Airport Series 2024 5.00%, 05/01/2034	500	556,797
San Francisco Intl Airport (SFO Fuel Co. LLC) Series 2019 5.00%, 01/01/2047	1,000	1,031,070
State of California Series 2024
5.00%, 08/01/2044	200	227,887

		4,546,390

Colorado – 1.2%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2031	300	316,051
5.00%, 12/01/2034	400	439,133
Colorado Educational & Cultural Facilities Authority (Ascent Classical Academy Charter Schools, Inc.) Series 2024 5.50%, 04/01/2044(b)	100	104,601
Colorado Health Facilities Authority (Christian Living Neighborhoods Obligated Group) Series 2021 4.00%, 01/01/2042	250	230,594

		1,090,379

Connecticut – 1.6%
State of Connecticut Series 2019-B 5.00%, 02/15/2025	500	501,886
State of Connecticut Special Tax Revenue Series 2018-B 5.00%, 10/01/2025	1,000	1,016,711

		1,518,597

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia – 2.7%
District of Columbia (District of Columbia Union Market TIF Area) Series 2024-A 5.125%, 06/01/2034(b)	$100	$101,931
District of Columbia (KIPP DC Obligated Group) Series 2017-B 5.00%, 07/01/2037	200	206,584
Metropolitan Washington Airports Authority Aviation Revenue Series 2020-A 5.00%, 10/01/2033	250	267,642
Series 2022-A 5.00%, 10/01/2031	345	376,745
Series 2023-A 5.00%, 10/01/2035	1,000	1,082,767
Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2020-A 5.00%, 07/15/2045	400	426,086

		2,461,755

Florida – 9.6%
Capital Projects Finance Authority/FL (Navigator Academy of Leadership Inc Obligated Group) Series 2024 5.00%, 06/15/2034(b)	150	154,260
Capital Trust Authority (Mason Classical Academy, Inc.) Series 2024 5.00%, 06/01/2054(b)	150	151,584
Central Florida Tourism Oversight District Series 2024-A 5.00%, 06/01/2044	600	658,888
City of Tampa FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2020 4.00%, 07/01/2038	375	375,976
City of Venice FL (Southwest Florida Retirement Center, Inc. Obligated Group) Series 2024 5.625%, 01/01/2060(a)(b)	100	103,339

4 | AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Lee FL Airport Revenue Series 2024 5.25%, 10/01/2044	$1,000	$1,094,641
County of Miami-Dade FL Series 2024 5.00%, 04/01/2046	1,000	1,090,500
County of Miami-Dade FL Aviation Revenue Series 2024-A 5.00%, 10/01/2034	1,000	1,097,065
County of Palm Beach FL Airport System Revenue Series 2024-B 5.25%, 10/01/2042	300	331,306
Florida Development Finance Corp. (Brightline Trains Florida LLC) AGM Series 2024 5.00%, 07/01/2044	350	366,595
Florida Development Finance Corp. (GFL Solid Waste Southeast LLC) Series 2024 4.375%, 10/01/2054(b)	250	252,709
Florida Development Finance Corp. (SFP - Tampa I LLC) Series 2024 5.00%, 06/01/2044(b)	100	101,809
Florida Higher Educational Facilities Financial Authority (Florida Institute of Technology, Inc.) Series 2019 5.00%, 10/01/2036	155	159,849
Hillsborough County Aviation Authority Series 2024 5.25%, 10/01/2044	300	332,238
Lee Memorial Health System (Lee Health System, Inc. Obligated Group) Series 2024 5.00%, 04/01/2025	1,000	1,004,705
Mid-Bay Bridge Authority Series 2015-A
5.00%, 10/01/2035	300	302,703
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2024 5.25%, 10/01/2048	255	265,212
Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2022 5.00%, 11/01/2036	700	753,845

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Village Community Development District No. 15 (Village Community Development District No 15 Series 2024 Special Assessment) Series 2024 4.20%, 05/01/2039(b)	$250	$251,211

		8,848,435

Georgia – 5.7%
City of Atlanta GA Department of Aviation Series 2022-A 5.00%, 07/01/2047	810	874,956
Fayette County Development Authority (United States Soccer Federation, Inc.) Series 2024 5.00%, 10/01/2043	200	215,439
5.25%, 10/01/2049	250	272,109
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2022-B 5.00%, 12/01/2052	555	588,472
Main Street Natural Gas, Inc. (Macquarie Group Ltd.) Series 2019-A 5.00%, 05/15/2043	1,000	1,038,235
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2024-B 5.00%, 12/01/2054	1,000	1,086,373
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2063	700	715,380
Savannah Hospital Authority (St Joseph’s/Candler Health System Obligated Group) Series 2019 4.00%, 07/01/2039	500	500,870

		5,291,834

Guam – 0.8%
Antonio B Won Pat International Airport Authority Series 2024-A 5.25%, 10/01/2040	385	416,462
Guam Government Waterworks Authority (Guam Waterworks Authority Water and Wastewater System) Series 2024-A 5.00%, 07/01/2039	270	294,883

		711,345

6 | AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois – 3.5%
Chicago Board of Education Series 2021-A 5.00%, 12/01/2036	$120	$123,281
Series 2023-A 5.00%, 12/01/2034	100	105,159
6.00%, 12/01/2049	300	326,352
Chicago O’Hare International Airport Series 2024-A 5.00%, 01/01/2036	500	539,653
Series 2024-C 5.25%, 01/01/2042	250	276,636
Illinois Finance Authority Series 2024 4.125%, 12/01/2043(a)(b)	100	101,107
Metropolitan Pier & Exposition Authority Series 2017 0.00%, 12/15/2042(c)	100	74,336
Series 2020 5.00%, 06/15/2050	1,000	1,036,290
NATL Series 2002 Zero Coupon, 06/15/2035	150	101,707
State of Illinois Series 2020-B 4.00%, 10/01/2033	100	101,479
Series 2023-B 5.50%, 05/01/2047	250	272,544
Series 2024 5.00%, 02/01/2039	200	222,105

		3,280,649

Indiana – 1.0%
City of Valparaiso IN (Pratt Paper IN LLC) Series 2024 4.875%, 01/01/2044(b)	100	103,092
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2024-A 5.00%, 11/01/2054(b)	100	107,439
Indiana Finance Authority (SFP-PUFW I LLC) Series 2024 4.25%, 07/01/2044	300	287,979
Indianapolis Local Public Improvement Bond Bank (Pan Am Plaza Hotel) Series 2023 6.00%, 03/01/2053	150	163,201

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-F 7.75%, 03/01/2067	$100	$114,525
BAM Series 2023 5.25%, 03/01/2067	100	108,118

		884,354

Kentucky – 2.0%
Kenton County Airport Board Series 2024-A 5.25%, 01/01/2044	350	382,151
Kentucky Public Energy Authority (BP PLC) Series 2024-B 5.00%, 01/01/2055	655	704,581
Kentucky Public Energy Authority (Goldman Sachs Group, Inc. (The)) Series 2024-A 5.00%, 05/01/2055	500	531,090
Kentucky Public Energy Authority (Morgan Stanley) Series 2023-A 5.25%, 04/01/2054	200	217,229

		1,835,051

Louisiana – 1.6%
Louisiana Public Facilities Authority (Calcasieu Bridge Partners LLC) Series 2024 5.50%, 09/01/2054	100	108,636
New Orleans Aviation Board Series 2024 5.25%, 01/01/2040	1,000	1,100,376
State of Louisiana Gasoline & Fuels Tax Revenue Series 2024-A 5.00%, 05/01/2039	200	229,412

		1,438,424

Maryland – 3.2%
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2047	370	390,719
Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program) Series 2018 5.00%, 05/01/2036	445	469,248

8 | AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Maryland Series 2017-B 5.00%, 08/01/2025	$1,000	$1,013,755
State of Maryland Department of Transportation (Maryland Aviation Administration) AGC Series 2024 5.25%, 08/01/2043	1,000	1,103,502

		2,977,224

Massachusetts – 0.5%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015-D 5.00%, 07/01/2044	500	500,273

Michigan – 0.3%
City of Detroit MI Series 2023-C 6.00%, 05/01/2043	250	285,069

Minnesota – 1.4%
City of St. Cloud MN (CentraCare Health System Obligated Group) Series 2024 5.00%, 05/01/2042	500	554,050
Metropolitan Council Series 2016-A 5.00%, 03/01/2025	705	708,095

		1,262,145

Nevada – 0.8%
Reno-Tahoe Airport Authority Series 2024 5.25%, 07/01/2044	300	324,099
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2024 8.125%, 01/01/2050	200	206,093
Tahoe-Douglas Visitors Authority Series 2020 5.00%, 07/01/2035	235	247,040

		777,232

New Hampshire – 1.3%
New Hampshire Business Finance Authority Series 2024-2, Class A 3.625%, 08/20/2039	100	95,094

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire Business Finance Authority (Bridgeland Water & Utility Districts 490, 491 & 158) Series 2024 5.375%, 12/15/2035(b)	$100	$100,551
New Hampshire Business Finance Authority (University of Nevada Reno) BAM Series 2023 4.50%, 06/01/2053	960	979,503

		1,175,148

New Jersey – 4.5%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) AGM Series 2006-C Zero Coupon, 12/15/2033	100	73,602
New Jersey Transportation Trust Fund Authority (State of New Jersey Lease) Series 2023-B 5.25%, 06/15/2050	775	855,212
New Jersey Transportation Trust Fund Authority (State of New Jersey) Series 2024-A 4.00%, 06/15/2042	1,200	1,206,902
New Jersey Turnpike Authority (Pre-refunded – US Treasuries) Series 2015-E 5.00%, 01/01/2034 (Pre-refunded/ETM)	1,500	1,502,107
Tobacco Settlement Financing Corp./NJ Series 2018-B 5.00%, 06/01/2046	500	502,344

		4,140,167

New York – 13.4%
Build NYC Resource Corp. (Kipp NYC Public Charter Schools) Series 2023 5.00%, 07/01/2032	550	599,257
Empire State Development Corp. (State of New York Sales Tax Revenue) Series 2024-A 5.00%, 03/15/2047	1,000	1,104,718
Federal Home Loan Mortgage Corp. Freddie Mac Multifamily ML Certificates Series 2024-ML21, Class AUS 4.616%, 08/25/2041	100	102,474

10 | AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Long Island Power Authority Series 2024-A 5.00%, 09/01/2049	$1,000	$1,097,968
Metropolitan Transportation Authority Series 2017 Zero Coupon, 11/15/2033	425	304,539
Series 2020-C 4.75%, 11/15/2045	400	413,684
Series 2024-B 5.00%, 11/15/2039	300	336,608
Monroe County Industrial Development Corp./NY (Eugenio Maria de Hostos Charter School) Series 2024 5.00%, 07/01/2044(b)	150	155,538
New York City Municipal Water Finance Authority Series 2021-B 4.00%, 06/15/2045	1,000	1,005,369
New York City Transitional Finance Authority (New York City Transitional Finance Authority Future Tax Secured Revenue) Series 2024 5.00%, 11/01/2037	1,000	1,155,102
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2015-C 5.00%, 11/01/2025	1,250	1,260,042
New York State Dormitory Authority (Pre-refunded – Others) Series 2012-C 4.25%, 05/01/2039 (Pre-refunded/ETM)	955	955,710
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2023 5.625%, 04/01/2040	500	540,930
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2041	1,000	1,052,842
New York Transportation Development Corp. (JFK Millennium Partners LLC) Series 2024 5.50%, 12/31/2054	500	541,836
New York Transportation Development Corp. (JFK NTO LLC) Series 2023 6.00%, 06/30/2054	120	130,931

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	$250	$250,003
5.25%, 01/01/2050	100	100,007
Port Authority of New York & New Jersey Series 2020-2 4.00%, 07/15/2037	900	906,353
Suffolk Regional Off-Track Betting Co. Series 2024 5.75%, 12/01/2044	100	104,451
Triborough Bridge & Tunnel Authority Sales Tax Revenue Series 2024-A 5.00%, 05/15/2054	250	271,978

		12,390,340

Ohio – 0.8%
Buckeye Tobacco Settlement Financing Authority Series 2020-B 5.00%, 06/01/2055	100	91,558
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2021 3.50%, 12/01/2051(b)	100	80,484
Lancaster Port Authority (Royal Bank of Canada) Series 2024-A 5.00%, 02/01/2055	100	107,208
Ohio Higher Educational Facility Commission (Xavier University) Series 2024 5.00%, 05/01/2042	400	431,168

		710,418

Oregon – 0.5%
Port of Portland OR Airport Revenue Series 2022-2 4.00%, 07/01/2047	500	488,828

Pennsylvania – 4.3%
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2046	100	90,790
5.00%, 07/01/2030	100	106,378

12 | AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Commonwealth of Pennsylvania Series 2023 5.00%, 09/01/2025	$1,000	$1,015,619
Series 2024 4.00%, 08/15/2043	200	202,139
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.50%, 06/30/2039	300	329,732
Pittsburgh Water & Sewer Authority AGM Series 2019-A 5.00%, 09/01/2044	1,000	1,059,198
Pocono Mountains Industrial Park Authority (St Luke’s Hospital Obligated Group) Series 2015 5.00%, 08/15/2040	1,140	1,142,218

		3,946,074

Puerto Rico – 0.3%
Commonwealth of Puerto Rico Series 2022-C Zero Coupon, 11/01/2043	166	102,329
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (San Juan Cruise Port LLC) Series 2024 6.75%, 01/01/2046	100	120,590
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2019-A 5.00%, 07/01/2058	100	100,399

		323,318

South Carolina – 3.4%
South Carolina Jobs-Economic Development Authority (Beaufort Memorial Hospital Obligated Group) Series 2024 5.50%, 11/15/2044	395	424,987
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2046	1,000	1,056,614

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina Jobs-Economic Development Authority (Novant Health Obligated Group) Series 2024 5.25%, 11/01/2044	$595	$666,559
South Carolina Public Service Authority Series 2021-A 4.00%, 12/01/2035	1,000	1,018,452

		3,166,612

Tennessee – 1.8%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-B Zero Coupon, 12/01/2031(b)	100	69,348
Metropolitan Government of Nashville & Davidson County TN Series 2024-C 4.00%, 01/01/2044	1,500	1,516,794
Shelby County Health & Educational Facilities Board (Madrone Memphis Student Housing I LLC) Series 2024 5.25%, 06/01/2056(b)	100	102,472

		1,688,614

Texas – 3.5%
Central Texas Turnpike System Series 2024-C 5.00%, 08/15/2038	100	112,121
City of Georgetown TX Utility System Revenue BAM Series 2024 5.00%, 08/15/2044	1,535	1,674,963
City of Houston TX Airport System Revenue AGM Series 2023 5.00%, 07/01/2038	500	540,179
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2024-B 5.50%, 07/15/2038(a)	200	216,306
Hidalgo County Regional Mobility Authority Series 2022-B 5.00%, 12/01/2036	300	312,716
Port of Beaumont Navigation District (Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group) Series 2024 5.125%, 01/01/2044(b)	100	103,743

14 | AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Municipal Gas Acquisition & Supply Corp. IV (BP PLC) Series 2023-B 5.50%, 01/01/2054	$200	$225,133
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2019 5.00%, 06/30/2058	100	102,297

		3,287,458

Utah – 0.6%
Utah Infrastructure Agency Series 2024 5.50%, 10/15/2044	500	546,008

Virginia – 2.3%
Fairfax County Industrial Development Authority (Inova Health System Obligated Group) Series 2022 4.00%, 05/15/2042	1,000	1,010,830
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay Obligated Group) Series 2023 7.00%, 09/01/2059	100	114,060
Virginia Small Business Financing Authority (LifeSpire of Virginia Obligated Group) Series 2024-A 4.50%, 12/01/2044	1,000	1,001,907

		2,126,797

Washington – 2.4%
City of Federal Way WA Series 2024 5.00%, 12/01/2049	1,000	1,087,040
King & Snohomish Counties School District No. 417 Northshore Series 2024 5.00%, 12/01/2040	100	113,460
State of Washington Series 2020 5.00%, 07/01/2025	750	758,925
Washington State Housing Finance Commission Series 2024-2 4.221%, 03/20/2040	300	293,450

		2,252,875

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.9%
Wisconsin Health & Educational Facilities Authority (Forensic Science & Protective Medicine Collaboration, Inc.) Series 2024 5.00%, 08/01/2027(b)	$150	$153,215
Wisconsin Public Finance Authority (Alpha Ranch Water Control & Improvement District of Denton & Wise Counties) Series 2024 Zero Coupon, 12/15/2038(a)(b)	100	43,506
Wisconsin Public Finance Authority (Puerto Rico Tollroads LLC) Series 2024 5.50%, 07/01/2044	500	534,451
Wisconsin Public Finance Authority (Southeast Overtown Park West Community Redevelopment Agency) Series 2024 5.00%, 06/01/2041(b)	100	103,375

		834,547

Total Long-Term Municipal Bonds (cost $81,058,891)		81,943,611

Short-Term Municipal Notes – 9.6%
Arizona – 0.4%
Arizona Health Facilities Authority (Banner Health Obligated Group) Series 2017-C 3.25%, 01/01/2046(d)	335	335,000

Colorado – 1.6%
Colorado Educational & Cultural Facilities Authority (Jewish Federation of South Palm Beach County, Inc.) Series 2008 3.25%, 02/01/2038(d)	1,160	1,160,000
Colorado Educational & Cultural Facilities Authority (Michael Ann Russell Jewish Community Center, Inc.) Series 2012 3.25%, 01/01/2039(d)	350	350,000

		1,510,000

16 | AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.7%
District of Columbia (MedStar Health Obligated Group) Series 2017-A 3.25%, 08/15/2038(d)	$600	$600,000

Florida – 0.3%
Hillsborough County Industrial Development Authority (BayCare Obligated Group) Series 2020 3.20%, 11/15/2042(d)	275	275,000

Massachusetts – 0.6%
Massachusetts Development Finance Agency (Trustees of Boston University) Series 2013-U 3.15%, 10/01/2042(d)	325	325,000
Series 2018-U 3.10%, 10/01/2042(d)	200	200,000

		525,000

Michigan – 0.4%
Green Lake Township Economic Development Corp. (Interlochen Center for the Arts) Series 2023 3.25%, 06/01/2034(d)	400	400,000

New York – 2.4%
City of New York NY Series 2008-L 2.70%, 04/01/2038(d)	1,230	1,230,000
Metropolitan Transportation Authority Dedicated Tax Fund Series 2017-A 3.15%, 11/01/2031(d)	570	570,000
Triborough Bridge & Tunnel Authority Series 2022-B 2.70%, 01/01/2033(d)	400	400,000

		2,200,000

North Carolina – 0.6%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health Obligated Group) AGM Series 2017-E 3.15%, 01/15/2044(d)	570	570,000

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 1.1%
County of Montgomery OH (Premier Health Partners Obligated Group) Series 2019 3.15%, 11/15/2045(d)	$280	$280,000
State of Ohio (University Hospitals Health System, Inc. Obligated Group) Series 2018 3.10%, 01/15/2046(d)	700	700,000

		980,000

Pennsylvania – 0.5%
Delaware Valley Regional Finance Authority Series 2024-B 3.15%, 09/01/2059(d)	500	500,000

Vermont – 0.5%
Vermont Educational & Health Buildings Financing Agency (Landmark College, Inc.) Series 2009 3.21%, 07/01/2039(d)	500	500,000

Wisconsin – 0.5%
Wisconsin Health & Educational Facilities Authority (Medical College of Wisconsin, Inc.) Series 2023-B 3.15%, 12/01/2033(d)	500	500,000

Total Short-Term Municipal Notes (cost $8,895,000)		8,895,000

Total Municipal Obligations (cost $89,953,891)		90,838,611

SHORT-TERM INVESTMENTS – 1.8%
U.S. Treasury Bills – 1.6%
United States – 1.6%
U.S. Treasury Bill Zero Coupon, 01/30/2025 (cost $1,488,937)	1,500	1,489,048

18 | AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(e)(f)(g) (cost $136,670)	136,670	$136,670

Total Short-Term Investments (cost $1,625,607)		1,625,718

Total Investments – 100.0% (cost $91,579,498)		92,464,329
Other assets less liabilities – 0.0%		11,693

Net Assets – 100.0%		$92,476,022

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 43, 5 Year Index, 12/20/2029*	5.00%	Quarterly	2.95%	USD	700	$66,892	$48,150	$18,742

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	2,290	10/15/2028	CPI#	2.565%	Maturity	$10,289	$	– 0	–	$10,289
USD	1,568	10/15/2029	2.516%	CPI#	Maturity	(5,486)		– 0	–	(5,486)
USD	1,566	10/15/2029	2.451%	CPI#	Maturity	(812)		– 0	–	(812)
USD	1,566	10/15/2029	2.499%	CPI#	Maturity	(4,252)		– 0	–	(4,252)
USD	2,410	10/15/2030	CPI#	2.531%	Maturity	12,806		– 0	–	12,806

						$12,545	$	– 0	–	$12,545

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 19

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	880	10/15/2029	1 Day SOFR	3.800%	Annual	$1,798	$	– 0	–	$1,798
USD	800	10/15/2029	1 Day SOFR	3.785%	Annual	1,042		– 0	–	1,042
USD	650	12/13/2030	1 Day SOFR	4.273%	Annual	15,865		– 0	–	15,865
USD	400	12/13/2030	1 Day SOFR	4.299%	Annual	10,364		– 0	–	10,364
USD	1,480	08/15/2031	1 Day SOFR	3.325%	Annual	(40,688)		– 0	–	(40,688)
USD	2,270	09/15/2031	1 Day SOFR	3.525%	Annual	(27,699)		– 0	–	(27,699)
USD	1,050	09/15/2031	1 Day SOFR	3.786%	Annual	4,568		– 0	–	4,568
USD	580	09/15/2031	1 Day SOFR	3.514%	Annual	(7,443)		– 0	–	(7,443)
USD	1,700	12/03/2031	1 Day SOFR	3.732%	Annual	3,374		– 0	–	3,374
USD	1,950	12/15/2031	1 Day SOFR	4.150%	Annual	43,164		– 0	–	43,164
USD	500	12/15/2031	1 Day SOFR	3.789%	Annual	578		31		547
USD	960	08/15/2034	3.747%	1 Day SOFR	Annual	(3,066)		(140)		(2,926)
USD	900	08/15/2034	3.719%	1 Day SOFR	Annual	(777)		(427)		(350)
USD	700	08/15/2034	3.314%	1 Day SOFR	Annual	23,515		– 0	–	23,515
USD	684	08/15/2034	3.844%	1 Day SOFR	Annual	(7,900)		– 0	–	(7,900)
USD	670	08/15/2034	3.907%	1 Day SOFR	Annual	(11,109)		– 0	–	(11,109)
USD	400	08/15/2034	3.231%	1 Day SOFR	Annual	16,673		– 0	–	16,673
USD	266	08/15/2034	3.856%	1 Day SOFR	Annual	(3,333)		– 0	–	(3,333)
USD	200	08/15/2034	3.304%	1 Day SOFR	Annual	7,429		– 0	–	7,429
USD	540	09/15/2044	1 Day SOFR	3.454%	Annual	(22,574)		– 0	–	(22,574)

						$3,781		$(536)		$4,317

(a)	When-Issued or delayed delivery security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2024, the aggregate market value of these securities amounted to $2,803,985 or 3.0% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2024.

(d)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of November 30, 2024, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.2% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 21

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $91,442,828)	$92,327,659
Affiliated issuers (cost $136,670)	136,670
Cash	1,013,504
Cash collateral due from broker	238,316
Interest receivable	1,022,797
Receivable for variation margin on centrally cleared swaps	21,596
Affiliated dividends receivable	7,981
Receivable due from Adviser	377

Total assets	94,768,900

Liabilities
Payable for investment securities purchased	2,274,128
Advisory fee payable	18,750

Total liabilities	2,292,878

Net Assets	$92,476,022

Composition of Net Assets
Capital stock, at par	$360
Additional paid-in capital	91,326,246
Distributable earnings	1,149,416

Net Assets	$92,476,022

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 3,600,040 common shares outstanding)	$25.69

See notes to financial statements.

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STATEMENT OF OPERATIONS

For the Period from December 13, 2023(a) to November 30, 2024

Investment Income
Interest	$1,417,807
Dividends—Affiliated issuers	25,592	$1,443,399

Expenses
Advisory fee (see Note B)	100,617

Total expenses	100,617
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,007)

Net expenses		99,610

Net investment income		1,343,789

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		19,788
Swaps		(105,501)
Net change in unrealized appreciation (depreciation) of:
Investments		884,831
Swaps		35,604

Net gain on investment transactions		834,722

Net Increase in Net Assets from Operations		$2,178,511

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 23

STATEMENT OF CHANGES IN NET ASSETS

	December 13, 2023(a) to November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,343,789
Net realized loss on investment transactions	(85,713)
Net change in unrealized appreciation (depreciation) of investments	920,435

Net increase in net assets from operations	2,178,511
Distribution to Shareholders	(1,029,095)
Transactions in Shares of the Fund
Net increase	91,257,835
Other capital	68,771

Total increase	92,476,022
Net Assets
Beginning of period	– 0	–

End of period	$92,476,022

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Intermediate Municipal ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on December 13, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the

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NOTES TO FINANCIAL STATEMENTS (continued)

best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices at the discretion of the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$81,943,611		$	– 0	–	$81,943,611
Short-Term Municipal Notes		– 0	–	8,895,000			– 0	–	8,895,000
Short-Term Investments:
U.S. Treasury Bills		– 0	–	1,489,048			– 0	–	1,489,048
Investment Companies		136,670		– 0	–		– 0	–	136,670

Total Investments in Securities		136,670		92,327,659			– 0	–	92,464,329
Other Financial Instruments(a):
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	66,892			– 0	–	66,892	(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	23,095			– 0	–	23,095	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	128,370			– 0	–	128,370	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(10,550)			– 0	–	(10,550	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(124,589)			– 0	–	(124,589	)(b)

Total		$136,670		$92,410,877		$	– 0	–	$92,547,547

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .28% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $1,007.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$	– 0	–	$33,593	$33,456	$137	$26

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$82,150,038	$3,328,959
U.S. government securities	100,819	– 0	–

For the period ended November 30, 2024, the Fund had no in-kind purchases and in-sales.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$91,571,143

Gross unrealized appreciation	$1,163,629
Gross unrealized depreciation	(214,744)

Net unrealized appreciation	$948,885

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being

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NOTES TO FINANCIAL STATEMENTS (continued)

paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the

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NOTES TO FINANCIAL STATEMENTS (continued)

contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended November 30, 2024, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a

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NOTES TO FINANCIAL STATEMENTS (continued)

compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the period ended November 30, 2024, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on

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NOTES TO FINANCIAL STATEMENTS (continued)

issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the period ended November 30, 2024, the Fund held credit default swaps for hedging purposes.

During the period ended November 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable for variation margin on centrally cleared swaps	$18,742	*
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	151,434	*	Payable for variation margin on centrally cleared swaps	$134,572	*

Total		$170,176			$134,572

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(134,742)	16,862
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	29,241	18,742

Total		$(105,501)	$35,604

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2024:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,800,833
Centrally Cleared Inflation Swaps:
Average notional amount	$7,050,000	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$700,000	(b)

(a)	Positions were open for two months during the period.

(b)	Positions were open for eight months during the period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares	Amount
	December 13, 2023(a) to November 30, 2024	December 13, 2023(a) to November 30, 2024

Shares sold	3,650,040	$92,515,240

Shares redeemed	(50,000)	(1,257,405)

Net increase	3,600,040	$91,257,835

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the

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NOTES TO FINANCIAL STATEMENTS (continued)

possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in

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NOTES TO FINANCIAL STATEMENTS (continued)

higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Variable and Floating-Rate Securities Risk—Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

When-Issued and Forward Commitment Risks—These securities are purchased before the securities are actually issued or delivered. These securities are subject to the risk that, when delivered, they will be worth less than the agreed-upon purchase price.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2024 was as follows:

2024
Distributions paid from:
Ordinary income	$118,072

Total taxable distributions	$118,072
Tax-exempt income	911,023

Total distributions paid	$1,029,095

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$275,283
Accumulated capital and other losses	(74,752	)(a)
Unrealized appreciation (depreciation)	948,885	(b)

Total accumulated earnings (deficit)	$1,149,416

(a)	As of November 30, 2024, the Fund had a net capital loss carryforward of $74,752.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps and the tax treatment of bond restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund had a net short-term capital loss carryforward of $74,752, which may be carried forward for an indefinite period.

During the current fiscal period, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

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NOTES TO FINANCIAL STATEMENTS (continued)

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	December 13, 2023(a) to November 30, 2024.

Net asset value, beginning of period	$ 25.00

Income From Investment Operations

Net investment income(b)(c)	.91

Net realized and unrealized gain on investment transactions	.52

Net increase in net asset value from operations	1.43

Less: Dividends

Dividends from net investment income	(.74)

Net asset value, end of period	$ 25.69

Total Return

Total investment return based on net asset value(d)	5.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$92,476

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.28	%^

Expenses, before waivers/reimbursements	.28	%^

Net investment income(c)	3.74	%^

Portfolio turnover rate(e)	9%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Tax-Aware Intermediate Municipal ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Intermediate Municipal ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statements of operations and changes in net assets and the financial highlights for the period from December 13, 2023 (commencement of operations) to November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations, the changes in its net assets and its financial highlights for the period from December 13, 2023 (commencement of operations) to November 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2024. For foreign shareholders, 76.68% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Intermediate Municipal ETF (the “Fund”) for an initial two-year period at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has

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dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFS, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage

50 | AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF	abfunds.com

commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee rate for the Fund with those for other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service

abfunds.com	AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF | 51

provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

52 | AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF	abfunds.com

AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-TAIM-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB TAX-AWARE LONG MUNICIPAL ETF

(NYSE: TAFL)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 97.5%
Alabama – 1.8%
Black Belt Energy Gas District (BP PLC) Series 2024-D 5.00%, 03/01/2055(a)	$150	$163,218
County of Jefferson AL Sewer Revenue Series 2024 5.50%, 10/01/2053	100	110,293
Mobile County Industrial Development Authority (ArcelorMittal SA) Series 2024 5.00%, 06/01/2054	100	101,782
Southeast Energy Authority A Cooperative District (Deutsche Bank AG) Series 2024-A 5.00%, 11/01/2035	150	157,765

		533,058

Arizona – 10.6%
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2040(b)	125	115,636
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	300	308,136
Maricopa County Industrial Development Authority (HonorHealth Obligated Group) Series 2019-A 4.125%, 09/01/2042	500	501,454
Salt River Project Agricultural Improvement & Power District Series 2023-A 5.00%, 01/01/2050	1,000	1,091,049
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2037	1,000	1,105,678

		3,121,953

California – 4.2%
California Community Choice Financing Authority (Apollo Global Management, Inc.) Series 2024 5.00%, 11/01/2055	100	108,100

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(b)	$100	$84,662
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 3.00%, 08/01/2056(b)	100	71,413
Golden State Tobacco Securitization Corp. Series 2021-B Zero Coupon, 06/01/2066	415	46,404
Series 2022 5.00%, 06/01/2051	360	379,518
San Francisco Intl Airport Series 2024 5.25%, 05/01/2044	500	549,787

		1,239,884

Colorado – 0.3%
Colorado Educational & Cultural Facilities Authority (Ascent Classical Academy Charter Schools, Inc.) Series 2024 5.80%, 04/01/2054(b)	100	104,735

District of Columbia – 5.5%
District of Columbia (District of Columbia Union Market TIF Area) Series 2024-A 5.125%, 06/01/2034(b)	100	101,931
Metropolitan Washington Airports Authority Aviation Revenue Series 2023-A 5.25%, 10/01/2040	1,000	1,097,730
Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2020-A 5.00%, 07/15/2045	400	426,086

		1,625,747

Florida – 1.4%
Capital Projects Finance Authority/FL (Navigator Academy of Leadership Inc Obligated Group) Series 2024 5.00%, 06/15/2034(b)	100	102,840

2 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Venice FL (Southwest Florida Retirement Center, Inc. Obligated Group) Series 2024 5.625%, 01/01/2060(a)(b)	$100	$103,339
Florida Development Finance Corp. (Brightline Trains Florida LLC) AGM Series 2024 5.25%, 07/01/2053	100	105,108
Florida Development Finance Corp. (SFP – Tampa I LLC) Series 2024 5.25%, 06/01/2059(b)	100	101,485

		412,772

Georgia – 7.7%
Fayette County Development Authority (United States Soccer Federation, Inc.) Series 2024 5.00%, 10/01/2044	100	107,375
5.25%, 10/01/2054	100	107,796
Main Street Natural Gas, Inc. (Macquarie Group Ltd.) Series 2019-A 5.00%, 05/15/2043	1,000	1,038,235
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2063	1,000	1,021,971

		2,275,377

Illinois – 5.3%
Chicago Board of Education Series 2023-A 5.00%, 12/01/2034	150	157,738
6.00%, 12/01/2049	140	152,298
Illinois Finance Authority (Southern Illinois Healthcare Obligated Group) Series 2017 5.00%, 03/01/2047	400	404,228
Metropolitan Pier & Exposition Authority Series 2017 0.00%, 12/15/2042(c)	350	260,177
Series 2020 5.00%, 06/15/2050	310	321,250
State of Illinois Series 2023-B 5.50%, 05/01/2047	250	272,543

		1,568,234

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana – 2.4%
City of Valparaiso IN (Pratt Paper IN LLC) Series 2024 4.875%, 01/01/2044(b)	$100	$103,092
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2024-A 5.00%, 11/01/2054(b)	100	107,439
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2057	100	101,537
Indianapolis Local Public Improvement Bond Bank (Pan Am Plaza Hotel) Series 2023 6.00%, 03/01/2053	150	163,201
Series 2023-F 7.75%, 03/01/2067	100	114,525
BAM Series 2023 5.25%, 03/01/2067	100	108,118

		697,912

Kentucky – 0.7%
Kentucky Public Energy Authority (BP PLC) Series 2024-B 5.00%, 01/01/2055	200	215,139

Louisiana – 0.4%
New Orleans Aviation Board Series 2024 5.25%, 01/01/2045	100	107,851

Maryland – 1.9%
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2047	370	390,719
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050	150	172,647

		563,366

4 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nevada – 0.3%
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2024 8.125%, 01/01/2050	$100	$103,047

New Hampshire – 3.5%
New Hampshire Business Finance Authority (University of Nevada Reno) BAM Series 2023 4.50%, 06/01/2053	1,000	1,020,315

New Jersey – 2.1%
New Jersey Transportation Trust Fund Authority (State of New Jersey Lease) Series 2023-B 5.25%, 06/15/2050	575	634,512

New York – 7.3%
Metropolitan Transportation Authority Series 2017 Zero Coupon, 11/15/2033	575	412,023
New York City Transitional Finance Authority (New York City Transitional Finance Authority Future Tax Secured Revenue) Series 2024-D 5.25%, 05/01/2045	200	227,829
New York State Urban Development Corp. (State of New York Sales Tax Revenue) Series 2023-A 5.00%, 03/15/2051	1,000	1,085,705
New York Transportation Development Corp. (JFK NTO LLC) Series 2023 5.375%, 06/30/2060	100	104,584
AGM Series 2024 5.00%, 06/30/2049	200	209,293
Suffolk Regional Off-Track Betting Co. Series 2024 6.00%, 12/01/2053	100	104,929

		2,144,363

North Carolina – 3.9%
Greater Asheville Regional Airport Authority AGM Series 2023 5.00%, 07/01/2036	1,000	1,082,177

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina Turnpike Authority AGM Series 2024 Zero Coupon, 01/01/2052	$250	$68,920

		1,151,097

Ohio – 4.3%
Buckeye Tobacco Settlement Financing Authority Series 2020-B 5.00%, 06/01/2055	100	91,558
Port of Greater Cincinnati Development Authority (Duke Energy Convention Center Project) Series 2024 5.00%, 12/01/2053	100	106,704
State of Ohio (University Hospitals Health System, Inc. Obligated Group) Series 2016 4.00%, 01/15/2046	1,100	1,070,014

		1,268,276

Oregon – 1.6%
Port of Portland OR Airport Revenue Series 2022-2 4.00%, 07/01/2047	500	488,828

Pennsylvania – 8.4%
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.50%, 06/30/2039	300	329,732
Pennsylvania State University (The) Series 2023 5.25%, 09/01/2053	1,000	1,103,221
Pittsburgh Water & Sewer Authority AGM Series 2019-A 5.00%, 09/01/2044	1,000	1,059,198

		2,492,151

Puerto Rico – 0.4%
Commonwealth of Puerto Rico Series 2022-C Zero Coupon, 11/01/2043	166	102,329
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2051	100	24,703

		127,032

6 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina – 5.5%
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2046	$1,000	$1,056,614
South Carolina Jobs-Economic Development Authority (Novant Health Obligated Group) Series 2024 5.50%, 11/01/2054	500	559,102

		1,615,716

Tennessee – 2.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.125%, 12/01/2042(b)	280	274,361
Series 2016-B Zero Coupon, 12/01/2031(b)	100	69,348
Metropolitan Government of Nashville & Davidson County TN Series 2024-C 4.00%, 01/01/2044	200	202,239
Shelby County Health & Educational Facilities Board (Madrone Memphis Student Housing I LLC) Series 2024 5.25%, 06/01/2056(b)	100	102,472

		648,420

Texas – 10.7%
City of Georgetown TX Utility System Revenue BAM Series 2024 5.00%, 08/15/2044	200	218,236
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2024-B 5.50%, 07/15/2038(a)	100	108,153
Port of Beaumont Navigation District (Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group) Series 2024 5.25%, 01/01/2054(b)	100	103,909
Sherman Independent School District/TX Series 2023-B 5.00%, 02/15/2053	1,000	1,078,493

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Municipal Gas Acquisition & Supply Corp. IV (BP PLC) Series 2023-B 5.50%, 01/01/2054	$500	$562,834
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2023-A 5.00%, 10/15/2058	1,000	1,084,899

		3,156,524

Utah – 0.4%
Utah Infrastructure Agency Series 2024 5.50%, 10/15/2044	100	109,202

Virginia – 3.8%
Fairfax County Industrial Development Authority (Inova Health System Obligated Group) Series 2022 4.00%, 05/15/2042	1,000	1,010,830
James City County Economic Development Authority (Williamsburg Landing, Inc. Obligated Group) Series 2024-A 6.875%, 12/01/2058	100	111,268

		1,122,098

Wisconsin – 0.9%
Wisconsin Health & Educational Facilities Authority (Forensic Science & Protective Medicine Collaboration, Inc.) Series 2024 5.00%, 08/01/2027(b)	150	153,215
Wisconsin Public Finance Authority (Puerto Rico Tollroads LLC) Series 2024 5.50%, 07/01/2044	100	106,890

		260,105

Total Long-Term Municipal Bonds (cost $28,216,718)		28,807,714

8 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.0%
Massachusetts – 1.0%
Massachusetts Development Finance Agency (Trustees of Boston University) Series 2018-U 3.10%, 10/01/2042(d) (cost $300,000)	$300	$300,000

Total Municipal Obligations (cost $28,516,718)		29,107,714

	Shares
SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(e)(f)(g) (cost $256,051)	256,051	256,051

Total Investments – 99.4% (cost $28,772,769)		29,363,765
Other assets less liabilities – 0.6%		162,997

Net Assets – 100.0%		$29,526,762

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2024	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 43, 5 Year Index, 12/20/2029*	5.00%	Quarterly	2.95%	USD 720	$68,803	$49,526	$19,277

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	1,270	10/15/2028	CPI#	2.565%	Maturity	$5,706	$	– 0	–	$5,706
USD	867	10/15/2029	2.499%	CPI#	Maturity	(2,354)		– 0	–	(2,354)
USD	867	10/15/2029	2.516%	CPI#	Maturity	(3,033)		– 0	–	(3,033)

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	866	10/15/2029	2.451%	CPI#	Maturity	$(449)	$	– 0	–	$(449)
USD	1,330	10/15/2030	CPI#	2.531%	Maturity	7,067		– 0	–	7,067

						$6,937	$	– 0	–	$6,937

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	100	10/15/2029	1 Day SOFR	3.740%	Annual	$(84)	$	– 0	–	$(84)
USD	100	10/15/2029	1 Day SOFR	3.761%	Annual	8		– 0	–	8
USD	100	10/15/2029	1 Day SOFR	3.814%	Annual	259		– 0	–	259
USD	400	06/15/2034	3.543%	1 Day SOFR	Annual	6,917		49		6,868
USD	600	08/15/2034	3.304%	1 Day SOFR	Annual	22,288		– 0	–	22,288
USD	390	08/15/2034	3.907%	1 Day SOFR	Annual	(6,467)		– 0	–	(6,467)
USD	339	08/15/2034	3.844%	1 Day SOFR	Annual	(3,916)		– 0	–	(3,916)
USD	300	08/15/2034	3.231%	1 Day SOFR	Annual	12,505		– 0	–	12,505
USD	240	08/15/2034	3.450%	1 Day SOFR	Annual	5,977		– 0	–	5,977
USD	210	08/15/2034	3.183%	1 Day SOFR	Annual	9,484		– 0	–	9,484
USD	131	08/15/2034	3.856%	1 Day SOFR	Annual	(1,641)		– 0	–	(1,641)
USD	1,700	01/13/2045	1 Day SOFR	4.057%	Annual	68,278		– 0	–	68,278
USD	330	01/13/2045	1 Day SOFR	3.794%	Annual	2,771		– 0	–	2,771
USD	200	12/09/2053	3.381%	1 Day SOFR	Annual	10,721		– 0	–	10,721

						$127,100		$49		$127,051

(a)	When-Issued or delayed delivery security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2024, the aggregate market value of these securities amounted to $1,699,877 or 5.8% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2024.

(d)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of November 30, 2024, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 13.3% and 0.0%, respectively.

10 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CDX-NAHY – North American High Yield Credit Default Swap Index

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 11

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $28,516,718)	$29,107,714
Affiliated issuers (cost $256,051)	256,051
Cash	19
Cash collateral due from broker	131,796
Interest receivable	399,587
Receivable for variation margin on centrally cleared swaps	3,815
Affiliated dividends receivable	1,894
Receivable due from Adviser	85

Total assets	29,900,961

Liabilities
Payable for investment securities purchased	367,513
Advisory fee payable	6,686

Total liabilities	374,199

Net Assets	$29,526,762

Composition of Net Assets
Capital stock, at par	$115
Additional paid-in capital	28,807,995
Distributable earnings	718,652

Net Assets	$29,526,762

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 1,150,040 common shares outstanding)	$25.67

See notes to financial statements.

12 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

STATEMENT OF OPERATIONS

For the Period from December 13, 2023(a) to November 30, 2024

Investment Income
Interest	$1,115,264
Dividends—Affiliated issuers	10,150	$1,125,414

Expenses
Advisory fee (see Note B)	75,394

Total expenses	75,394
Less: expenses waived and reimbursed by the Adviser (see Note B)	(343)

Net expenses		75,051

Net investment income		1,050,363

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		4,775
Swaps		(140,950)
Net change in unrealized appreciation (depreciation) of:
Investments		590,996
Swaps		153,265

Net gain on investment transactions		608,086

Contributions from Affiliates (see Note B)		1,147

Net Increase in Net Assets from Operations		$1,659,596

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 13

STATEMENT OF CHANGES IN NET ASSETS

	December 13, 2023(a) to November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,050,363
Net realized loss on investment transactions	(136,175)
Net change in unrealized appreciation (depreciation) of investments	744,261
Contributions from Affiliates (see Note B)	1,147

Net increase in net assets from operations	1,659,596
Distribution to Shareholders	(940,944)
Transactions in Shares of the Fund
Net increase	28,803,830
Other capital	4,280

Total increase	29,526,762
Net Assets
Beginning of period	– 0	–

End of period	$29,526,762

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Long Municipal ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on December 13, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the

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NOTES TO FINANCIAL STATEMENTS (continued)

best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or

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NOTES TO FINANCIAL STATEMENTS (continued)

pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$28,807,714		$	– 0	–	$28,807,714
Short-Term Municipal Notes		– 0	–	300,000			– 0	–	300,000
Investment Companies		256,051		– 0	–		– 0	–	256,051

Total Investments in Securities		256,051		29,107,714			– 0	–	29,363,765
Other Financial Instruments(a):
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	68,803			– 0	–	68,803	(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	12,773			– 0	–	12,773	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	139,208			– 0	–	139,208	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(5,836)			– 0	–	(5,836	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(12,108)			– 0	–	(12,108	)(b)

Total		$256,051		$29,310,554		$	– 0	–	$29,566,605

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

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NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .28% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $343.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$	– 0	–	$8,824	$8,568	$256	$10

During the period ended November 30, 2024, the Adviser reimbursed the Fund $1,147 for trading losses incurred due to NAV error.

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$30,515,247		$3,166,723
U.S. government securities	– 0	–	– 0	–

During the period ended November 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$942,871		$	– 0	–
U.S. government securities	– 0	–		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$28,764,467

Gross unrealized appreciation	$792,719
Gross unrealized depreciation	(48,302)

Net unrealized appreciation	$744,417

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk or inflation, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or

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NOTES TO FINANCIAL STATEMENTS (continued)

calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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NOTES TO FINANCIAL STATEMENTS (continued)

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended November 30, 2024, the Fund held interest rate swaps for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the period ended November 30, 2024, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the

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NOTES TO FINANCIAL STATEMENTS (continued)

periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the period ended November 30, 2024, the Fund held credit default swaps for hedging purposes.

During the period ended November 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable for variation margin on centrally cleared swaps	$19,277	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	151,932	*	Payable for variation margin on centrally cleared swaps	$17,944	*

Total		$171,209			$17,944

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(189,855)	$133,988

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	48,905	19,277

Total		$(140,950)	$153,265

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2024:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$3,948,333
Centrally Cleared Inflation Swaps:
Average notional amount	$3,900,000	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$914,273	(b)

(a)	Positions were open for two months during the period.

(b)	Positions were open for eleven months during the period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares	Amount
	December 13, 2023(a) to November 30, 2024	December 13, 2023(a) to November 30, 2024

Shares sold	1,150,040	$28,803,830

Net increase	1,150,040	$28,803,830

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect

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NOTES TO FINANCIAL STATEMENTS (continued)

reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Variable and Floating Rate-Securities Risk—Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

When-Issued and Forward Commitment Risks—These securities are purchased before the securities are actually issued or delivered. These securities are subject to the risk that, when delivered, they will be worth less than the agreed-upon purchase price.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with

30 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2024.

32 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2024 was as follows:

2024
Distributions paid from:
Ordinary income	$85,262

Total taxable distributions	85,262
Tax-exempt income	855,682

Total distributions paid	$940,944

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$108,358
Accumulated capital and other losses	(134,123	)(a)
Unrealized appreciation (depreciation)	744,417	(b)

Total accumulated earnings (deficit)	$718,652

(a)	As of November 30, 2024, the Fund had a net capital loss carryforward of $134,123.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps and the tax treatment of bond restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund had a net short-term capital loss carryforward of $134,123, which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 33

NOTES TO FINANCIAL STATEMENTS (continued)

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	December 13, 2023(a) to November 30, 2024(a)

Net asset value, beginning of period	$ 25.00

Income From Investment Operations

Net investment income(b)(c)	.95

Net realized and unrealized loss on investment transactions	.57

Contributions from Affiliates	.00	(d)

Net increase in net asset value from operations	1.52

Less: Dividends

Dividends from net investment income	(.85)

Net asset value, end of period	$ 25.67

Total Return

Total investment return based on net asset value(e)	6.19%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,527

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.28	%^

Expenses, before waivers/reimbursements	.28	%^

Net investment income(c)	3.90	%^

Portfolio turnover rate(f)	12%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 35

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Tax-Aware Long Municipal ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Long Municipal ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statements of operations and changes in net assets and the financial highlights for the period from December 13, 2023 (commencement of operations) to November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations, the changes in its net assets and its financial highlights for the period from December 13, 2023 (commencement of operations) to November 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

36 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 37

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Long Municipal ETF (the “Fund”) for an initial two-year period at a meeting held in-person on August 1-2, 2023 (the “Meeting”)

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions

38 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 39

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee rate for the Fund with those for other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did

40 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to the medians for a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 41

NOTES

42 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

NOTES

abfunds.com	AB TAX-AWARE LONG MUNICIPAL ETF | 43

NOTES

44 | AB TAX-AWARE LONG MUNICIPAL ETF	abfunds.com

AB TAX-AWARE LONG MUNICIPAL ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-TALM-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB US HIGH DIVIDEND ETF

(NYSE: HIDV)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Information Technology – 27.0%
Communications Equipment – 1.2%
Cisco Systems, Inc.	5,372	$318,076

IT Services – 2.5%
Accenture PLC – Class A	862	312,363
International Business Machines Corp.	1,417	322,240

		634,603

Semiconductors & Semiconductor Equipment – 8.5%
Broadcom, Inc.	1,803	292,230
NVIDIA Corp.	12,403	1,714,715
QUALCOMM, Inc.	1,025	162,493

		2,169,438

Software – 7.5%
Microsoft Corp.	3,320	1,405,887
Oracle Corp.	1,850	341,954
ServiceNow, Inc.(a)	147	154,268

		1,902,109

Technology Hardware, Storage & Peripherals – 7.3%
Apple, Inc.	7,805	1,852,361

		6,876,587

Financials – 19.2%
Banks – 5.4%
Citigroup, Inc.	3,804	269,590
Citizens Financial Group, Inc.	3,195	153,807
Columbia Banking System, Inc.	4,738	146,925
First Horizon Corp.	7,504	158,560
JPMorgan Chase & Co.	551	137,596
Regions Financial Corp.	5,630	153,474
TFS Financial Corp.	10,639	150,435
Wells Fargo & Co.	2,758	210,077

		1,380,464

Capital Markets – 5.8%
Blackstone, Inc.	241	46,053
Goldman Sachs Group, Inc. (The)	490	298,199
Invesco Ltd.	11,537	208,704
Janus Henderson Group PLC	4,450	201,496
Morgan Stanley	2,115	278,355
State Street Corp.	2,221	218,791
T. Rowe Price Group, Inc.	1,806	223,655

		1,475,253

Consumer Finance – 0.8%
OneMain Holdings, Inc.	3,716	213,113

abfunds.com	AB US HIGH DIVIDEND ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financial Services – 3.6%
Berkshire Hathaway, Inc. – Class B(a)	469	$226,536
Mastercard, Inc. – Class A	21	11,192
MGIC Investment Corp.	7,543	198,079
UWM Holdings Corp.	32,763	213,287
Visa, Inc. – Class A	155	48,837
Western Union Co. (The)	18,845	207,484

		905,415

Insurance – 1.6%
Lincoln National Corp.	5,506	195,683
Unum Group	2,816	216,551

		412,234

Mortgage Real Estate Investment Trusts (REITs) – 2.0%
AGNC Investment Corp.	20,978	202,647
Annaly Capital Management, Inc.	10,261	204,502
Rithm Capital Corp.	8,893	100,046

		507,195

		4,893,674

Health Care – 8.9%
Biotechnology – 2.4%
AbbVie, Inc.	1,546	282,810
Amgen, Inc.	586	165,762
Gilead Sciences, Inc.	1,656	153,312

		601,884

Health Care Providers & Services – 1.4%
CVS Health Corp.	4,359	260,886
UnitedHealth Group, Inc.	135	82,377

		343,263

Pharmaceuticals – 5.1%
Bristol-Myers Squibb Co.	4,301	254,705
Eli Lilly & Co.	152	120,893
Johnson & Johnson	351	54,409
Merck & Co., Inc.	3,298	335,209
Organon & Co.	13,020	206,627
Perrigo Co. PLC	1,992	56,852
Pfizer, Inc.	10,570	277,040

		1,305,735

		2,250,882

Communication Services – 8.5%
Diversified Telecommunication Services – 2.4%
AT&T, Inc.	12,760	295,522
Verizon Communications, Inc.	7,057	312,907

		608,429

2 | AB US HIGH DIVIDEND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 1.6%
Netflix, Inc.(a)	454	$402,612
Playtika Holding Corp.	1,333	11,224

		413,836

Interactive Media & Services – 4.5%
Alphabet, Inc. – Class A	2,844	480,494
Alphabet, Inc. – Class C	1,262	215,158
Meta Platforms, Inc. – Class A	766	439,929

		1,135,581

		2,157,846

Consumer Discretionary – 8.4%
Automobiles – 1.3%
Tesla, Inc.(a)	946	326,521

Broadline Retail – 3.4%
Amazon.com, Inc.(a)	3,651	759,006
Kohl’s Corp.	5,405	80,913
Macy’s, Inc.	2,055	33,373

		873,292

Hotels, Restaurants & Leisure – 1.2%
McDonald’s Corp.	54	15,985
Texas Roadhouse, Inc.	427	87,650
Wendy’s Co. (The)	10,905	200,216

		303,851

Household Durables – 0.4%
Whirlpool Corp.	967	107,743

Specialty Retail – 1.7%
Best Buy Co., Inc.	2,262	203,580
Gap, Inc. (The)	9,017	218,662

		422,242

Textiles, Apparel & Luxury Goods – 0.4%
Carter’s, Inc.	1,880	102,592

		2,136,241

Consumer Staples – 6.6%
Beverages – 1.2%
Coca-Cola Co. (The)	4,942	316,683

Consumer Staples Distribution & Retail – 0.8%
Walgreens Boots Alliance, Inc.	22,407	202,111

Food Products – 1.9%
Flowers Foods, Inc.	9,312	210,638
Ingredion, Inc.	1,338	197,141
Tyson Foods, Inc. – Class A	1,134	73,143

		480,922

abfunds.com	AB US HIGH DIVIDEND ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Products – 0.4%
Clorox Co. (The)	617	$103,144

Tobacco – 2.3%
Altria Group, Inc.	4,540	262,140
Philip Morris International, Inc.	2,385	317,348

		579,488

		1,682,348

Real Estate – 6.2%
Diversified REITs – 0.8%
WP Carey, Inc.	3,607	205,815

Health Care REITs – 0.8%
Omega Healthcare Investors, Inc.	4,781	194,156

Hotel & Resort REITs – 0.4%
Park Hotels & Resorts, Inc.	6,636	103,190

Office REITs – 0.8%
Highwoods Properties, Inc.	3,095	100,464
Kilroy Realty Corp.	2,596	107,812

		208,276

Retail REITs – 1.3%
Brixmor Property Group, Inc.	4,677	140,638
NNN REIT, Inc.	4,489	197,426

		338,064

Specialized REITs – 2.1%
EPR Properties	2,192	99,451
Gaming and Leisure Properties, Inc.	4,068	209,950
VICI Properties, Inc.	6,889	224,650

		534,051

		1,583,552

Materials – 4.5%
Chemicals – 2.9%
Dow, Inc.	4,787	211,633
Eastman Chemical Co.	2,035	213,105
Huntsman Corp.	5,085	99,564
LyondellBasell Industries NV – Class A	2,514	209,517

		733,819

Containers & Packaging – 1.6%
Amcor PLC	20,200	214,928
Sonoco Products Co.	3,945	204,667

		419,595

		1,153,414

Industrials – 3.6%
Air Freight & Logistics – 1.0%
United Parcel Service, Inc. – Class B	1,900	257,868

4 | AB US HIGH DIVIDEND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 1.4%
Snap-on, Inc.	497	$183,736
Stanley Black & Decker, Inc.	1,970	176,216

		359,952

Professional Services – 1.2%
ManpowerGroup, Inc.	1,477	95,075
Robert Half, Inc.	2,620	195,478

		290,553

		908,373

Utilities – 3.4%
Gas Utilities – 1.0%
UGI Corp.	8,368	254,136

Independent Power and Renewable Electricity Producers – 1.2%
AES Corp. (The)	7,468	97,383
Clearway Energy, Inc. – Class A	7,139	198,535
Clearway Energy, Inc. – Class C	841	24,801

		320,719

Multi-Utilities – 1.2%
Dominion Energy, Inc.	3,924	230,535
DTE Energy Co.	538	67,670

		298,205

		873,060

Energy – 3.3%
Oil, Gas & Consumable Fuels – 3.3%
Antero Midstream Corp.	13,051	208,424
Chevron Corp.	1,860	301,190
Exxon Mobil Corp.	634	74,787
HF Sinclair Corp.	4,713	192,903
ONEOK, Inc.	449	51,006

		828,310

Total Common Stocks (cost $22,220,959)		25,344,287

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(b)(c)(d) (cost $57,416)	57,416	57,416

Total Investments – 99.8% (cost $22,278,375)		25,401,703
Other assets less liabilities – 0.2%		55,651

Net Assets – 100.0%		$25,457,354

abfunds.com	AB US HIGH DIVIDEND ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

6 | AB US HIGH DIVIDEND ETF	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $22,220,959)	$25,344,287
Affiliated issuers (cost $57,416)	57,416
Unaffiliated dividends receivable	63,756
Affiliated dividends receivable	207
Receivable due from Adviser	9

Total assets	25,465,675

Liabilities
Advisory fee payable	8,321

Total liabilities	8,321

Net Assets	$25,457,354

Composition of Net Assets
Capital stock, at par	$34
Additional paid-in capital	22,455,816
Distributable earnings	3,001,504

Net Assets	$25,457,354

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 340,020 shares outstanding)	$74.87

See notes to financial statements.

abfunds.com	AB US HIGH DIVIDEND ETF | 7

STATEMENT OF OPERATIONS

Year Ended November 30, 2024

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $388)	$445,000
Affiliated issuers	1,681
Interest	132	$446,813

Expenses
Advisory fee (see Note B)	61,294

Total expenses	61,294
Less: expenses waived and reimbursed by the Adviser (see Note B)	(59)

Net expenses		61,235

Net investment income		385,578

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(125,951)
In-kind redemptions		1,525,976
Net change in unrealized appreciation (depreciation) of investments		2,582,443

Net gain on investment transactions		3,982,468

Net Increase in Net Assets from Operations		$4,368,046

See notes to financial statements.

8 | AB US HIGH DIVIDEND ETF	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2024	March 22, 2023(a) to November 30, 2023
Increase in Net Assets from Operations
Net investment income	$385,578	$126,048
Net realized gain on investment transactions	1,400,025	169,838
Net change in unrealized appreciation (depreciation) of investments	2,582,443	540,885

Net increase in net assets from operations	4,368,046	836,771
Distribution to Shareholders	(285,495)	(84,230)
Transactions in Shares of the Fund
Net increase	14,636,368	5,985,894

Total increase	18,718,919	6,738,435
Net Assets
Beginning of period	6,738,435	– 0	–

End of period	$25,457,354	$6,738,435

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB US HIGH DIVIDEND ETF | 9

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

The AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB US High Dividend ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on March 22, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the

10 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the vailue of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

abfunds.com	AB US HIGH DIVIDEND ETF | 11

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

12 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$25,344,287		$	– 0	–	$	– 0	–	$25,344,287
Short-Term Investments	57,416			– 0	–		– 0	–	57,416

Total Investments in Securities	25,401,703			– 0	–		– 0	–	25,401,703
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$25,401,703		$	– 0	–	$	– 0	–	$25,401,703

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment

abfunds.com	AB US HIGH DIVIDEND ETF | 13

NOTES TO FINANCIAL STATEMENTS (continued)

income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .45% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

14 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2024, such waiver/reimbursements relatingío the Fund’s investment in AB Government Money Market Portfolio mounted to $59.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$28	$525	$496	$57	$2

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$23,897,608		$23,727,139
U.S. government securities	– 0	–	– 0	–

During the year ended November 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and

abfunds.com	AB US HIGH DIVIDEND ETF | 15

NOTES TO FINANCIAL STATEMENTS (continued)

losses in connection with each in-kind redemption transaction. For the year ended November 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$25,355,196		$10,838,967
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$22,318,126

Gross unrealized appreciation	$3,319,184
Gross unrealized depreciation	(235,607)

Net unrealized appreciation	$3,083,577

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the period ended November 30, 2024.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at

16 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2024	March 22, 2023(a) to November 30, 2023	Year Ended November 30, 2024	March 22, 2023(a) to November 30, 2023

Shares sold	380,000	180,020	$25,475,234	$9,210,518

Shares redeemed	(160,000)	(60,000)	(10,838,866)	(3,224,624)

Net increase	220,000	120,020	$14,636,368	$5,985,894

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

abfunds.com	AB US HIGH DIVIDEND ETF | 17

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend Paying Securities Risk—The Fund invests in securities that pay dividends. There can be no assurance that dividends will be declared or paid on securities held by the Fund in the future, or that dividends will remain at current levels or increase.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Quantitative Models—The Adviser uses quantitative models to identify investment opportunities. These models are based on the assumption that price movements in most markets display very similar patterns. There is the risk that market behavior will change and that the patterns upon which the forecasts in the models are based will weaken or disappear, which would reduce the ability of the models to generate an excess return. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the Adviser recognizing that fact before substantial losses are incurred. Successful operation of a model is also reliant upon the information technology systems of the Adviser and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. There can be no assurance that the Adviser will be successful in maintaining effective and operational quantitative models and the related hardware and software systems.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

18 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized

abfunds.com	AB US HIGH DIVIDEND ETF | 19

NOTES TO FINANCIAL STATEMENTS (continued)

Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2024 and November 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$285,495	$84,230

Total taxable distributions	285,495	$84,230

20 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$141,901
Accumulated capital and other losses	(223,974	)(a)
Unrealized appreciation (depreciation)	3,083,577	(b)

Total accumulated earnings (deficit)	$3,001,504

(a)	As of November 30, 2024, the Fund had a net capital loss carryforward of $223,974.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund had a net short-term capital loss carryforward of $208,079 and a net long-term capital loss carryforward of $15,895, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to

abfunds.com	AB US HIGH DIVIDEND ETF | 21

NOTES TO FINANCIAL STATEMENTS (continued)

elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

22 | AB US HIGH DIVIDEND ETF	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Year Ended November 30, 2024	March 22, 2023(a) to November 30, 2023

Net asset value, beginning of period	$ 56.14	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	1.87	1.05

Net realized and unrealized gain on investment transactions	18.49	5.79

Net increase in net asset value from operations	20.36	6.84

Less: Dividends

Dividends from net investment income	(1.63)	(.70)

Net asset value, end of period	$ 74.87	$ 56.14

Total Return

Total investment return based on net asset value(d)	36.89%	13.74%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25,457	$6,738

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.45%	.45	%^

Expenses, before waivers/reimbursements	.45%	.45	%^

Net investment income(c)	2.83%	2.82	%^

Portfolio turnover rate(e)	175%	100%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

abfunds.com	AB US HIGH DIVIDEND ETF | 23

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB US High Dividend ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB US High Dividend ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from March 22, 2023 (commencement of operations) to November 30, 2023 and the financial highlights for the year then ended and for the period from March 22, 2023 (commencement of operations) to November 30, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations for the year then ended and the changes in its net assets for the year then ended and the period from March 22, 2023 (commencement of operations) to November 30, 2023 and its financial highlights for the year then ended and for the period from March 22, 2023 (commencement of operations) to November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

24 | AB US HIGH DIVIDEND ETF	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

abfunds.com	AB US HIGH DIVIDEND ETF | 25

2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2024. For individual shareholders, the Fund designates 84.62% of dividends paid as qualified dividend income. For corporate shareholders, 83.14% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

26 | AB US HIGH DIVIDEND ETF	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB US High Dividend ETF (the “Fund”) at a meeting held in-person on November 5-7, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their

abfunds.com	AB US HIGH DIVIDEND ETF | 27

business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in

28 | AB US HIGH DIVIDEND ETF	abfunds.com

which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors have received detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended July 31, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

abfunds.com	AB US HIGH DIVIDEND ETF | 29

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others, and in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in

30 | AB US HIGH DIVIDEND ETF	abfunds.com

respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB US HIGH DIVIDEND ETF | 31

NOTES

32 | AB US HIGH DIVIDEND ETF	abfunds.com

AB US HIGH DIVIDEND ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-UHD-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB US LARGE CAP STRATEGIC EQUITIES ETF

(NYSE: LRGC)

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Information Technology – 29.1%
Electronic Equipment, Instruments & Components – 0.4%
CDW Corp./DE	5,718	$1,005,968

Semiconductors & Semiconductor Equipment – 11.9%
Broadcom, Inc.	32,932	5,337,618
KLA Corp.	2,516	1,627,927
NVIDIA Corp.	133,255	18,422,504
NXP Semiconductors NV	13,432	3,080,898
QUALCOMM, Inc.	5,730	908,377
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	8,083	1,492,607

		30,869,931

Software – 12.0%
Adobe, Inc.(a)	6,364	3,283,378
Gen Digital, Inc.	10,082	311,030
HubSpot, Inc.(a)	1,881	1,356,295
Microsoft Corp.	46,068	19,507,955
Oracle Corp.	30,901	5,711,741
ServiceNow, Inc.(a)	938	984,375

		31,154,774

Technology Hardware, Storage & Peripherals – 4.8%
Apple, Inc.	49,800	11,819,034
Western Digital Corp.(a)	10,745	784,278

		12,603,312

		75,633,985

Financials – 13.6%
Banks – 3.3%
Bank of America Corp.	77,132	3,664,541
Wells Fargo & Co.	64,240	4,893,161

		8,557,702

Capital Markets – 3.7%
Charles Schwab Corp. (The)	55,270	4,574,145
Goldman Sachs Group, Inc. (The)	8,136	4,951,326

		9,525,471

Financial Services – 4.6%
Fiserv, Inc.(a)	11,960	2,642,682
Visa, Inc. – Class A	29,892	9,418,371

		12,061,053

Insurance – 2.0%
Progressive Corp. (The)	14,279	3,839,337
Willis Towers Watson PLC	4,305	1,386,210

		5,225,547

		35,369,773

abfunds.com	AB US LARGE CAP STRATEGIC EQUITIES ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 12.3%
Biotechnology – 1.6%
Regeneron Pharmaceuticals, Inc.(a)	1,985	$1,489,187
Vertex Pharmaceuticals, Inc.(a)	5,928	2,775,074

		4,264,261

Health Care Equipment & Supplies – 1.8%
Edwards Lifesciences Corp.(a)	15,703	1,120,409
Medtronic PLC	39,808	3,444,984

		4,565,393

Health Care Providers & Services – 3.7%
Labcorp Holdings, Inc.	7,366	1,776,385
UnitedHealth Group, Inc.	12,947	7,900,259

		9,676,644

Life Sciences Tools & Services – 3.0%
IQVIA Holdings, Inc.(a)	15,912	3,195,766
Thermo Fisher Scientific, Inc.	4,251	2,251,457
Waters Corp.(a)	5,951	2,289,469

		7,736,692

Pharmaceuticals – 2.2%
Merck & Co., Inc.	19,168	1,948,236
Roche Holding AG (Sponsored ADR)	56,932	2,063,216
Zoetis, Inc.	9,434	1,653,308

		5,664,760

		31,907,750

Communication Services – 11.9%
Diversified Telecommunication Services – 1.2%
Comcast Corp. – Class A	72,681	3,139,092

Entertainment – 1.3%
Walt Disney Co. (The)	29,385	3,451,856

Interactive Media & Services – 8.0%
Alphabet, Inc. – Class C	69,706	11,884,176
Meta Platforms, Inc. – Class A	15,387	8,837,062

		20,721,238

Wireless Telecommunication Services – 1.4%
T-Mobile US, Inc.	14,716	3,633,969

		30,946,155

Consumer Discretionary – 8.0%
Broadline Retail – 4.2%
Amazon.com, Inc.(a)	52,910	10,999,460

Hotels, Restaurants & Leisure – 1.0%
Hyatt Hotels Corp. – Class A	6,017	950,325
Starbucks Corp.	16,497	1,690,282

		2,640,607

2 | AB US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 2.2%
AutoZone, Inc.(a)	506	$1,603,787
Home Depot, Inc. (The)	9,237	3,963,874

		5,567,661

Textiles, Apparel & Luxury Goods – 0.6%
NIKE, Inc. – Class B	19,675	1,549,800

		20,757,528

Industrials – 7.9%
Building Products – 0.7%
Otis Worldwide Corp.	17,943	1,847,770

Electrical Equipment – 2.6%
Eaton Corp. PLC	11,063	4,153,271
GE Vernova, Inc.(a)	7,492	2,503,227

		6,656,498

Ground Transportation – 1.5%
CSX Corp.	107,191	3,917,831

Industrial Conglomerates – 0.6%
Honeywell International, Inc.	6,706	1,562,029

Machinery – 2.2%
Deere & Co.	4,461	2,078,380
PACCAR, Inc.	22,056	2,580,552
Pentair PLC	10,002	1,090,118

		5,749,050

Professional Services – 0.3%
Booz Allen Hamilton Holding Corp.	5,220	773,500

		20,506,678

Consumer Staples – 5.8%
Beverages – 1.6%
Coca-Cola Co. (The)	37,614	2,410,305
Constellation Brands, Inc. – Class A	7,662	1,846,159

		4,256,464

Consumer Staples Distribution & Retail – 3.2%
Costco Wholesale Corp.	2,005	1,948,619
Walmart, Inc.	68,055	6,295,088

		8,243,707

Household Products – 1.0%
Procter & Gamble Co. (The)	14,648	2,625,801

		15,125,972

Energy – 3.7%
Energy Equipment & Services – 1.3%
Baker Hughes Co.	73,939	3,249,619

abfunds.com	AB US LARGE CAP STRATEGIC EQUITIES ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 2.4%
Cameco Corp. (New York)	30,065	$1,787,364
Chevron Corp.	10,206	1,652,658
EOG Resources, Inc.	21,749	2,898,272

		6,338,294

		9,587,913

Materials – 2.8%
Chemicals – 2.8%
Corteva, Inc.	37,404	2,328,025
Linde PLC	5,211	2,402,219
LyondellBasell Industries NV – Class A	29,716	2,476,531

		7,206,775

Real Estate – 1.6%
Industrial REITs – 1.0%
Prologis, Inc.	22,849	2,668,306

Specialized REITs – 0.6%
American Tower Corp.	7,219	1,508,771

		4,177,077

Utilities – 1.5%
Electric Utilities – 1.5%
American Electric Power Co., Inc.	20,891	2,086,175
NextEra Energy, Inc.	24,370	1,917,188

		4,003,363

Total Common Stocks (cost $219,721,108)		255,222,969

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(b)(c)(d) (cost $4,578,396)	4,578,396	4,578,396

Total Investments – 99.9% (cost $224,299,504)		259,801,365
Other assets less liabilities – 0.1%		156,059

Net Assets – 100.0%		$259,957,424

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

4 | AB US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $219,721,108)	$255,222,969
Affiliated issuers (cost $4,578,396)	4,578,396
Unaffiliated dividends receivable	236,737
Affiliated dividends receivable	16,278
Receivable due from Adviser	743

Total assets	260,055,123

Liabilities
Due to custodian	287
Advisory fee payable	97,412

Total liabilities	97,699

Net Assets	$259,957,424

Composition of Net Assets
Capital stock, at par	$374
Additional paid-in capital	223,704,402
Distributable earnings	36,252,648

Net Assets	$259,957,424

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 3,735,020 shares outstanding)	$69.60

See notes to financial statements.

abfunds.com	AB US LARGE CAP STRATEGIC EQUITIES ETF | 5

STATEMENT OF OPERATIONS

Year Ended November 30, 2024

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $15,214)	$1,466,320
Affiliated issuers	110,117
Interest	70	$1,576,507

Expenses
Advisory fee (see Note B)	613,957

Total expenses	613,957
Less: expenses waived and reimbursed by the Adviser (see Note B)	(3,805)

Net expenses		610,152

Net investment income		966,355

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(114,748)
In-kind redemptions		778,746
Net change in unrealized appreciation (depreciation) of:
Investments		33,947,174
Foreign currency denominated assets and liabilities		5

Net gain on investment and foreign currency transactions		34,611,177

Net Increase in Net Assets from Operations		$35,577,532

See notes to financial statements.

6 | AB US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2024	September 20, 2023(a) to November 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$966,355	$51,429
Net realized gain (loss) on investment transactions	663,998	(79,799)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	33,947,179	1,554,687

Net increase in net assets from operations	35,577,532	1,526,317
Distribution to Shareholders	(74,652)	– 0	–
Transactions in Shares of the Fund
Net increase	187,042,367	35,885,860

Total increase	222,545,247	37,412,177
Net Assets
Beginning of period	37,412,177	– 0	–

End of period	$259,957,424	$37,412,177

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB US LARGE CAP STRATEGIC EQUITIES ETF | 7

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB US Large Cap Strategic Equities ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on September 20, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

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NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or

abfunds.com	AB US LARGE CAP STRATEGIC EQUITIES ETF | 9

NOTES TO FINANCIAL STATEMENTS (continued)

pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

10 | AB US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$255,222,969		$	– 0	–	$	– 0	–	$255,222,969
Short-Term Investments	4,578,396			– 0	–		– 0	–	4,578,396

Total Investments in Securities	259,801,365			– 0	–		– 0	–	259,801,365
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$259,801,365		$	– 0	–	$	– 0	–	$259,801,365

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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NOTES TO FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

12 | AB US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .48% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $3,805.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$594	$7,303	$3,319	$4,578	$110

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$26,769,376		$24,430,794
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended November 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$184,745,934		$3,203,058
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$224,330,745

Gross unrealized appreciation	$37,867,791
Gross unrealized depreciation	(2,397,171)

Net unrealized appreciation	$35,470,620

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2024.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

14 | AB US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares			Amount
	Year Ended November 30, 2024	September 20, 2023(a) to November 30, 2023		Year Ended November 30, 2024	September 20, 2023(a) to November 30, 2023

Shares sold	3,075,000	720,020		$191,117,853	$35,885,860

Shares redeemed	(60,000)	– 0	–	(4,075,486)	– 0	–

Net increase	3,015,000	720,020		$187,042,367	$35,885,860

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as

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NOTES TO FINANCIAL STATEMENTS (continued)

interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption

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NOTES TO FINANCIAL STATEMENTS (continued)

transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2024 and fiscal period ended November 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$74,652	$	– 0	–

Total taxable distributions	$74,652	$	– 0	–

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$941,686
Accumulated capital and other losses	(159,663	)(a)
Unrealized appreciation (depreciation)	35,470,625	(b)

Total accumulated earnings (deficit)	$36,252,648

(a)	As of November 30, 2024, the Fund had a net capital loss carryforward of $159,663.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund had a net short-term capital loss carryforward of $122,926 and a net long-term capital loss carryforward of $36,737, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and the tax treatment of gains from a redemption-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

18 | AB US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB US LARGE CAP STRATEGIC EQUITIES ETF | 19

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Year Ended November 30, 2024	September 20, 2023(a) to November 30, 2023

Net asset value, beginning of period	$ 51.96	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	.47	.12

Net realized and unrealized gain on investment transactions	17.26	1.84

Net increase in net asset value from operations	17.73	1.96

Less: Dividends

Dividends from net investment income	(.09)	– 0	–

Net asset value, end of period	$ 69.60	$ 51.96

Total Return

Total investment return based on net asset value(d)	34.20%	3.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$259,957	$37,412

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.48%	.48	%^

Expenses, before waivers/reimbursements	.48%	.48	%^

Net investment income(c)	.76%	1.24	%^

Portfolio turnover rate(e)	19%	4%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

20 | AB US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB US Large Cap Strategic Equities ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB US Large Cap Strategic Equities ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 20, 2023 (commencement of operations) to November 30, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period from September 20, 2023 (commencement of operations) to November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

abfunds.com	AB US LARGE CAP STRATEGIC EQUITIES ETF | 21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

22 | AB US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2024. For foreign shareholders, 2.15% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. For individual shareholders, the Fund designates 31.11% of dividends paid as qualified dividend income. For corporate shareholders, 31.11% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

abfunds.com	AB US LARGE CAP STRATEGIC EQUITIES ETF | 23

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB US Large Cap Strategic Equities ETF (the “Fund”) for an initial two-year period at a meeting held by video conference on January 31-February 1, 2023 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the

24 | AB US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed

abfunds.com	AB US LARGE CAP STRATEGIC EQUITIES ETF | 25

advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The Adviser informed the directors that there were no institutional accounts managed by the Adviser that utilize investment strategies similar to those proposed for the Fund.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

26 | AB US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

NOTES

abfunds.com	AB US LARGE CAP STRATEGIC EQUITIES ETF | 27

NOTES

28 | AB US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

AB US LARGE CAP STRATEGIC EQUITIES ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-ULCSE-0151-1124

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB US LOW VOLATILITY

EQUITY ETF

(NYSE: LOWV)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Information Technology – 29.4%
IT Services – 1.1%
Amdocs Ltd.	10,202	$884,717

Semiconductors & Semiconductor Equipment – 7.0%
Analog Devices, Inc.	2,129	464,228
Applied Materials, Inc.	2,646	462,283
Broadcom, Inc.	14,847	2,406,402
NVIDIA Corp.	11,955	1,652,779
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	1,905	351,777

		5,337,469

Software – 16.5%
Adobe, Inc.(a)	2,114	1,090,676
Dolby Laboratories, Inc. – Class A	6,748	528,503
Gen Digital, Inc.	20,747	640,045
Intuit, Inc.	1,876	1,203,886
Microsoft Corp.	14,675	6,214,276
Nice Ltd. (Sponsored ADR)(a)	1,241	226,408
Oracle Corp.	8,091	1,495,540
Salesforce, Inc.	1,143	377,179
ServiceNow, Inc.(a)	871	914,062

		12,690,575

Technology Hardware, Storage & Peripherals – 4.8%
Apple, Inc.	12,983	3,081,255
NetApp, Inc.	4,670	572,729

		3,653,984

		22,566,745

Financials – 16.3%
Banks – 3.4%
Bank of America Corp.	19,678	934,902
JPMorgan Chase & Co.	4,862	1,214,139
M&T Bank Corp.	2,139	470,558

		2,619,599

Capital Markets – 2.2%
Cboe Global Markets, Inc.	4,025	868,796
MSCI, Inc.	799	487,095
S&P Global, Inc.	616	321,866

		1,677,757

Financial Services – 5.6%
Fiserv, Inc.(a)	8,692	1,920,584
Mastercard, Inc. – Class A	1,701	906,531
Visa, Inc. – Class A	4,697	1,479,931

		4,307,046

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 5.1%
American Financial Group, Inc./OH	2,663	$391,088
Everest Group Ltd.	2,101	814,264
Marsh & McLennan Cos., Inc.	4,489	1,046,969
Progressive Corp. (The)	2,309	620,844
Reinsurance Group of America, Inc.	1,931	441,040
Willis Towers Watson PLC	1,889	608,258

		3,922,463

		12,526,865

Health Care – 13.0%
Biotechnology – 4.3%
AbbVie, Inc.	9,220	1,686,614
Gilead Sciences, Inc.	10,634	984,496
Vertex Pharmaceuticals, Inc.(a)	1,384	647,892

		3,319,002

Health Care Equipment & Supplies – 0.8%
Medtronic PLC	7,301	631,829

Health Care Providers & Services – 4.9%
Cigna Group (The)	2,229	752,956
McKesson Corp.	2,119	1,331,792
UnitedHealth Group, Inc.	2,657	1,621,301

		3,706,049

Life Sciences Tools & Services – 0.3%
Thermo Fisher Scientific, Inc.	438	231,978

Pharmaceuticals – 2.7%
Eli Lilly & Co.	913	726,154
Merck & Co., Inc.	13,392	1,361,163

		2,087,317

		9,976,175

Industrials – 10.0%
Aerospace & Defense – 2.1%
L3Harris Technologies, Inc.	3,490	859,412
Lockheed Martin Corp.	1,411	746,998

		1,606,410

Construction & Engineering – 1.6%
AECOM	6,576	769,195
Stantec, Inc.	5,703	496,275

		1,265,470

Electrical Equipment – 0.7%
Eaton Corp. PLC	1,381	518,455

Professional Services – 5.6%
Automatic Data Processing, Inc.	4,363	1,339,136
Booz Allen Hamilton Holding Corp.	2,550	377,859
Experian PLC (Sponsored ADR)	14,020	670,575
Genpact Ltd.	17,733	818,555

2 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Leidos Holdings, Inc.	2,586	$427,725
RELX PLC (Sponsored ADR)	13,867	652,858

		4,286,708

		7,677,043

Communication Services – 9.3%
Diversified Telecommunication Services – 1.2%
Comcast Corp. – Class A	21,938	947,502

Entertainment – 0.9%
Electronic Arts, Inc.	4,070	666,137

Interactive Media & Services – 6.3%
Alphabet, Inc. – Class C	20,803	3,546,704
Meta Platforms, Inc. – Class A	2,213	1,270,970

		4,817,674

Media – 0.9%
New York Times Co. (The) – Class A	12,817	695,450

		7,126,763

Consumer Discretionary – 8.2%
Broadline Retail – 1.9%
Amazon.com, Inc.(a)	7,112	1,478,514

Hotels, Restaurants & Leisure – 3.3%
Booking Holdings, Inc.	143	743,883
Compass Group PLC (Sponsored ADR)	30,418	1,049,725
Yum! Brands, Inc.	5,002	694,978

		2,488,586

Specialty Retail – 1.9%
AutoZone, Inc.(a)	352	1,115,678
O’Reilly Automotive, Inc.(a)	293	364,263

		1,479,941

Textiles, Apparel & Luxury Goods – 1.1%
Lululemon Athletica, Inc.(a)	2,627	842,374

		6,289,415

Consumer Staples – 6.5%
Beverages – 1.4%
Coca-Cola Co. (The)	16,239	1,040,595

Consumer Staples Distribution & Retail – 1.5%
Koninklijke Ahold Delhaize NV (Sponsored ADR)	14,971	517,398
Walmart, Inc.	7,311	676,267

		1,193,665

Household Products – 1.7%
Colgate-Palmolive Co.	4,271	412,707
Procter & Gamble Co. (The)	4,871	873,175

		1,285,882

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tobacco – 1.9%
Philip Morris International, Inc.	10,846	$1,443,169

		4,963,311

Energy – 2.2%
Oil, Gas & Consumable Fuels – 2.2%
Exxon Mobil Corp.	4,125	486,585
Shell PLC (ADR)	18,852	1,220,479

		1,707,064

Utilities – 2.1%
Electric Utilities – 1.3%
American Electric Power Co., Inc.	10,320	1,030,555

Multi-Utilities – 0.8%
Ameren Corp.	6,254	590,315

		1,620,870

Real Estate – 1.1%
Industrial REITs – 0.4%
First Industrial Realty Trust, Inc.	5,587	298,625

Specialized REITs – 0.7%
Public Storage	1,613	561,405

		860,030

Materials – 1.1%
Chemicals – 1.1%
Sherwin-Williams Co. (The)	2,046	813,081

Total Common Stocks (cost $65,696,617)		76,127,362

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(b)(c)(d) (cost $545,763)	545,763	545,763

Total Investments – 99.9% (cost $66,242,380)		76,673,125
Other assets less liabilities – 0.1%		44,730

Net Assets – 100.0%		$76,717,855

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

4 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $65,696,617)	$76,127,362
Affiliated issuers (cost $545,763)	545,763
Cash	25
Unaffiliated dividends receivable	69,544
Affiliated dividends receivable	3,980
Receivable due from Adviser	181

Total assets	76,746,855

Liabilities
Advisory fee payable	29,000

Total liabilities	29,000

Net Assets	$76,717,855

Composition of Net Assets
Capital stock, at par	$106
Additional paid-in capital	66,139,347
Distributable earnings	10,578,402

Net Assets	$76,717,855

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 1,060,020 shares outstanding)	$72.37

See notes to financial statements.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 5

STATEMENT OF OPERATIONS

Year Ended November 30, 2024

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,564)	$605,275
Affiliated issuers	41,313
Interest	288	$646,876

Expenses
Advisory fee (see Note B)	204,983

Total expenses	204,983
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,385)

Net expenses		203,598

Net investment income		443,278

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		26,128
In-kind redemptions		227,760
Foreign currency transactions		(13)
Net change in unrealized appreciation (depreciation) of investments		9,088,077

Net gain on investment and foreign currency transactions		9,341,952

Net Increase in Net Assets from Operations		$9,785,230

See notes to financial statements.

6 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2024	March 22, 2023(a) to November 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$443,278	$78,842
Net realized gain (loss) on investment transactions and foreign currency transactions	253,875	(20,692)
Net change in unrealized appreciation (depreciation) of investments	9,088,077	1,342,668

Net increase in net assets from operations	9,785,230	1,400,818
Distribution to Shareholders	(317,880)	(44,870)
Transactions in Shares of the Fund
Net increase	52,231,037	13,663,520

Total increase	61,698,387	15,019,468
Net Assets
Beginning of period	15,019,468	– 0	–

End of period	$76,717,855	$15,019,468

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 7

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB US Low Volatility Equity ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on March 22, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

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NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at

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NOTES TO FINANCIAL STATEMENTS (continued)

the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$76,127,362		$	– 0	–	$	– 0	–	$76,127,362
Short-Term Investments	545,763			– 0	–		– 0	–	545,763

Total Investments in Securities	76,673,125			– 0	–		– 0	–	76,673,125
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$76,673,125		$	– 0	–	$	– 0	–	$76,673,125

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment

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NOTES TO FINANCIAL STATEMENTS (continued)

income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .48% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

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NOTES TO FINANCIAL STATEMENTS (continued)

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $1,385.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$246	$5,708	$5,408	$546	$41

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$14,291,230		$12,403,867
U.S. government securities	– 0	–	– 0	–

During the year ended November 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and

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NOTES TO FINANCIAL STATEMENTS (continued)

losses in connection with each in-kind redemption transaction. For the year ended November 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$50,970,133		$778,790
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$66,271,364

Gross unrealized appreciation	$10,860,042
Gross unrealized depreciation	(458,281)

Net unrealized appreciation	$10,401,761

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2024.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at

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NOTES TO FINANCIAL STATEMENTS (continued)

market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2024	March 22, 2023(a) November 30, 2023	Year Ended November 30, 2024	March 22, 2023(a) November 30, 2023

Shares sold	820,000	270,020	$53,679,497	$14,218,038

Shares redeemed	(20,000)	(10,000)	(1,448,460)	(554,518)

Net increase	800,000	260,020	$52,231,037	$13,663,520

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

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NOTES TO FINANCIAL STATEMENTS (continued)

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2024 and the period ended November 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$317,880	$44,870

Total taxable distributions paid	$317,880	$44,870

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$176,641
Accumulated capital and other losses	0	(a)
Unrealized appreciation (depreciation)	10,401,761	(b)

Total accumulated earnings (deficit)	$10,578,402

(a)	During the fiscal year, the Fund utilized $36,401 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

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NOTES TO FINANCIAL STATEMENTS (continued)

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended November 30, 2024	March 22, 2023(a) to November 30, 2023

Net asset value, beginning of period	$ 57.76	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	.69	.47

Net realized and unrealized gain on investment transactions	14.51	7.56

Net increase in net asset value from operations	15.20	8.03

Less: Dividends

Dividends from net investment income	(.59)	(.27)

Net asset value, end of period	$ 72.37	$ 57.76

Total Return

Total investment return based on net asset value(d)	26.47%	16.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$76,718	$15,019

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.48%	.48	%^

Expenses, before waivers/reimbursements	.48%	.48	%^

Net investment income(c)	1.04%	1.24	%^

Portfolio turnover rate(e)	30%	22%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of AB US Low Volatility Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB US Low Volatility Equity ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from March 22, 2023 (commencement of operations) to November 30, 2023 and the financial highlights for the year then ended and for the period from March 22, 2023 (commencement of operations) to November 30, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2024, the results of its operations for the year then ended and the changes in its net assets for the year then ended and the period from March 22, 2023 (commencement of operations) to November 30, 2023 and its financial highlights for the year then ended and for the period from March 22, 2023 (commencement of operations) to November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2024. For individual shareholders, the Fund designates 89.22% of dividends paid as qualified dividend income. For corporate shareholders, 89.22% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB US Low Volatility Equity ETF (the “Fund”) at a meeting held by video conference on May 7-9, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in

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which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed performance information prepared by the Adviser showing performance of the Fund against a broad-based securities market index for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was lower than the median.
The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory

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accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the shares of the Fund in comparison to the medians for a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s expense ratio was below the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect

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to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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AB US LOW VOLATILITY EQUITY ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-ULVE-0151-1124

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

ETF - ConBuffer

At a Special Meeting held on July 18, 2024, shareholders of AB Conservative Buffer ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ETF - CorpBond

At a Special Meeting held on July 18, 2024, shareholders of AB Corporate Bond ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ETF - CPB

At a Special Meeting held on July 18, 2024, shareholders of AB Core Plus Bond ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ETF - DIS

At a Special Meeting held on July 18, 2024, shareholders of AB Disruptors ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ETF - HY

At a Special Meeting held on July 18, 2024, shareholders of AB High Yield ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ETF - ILVE

At a Special Meeting held on July 18, 2024, shareholders of AB International Low Volatility Equity ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ETF - TAIM

At a Special Meeting held on July 18, 2024, shareholders of AB Tax-Aware Intermediate Municipal ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ETF - TALM

At a Special Meeting held on July 18, 2024, shareholders of AB Tax-Aware Long Municipal ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ETF - TASD

At a Special Meeting held on July 18, 2024, shareholders of AB Tax-Aware Short Duration Municipal ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ETF - USHD

At a Special Meeting held on July 18, 2024, shareholders of AB US High Dividend ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ETF-USI

At a Special Meeting held on July 18, 2024, shareholders of AB Ultra Short Income ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ETF - USLCSE

At a Special Meeting held on July 18, 2024, shareholders of AB US Large Cap Strategic Equities ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ETF - USLV

At a Special Meeting held on July 18, 2024, shareholders of AB US Low Volatility Equity ETF (the “Fund”), a series of AB Active ETFs, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 1 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Active ETFs, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	January 29, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	January 29, 2025

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	January 29, 2025